      As filed with the Securities and Exchange Commission on June 26, 2009
                                               File Nos. 333-92935 and 811-09729

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]
                      Post-Effective Amendment No. 245 [X]
                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]
                              Amendment No. 245 [X]
                        (Check appropriate box or boxes)

                                   ----------

                                  iShares Trust
               (Exact Name of Registrant as Specified in Charter)

                                   ----------

                     c/o State Street Bank and Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                (Address of Principal Executive Office)(Zip Code)

       Registrant's Telephone Number, including Area Code: (415) 597-2000

                          The Corporation Trust Company
                               1209 Orange Street
                              Wilmington, DE 19801
                     (Name and Address of Agent for Service)

                                   ----------

                                 With Copies to:

   MARGERY K. NEALE, ESQ.       BENJAMIN J. HASKIN, ESQ.       JESSICA N. BENTLEY, ESQ.
WILLKIE FARR & GALLAGHER LLP  WILLKIE FARR & GALLAGHER LLP  BARCLAYS GLOBAL INVESTORS, N.A.
     787 SEVENTH AVENUE            1875 K STREET, NW               400 HOWARD STREET
  NEW YORK, NY 10019-6099      WASHINGTON, DC 20006-1238        SAN FRANCISCO, CA 94105

     It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to paragraph (b)

[_]  60 days after filing pursuant to paragraph (a)(1)

[_]  75 days after filing pursuant to paragraph (a)(2)

[X]  On July 1, 2009 pursuant to paragraph (b)

[_]  On (date) pursuant to paragraph (a)(1)

[_]  On (date) pursuant to paragraph (a)(2)

     If appropriate, check the following box:

[_] The post-effective amendment designates a new effective date for a previously filed post-effective amendment

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                        2009 PROSPECTUS TO SHAREHOLDERS

              iSHARES(Reg. TM) BARCLAYS 1-3 YEAR CREDIT BOND FUND
                                  JULY 1, 2009

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The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:
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iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays 1-3 Year Credit Bond Fund (the "Fund").


CUSIP: 464288646
TRADING SYMBOL: CSJ

UNDERLYING INDEX: Barclays Capital U.S. 1-3 Year Credit Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. 1-3 Year Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Credit Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2009, there were 632 issues in the Underlying Index.


The Underlying Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and bonds that have been issued in one country's currency but are traded outside of that country in a different monetary and regulatory system (Eurobonds). The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -0.07%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 1.14%. The best calendar quarter return during the periods shown above was 2.09% in the 1st quarter of 2008; the worst was -3.00% in the 3rd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                     SINCE FUND
                                          ONE YEAR   INCEPTION
                                          ---------  ----------
(INCEPTION DATE: 01/5/2007)
  Return Before Taxes                      -0.07%       2.66%
  Return After Taxes on Distributions/1/   -1.47%       1.10%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                -0.05%       1.37%
BARCLAYS CAPITAL U.S. 1-3 YEAR CREDIT
BOND INDEX (Index
returns do not reflect deductions for
fees, expenses, or
taxes)                                      0.30%       3.01%



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                  FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.20%            None             None          0.20%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $20         $64        $113       $255

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Peter Cramer and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CSJ".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing

Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $10,020,000       100,000           $500                3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  103.09        $ 100.76          $100.08
                                    ---------        --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                4.44            4.77             0.69
 Net realized and unrealized
  gain (loss)/c/                        (6.21)           2.27             0.28
                                    ---------        --------          -------
Total from investment
  operations                            (1.77)           7.04             0.97
                                    ---------        --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (4.01)          (4.71)           (0.29)
                                    ---------        --------          -------
Total distributions                     (4.01)          (4.71)           (0.29)
                                    ---------        --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $   97.31        $ 103.09          $100.76
                                    =========        ========          =======
TOTAL RETURN                            (1.74)%          7.21%            0.97%/d/
                                    =========        ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $1,158,031       $298,960          $20,152
 Ratio of expenses to
  average net assets/e/                  0.20%           0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/e/                              4.50%           4.72%            4.67%
 Portfolio turnover rate/f/                67%             64%              13%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 5.0%                                 1                   0.32%
Greater than 4.5% and Less than 5.0%              2                   0.64
Greater than 4.0% and Less than 4.5%             12                   3.83
Greater than 3.5% and Less than 4.0%              8                   2.56
Greater than 3.0% and Less than 3.5%             17                   5.43
Greater than 2.5% and Less than 3.0%             19                   6.07
Greater than 2.0% and Less than 2.5%             21                   6.71
Greater than 1.5% and Less than 2.0%             29                   9.27
Greater than 1.0% and Less than 1.5%             25                   7.99
Greater than 0.5% and Less than 1.0%            124                  39.61
BETWEEN 0.5% AND -0.5%                           48                  15.33
Less than -0.5% and Greater than -1.0%            1                   0.32
Less than -1.0% and Greater than -1.5%            2                   0.64
Less than -1.5%                                   4                   1.28
                                                ---                 ------
                                                313                 100.00%
                                                ===                 ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                      AVERAGE ANNUAL TOTAL RETURNS                        CUMULATIVE TOTAL RETURNS
------------------------------------------------------------------------- ------------------------
               YEAR ENDED 2/28/09                 INCEPTION TO 2/28/09*    INCEPTION TO 2/28/09*
------------------------------------------------ ------------------------ -----------------------
             NAV               MARKET    INDEX     NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- --------- --------- ------- -------- ------- ------- -------- ------
           (1.74)%            (0.13)%   (1.26)%   2.91%    3.94%   3.27%   6.37%    8.67%   7.16%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

[GRAPHIC APPEARS HERE]


                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-CSJ-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

             iSHARES(Reg. TM) BARCLAYS 1-3 YEAR TREASURY BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays 1-3 Year Treasury Bond Fund (the "Fund").


CUSIP: 464287457
TRADING SYMBOL: SHY

UNDERLYING INDEX: Barclays Capital U.S. 1-3 Year Treasury Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. 1-3 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 1-3 Year Treasury Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2009, there were 47 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Securities issued by the U.S. government have limited credit risk. However, securities issued by U.S. government agencies (such as U.S. agency mortgage pass-through securities) are not necessarily backed by the full faith and credit of the U.S. government.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.


SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

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2003   1.79%
2004   0.81%
2005   1.48%
2006   3.84%
2007   7.30%
2008   6.64%


-----------

/1/ The Fund's total return for the three months ended March 31, 2009 was 0.03%.

The best calendar quarter return during the periods shown above was 3.09% in the 1st quarter of 2008; the worst was -1.16% in the 2nd quarter of 2004.


                          AVERAGE ANNUAL TOTAL RETURNS

                   (for the periods ended December 31, 2008)



                                                                  SINCE FUND
                                          ONE YEAR   FIVE YEARS   INCEPTION
                                         ---------- ------------ -----------
(INCEPTION DATE: 07/22/2002)
  Return Before Taxes                       6.64%       3.97%       3.71%
  Return After Taxes on Distributions/1/    5.35%       2.75%       2.63%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                 4.29%       2.67%       2.53%
BARCLAYS CAPITAL U.S. 1-3 YEAR TREASURY
BOND INDEX (Index
returns do not reflect deductions for
fees, expenses, or
taxes)                                      6.67%       4.06%       3.81%


-----------

/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                          NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.15%            None             None          0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $15         $48        $85        $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since July 2002.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "SHY".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $8,393,000      100,000           N/A                  N/A                   N/A


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006    FEB. 28, 2005
                               ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                       $    84.13       $    80.38       $    80.08       $    80.99       $    82.80
                                ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                2.54/a/          3.60/a/          3.42/a/          2.66            1.66
 Net realized and unrealized
  gain (loss)/b/                      0.12             3.58             0.24            (1.05)          (1.84)
                                ----------       ----------       ----------       ----------       ----------
Total from investment
  operations                          2.66             7.18             3.66             1.61           (0.18)
                                ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income               (2.80)           (3.43)           (3.36)           (2.52)          (1.63)
                                ----------       ----------       ----------       ----------       ----------
Total distributions                  (2.80)           (3.43)           (3.36)           (2.52)          (1.63)
                                ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR    $    83.99       $    84.13       $    80.38       $    80.08       $    80.99
                                ==========       ==========       ==========       ==========       ==========
TOTAL RETURN                          3.22%            9.20%            4.69%            2.01%          (0.21)%
                                ==========       ==========       ==========       ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                        $7,323,761       $9,901,733       $5,538,391       $3,771,679       $2,729,361
 Ratio of expenses to
  average net assets                  0.15%            0.15%            0.15%            0.15%           0.15%
 Ratio of net investment
  income to average net
  assets                              3.05%            4.43%            4.28%            3.36%           2.11%
 Portfolio turnover rate/c/             37%              76%              64%              83%            106%


-----------

/a/  Based on average shares outstanding throughout the period.

/b/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. BARCLAYS CAPITAL'S ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF BARCLAYS CAPITAL AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE

FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
-----------------------  ----------------  -------------------------
BETWEEN 0.5% AND -0.5%         313                  100.00%
                               ---                  ------
                               313                  100.00%
                               ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009



                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/09               FIVE YEARS ENDED 2/28/09  INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
            3.22%              3.28%   3.34%   3.73%    3.74%   3.82%   3.54%    3.55%   3.65%



                                   CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------------
           YEAR ENDED 2/28/09              FIVE YEARS ENDED 2/28/09    INCEPTION TO 2/28/09*
----------------------------------------- -------------------------- -------------------------
           NAV            MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- ------- -------- -------- -------- -------- -------- -------
          3.22%            3.28%   3.34%   20.10%   20.17%   20.63%   25.84%   25.96%   26.77%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (07/22/02). The first day of secondary market trading in shares of the Fund was 07/26/02.

[GRAPHIC APPEARS HERE]


                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-SHY-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

             iSHARES(Reg. TM) BARCLAYS 3-7 YEAR TREASURY BOND FUND
                                  JULY 1, 2009

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                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
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delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays 3-7 Year Treasury Bond Fund (the "Fund").


CUSIP: 464288661
TRADING SYMBOL: IEI

UNDERLYING INDEX: Barclays Capital U.S. 3-7 Year Treasury Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............  10
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. 3-7 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 3-7 Year Treasury Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of May 31, 2009, there were 51 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

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2008   13.12%


----------
/1/ The Fund's total return for the three months ended March 31, 2009 was -0.33%. The best calendar quarter return during the period shown above was 7.40% in the 4th quarter of 2008; the worst was -2.78% in the 2nd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                     13.12%      11.42%
  Return After Taxes on Distributions/1/  11.97%      10.05%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                8.49%       8.93%
BARCLAYS CAPITAL U.S. 3-7 YEAR TREASURY
BOND INDEX (Index
returns do not reflect deductions for
fees, expenses, or
taxes)                                    13.26%      11.49%



-----------
/1/After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                  FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.15%            None             None           0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR     3 YEARS  5 YEARS  10 YEARS
------------  -------  -------  --------
     $15        $48      $85      $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "IEI".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the

Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $11,163,000      100,000           $500                3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 109.90         $ 101.03          $100.11
                                    --------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               3.29             4.21             0.62
 Net realized and unrealized
  gain/c/                               3.02             8.95             0.55
                                    --------         --------          -------
Total from investment
  operations                            6.31            13.16             1.17
                                    --------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.22)           (4.29)           (0.25)
                                    --------         --------          -------
Total distributions                    (3.22)           (4.29)           (0.25)
                                    --------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 112.99         $ 109.90          $101.03
                                    ========         ========          =======
TOTAL RETURN                            5.84%           13.46%            1.17%/d/
                                    ========         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $847,401         $450,588          $20,206
 Ratio of expenses to
  average net assets/e/                 0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets/e/                             2.98%            4.04%            4.19%
 Portfolio turnover rate/f/               55%              41%               2%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
BETWEEN 0.5% AND -0.5%                          310                   99.04%
Less than -0.5% and Greater than -1.0%            2                    0.64
Less than -1.0% and Greater than -1.5%            1                    0.32
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*     INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
            5.84%              5.85%   6.08%   9.46%    9.49%   9.55%   21.45%   21.54%   21.68%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-IEI-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

            iSHARES(Reg. TM) BARCLAYS 7-10 YEAR TREASURY BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays 7-10 Year Treasury Bond Fund (the "Fund").


CUSIP: 464287440
TRADING SYMBOL: IEF

UNDERLYING INDEX: Barclays Capital U.S. 7-10 Year Treasury Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. 7-10 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 7-10 Year Treasury Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of May 31, 2009, there were 19 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS1 (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2003    2.05%
2004    4.45%
2005    2.25%
2006    2.65%
2007    10.20%
2008    18.02%


-----------

/1/ The Fund's total return for the three months ended March 31, 2009 was -1.33%.

The best calendar quarter return during the periods shown above was 12.23% in the 4th quarter of 2008; the worst was -4.39% in the 2nd quarter of 2004.


                          AVERAGE ANNUAL TOTAL RETURNS

                   (for the periods ended December 31, 2008)



                                                                  SINCE FUND
                                          ONE YEAR   FIVE YEARS   INCEPTION
                                         ---------- ------------ -----------
(INCEPTION DATE: 07/22/2002)
  Return Before Taxes                       18.02%       7.36%       7.10%
  Return After Taxes on Distributions/1/    16.36%       5.84%       5.58%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                 11.61%       5.38%       5.18%
BARCLAYS CAPITAL U.S. 7-10 YEAR
TREASURY BOND INDEX
(Index returns do not reflect
deductions for fees, expenses,
or taxes)                                   17.97%       7.38%       7.06%


-----------

/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                   ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                  FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.15%            None             None           0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $15         $48        $85        $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since July 2002.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "IEF".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,134,000      100,000           N/A                  N/A                   N/A


-----------

*    As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006    FEB. 28, 2005
                               ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                       $    90.66       $    83.49       $    82.91        $    84.30        $  86.65
                                ----------       ----------       ----------        ----------        --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                3.57/a/          3.82/a/          3.69/a/           3.29            2.88
 Net realized and unrealized
  gain (loss)/b/                      3.04             7.06             0.43             (1.43)          (2.05)
                                ----------       ----------       ----------        ----------        --------
Total from investment
  operations                          6.61            10.88             4.12              1.86            0.83
                                ----------       ----------       ----------        ----------        --------
LESS DISTRIBUTIONS FROM:
 Net investment income               (3.64)           (3.71)           (3.54)            (3.25)          (3.18)
                                ----------       ----------       ----------        ----------        --------
Total distributions                  (3.64)           (3.71)           (3.54)            (3.25)          (3.18)
                                ----------       ----------       ----------        ----------        --------
NET ASSET VALUE, END OF YEAR    $    93.63       $    90.66       $    83.49        $    82.91        $  84.30
                                ==========       ==========       ==========        ==========        ========
TOTAL RETURN                          7.46%           13.51%            5.14%             2.21%           1.06%
                                ==========       ==========       ==========        ==========        ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                        $2,612,147       $2,728,892       $1,911,850        $1,177,379        $767,100
 Ratio of expenses to
  average net assets                  0.15%            0.15%            0.15%             0.15%           0.15%
 Ratio of net investment
  income to average net
  assets                              3.93%            4.53%            4.50%             4.02%           3.75%
 Portfolio turnover rate/c/             38%              40%              45%               94%            121%


-----------

/a/  Based on average shares outstanding throughout the period.

/b/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 0.5%                                 1                    0.32%
BETWEEN 0.5% AND -0.5%                          309                   98.72
Less than -0.5% and Greater than -1.0%            2                    0.64
Less than -1.0% and Greater than -1.5%            1                    0.32
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009



                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/09               FIVE YEARS ENDED 2/28/09  INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
            7.46%              7.55%   7.31%   5.78%    5.80%   5.78%   6.17%    6.20%   6.11%



                                   CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------------
           YEAR ENDED 2/28/09              FIVE YEARS ENDED 2/28/09    INCEPTION TO 2/28/09*
----------------------------------------- -------------------------- -------------------------
           NAV            MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- ------- -------- -------- -------- -------- -------- -------
          7.46%           7.55%   7.31%   32.44%   32.54%   32.47%   48.55%   48.78%   48.03%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (07/22/02). The first day of secondary market trading in shares of the Fund was 07/26/02.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-IEF-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

            iSHARES(Reg. TM) BARCLAYS 10-20 YEAR TREASURY BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays 10-20 Year Treasury Bond Fund (the "Fund").


CUSIP: 464288653
TRADING SYMBOL: TLH

UNDERLYING INDEX: Barclays Capital U.S. 10-20 Year Treasury Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. 10-20 Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 10-20 Year Treasury Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. As of May 31, 2009, there were 24 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   20.08%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was -2.58%. The best calendar quarter return during the period shown above was 15.12% in the 4th quarter of 2008; the worst was -2.15% in the 2nd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                     20.08%      14.43%
  Return After Taxes on Distributions/1/  18.42%      12.70%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                               12.92%      11.26%
BARCLAYS CAPITAL U.S. 10-20 YEAR
TREASURY BOND INDEX
(Index returns do not reflect
deductions for fees, expenses,
or taxes)                                 19.69%      14.22%



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                      NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.15%            None             None           0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $15         $48        $85        $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "TLH".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,854,000      100,000           $500               3.0%                  2.0%


-----------

*    As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 108.18         $ 101.92          $100.77
                                    --------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               4.56             4.68             0.63
 Net realized and unrealized
  gain/c/                               3.33             6.29             0.78
                                    --------         --------          -------
Total from investment
  operations                            7.89            10.97             1.41
                                    --------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.39)           (4.71)           (0.26)
                                    --------         --------          -------
Total distributions                    (4.39)           (4.71)           (0.26)
                                    --------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 111.68         $ 108.18          $101.92
                                    ========         ========          =======
TOTAL RETURN                            7.48%           11.19%            1.41%/d/
                                    ========         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $167,526         $119,003          $30,576
 Ratio of expenses to
  average net assets/e/                 0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets/e/                             4.17%            4.53%            4.29%
 Portfolio turnover rate/f/               22%              22%               0%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 1.0% and Less than 1.5%              1                    0.32%
Greater than 0.5% and Less than 1.0%             10                    3.19
BETWEEN 0.5% AND -0.5%                          298                   95.21
Less than -0.5% and Greater than -1.0%            3                    0.96
Less than -1.0% and Greater than -1.5%            1                    0.32
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*     INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
             7.48%             7.69%   7.26%   9.35%    9.49%   9.25%   21.21%   21.52%   20.95%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-TLH-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

             iSHARES(Reg. TM) BARCLAYS 20+ YEAR TREASURY BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays 20+ Year Treasury Bond Fund (the "Fund").


CUSIP: 464287432
TRADING SYMBOL: TLT

UNDERLYING INDEX: Barclays Capital U.S. 20+ Year Treasury Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   5
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. 20+ Year Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. 20+ Year Treasury Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2009, there were 10 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of greater than or equal to 20 years, are rated investment grade and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2003    1.76%
2004    8.87%
2005    8.46%
2006    0.85%
2007    10.14%
2008    33.77%


-----------

/1/ The Fund's total return for the three months ended March 31, 2009 was -10.94%.

The best calendar quarter return during the periods shown above was 27.28% in the 4th quarter of 2008; the worst was -5.74% in the 2nd quarter of 2004.


                          AVERAGE ANNUAL TOTAL RETURNS

                   (for the periods ended December 31, 2008)



                                                                  SINCE FUND
                                          ONE YEAR   FIVE YEARS   INCEPTION
                                         ---------- ------------ -----------
(INCEPTION DATE: 07/22/2002)
  Return Before Taxes                       33.77%      11.90%       10.92%
  Return After Taxes on Distributions/1/    31.77%      10.12%        9.09%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                 21.68%       9.17%        8.31%
BARCLAYS CAPITAL U.S. 20+ YEAR TREASURY
BOND INDEX (Index
returns do not reflect deductions for
fees, expenses, or
taxes)                                      33.72%      11.96%       10.97%


-----------

/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.15%            None             None           0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $15         $48        $85        $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since July 2002.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "TLT".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,416,000      100,000           N/A                  N/A                   N/A


-----------

*    As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006    FEB. 28, 2005
                               ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                       $    94.33       $    90.22       $    91.41         $  90.12         $  88.57
                                ----------       ----------       ----------         --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                4.08/a/          4.17/a/          4.10/a/          4.12             4.00
 Net realized and unrealized
  gain (loss)/b/                      7.27             4.10            (1.26)            1.32             1.68
                                ----------       ----------       ----------         --------         --------
Total from investment
  operations                         11.35             8.27             2.84             5.44             5.68
                                ----------       ----------       ----------         --------         --------
LESS DISTRIBUTIONS FROM:
 Net investment income               (4.13)           (4.16)           (4.03)           (4.15)           (4.13)
                                ----------       ----------       ----------         --------         --------
Total distributions                  (4.13)           (4.16)           (4.03)           (4.15)           (4.13)
                                ----------       ----------       ----------         --------         --------
NET ASSET VALUE, END OF YEAR    $   101.55       $    94.33       $    90.22         $  91.41         $  90.12
                                ==========       ==========       ==========         ========         ========
TOTAL RETURN                         12.30%            9.54%            3.37%            6.12%            6.72%
                                ==========       ==========       ==========         ========         ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                        $1,584,150       $1,707,364       $1,389,320         $868,402         $748,022
 Ratio of expenses to
  average net assets                  0.15%            0.15%            0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets                              4.18%            4.69%            4.70%            4.42%            4.71%
 Portfolio turnover rate/c/             41%              26%              25%              25%              18%


-----------

/a/  Based on average shares outstanding throughout the period.

/b/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 1.0%                                 1                    0.32%
Greater than 0.5% and Less than 1.0%             20                    6.39
BETWEEN 0.5% AND -0.5%                          280                   89.46
Less than -0.5% and Greater than -1.0%           11                    3.51
Less than -1.0%                                   1                    0.32
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009



                                 AVERAGE ANNUAL TOTAL RETURNS
-----------------------------------------------------------------------------------------------
              YEAR ENDED 2/28/09               FIVE YEARS ENDED 2/28/09  INCEPTION TO 2/28/09*
---------------------------------------------- ------------------------ -----------------------
             NAV              MARKET    INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- -------- ------- -------- ------- ------- -------- ------
           12.30%             12.55%   12.34%   7.56%    7.55%   7.63%   8.05%    8.06%   8.11%



                                   CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------------------
            YEAR ENDED 2/28/09              FIVE YEARS ENDED 2/28/09    INCEPTION TO 2/28/09*
------------------------------------------ -------------------------- -------------------------
           NAV            MARKET    INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- -------- -------- -------- -------- -------- -------- -------
          12.30%          12.55%   12.34%   43.99%   43.90%   44.44%   66.80%   66.94%   67.49%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (07/22/02). The first day of secondary market trading in shares of the Fund was 07/26/02.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-TLT-0709

                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

                  iSHARES(Reg. TM) BARCLAYS AGENCY BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.



The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays Agency Bond Fund (the "Fund").


CUSIP: 464288166
TRADING SYMBOL: AGZ
UNDERLYING INDEX: Barclays Capital U.S. Agency Bond Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").

                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   7
Performance Information...............   7
Fees and Expenses.....................   7
Management............................   8
Shareholder Information...............   9
Distribution..........................  15
Financial Highlights..................  16
Index Provider........................  17
Disclaimers...........................  17
Supplemental Information..............  19



"Barclays Capital Inc." and "Barclays Capital U.S. Agency Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Agency Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index measures the performance of the agency sector of the U.S. government bond market and is comprised of investment-grade native-currency U.S. dollar-denominated debentures issued by government and government-related agencies, including the Federal National Mortgage Association ("FNMA" or "Fannie Mae"). The Underlying Index includes both callable and non-callable agency securities that are publicly-issued by U.S. government agencies, quasi-federal corporations (as described below), and corporate and foreign debt guaranteed by the U.S. government. In addition, the securities must be fixed-rate and non-convertible. The Underlying Index includes securities of the following categories:

o GOVERNMENT GUARANTEED SECURITIES: issuances that carry direct guarantees from central governments (including, but not limited to, the U.S. federal government);

o GOVERNMENT OWNED, NOT GUARANTEED, SECURITIES: issuances of entities that are more than 50% owned by central or local governments (including, but not limited to, the U.S. federal government and U.S. state governments), but carry no explicit guarantee of repayment; and

o GOVERNMENT SPONSORED SECURITIES: issuances of entities that are not 100% government owned and that have no guarantee, but carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.

The Underlying Index represents the agency portion of the Barclays Capital U.S. Aggregate Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA.

As of May 31, 2009, approximately 81.04% of the composite market value of the bonds represented in the Underlying Index were U.S. agency debentures issued by Fannie Mae, the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"), and the Federal Home Loan Bank System ("FHLB").

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

AGENCY DEBT RISK. The Fund will invest in uncollateralized bonds or debentures issued by government agencies, including Fannie Mae and Freddie Mac. Debentures issued by government agencies are generally backed only by the general creditworthiness and reputation of the government agency issuing the debenture and are not backed by the full faith and credit of the U.S. government.

Some government agencies, including Fannie Mae and Freddie Mac, purchase and guarantee residential mortgages and form mortgage-backed securities that they issue to the market. These agencies also hold their own mortgage-backed securities as well as those of other institutions with funding from the agency debentures they issue. Recent events in the markets for mortgage-backed securities have adversely affected the value of those mortgage-backed securities held and/or issued by these agencies.

Fannie Mae and Freddie Mac were recently placed under the conservatorship of the U.S. Federal Housing Finance Agency ("FHFA"). Under this conservatorship, the FHFA will operate and manage the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly. Prices of bonds may fall because of a rise in interest rates.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                                              FROM
                                              THE
                    FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE NET
                                            ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.20%            None             None           0.20%



-----------
/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



    1 YEAR       3 YEARS
--------------  ---------
      $20          $64

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.

Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BGFA will be paid.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended February 28.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since November 2008.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since November 2008.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.

The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "AGZ".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.

If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,741,000      100,000           $ 100               3.0%                  2.0%



-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                          PERIOD FROM
                                        NOV. 5, 2008/A/
                                              TO
                                         FEB. 28, 2009
                                       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD      $102.21
                                          -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/b/                    0.88
 Net realized and unrealized gain/c/         4.54
                                          -------
Total from investment operations             5.42
                                          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                      (0.63)
                                          -------
Total distributions                         (0.63)
                                          -------
NET ASSET VALUE, END OF PERIOD            $107.00
                                          =======
TOTAL RETURN                                 5.27%/d/
                                          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $74,898
 Ratio of expenses to average net            0.20%
  assets/e/
 Ratio of net investment income to           2.62%
  average net assets/e/
 Portfolio turnover rate/f/                    18%



-----------
/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout the period.

/c/ The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.

Disclaimers

THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2009 through March 31, 2009.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
------------------------------------  ----------------  -------------------------
Greater than 0.5% and Less than 1.0          12                    19.67%
BETWEEN 0.5% AND -0.5%                       49                    80.33
                                            ---                   ------
                                             61                   100.00%
                                            ===                   ======

II. TOTAL RETURN INFORMATION

The tables that follow present information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009




        CUMULATIVE TOTAL RETURNS
----------------------------------------
         INCEPTION TO 2/28/09*
----------------------------------------
           NAV            MARKET   INDEX
------------------------ -------- ------
          5.27%            5.60%   4.60%



-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (11/05/08). The first day of secondary market trading in shares of the Fund was 11/07/08.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-AGZ-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

                 iSHARES(Reg. TM) BARCLAYS AGGREGATE BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays Aggregate Bond Fund (the "Fund").


CUSIP: 464287226
TRADING SYMBOL: AGG

UNDERLYING INDEX: Barclays Capital U.S. Aggregate Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   7
Performance Information...............   8
Fees and Expenses.....................   9
Management............................   9
Shareholder Information...............  11
Distribution..........................  17
Financial Highlights..................  18
Index Provider........................  19
Disclaimers...........................  19
Supplemental Information..............  21



"Barclays Capital Inc." and "Barclays Capital U.S. Aggregate Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Aggregate Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of the total United States investment grade bond market. As of May 31, 2009, there were 8,866 issues in the Underlying Index.


The Underlying Index measures the performance of the U.S. investment grade bond market, which includes investment grade U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index have $250 million or more of outstanding face value and have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Certain types of securities, such as state and local government series bonds, structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds are excluded from the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. For example, the Fund may invest in securities not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).

As of May 31, 2009, approximately 35.72% of the bonds represented in the Underlying Index were U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed-rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") that are backed by pools of mortgages. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds affiliated with BGFA. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. Additional information regarding the fees and expenses of the Fund is provided in the FEES AND EXPENSES section of this Prospectus.


BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


DERIVATIVES RISK. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. While securities issued by GNMA are backed by the full faith and credit of the U.S. government, securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so.

Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund's income.

Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund's income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for mortgage-backed securities experienced substantially lower valuations and greatly reduced liquidity. Mortgage-backed securities continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2004    4.01%
2005    2.17%
2006    4.14%
2007    6.57%
2008    5.90%


-----------

    /1/   The Fund's total return for the three months ended March 31, 2009 was -0.30%.

The best calendar quarter return during the periods shown above was 5.21% in the 4th quarter of 2008; the worst was -2.66% in the 2nd quarter of 2004.


                          AVERAGE ANNUAL TOTAL RETURNS

                   (for the periods ended December 31, 2008)



                                                                  SINCE FUND
                                          ONE YEAR   FIVE YEARS   INCEPTION
                                         ---------- ------------ -----------
(INCEPTION DATE: 09/22/2003)
  Return Before Taxes                       5.90%       4.54%       4.61%
  Return After Taxes on Distributions/1/    4.17%       2.95%       3.05%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                 3.78%       2.93%       3.01%
BARCLAYS CAPITAL U.S. AGGREGATE BOND
INDEX (Index
returns do not reflect deductions for
fees, expenses, or
taxes)                                      5.24%       4.65%       4.72%


-----------

/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE
                         FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS)
                 --------------------------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                                       TOTAL ANNUAL
 PAID DIRECTLY                        AND                          ACQUIRED FUND         FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER             FEES          OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/    AND EXPENSES/2/      EXPENSES
---------------  ------------  -----------------  -------------  -----------------  -------------
      None           0.20%            None             None            0.04%             0.24%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

/2/ "Acquired Fund Fees and Expenses" reflect the Fund's PRO RATA share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's NAV and do not correlate to the ratio of expenses to average net assets shown in the FINANCIAL HIGHLIGHTS section of this Prospectus.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $25         $77        $135       $306


Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre, Peter Cramer, Mark Buell and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since July 2002.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "AGG".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,129,000      100,000           $500                3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006    FEB. 28, 2005
                               ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                       $   102.67       $   100.50       $   100.08        $   101.72       $   103.18
                                ----------       ----------       ----------        ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                3.58/a/          4.86/a/          4.71/a/           3.83             3.73
 Net realized and unrealized
  gain (loss)/b/                     (1.54)            2.25             0.41             (1.32)           (1.62)
                                ----------       ----------       ----------        ----------       ----------
Total from investment
  operations                          2.04             7.11             5.12              2.51             2.11
                                ----------       ----------       ----------        ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income               (4.63)           (4.94)           (4.70)            (4.15)           (3.57)
                                ----------       ----------       ----------        ----------       ----------
Total distributions                  (4.63)           (4.94)           (4.70)            (4.15)           (3.57)
                                ----------       ----------       ----------        ----------       ----------
NET ASSET VALUE, END OF YEAR    $   100.08       $   102.67       $   100.50        $   100.08       $   101.72
                                ==========       ==========       ==========        ==========       ==========
TOTAL RETURN                          2.08%            7.32%            5.31%             2.53%            2.11%
                                ==========       ==========       ==========        ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                        $9,657,470       $8,521,609       $5,396,824        $3,142,544       $1,291,817
 Ratio of expenses to
  average net assets                  0.20%            0.20%            0.20%             0.20%            0.20%
 Ratio of net investment
  income to average net
  assets                              3.58%            4.86%            4.76%             3.89%            2.90%
 Portfolio turnover ratec,d            519%             458%             483%              456%             457%


-----------

/a/  Based on average shares outstanding throughout the period.

/b/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

/d/  Portfolio turnover rates include to-be-announced (TBA) transactions.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 3.0%                                 1                    0.32%
Greater than 2.5% and Less than 3.0%              1                    0.32
Greater than 2.0% and Less than 2.5%              4                    1.28
Greater than 1.5% and Less than 2.0%              4                    1.28
Greater than 1.0% and Less than 1.5%              8                    2.56
Greater than 0.5% and Less than 1.0%             71                   22.68
BETWEEN 0.5% AND -0.5%                          190                   60.69
Less than -0.5% and Greater than -1.0%           11                    3.51
Less than -1.0% and Greater than -1.5%            8                    2.56
Less than -1.5% and Greater than -2.0%            4                    1.28
Less than -2.0% and Greater than -2.5%            3                    0.96
Less than -2.5% and Greater than -3.0%            1                    0.32
Less than -3.0% and Greater than -3.5%            2                    0.64
Less than -3.5% and Greater than -4.0%            2                    0.64
Less than -4.0%                                   3                    0.96
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009



                                 AVERAGE ANNUAL TOTAL RETURNS
----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/09               FIVE YEARS ENDED 2/28/09  INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
             2.08%             2.50%   2.06%   3.84%    3.93%   4.00%   4.18%    4.32%   4.33%



                                   CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------------------
           YEAR ENDED 2/28/09              FIVE YEARS ENDED 2/28/09    INCEPTION TO 2/28/09*
----------------------------------------- -------------------------- -------------------------
           NAV            MARKET   INDEX     NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ -------- ------- -------- -------- -------- -------- -------- -------
           2.08%           2.50%   2.06%   20.74%   21.28%   21.64%   24.95%   25.85%   25.97%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (09/22/03). The first day of secondary market trading in shares of the Fund was 09/26/03.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-AGG-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

                  iSHARES(Reg. TM) BARCLAYS CREDIT BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays Credit Bond Fund (the "Fund").


CUSIP: 464288620
TRADING SYMBOL: CFT

UNDERLYING INDEX: Barclays Capital U.S. Credit Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Credit Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar denominated and have a remaining maturity of greater than or equal to one year. As of May 31, 2009, there were 3,573 issues in the Underlying Index.


The Underlying Index includes investment grade credit securities that have a remaining maturity of greater than or equal to one year and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -2.12%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was -2.67%. The best calendar quarter return during the period shown above was 4.92% in the 4th quarter of 2008; the worst was -6.63% in the 3rd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)

                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                     -2.12%       1.05%
  Return After Taxes on Distributions/1/  -3.85%      -0.78%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                               -1.37%      -0.14%
BARCLAYS CAPITAL U.S. CREDIT BOND INDEX
(Index returns do
not reflect deductions for fees,          -3.08%       0.70%
  expenses, or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                     FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF
                                       AVERAGE NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.20%            None             None           0.20%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $20         $64        $113       $255

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Peter Cramer and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CFT".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing

Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,380,000      100,000           $500                3.0%                  2.0%


-----------

*    As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $100.82           $101.75         $100.57
                                    -------           -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/              5.24              5.36            0.83
 Net realized and unrealized
  gain (loss)/c/                     (11.05)            (0.97)           0.65
                                    -------           -------         -------
Total from investment
  operations                          (5.81)             4.39            1.48
                                    -------           -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                (4.91)            (5.32)          (0.30)
                                    -------           -------         -------
Total distributions                   (4.91)            (5.32)          (0.30)
                                    -------           -------         -------
NET ASSET VALUE, END OF
  PERIOD                            $ 90.10           $100.82         $101.75
                                    =======           =======         =======
TOTAL RETURN                          (5.91)%            4.53%           1.48%/d/
                                    =======           =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $207,231          $60,493         $20,350
 Ratio of expenses to
  average net assets/e/                0.20%             0.20%           0.20%
 Ratio of net investment
  income to average net
  assets/e/                            5.63%             5.38%           5.58%
 Portfolio turnover rate/f/              16%               34%              4%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 4.5%                                 2                    0.64%
Greater than 4.0% and Less than 4.5%              1                    0.32
Greater than 3.5% and Less than 4.0%              2                    0.64
Greater than 3.0% and Less than 3.5%              5                    1.60
Greater than 2.5% and Less than 3.0%             26                    8.31
Greater than 2.0% and Less than 2.5%             27                    8.62
Greater than 1.5% and Less than 2.0%             36                   11.50
Greater than 1.0% and Less than 1.5%             94                   30.03
Greater than 0.5% and Less than 1.0%             94                   30.03
BETWEEN 0.5% AND -0.5%                           16                    5.11
Less than -0.5% and Greater than -1.0%            4                    1.28
Less than -1.0% and Greater than -1.5%            2                    0.64
Less than -1.5% and Greater than -2.0%            1                    0.32
Less than -2.0% and Greater than -2.5%            1                    0.32
Less than -2.5%                                   2                    0.64
                                                 --                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                        AVERAGE ANNUAL TOTAL RETURNS                           CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------- ---------------------------
               YEAR ENDED 2/28/09                   INCEPTION TO 2/28/09*        INCEPTION TO 2/28/09*
------------------------------------------------ ---------------------------- ---------------------------
             NAV               MARKET    INDEX      NAV     MARKET    INDEX      NAV     MARKET    INDEX
---------------------------- --------- --------- --------- -------- --------- --------- -------- --------
          (5.91)%             (5.11)%   (6.06)%   (0.10)%    0.81%   (0.16)%   (0.21)%    1.75%   (0.34)%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-CFT-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

             iSHARES(Reg. TM) BARCLAYS GOVERNMENT/CREDIT BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays Government/Credit Bond Fund (the "Fund").


CUSIP: 464288596
TRADING SYMBOL: GBF

UNDERLYING INDEX: Barclays Capital U.S. Government/Credit Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............  10
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. Government/Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Government/
Credit Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of dollar-denominated U.S. Treasuries, government-related (I.E. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit securities that have a remaining maturity of greater than or equal to one year. As of May 31, 2009, there were 4,601 issues in the Underlying Index.


The Underlying Index includes U.S. government and investment grade credit securities that have greater than or equal to one year remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.


Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   6.62%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was -1.44%. The best calendar quarter return during the period shown above was 7.04% in the 4th quarter of 2008; the worst was -1.81% in the 3rd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)

                                                   SINCE FUND
                                         ONE YEAR  INCEPTION
                                         --------- ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                      6.62%      6.64%
  Return After Taxes on Distributions/1/   5.01%      4.96%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                4.25%      4.66%
BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT
BOND INDEX
(Index returns do not reflect
deductions for fees, expenses,
or taxes)                                  5.70%      6.28%



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                     FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF
                                      AVERAGE NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.20%            None             None           0.20%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $20         $64        $113       $255

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre, Peter Cramer, Mark Buell and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business

Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "GBF".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and
(b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,225,000      100,000           $500                3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 104.30          $101.17         $100.23
                                    --------          -------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               4.55             4.95            0.72
 Net realized and unrealized
  gain (loss)/c/                       (3.37)            3.06            0.47
                                    --------          -------         -------
Total from investment
  operations                            1.18             8.01            1.19
                                    --------          -------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.38)           (4.88)          (0.25)
                                    --------          -------         -------
Total distributions                    (4.38)           (4.88)          (0.25)
                                    --------          -------         -------
NET ASSET VALUE, END OF
  PERIOD                            $ 101.10          $104.30         $101.17
                                    ========          =======         =======
TOTAL RETURN                            1.17%            8.22%           1.20%/d/
                                    ========          =======         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $111,213          $52,152         $20,233
 Ratio of expenses to
  average net assets/e/                 0.20%            0.20%           0.20%
 Ratio of net investment
  income to average net
  assets/e/                             4.49%            4.93%           4.84%
 Portfolio turnover rate/f/               46%              36%             10%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 3.5%                                 3                    0.96%
Greater than 3.0% and Less than 3.5%              1                    0.32
Greater than 2.5% and Less than 3.0%              1                    0.32
Greater than 2.0% and Less than 2.5%              4                    1.28
Greater than 1.5% and Less than 2.0%             19                    6.07
Greater than 1.0% and Less than 1.5%             29                    9.27
Greater than 0.5% and Less than 1.0%             74                   23.64
BETWEEN 0.5% AND -0.5%                          168                   53.66
Less than -0.5% and Greater than -1.0%            6                    1.92
Less than -1.0% and Greater than -1.5%            2                    0.64
Less than -1.5% and Greater than -2.0%            4                    1.28
Less than -2.0%                                   2                    0.64
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*     INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
             1.17%             1.30%   0.66%   4.88%    5.20%   4.64%   10.79%   11.53%   10.24%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-GBF-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

            iSHARES(Reg. TM) BARCLAYS INTERMEDIATE CREDIT BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays Intermediate Credit Bond Fund (the "Fund").


CUSIP: 464288638
TRADING SYMBOL: CIU

UNDERLYING INDEX: Barclays Capital U.S. Intermediate Credit Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. Intermediate Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Credit Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of investment-grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2009, there were 2,606 issues in the Underlying Index.


The Underlying Index includes investment grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -2.15%


-----------

/1/ The Fund's total return for the three months ended March 31, 2009 was -0.34%. The best calendar quarter return during the period shown above was 2.93% in the 4th quarter of 2008; the worst was -5.48% in the 3rd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                     -2.15%       1.37%
  Return After Taxes on Distributions/1/  -3.75%      -0.35%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                               -1.39%       0.19%
BARCLAYS CAPITAL U.S. INTERMEDIATE
CREDIT BOND INDEX
(Index returns do not reflect
deductions for fees, expenses,
or taxes)                                 -2.76%       1.18%



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                     FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF
                                      AVERAGE NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.20%            None             None           0.20%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $20         $64        $113       $255

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Peter Cramer and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CIU".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing

Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,617,000      100,000           $500                3.0%                  2.0%


-----------

*    As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $102.10         $ 101.17          $100.19
                                     -------         --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               5.03             5.03             0.76
 Net realized and unrealized
  gain (loss)/c/                       (9.75)            1.04             0.51
                                     -------         --------          -------
Total from investment
  operations                           (4.72)            6.07             1.27
                                     -------         --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.57)           (5.14)           (0.29)
                                     -------         --------          -------
Total distributions                    (4.57)           (5.14)           (0.29)
                                     -------         --------          -------
NET ASSET VALUE, END OF
  PERIOD                             $ 92.81         $ 102.10          $101.17
                                     =======         ========          =======
TOTAL RETURN                           (4.72)%           6.27%            1.27%/d/
                                     =======         ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                             $649,643        $173,564          $20,233
 Ratio of expenses to
  average net assets/e/                 0.20%            0.20%            0.20%
 Ratio of net investment
  income to average net
  assets/e/                             5.28%            5.01%            5.16%
 Portfolio turnover rate/f/               19%              28%              4%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 6.0%                                 1                    0.32%
Greater than 5.5% and Less than 6.0%              1                    0.32
Greater than 5.0% and Less than 5.5%              4                    1.28
Greater than 4.5% and Less than 5.0%              4                    1.28
Greater than 4.0% and Less than 4.5%              4                    1.28
Greater than 3.5% and Less than 4.0%             14                    4.47
Greater than 3.0% and Less than 3.5%             20                    6.39
Greater than 2.5% and Less than 3.0%             12                    3.83
Greater than 2.0% and Less than 2.5%             16                    5.11
Greater than 1.5% and Less than 2.0%             29                    9.27
Greater than 1.0% and Less than 1.5%             76                   24.28
Greater than 0.5% and Less than 1.0%             96                   30.66
BETWEEN 0.5% AND -0.5%                           25                    7.99
Less than -0.5% and Greater than -1.0%            3                    0.96
Less than -1.0% and Greater than -1.5%            3                    0.96
Less than -1.5% and Greater than -2.0%            1                    0.32
Less than -2.0% and Greater than -2.5%            1                    0.32
Less than -2.5% and Greater than -3.0%            2                    0.64
Less than -3.0%                                   1                    0.32
                                                 --                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                      AVERAGE ANNUAL TOTAL RETURNS                        CUMULATIVE TOTAL RETURNS
------------------------------------------------------------------------- ------------------------
               YEAR ENDED 2/28/09                 INCEPTION TO 2/28/09*    INCEPTION TO 2/28/09*
------------------------------------------------ ------------------------ -----------------------
             NAV               MARKET    INDEX     NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- --------- --------- ------- -------- ------- ------- -------- ------
           (4.72)%            (3.33)%   (5.15)%   1.17%    2.35%   0.99%   2.53%    5.13%   2.14%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-CIU-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

      iSHARES(Reg. TM) BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays Intermediate Government/Credit Bond Fund (the "Fund").


CUSIP: 464288612
TRADING SYMBOL: GVI

UNDERLYING INDEX: Barclays Capital U.S. Intermediate Government/Credit Bond
Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............  10
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. Intermediate
Government/Credit Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Intermediate Government/Credit Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of dollar denominated U.S. Treasuries, government-related (I.E. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit securities that have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2009, there were 3,489 issues in the Underlying Index.


The Underlying Index includes U.S. government and investment grade credit securities that have a greater than or equal to one year and less than ten years remaining to maturity and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.


Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]



2008   6.02%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was -0.30%. The best calendar quarter return during the period shown above was 5.42% in the 4th quarter of 2008; the worst was -1.45% in the 2nd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                   SINCE FUND
                                         ONE YEAR  INCEPTION
                                         --------- ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                      6.02%      6.54%
  Return After Taxes on Distributions/1/   4.48%      4.90%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                3.88%      4.60%
BARCLAYS CAPITAL U.S. INTERMEDIATE
GOVERNMENT/CREDIT
BOND INDEX (Index returns do not
reflect deductions for
fees, expenses, or taxes)                  5.08%      6.10%



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                     FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF
                                     AVERAGE NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.20%            None             None           0.20%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $20         $64        $113       $255

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre, Peter Cramer, Mark Buell and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business

Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "GVI".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and
(b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,334,000      100,000           $500                3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                      PERIOD FROM
                                                                    JAN. 5, 2007/A/
                                    YEAR ENDED       YEAR ENDED           TO
                                  FEB. 28, 2009    FEB. 29, 2008     FEB. 28, 2007
                                 ---------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 105.00         $ 100.81         $100.00
                                    --------         --------         -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               4.39             4.82            0.69
 Net realized and unrealized
  gain (loss)/c/                       (2.54)            4.02            0.40
                                    --------         --------         -------
Total from investment
  operations                            1.85             8.84            1.09
                                    --------         --------         -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (4.25)           (4.65)          (0.28)
                                    --------         --------         -------
Total distributions                    (4.25)           (4.65)          (0.28)
                                    --------         --------         -------
NET ASSET VALUE, END OF
  PERIOD                            $ 102.60         $ 105.00         $100.81
                                    ========         ========         =======
TOTAL RETURN                            1.80%            9.07%           1.09%/d/
                                    ========         ========         =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $307,796         $157,500         $20,161
 Ratio of expenses to
  average net assets/e/                 0.20%            0.20%           0.20%
 Ratio of net investment
  income to average net
  assets/e/                             4.29%            4.75%           4.65%
 Portfolio turnover rate/f/               29%              30%              2%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 3.0%                                 1                    0.32%
Greater than 2.5% and Less than 3.0%              1                    0.32
Greater than 2.0% and Less than 2.5%             14                    4.47
Greater than 1.5% and Less than 2.0%             18                    5.75
Greater than 1.0% and Less than 1.5%             35                   11.18
Greater than 0.5% and Less than 1.0%             60                   19.17
BETWEEN 0.5% AND -0.5%                          176                   56.23
Less than -0.5% and Greater than -1.0%            2                    0.64
Less than -1.0% and Greater than -1.5%            3                    0.96
Less than -1.5% and Greater than -2.0%            1                    0.32
Less than -2.0%                                   2                    0.64
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*     INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
            1.80%              2.23%   0.99%   5.53%    5.97%   5.15%   12.26%   13.27%   11.40%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-GVI-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

                    iSHARES(Reg. TM) BARCLAYS MBS BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays MBS Bond Fund (the "Fund").


CUSIP: 464288588
TRADING SYMBOL: MBB

UNDERLYING INDEX: Barclays Capital U.S. MBS Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   7
Performance Information...............   8
Fees and Expenses.....................   9
Management............................   9
Shareholder Information...............  11
Distribution..........................  17
Financial Highlights..................  18
Index Provider........................  19
Disclaimers...........................  19
Supplemental Information..............  21



"Barclays Capital Inc." and "Barclays Capital U.S. MBS Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. MBS Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index measures the performance of investment grade mortgage-backed pass-through securities issued by the Government National Mortgage Association "(GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). The Underlying Index includes fixed-rate mortgage pass-through securities issued by GNMA, FHLMC and FNMA that have 30-, 20-, 15-year maturities as well as hybrid adjustable rate mortgages ("ARMs"). All securities in the Underlying Index must have a remaining weighted average maturity of at least one year, for hybrid ARMs, must be at least one year away from initial reset, must be investment grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA.


As of May 31, 2009, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage pass-through securities. U.S. agency mortgage pass-through securities are securities issued by entities such as the GNMA, FNMA, and FHLMC that are backed by pools of mortgages. The Underlying Index is represented by approximately 91% fixed-rate mortgages and 9% hybrid ARMs. Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery, in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts for fixed-rate pass-through securities on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments, including shares of money market funds advised by BGFA or its affiliates. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses. Additional information regarding the fees and expenses of the Fund is provided in the FEES AND EXPENSES section of this Prospectus.


BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

DERIVATIVES RISK. A derivative is a financial contract, the value of which depends on or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in certain types of derivatives contracts, including futures, options and swaps. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.


MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their

NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MORTGAGE-BACKED SECURITIES RISK. The Fund may invest in mortgage-backed securities issued by FNMA, GNMA or FHLMC. While securities issued by GNMA are backed by the full faith and credit of the U.S. government, securities issued by FNMA and FHLMC are not backed by the full faith and credit of the U.S. government, and there can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obliged to do so.

Mortgage-backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security's maturity causing the Fund to have to reinvest in securities with a lower yield, resulting in a decline to the Fund's income.

Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the Fund's income.

Because of prepayment and extension risk, mortgage-backed securities react differently to changes in interest rates than other bonds. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.


Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for mortgage-backed securities experienced substantially lower valuations and greatly reduced liquidity. Mortgage-backed securities continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   7.35%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 2.01%. The best calendar quarter return during the period shown above was 3.83% in the 4th quarter of 2008; the worst was -0.77% in the 2nd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 03/13/2007)
  Return Before Taxes                      7.35%       6.66%
  Return After Taxes on Distributions/1/   5.69%       4.94%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                4.73%       4.66%
BARCLAYS CAPITAL U.S. MBS INDEX (Index
returns do not
reflect deductions for fees, expenses,     8.34%       7.45%
  or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                       ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM THE
                         FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE NET ASSETS)
                 --------------------------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                                       TOTAL ANNUAL
 PAID DIRECTLY                        AND                          ACQUIRED FUND         FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER             FEES          OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/    AND EXPENSES/2/      EXPENSES
---------------  ------------  -----------------  -------------  -----------------  -------------
      None           0.25%            None             None            0.09%             0.34%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

/2/ "Acquired Fund Fees and Expenses" reflect the Fund's PRO RATA share of the fees and expenses incurred by investing in other investment companies. The impact of Acquired Fund Fees and Expenses is included in the total returns of the Fund. Acquired Fund Fees and Expenses are not used to calculate the Fund's NAV and do not correlate to the ratio of expenses to average net assets shown in the FINANCIAL HIGHLIGHTS section of this Prospectus.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $35         $109       $191       $431


Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2008, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since March 2007.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "MBB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the

Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,551,000      100,000           $300                3.0%                  2.0%


-----------

*    As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     PERIOD FROM
                                                   MAR. 13, 2007/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2009     FEB. 29, 2008
                                 ---------------  -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $   102.89        $100.96
                                   ----------        --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                1.86           4.28
 Net realized and unrealized
  gain/c/                                4.36           1.99
                                   ----------        --------
Total from investment
  operations                             6.22           6.27
                                   ----------        --------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (4.43)         (4.34)
 Net realized gain                      (0.03)             -
                                   ----------        --------
Total distributions                     (4.46)         (4.34)
                                   ----------        --------
NET ASSET VALUE, END OF
  PERIOD                           $   104.65        $102.89
                                   ==========        ========
TOTAL RETURN                             6.24%          6.41%/d/
                                   ==========        ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                           $1,119,777        $401,259
 Ratio of expenses to
  average net assets/e/                  0.25%          0.25%
 Ratio of net investment
  income to average net
  assets/e/                              1.82%          4.39%
 Portfolio turnover ratef,g             1,341%         1,038%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

/g/  Portfolio turnover rates include to-be-announced (TBA) transactions.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.

NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 1.0%                                 2                    0.64%
Greater than 0.5% and Less than 1.0%             23                    7.35
BETWEEN 0.5% AND -0.5%                          281                   89.77
Less than -0.5% and Greater than -1.0%            5                    1.60
Less than -1.0% and Greater than -1.5%            1                    0.32
Less than -1.5% and Greater than -2.0%            1                    0.32
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- -------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*     INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -------------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX     NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- -------- -------- -------
            6.24%              6.31%   7.17%   6.44%    6.54%   7.24%   13.05%   13.27%   14.74%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (03/13/07). The first day of secondary market trading in shares of the Fund was 03/16/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-MBB-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

              iSHARES(Reg. TM) BARCLAYS SHORT TREASURY BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:
c
     iShares Barclays Short Treasury Bond Fund (the "Fund").


CUSIP: 464288679
TRADING SYMBOL: SHV

UNDERLYING INDEX: Barclays Capital U.S. Short Treasury Bond Index


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. Short Treasury Bond Index" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Short Treasury Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of May 31, 2009, there were 56 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury securities that have a remaining maturity of between one and 12 months and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes, state and local government series bonds and coupon issues that have been stripped from bonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   2.77%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 0.04%. The best calendar quarter return during the period shown above was 1.23% in the 1st quarter of 2008; the worst was 0.26% in the 2nd quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                   SINCE FUND
                                         ONE YEAR  INCEPTION
                                         --------- ----------
(INCEPTION DATE: 01/05/2007)
  Return Before Taxes                      2.77%      3.95%
  Return After Taxes on Distributions/1/   2.04%      2.83%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                1.81%      2.71%
BARCLAYS CAPITAL U.S. SHORT TREASURY
BOND INDEX (Index
returns do not reflect deductions for
fees, expenses, or
taxes)                                     2.85%      4.02%



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.15%            None             None           0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
     $15         $48        $85        $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2007.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "SHV".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $11,018,000      100,000           $250                3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                        PERIOD FROM
                                                                      JAN. 5, 2007/A/
                                     YEAR ENDED        YEAR ENDED           TO
                                   FEB. 28, 2009     FEB. 29, 2008     FEB. 28, 2007
                                 -----------------  ---------------  ----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 110.25          $ 109.03          $108.57
                                    ----------        --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               1.82              4.67             0.74
 Net realized and unrealized
  gain/c/                               0.16              0.96             0.03
                                    ----------        --------          -------
Total from investment
  operations                            1.98              5.63             0.77
                                    ----------        --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (2.02)            (4.39)           (0.31)
 Net realized gain                     (0.01)/d/         (0.02)/d/            -
                                    ----------        --------          -------
Total distributions                    (2.03)            (4.41)           (0.31)
                                    ----------        --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $ 110.20          $ 110.25          $109.03
                                    ==========        ========          =======
TOTAL RETURN                            1.81%             5.29%            0.72%/e/
                                    ==========        ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $1,542,806        $749,727          $65,417
 Ratio of expenses to
  average net assets/f/                 0.15%             0.15%            0.15%
 Ratio of net investment
  income to average net
  assets/f/                             1.65%             4.26%            4.60%
 Portfolio turnover rate/g/              219%              176%              30%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/ Represents all short-term capital gain distributions. Short-term capital gain distributions are treated as ordinary income dividends for tax purposes.

/e/  Not annualized.

/f/  Annualized for periods of less than one year.

/g/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                 NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
-------------------------------------  ----------------  -------------------------
Greater than 0.5% and Less than 1.0%            1                    0.32%
BETWEEN 0.5% AND -0.5%                        312                   99.68
                                              ---                  ------
                                              313                  100.00%
                                              ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*    INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  1.81%                       1.81%   1.89%   3.63%    3.65%   3.71%   7.96%    8.02%   8.15%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/05/07). The first day of secondary market trading in shares of the Fund was 01/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-SHV-0709




                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

                   iSHARES(Reg. TM) BARCLAYS TIPS BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:

     iShares Barclays TIPS Bond Fund (the "Fund").


CUSIP: 464287176
TRADING SYMBOL: TIP

UNDERLYING INDEX: Barclays Capital U.S. Treasury Inflation Protected Securities
(TIPS) Index (Series-L)


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"Barclays Capital Inc." and "Barclays Capital U.S. Treasury Inflation Protected
                                                                 Securities
                                                                 (TIPS) Index
(Series-L)" are trademarks of Barclays Bank PLC licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is affiliated with, but a separate legal entity from, BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Barclays Capital Inc. ("Barclays Capital"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. As of May 31, 2009, there were 27 issues in the Underlying Index.


The Underlying Index includes all publicly-issued U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in the bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

Prices of bonds, even inflation-protected bonds, may fall because of a rise in interest rates. However, because most of the bonds in the Fund's portfolio are inflation-protected obligations of the U.S. Treasury that are adjusted for inflation, the Fund should be less susceptible to increases in interest rates and interest rate risk than conventional government bond funds with a similar average maturity.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


It is possible that prices throughout the economy may decline over time, resulting in "deflation." If this occurs, the principal and income of inflation-protected bonds held by the Fund would likely decline in price, which could result in losses for the Fund.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.


SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2004    8.20%
2005    2.64%
2006    0.31%
2007    11.44%
2008    -2.53%


-----------

/1/ The Fund's total return for the three months ended March 31, 2009 was 5.63%.

The best calendar quarter return during the periods shown above was 5.15% in the 1st quarter of 2008; the worst was -3.62% in the 4th quarter of 2008.


                          AVERAGE ANNUAL TOTAL RETURNS

                   (for the periods ended December 31, 2008)



                                                                  SINCE FUND
                                          ONE YEAR   FIVE YEARS   INCEPTION
                                         ---------- ------------ -----------
(INCEPTION DATE: 12/04/2003)
  Return Before Taxes                       -2.53%       3.89%       3.99%
  Return After Taxes on Distributions/1/    -4.50%       2.19%       2.31%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                 -1.55%       2.35%       2.46%
BARCLAYS CAPITAL U.S. TREASURY
INFLATION PROTECTED
SECURITIES (TIPS) INDEX (SERIES-L)
(Index returns do not
reflect deductions for fees, expenses,      -2.35%       4.07%       4.17%
  or taxes)


-----------

/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.20%            None             None           0.20%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
       $20       $64        $113       $255

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.20%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since July 2002.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since October 2007.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "TIP".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. Those pricing services may include Barclays Capital, which is affiliated with, but a separate legal entity from, BGFA. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a


30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Adjustments for inflation to the principal amount of an inflation-protected U.S. Treasury bond held by the Fund may be included for tax purposes in the Fund's gross income, even though no cash attributable to such gross income has been received by the Fund. In such event, the Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Fund and additional capital gain distributions to Fund shareholders. In addition, adjustments during the taxable year for deflation to an inflation-indexed bond held by the Fund may cause amounts distributed in the taxable year as income to be characterized as a return of capital.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.


THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CERTAIN STATES AND LOCALITIES MAY EXEMPT FROM TAX DISTRIBUTIONS ATTRIBUTABLE TO INTEREST FROM U.S. FEDERAL GOVERNMENT OBLIGATIONS. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.

CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:




                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $10,127,000      100,000           N/A                  N/A                   N/A


-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)




                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006    FEB. 28, 2005
                               ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                        $    110.30      $   100.96       $   102.75       $   105.03      $   105.12
                                 -----------      ----------       ----------       ----------      ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income            0.80/a/           5.86/a/          4.08/a/              4.29            3.74
 Net realized and unrealized
  gain (loss)/b/                      (8.70)            8.53            (1.60)           (1.15)           0.48
                                 -----------      ----------       ----------       ----------      ----------
Total from investment
  operations                          (7.90)           14.39             2.48             3.14            4.22
                                 -----------      ----------       ----------       ----------      ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                (4.52)           (5.05)           (4.11)           (5.37)          (3.95)
 Return of capital                    (1.17)               -            (0.16)           (0.05)          (0.36)
                                 -----------      ----------       ----------       ----------      ----------
Total distributions                   (5.69)           (5.05)           (4.27)           (5.42)          (4.31)
                                 -----------      ----------       ----------       ----------      ----------
NET ASSET VALUE, END OF YEAR     $     96.71      $   110.30       $   100.96       $   102.75      $   105.03
                                 ===========      ==========       ==========       ==========      ==========
TOTAL RETURN                          (7.50)%          14.78%            2.56%            3.04%           4.16%
                                 ===========      ==========       ==========       ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                         $10,271,118      $6,408,389       $4,129,080       $3,616,667      $2,006,087
 Ratio of expenses to
  average net assets                   0.20%            0.20%            0.20%            0.20%           0.20%
 Ratio of net investment
  income to average net
  assets                               0.78%            5.71%            4.09%            4.12%           3.60%
 Portfolio turnover rate/c/              10%              10%              17%              13%             32%


-----------

/a/  Based on average shares outstanding throughout the period.

/b/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


The Underlying Index is maintained by Barclays Capital which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Index. Barclays Capital is not affiliated with State Street, the Distributor or any of their respective affiliates.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights to the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED OR ENDORSED BY BARCLAYS CAPITAL. BARCLAYS CAPITAL MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF OWNING OR TRADING IN THE FUND. THE UNDERLYING INDEX IS DETERMINED, COMPOSED AND CALCULATED BY BARCLAYS CAPITAL WITHOUT REGARD TO THE TRUST OR THE OWNERS OF SHARES OF THE FUND. BARCLAYS CAPITAL HAS NO OBLIGATION TO TAKE THE NEEDS OF BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. BARCLAYS CAPITAL IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OR THE TIMING OF PRICES, OR QUANTITIES OF SHARES TO BE LISTED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES ARE TO BE CONVERTED INTO CASH. BARCLAYS CAPITAL HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION OF THE TRUST OR THE MARKETING OR TRADING OF SHARES OF THE FUND. BARCLAYS CAPITAL DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BARCLAYS CAPITAL MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY BGI AND BGFA OR OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS CAPITAL MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BARCLAYS CAPITAL HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES EVEN IF NOTIFIED THEREOF.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE.


NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 3.5%                                 1                    0.32%
Greater than 3.0% and Less than 3.5%              1                    0.32
Greater than 2.5% and Less than 3.0%              1                    0.32
Greater than 2.0% and Less than 2.5%              6                    1.92
Greater than 1.5% and Less than 2.0%             10                    3.19
Greater than 1.0% and Less than 1.5%             22                    7.03
Greater than 0.5% and Less than 1.0%             40                   12.78
BETWEEN 0.5% AND -0.5%                          228                   72.84
Less than -0.5% and Greater than -1.0%            3                    0.96
Less than -1.0%                                   1                    0.32
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009



                                  AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------
               YEAR ENDED 2/28/09                FIVE YEARS ENDED 2/28/09  INCEPTION TO 2/28/09*
------------------------------------------------ ------------------------ -----------------------
             NAV               MARKET    INDEX     NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- --------- --------- ------- -------- ------- ------- -------- ------
  (7.50)%                    (7.32)%   (7.50)%   3.16%    3.23%   3.30%   3.84%    3.92%   3.98%



                                    CUMULATIVE TOTAL RETURNS
-------------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/09               FIVE YEARS ENDED 2/28/09    INCEPTION TO 2/28/09*
-------------------------------------------- -------------------------- -------------------------
           NAV             MARKET    INDEX      NAV    MARKET    INDEX     NAV    MARKET   INDEX
------------------------ --------- --------- -------- -------- -------- -------- -------- -------
  (7.50)%                (7.32)%   (7.50)%   16.85%   17.25%   17.61%   21.84%   22.31%   22.70%


-----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (12/04/03). The first day of secondary market trading in shares of the Fund was 12/05/03.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-TIP-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

            iSHARES(Reg. TM) iBOXX $ HIGH YIELD CORPORATE BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares iBoxx $ High Yield Corporate Bond Fund (the "Fund").

CUSIP: 464288513
TRADING SYMBOL: HYG
UNDERLYING INDEX: iBoxx(Reg. TM) $ Liquid High Yield Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   7
Performance Information...............   8
Fees and Expenses.....................   9
Management............................   9
Shareholder Information...............  10
Distribution..........................  17
Financial Highlights..................  18
Index Provider........................  19
Disclaimers...........................  19
Supplemental Information..............  21



"International Index Company Limited" and "iBoxx(Reg. TM) $ Liquid High Yield Index" are trademarks of International Index Company Limited licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(Reg. TM) $ Liquid High Yield Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is International Index Company Limited ("IIC"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies

The Underlying Index is a rules-based index consisting of the most liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States, as determined by the Index Provider. The Underlying Index is designed to provide a balanced representation of the U.S. dollar-denominated high yield corporate bond market through some of the most liquid high yield corporate bonds available. The number of issues in the Underlying Index is typically 50, although this may change from time to time. Index constituents are equally weighted.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally will invest at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in its Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its

Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.


INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.


Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

HIGH YIELD SECURITIES RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc., and Fitch Rating Service Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.), or are unrated but judged by BGFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.


High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

In particular, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -23.89%


----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 1.30%. The best calendar quarter return during the period shown above was 0.51% in the

    2nd quarter of 2008; the worst was -15.51% in the 4th quarter of 2008.
                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)

                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 04/04/07)
  Return Before Taxes                     -23.89%     -14.10%
  Return After Taxes on Distributions/1/  -26.25%     -16.51%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                               -15.25%     -12.96%
IBOXX(Reg. TM) $ LIQUID HIGH YIELD
INDEX (Index returns do not
reflect deductions for fees, expenses,    -23.88%     -14.48%
  or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.50%            None             None           0.50%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
       $51       $160       $280       $628

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.50%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Peter Cramer and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since April 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "HYG".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a


30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing

Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $7,598,000     100,000           $ 500               3.0%                  2.0%


-----------

* As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                      PERIOD FROM
                                                    APR. 4, 2007/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $    95.31        $ 103.03
                                    ----------        --------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                 8.77            7.02
 Net realized and unrealized
  loss/c/                               (27.84)          (8.81)
                                    ----------        --------
Total from investment
  operations                            (19.07)          (1.79)
                                    ----------        --------
LESS DISTRIBUTIONS FROM:
 Net investment income                   (7.75)          (5.93)
                                    ----------        --------
Total distributions                      (7.75)          (5.93)
                                    ----------        --------
NET ASSET VALUE, END OF
  PERIOD                            $    68.49        $  95.31
                                    ==========        ========
TOTAL RETURN                            (21.06)%         (1.89)%/d/
                                    ==========        ========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $2,089,054        $352,636
 Ratio of expenses to
  average net assets/e/                  0.50%            0.50%
 Ratio of net investment
  income to average net
  assets/e/                             11.18%            7.87%
 Portfolio turnover rate/f/                27%              55%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


IIC compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. The company was established in 2001 by a group of global financial institutions and is now owned by Markit Group, a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. IIC is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor, or any of their respective affiliates.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY IIC. IIC MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. IIC'S ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF IIC AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY IIC WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. IIC HAS NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. IIC IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. IIC HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. IIC DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND IIC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

IIC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. IIC MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IIC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.


NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 6.0%                                16                    5.11%
Greater than 5.5% and Less than 6.0%              1                    0.32
Greater than 5.0% and Less than 5.5%              4                    1.28
Greater than 4.5% and Less than 5.0%              1                    0.32
Greater than 4.0% and Less than 4.5%              9                    2.88
Greater than 3.5% and Less than 4.0%             12                    3.83
Greater than 3.0% and Less than 3.5%             14                    4.47
Greater than 2.5% and Less than 3.0%             16                    5.11
Greater than 2.0% and Less than 2.5%             24                    7.67
Greater than 1.5% and Less than 2.0%             43                   13.74
Greater than 1.0% and Less than 1.5%             74                   23.64
Greater than 0.5% and Less than 1.0%             46                   14.70
BETWEEN 0.5% AND -0.5%                           31                    9.89
Less than -0.5% and Greater than -1.0%            6                    1.92
Less than -1.0% and Greater than -1.5%            3                    0.96
Less than -1.5% and Greater than -2.0%            2                    0.64
Less than -2.0% and Greater than -2.5%            1                    0.32
Less than -2.5% and Greater than -3.0%            4                    1.28
Less than -3.0% and Greater than -3.5%            3                    0.96
Less than -3.5% and Greater than -4.0%            1                    0.32
Less than -4.0%                                   2                    0.64
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                           AVERAGE ANNUAL TOTAL RETURNS                                CUMULATIVE TOTAL RETURNS
----------------------------------------------------------------------------------- -------------------------------
                YEAR ENDED 2/28/09                      INCEPTION TO 2/28/09*            INCEPTION TO 2/28/09*
-------------------------------------------------- -------------------------------- -------------------------------
             NAV               MARKET      INDEX       NAV      MARKET      INDEX       NAV      MARKET     INDEX
---------------------------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------
(21.06)%                     (23.21)%   (20.39)%   (12.54)%   (13.41)%   (12.55)%   (22.55)%   (24.01)%   (22.56)%


-----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (04/04/07). The first day of secondary market trading in shares of the Fund was 04/11/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-HYG-0709

                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

         iSHARES(Reg. TM) iBOXX $ INVESTMENT GRADE CORPORATE BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares iBoxx $ Investment Grade Corporate Bond Fund (the "Fund").

CUSIP: 464287242
TRADING SYMBOL: LQD
UNDERLYING INDEX: iBoxx(Reg. TM) $ Liquid Investment Grade Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   6
Performance Information...............   7
Fees and Expenses.....................   8
Management............................   8
Shareholder Information...............   9
Distribution..........................  16
Financial Highlights..................  17
Index Provider........................  18
Disclaimers...........................  18
Supplemental Information..............  20



"International Index Company Limited" and "iBoxx(Reg. TM) $ Liquid Investment Grade Index" are trademarks of International Index Company Limited licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the iBoxx(Reg. TM) $ Liquid Investment Grade Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is International Index Company Limited ("IIC"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of a fixed number of liquid, investment grade corporate bonds. As of May 31, 2009, there were 100 bonds in the Underlying Index.

The Underlying Index is a rules-based index consisting of up to 100 liquid, investment grade, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.


The Underlying Index is a subset of the iBoxx USD Corporate Bond Index, an index of over 1,000 investment grade bonds. Bonds in the Underlying Index are selected from the universe of eligible bonds in the iBoxx USD Corporate Bond Index. Currently, the bonds eligible for inclusion in the Underlying Index include U.S. dollar-denominated, SEC-registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan;
(ii) are rated investment grade by Fitch Rating Services, Inc., Moody's(Reg.
TM) Investors Services or Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc.; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years since issue date and have at least three years to maturity. Index constituents are equally weighted.


BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 90% of its assets in securities of the Underlying Index and at least 95% of its assets in investment grade corporate bonds. The Fund also may invest in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions). The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.


Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

               YEAR BY YEAR RETURNS/1/ (YEARS ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]


2003    7.43%
2004    5.93%
2005    1.00%
2006    3.95%
2007    3.72%
2008    -0.34%


-----------

/1/ The Fund's total return for the three months ended March 31, 2009 was -5.44%.

The best calendar quarter return during the periods shown above was 9.02% in the 4th quarter of 2008; the worst was -7.79% in the 3rd quarter of 2008.


                          AVERAGE ANNUAL TOTAL RETURNS

                   (for the periods ended December 31, 2008)



                                                                  SINCE FUND
                                          ONE YEAR   FIVE YEARS   INCEPTION
                                         ---------- ------------ -----------
(INCEPTION DATE: 07/22/2002)
  Return Before Taxes                       -0.34%       2.84%       4.47%
  Return After Taxes on Distributions/1/    -2.25%       1.02%       2.62%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                 -0.25%       1.36%       2.74%
IBOXX(Reg. TM) $ LIQUID INVESTMENT
GRADE INDEX (Index returns do
not reflect deductions for fees,             0.96%       3.09%       4.70%
  expenses, or taxes)


-----------

/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.15%            None             None           0.15%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
       $15       $48        $85        $192

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.15%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Peter Cramer and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since July 2002.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since April 2008.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "LQD".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a


30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing

Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,649,000     100,000           $ 500               3.0%                  2.0%


-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights

The financial highlights table is intended to help investors understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)



                                  YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                FEB. 28, 2009    FEB. 29, 2008    FEB. 28, 2007    FEB. 28, 2006    FEB. 28, 2005
                               ---------------  ---------------  ---------------  ---------------  --------------
NET ASSET VALUE, BEGINNING
  OF YEAR                         $   105.21       $   108.00       $   107.20       $   111.08       $   112.78
                                  ----------       ----------       ----------       ----------       ----------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income                  5.78/a/          5.79/a/          5.54/a/          5.15             5.18
 Net realized and unrealized
  gain (loss)/b/                      (11.75)           (2.83)            0.68            (3.92)           (1.70)
                                  ----------       ----------       ----------       ----------       ----------
Total from investment
  operations                           (5.97)            2.96             6.22             1.23             3.48
                                  ----------       ----------       ----------       ----------       ----------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (5.46)           (5.75)           (5.42)           (5.11)           (5.18)
                                  ----------       ----------       ----------       ----------       ----------
Total distributions                    (5.46)           (5.75)           (5.42)           (5.11)           (5.18)
                                  ----------       ----------       ----------       ----------       ----------
NET ASSET VALUE, END OF YEAR      $    93.78       $   105.21       $   108.00       $   107.20       $   111.08
                                  ==========       ==========       ==========       ==========       ==========
TOTAL RETURN                           (5.96)%           3.04%            6.03%            1.12%            3.24%
                                  ==========       ==========       ==========       ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (000s)                          $8,646,439       $3,356,320       $2,872,906       $2,401,378       $2,554,918
 Ratio of expenses to
  average net assets                    0.15%            0.15%            0.15%            0.15%            0.15%
 Ratio of net investment
  income to average net
  assets                                5.96%            5.51%            5.26%            4.75%            4.71%
 Portfolio turnover rate/c/               48%              95%              89%              71%              32%


-----------

/a/  Based on average shares outstanding throughout the period.

/b/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/c/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider


IIC compiles and publishes the iBoxx bond and iTraxx credit derivative indices, which are used around the world by financial market participants as benchmarks and as the basis for traded products. The company was established in 2001 by a group of global financial institutions and is now owned by Markit Group, a leading provider of independent data, portfolio valuations and OTC derivatives trade processing to the financial markets. IIC is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor, or any of their respective affiliates.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY IIC. IIC MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. IIC'S ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF IIC AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY IIC WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. IIC HAS NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. IIC IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. IIC HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. IIC DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND IIC SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

IIC MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. IIC MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL IIC HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS

NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 4.5%                                 1                    0.32%
Greater than 4.0% and Less than 4.5%              4                    1.28
Greater than 3.5% and Less than 4.0%              6                    1.92
Greater than 3.0% and Less than 3.5%             12                    3.83
Greater than 2.5% and Less than 3.0%             24                    7.67
Greater than 2.0% and Less than 2.5%             36                   11.50
Greater than 1.5% and Less than 2.0%             33                   10.54
Greater than 1.0% and Less than 1.5%             32                   10.22
Greater than 0.5% and Less than 1.0%             70                   22.36
BETWEEN 0.5% AND -0.5%                           66                   21.09
Less than -0.5% and Greater than -1.0%           10                    3.19
Less than -1.0% and Greater than -1.5%            4                    1.28
Less than -1.5% and Greater than -2.0%            4                    1.28
Less than -2.0% and Greater than -2.5%            1                    0.32
Less than -2.5% and Greater than -3.0%            4                    1.28
Less than -3.0% and Greater than -3.5%            1                    0.32
Less than -3.5% and Greater than -4.0%            1                    0.32
Less than -4.0%                                   4                    1.28
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009



                                  AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------
               YEAR ENDED 2/28/09                FIVE YEARS ENDED 2/28/09  INCEPTION TO 2/28/09*
------------------------------------------------ ------------------------ -----------------------
             NAV               MARKET    INDEX     NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- --------- --------- ------- -------- ------- ------- -------- ------
  (5.96)%                    (6.20)%   (4.63)%   1.42%    1.41%   1.74%   3.67%    3.72%   3.94%



                                   CUMULATIVE TOTAL RETURNS
-----------------------------------------------------------------------------------------------
             YEAR ENDED 2/28/09              FIVE YEARS ENDED 2/28/09   INCEPTION TO 2/28/09*
-------------------------------------------- ------------------------ -------------------------
           NAV             MARKET    INDEX     NAV    MARKET   INDEX     NAV    MARKET   INDEX
------------------------ --------- --------- ------- -------- ------- -------- -------- -------
  (5.96)%                (6.20)%   (4.63)%   7.30%    7.25%   9.01%   26.88%   27.29%   29.10%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (07/22/02). The first day of secondary market trading in shares of the Fund was 07/26/02.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-LQD-0709

                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

           iSHARES(Reg. TM) JPMORGAN USD EMERGING MARKETS BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]


Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares JPMorgan USD Emerging Markets Bond Fund (the "Fund").

CUSIP: 464288281
TRADING SYMBOL: EMB
UNDERLYING INDEX: JPMorgan EMBI Global Core Index

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   1
Principal Risks.......................   3
Portfolio Holdings Information........   8
Performance Information...............   9
Fees and Expenses.....................  10
Management............................  10
Shareholder Information...............  11
Distribution..........................  18
Financial Highlights..................  19
Index Provider........................  20
Disclaimers...........................  20
Supplemental Information..............  22


"JPMorgan" and "JPMorgan EMBI Global Core Index" are trademarks of JPMorgan Chase & Co.(Copyright) licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the JPMorgan EMBI Global Core Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.


The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is JPMorgan Chase & Co. ("JPMorgan"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.


Principal Investment Strategies

The Underlying Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark which tracks the total return of actively traded external debt instruments in emerging market countries. The methodology is designed to distribute the weight of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

 As of May 31, 2009, the Underlying Index consisted of the following 27 countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Iraq, Kazakhstan, Lebanon, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Turkey, Ukraine, Uruguay, and Venezuela. As of May 31, 2009, the Underlying Index's five highest weighted countries were Brazil, Mexico, the Philippines, Russia, and Turkey. The Underlying Index may change its composition and weighting monthly upon rebalancing. The Underlying Index includes both fixed-rate and floating-rate instruments issued by sovereign and quasi-sovereign entities from index-eligible countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. Only those instruments which (i) are denominated in U.S. dollars, (ii) have a current face amount outstanding of $1 billion or more,
(iii) have at least two years until maturity, (iv) are able to settle internationally through Euroclear or another institution domiciled outside the issuing country, and (v) have bid and offer prices that are available on a daily and timely basis - either from an inter-dealer broker or JPMorgan - are considered for inclusion into the Underlying Index. As of May 31, 2009, the Underlying Index consisted primarily of both investment grade bonds and non-investment grade bonds. Convertible bonds are not eligible for inclusion into the Underlying Index. The Underlying Index is market value weighted and is rebalanced monthly on the last business day of the month.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally will invest at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).


BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. The Fund's investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund's investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of sovereign and quasi-sovereign entities in a particular market, country, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, country, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Depending on the composition and weighting of the Underlying Index, the Fund's Portfolio may include below investment grade bonds. There is the chance that any of the Fund's holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

EMERGING MARKETS RISK. Investments in emerging markets are subject to a greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, lower trading volume, political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in developed markets.


GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

HIGH YIELD RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc. and by Fitch Rating Service, Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.), or are unrated but judged by BGFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.


High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.


MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. The Fund invests primarily in emerging market bonds and, as a result, the Fund's portfolio may have greater exposure to market risk than a fund that invests in securities of developed markets. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.


SECURITIES MARKET RISK. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times. Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States (and other developed countries). In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations.In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

STRUCTURAL RISKS. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -11.81%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 2.29%. The best calendar quarter return during the periods shown above was 0.36% in the 1st quarter of 2008; the worst was -5.80% in the 4th quarter of 2008.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)

                                                    SINCE FUND
                                         ONE YEAR   INCEPTION
                                         ---------  ----------
(INCEPTION DATE: 12/17/2007)
  Return Before Taxes                     -11.81%     -10.85%
  Return After Taxes on Distributions/1/  -13.54%     -12.57%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                               -7.59%      -10.10%
JPMORGAN EMBI GLOBAL CORE INDEX (Index
returns do not
reflect deductions for fees, expenses,    -11.66%     -10.59%
  or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.60%            None             None           0.60%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ---------
       $61       $192       $335       $750


Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.60%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Matthew Timm and Daniel Ruiz (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since December 2007.

Matthew Timm has been employed by BGFA and BGI as a portfolio manager and trader since 2006. Prior to joining BGFA and BGI, Mr. Timm was employed as a portfolio manager at Colorado Public Employees Retirement Association (COPERA) from 2004 to 2006. Mr. Timm received a Master's degree in Business Administration from the University of Chicago. Mr. Timm has been a Portfolio Manager of the Fund since February 2009.

Daniel Ruiz has been employed by BGI and BGFA as a portfolio manager since 2009. Prior to becoming a portfolio manager, Mr. Ruiz was Director for Emerging Markets Fixed Income at BlackRock Advisors where he managed a broad group of different Emerging Markets and Global mandates for retail and institutional accounts from 1997-2008. Mr. Ruiz received his Master's in Business Administration from the University of Miami. Mr. Ruiz has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.

BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "EMB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. foreign stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.


The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,233,000     100,000           $ 700               3.0%                  2.0%


-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     PERIOD FROM
                                                   DEC. 17, 2007/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2009     FEB. 29, 2008
                                 ---------------  -----------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $ 100.80          $100.32
                                    --------          -------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               5.83             1.09
 Net realized and unrealized
  gain (loss)/c/                      (19.17)            0.03
                                    --------          -------
Total from investment
  operations                          (13.34)            1.12
                                    --------          -------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (5.29)           (0.64)
                                    --------          -------
Total distributions                    (5.29)           (0.64)
                                    --------          -------
NET ASSET VALUE, END OF
  PERIOD                            $  82.17          $100.80
                                    ========          =======
TOTAL RETURN                          (13.68)%           1.10%/d/
                                    ========          =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $139,685          $40,319
 Ratio of expenses to
  average net assets/e/                 0.60%            0.60%
 Ratio of net investment
  income to average net
  assets/e/                             6.61%            5.36%
 Portfolio turnover rate/f/               31%              10%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

JPMorgan is the Index Provider for the Underlying Index. JPMorgan is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.


JPMorgan provides financial, economic and investment information to the financial community. JPMorgan calculates and maintains the JPMorgan EMBI Global Core Index, JPMorgan Emerging Markets Bond Index Plus, JPMorgan Emerging Markets Bond Index Global and Emerging Markets Bond Index Global Diversified. Security additions and deletions into the emerging markets bond indexes do not in any way reflect an opinion in the investment merits of the security.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY JPMORGAN. JPMORGAN MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. JPMORGAN'S ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF JPMORGAN AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY JPMORGAN WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. JPMORGAN HAS NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. JPMORGAN IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. JPMORGAN HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. JPMORGAN DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND JPMORGAN SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

JPMORGAN MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. JPMORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL JPMORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE

UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information


The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.

PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 6.0%                                16                    5.11%
Greater than 5.5% and Less than 6.0%              3                    0.96
Greater than 5.0% and Less than 5.5%              1                    0.32
Greater than 4.5% and Less than 5.0%              3                    0.96
Greater than 4.0% and Less than 4.5%              6                    1.92
Greater than 3.5% and Less than 4.0%              3                    0.96
Greater than 3.0% and Less than 3.5%              4                    1.28
Greater than 2.5% and Less than 3.0%              4                    1.28
Greater than 2.0% and Less than 2.5%              7                    2.24
Greater than 1.5% and Less than 2.0%             26                    8.31
Greater than 1.0% and Less than 1.5%             77                   24.60
Greater than 0.5% and Less than 1.0%             99                   31.60
BETWEEN 0.5% AND -0.5%                           43                   13.74
Less than -0.5% and Greater than -1.0%            6                    1.92
Less than -1.0% and Greater than -1.5%            2                    0.64
Less than -1.5% and Greater than -2.0%            2                    0.64
Less than -2.0% and Greater than -2.5%            2                    0.64
Less than -2.5% and Greater than -3.0%            3                    0.96
Less than -3.0% and Greater than -3.5%            1                    0.32
Less than -3.5%                                   5                    1.60
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                           AVERAGE ANNUAL TOTAL RETURNS                               CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------------------- -------------------------------
                YEAR ENDED 2/28/09                      INCEPTION TO 2/28/09*           INCEPTION TO 2/28/09*
-------------------------------------------------- ------------------------------- -------------------------------
             NAV               MARKET      INDEX       NAV      MARKET     INDEX       NAV      MARKET     INDEX
---------------------------- ---------- ---------- ---------- ---------- --------- ---------- ---------- ---------
(13.68)%                     (14.53)%   (12.70)%   (10.70)%   (10.83)%   (9.80)%   (12.73)%   (12.88)%   (11.66)%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (12/17/07). The first day of secondary market trading in shares of the Fund was 12/19/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-EMB-0709



                   Investment Company Act File No.: 811-09729

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^^

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                        2009 PROSPECTUS TO SHAREHOLDERS

              iSHARES(Reg. TM) S&P CALIFORNIA MUNICIPAL BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]



Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            -------------------

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       -------------------
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares S&P California Municipal Bond Fund (the "Fund").

CUSIP: 464288356
TRADING SYMBOL: CMF

UNDERLYING INDEX: S&P California Municipal Bond IndexTM


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   8
Performance Information...............   9
Fees and Expenses.....................  10
Management............................  10
Shareholder Information...............  11
Distribution..........................  19
Financial Highlights..................  20
Index Provider........................  21
Disclaimers...........................  21
Supplemental Information..............  23



"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)" and "S&P California Municipal Bond IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P California Municipal Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of the investment grade segment of the California municipal bond market. As of May 31, 2009, there were 1,381 issues in the Underlying Index.

The Underlying Index is a subset of the S&P National Municipal Bond Index and is comprised of municipal bonds issued in the State of California. The Underlying Index includes municipal bonds from issuers in the State of California that are California state or local governments or agencies whose interest payments are exempt from U.S. federal and California state income taxes and the federal alternative minimum tax ("AMT") as determined by the Index Provider in accordance with its methodology. Each bond must have a rating of at least BBB- by Standard & Poor's, Baa3 by Moody's(Reg. TM) Investors Service, Inc., or BBB- by Fitch Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the offering's original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally will invest at least 80% of its assets in the securities of its Underlying Index and will generally invest 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds, whether or not advised by BGFA), as well as in municipal bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (due to factors such as future corporate actions and index reconstitutions, additions and deletions). The Fund will generally hold municipal bond securities issued by the State of California and its municipalities whose interest is exempt from federal and California state income tax and the federal

AMT. In addition, the Fund intends to invest any cash assets in one or more non-affiliated third party tax-free (I.E., exempt from California State income tax and Federal AMT) money market funds.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.


CALIFORNIA STATE MUNICIPAL SECURITIES RISK. California-specific risk is the risk that a fund that invests more than 25% of its assets in California municipal instruments will be more exposed to the negative political, economic and statutory factors within the State of California than a fund that invests more widely. Although California has one of the largest economies in the world, with major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction, government and services, it is suffering, as is the rest of the nation, in a severe economic recession marked by falling home prices, worsening credit availability, shrinking equity values, reduction of consumer confidence and spending and loss of jobs. The unemployment rate in March 2009 exceeded 11%, almost double the rate at the start of 2008. Economic growth is not expected to resume, even slowly, until late 2009 or 2010. The recession has had a profound, negative impact on state and local government revenues. The State has faced severe drops in its major revenues, and only after many months of stalemate, a budget package was approved in February 2009 to close a $40 billion budget gap. However, budget gaps are likely to recur based on further deterioration of revenues and potential voter rejection of one or more revenue-raising measures on a special election ballot on May 19, 2009. The State is also facing serious cash flow difficulties. All three major credit rating agencies lowered their ratings on State bonds in 2009. Most local government agencies are also facing serious budget shortfalls as their main sources of revenues, property taxes and sales taxes, as well as fees based on real estate development, are all adversely impacted by the current economic recession. One California City, Vallejo, in Solano County, has filed for bankruptcy under Chapter 9 of the federal Bankruptcy Code.
For more information about California municipal instruments, see the Fund's Statement of Additional Information ("SAI").


CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

The Underlying Index includes municipal bonds from issuers that are primarily California state or local governments or agencies. The interest on the municipal bonds included in the Underlying Index is exempt from U.S. federal and California state income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BGFA will rely on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BGFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service ("IRS") will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BGFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and California income taxes and exempt from the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TAX RISK. There is no guarantee that the Fund's income will be exempt from federal or California income taxes or the federal AMT. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax or federal AMT purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax or AMT. Federal or state changes in income or federal AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]





2008   -1.42%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 2.67%.

The best calendar quarter return during the period shown above was 2.24% in the

     4th quarter of 2008; the worst was -3.34% in the 3rd quarter of 2008.
                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)

                                                        SINCE FUND
                                         ONE YEAR       INCEPTION
                                         ---------      ----------
(INCEPTION DATE: 10/04/2007)
  Return Before Taxes                     -1.42%          -0.09%
  Return After Taxes on Distributions/1/  -1.42%          -0.10%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                0.30%           0.45%
S&P CALIFORNIA MUNICIPAL BOND INDEX
(Index returns do
not reflect deductions for fees,          -2.77%          -1.73%
  expenses, or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:




                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.25%            None             None           0.25%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  =========  =========
       $26       $80        $141       $318


Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Joel Silva and Peter Cramer (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since October 2007.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since October 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "CMF".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS


FEDERAL. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation including the federal AMT. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January however, may be treated as paid on December 31 of the prior year.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.


If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.


CALIFORNIA. To the extent that the Fund's income dividends are derived from California tax-free investments, they generally will be free from California personal income taxes. Corporate taxpayers should note that the Fund's income dividends and other distributions are not exempt from California franchise taxes. In addition, interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund generally will not be deductible for California personal income tax purposes.


TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:




                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $10,289,000      100,000           $ 250               3.0%                  2.0%


-----------

* As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                      PERIOD FROM
                                                    OCT. 4, 2007/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                         $  99.40         $  103.40
                                    --------         ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               3.83              1.53
 Net realized and unrealized
  gain (loss)/c/                        2.48             (4.36)
                                    --------         ---------
Total from investment
  operations                            6.31             (2.83)
                                    --------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.57)            (1.17)
                                    --------         ---------
Total distributions                    (3.57)            (1.17)
                                    --------         ---------
NET ASSET VALUE, END OF
  PERIOD                            $ 102.14         $   99.40
                                    ========         =========
TOTAL RETURN                            6.43%            (2.78)%/d/
                                    ========         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                            $132,783         $  59,638
 Ratio of expenses to
  average net assets/e/                 0.25%             0.25%
 Ratio of net investment
  income to average net
  assets/e/                             3.79%             3.63%
 Portfolio turnover rate/f/               24%               19%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.


S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500(Reg. TM) for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX All Australian 50 IndexTM, and the S&P Latin America 40 IndexTM. Sector indexes in the S&P Global 1200 IndexTM include the S&P Global Energy Sector IndexTM, the S&P Global Financials Sector IndexTM, the S&P Global Healthcare Sector IndexTM, the S&P Global Information Technology Sector IndexTM, and the S&P Global Telecommunications Sector IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500(Reg. TM) and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P/Global BMI Equity IndexTM Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.


BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P AND ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 6.0%                                 1                    0.32%
Greater than 5.5% and Less than 6.0%              1                    0.32
Greater than 5.0% and Less than 5.5%              2                    0.64
Greater than 4.5% and Less than 5.0%              2                    0.64
Greater than 4.0% and Less than 4.5%              1                    0.32
Greater than 3.5% and Less than 4.0%              4                    1.28
Greater than 3.0% and Less than 3.5%              7                    2.24
Greater than 2.5% and Less than 3.0%              8                    2.56
Greater than 2.0% and Less than 2.5%             14                    4.47
Greater than 1.5% and Less than 2.0%             17                    5.43
Greater than 1.0% and Less than 1.5%             30                    9.58
Greater than 0.5% and Less than 1.0%             91                   29.07
BETWEEN 0.5% AND -0.5%                          126                   40.25
Less than -0.5% and Greater than -1.0%            5                    1.60
Less than -1.0% and Greater than -1.5%            2                    0.64
Less than -1.5%                                   2                    0.64
                                                ---                  ------
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*    INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  6.43%                       5.83%   5.65%   2.46%    2.95%   1.16%   3.48%    4.18%   1.63%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (10/04/07). The first day of secondary market trading in shares of the Fund was 10/05/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-CMF-0709

                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

               iSHARES(Reg. TM) S&P NATIONAL MUNICIPAL BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares S&P National Municipal Bond Fund (the "Fund").

CUSIP: 464288414
TRADING SYMBOL: MUB

UNDERLYING INDEX: S&P National Municipal Bond IndexTM


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   8
Performance Information...............   8
Fees and Expenses.....................   9
Management............................  10
Shareholder Information...............  11
Distribution..........................  18
Financial Highlights..................  19
Index Provider........................  20
Disclaimers...........................  20
Supplemental Information..............  22



"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)" and "S&P National Municipal Bond IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National Municipal Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of the investment-grade segment of the U.S. municipal bond market. As of May 31, 2009, there were 8,079 issues in the Underlying Index.

The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on the bond is exempt from U.S. federal income taxes and the federal alternative minimum tax ("AMT") as determined by the Index Provider in accordance with its methodology. Each bond must have a rating of at least BBB-by Standard & Poor's, Baa3 by Moody's Investors Service, Inc., or BBB- by Fitch Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the offering's original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 80% of its assets in the securities of its Underlying Index and generally invests 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds, whether or not affiliated with BGFA), as well as in municipal bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (such as index reconstitutions, additions and deletions). The Fund will generally hold municipal bond securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal AMT. In addition, the Fund intends to invest any cash assets in one or more non-affiliated third party tax-free money market funds.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies. The interest on the municipal bonds included in the Underlying Index is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BGFA relies on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BGFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service ("IRS") will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BGFA will generally seek to obtain bonds that pay interest that is exempt from

U.S. federal income taxes and exempt from the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.


SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.


NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal or state income taxes or the federal AMT. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax or federal AMT purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

[GRAPHIC APPEARS HERE]




2008   -0.94%




-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 3.21%.

The best calendar quarter return during the period shown above was 2.73% in the 4th quarter of 2008; the worst was -3.69% in the 3rd quarter of 2008.

                         AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)



                                                       SINCE FUND
                                           ONE YEAR    INCEPTION
                                          ----------  -----------
(INCEPTION DATE: 09/07/2007)
  Return Before Taxes                        -0.94%       0.46%
  Return After Taxes on Distributions/1/     -0.94%       0.46%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                   0.63%       0.94%
S&P NATIONAL MUNICIPAL BOND INDEX
(Index returns do not
reflect deductions for fees, expenses,       -2.83%      -1.23%
  or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.25%            None             None           0.25%


-----------

/1/The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ----------
       $26       $80        $141       $318

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Joel Silva and Peter Cramer (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since September 2007.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since September 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "MUB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation including the federal AMT. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January however, may be treated as paid on December 31 of the prior year.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.


If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to federal AMT, that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $10,066,000      100,000           $ 400               3.0%                  2.0%


-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                      PERIOD FROM
                                                    SEP. 7, 2007/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                        $    96.48        $  100.30
                                   ----------        ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/                3.77             1.74
 Net realized and unrealized
  gain (loss)/c/                         2.45            (4.08)
                                   ----------        ---------
Total from investment
  operations                             6.22            (2.34)
                                   ----------        ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                  (3.52)           (1.48)
                                   ----------        ---------
Total distributions                     (3.52)           (1.48)
                                   ----------        ---------
NET ASSET VALUE, END OF
  PERIOD                           $    99.18        $   96.48
                                   ==========        =========
TOTAL RETURN                             6.53%           (2.36)%/d/
                                   ==========        =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                           $1,021,581        $ 356,983
 Ratio of expenses to
  average net assets/e/                  0.25%            0.25%
 Ratio of expenses to
  average net assets prior
  to waived fees/e/                      0.26%            0.30%
 Ratio of net investment
  income to average net
  assets/e/                              3.84%            3.62%
 Portfolio turnover rate/f/                14%               8%

-----------

/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout each period.
/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
/d/  Not annualized.
/e/  Annualized for periods of less than one year.
/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.


S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500(Reg. TM) for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX All Australian 50 IndexTM, and the S&P Latin America 40 IndexTM. Sector indexes in the S&P Global 1200 IndexTM include the S&P Global Energy Sector IndexTM, the S&P Global Financials Sector IndexTM, the S&P Global Healthcare Sector IndexTM, the S&P Global Information Technology Sector IndexTM, and the S&P Global Telecommunications Sector IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500(Reg. TM) and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P/Global BMI Equity IndexTM Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.


BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P AND ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 4.5%                                 1                    0.32%
Greater than 4.0% and Less than 4.5%              1                    0.32
Greater than 3.5% and Less than 4.0%              5                    1.60
Greater than 3.0% and Less than 3.5%             10                    3.19
Greater than 2.5% and Less than 3.0%              4                    1.28
Greater than 2.0% and Less than 2.5%             12                    3.83
Greater than 1.5% and Less than 2.0%              8                    2.56
Greater than 1.0% and Less than 1.5%             22                    7.03
Greater than 0.5% and Less than 1.0%             63                   20.13
BETWEEN 0.5% AND -0.5%                          178                   56.86
Less than -0.5% and Greater than -1.0%            3                    0.96
Less than -1.0% and Greater than -1.5%            2                    0.64
Less than -1.5% and Greater than -2.0%            1                    0.32
Less than -2.0% and Greater than -2.5%            1                    0.32
Less than -2.5% and Greater than -3.0%            1                    0.32
Less than -3.0% and Greater than -3.5%            1                    0.32
                                                ---                   -----
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*    INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  6.53%                       6.73%   5.80%   2.68%    2.99%   1.63%   3.99%    4.45%   2.42%


-----------

    * Total returns for the period since inception are calculated from the inception date of the Fund (09/07/07). The first day of secondary market trading in shares of the Fund was 09/10/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-MUB-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

               iSHARES(Reg. TM) S&P NEW YORK MUNICIPAL BOND FUND
                                  JULY 1, 2009

>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.


The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
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2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

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deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)

iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares S&P New York Municipal Bond Fund (the "Fund").

CUSIP: 464288323
TRADING SYMBOL: NYF

UNDERLYING INDEX: S&P New York Municipal Bond IndexTM

The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 50,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   8
Performance Information...............   9
Fees and Expenses.....................  10
Management............................  10
Shareholder Information...............  11
Distribution..........................  19
Financial Highlights..................  20
Index Provider........................  21
Disclaimers...........................  21
Supplemental Information..............  23



"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)" and "S&P New York Municipal Bond IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P New York Municipal Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of the investment grade segment of the New York municipal bond market. As of May 31, 2009, there were 1,416 issues in the Underlying Index.

The Underlying Index is a subset of the S&P National Municipal Bond Index and is comprised of municipal bonds issued in the State of New York. The Underlying Index includes municipal bonds from issuers in the State of New York that are New York state or local governments or agencies whose interest payments are exempt from U.S. federal and New York state income taxes and the federal alternative minimum tax ("AMT") as determined by the Index Provider in accordance with its methodology. Each bond must have a rating of at least BBB-by Standard & Poor's, Baa3 by Moody's(Reg. TM) Investors Service, Inc., or BBB-by Fitch Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the offering's original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund will generally invest at least 80% of its assets in the securities of its Underlying Index and will generally invest 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. The Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds, whether or not advised by BGFA), as well as in municipal bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in municipal bonds not included in the Underlying Index in order to reflect prospective changes in the Underlying Index (due to factors such as future corporate actions and index reconstitutions, additions and deletions). The Fund will generally hold municipal bond securities issued by the State of New York and its municipalities whose interest is exempt from federal and New York state income tax and the federal

AMT. In addition, the Fund intends to invest any cash assets in one or more non-affiliated third party tax-free (I.E., exempt from New York State income tax and Federal AMT) money market funds.

BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.


CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.


ISSUER RISK. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

The Underlying Index includes municipal bonds from issuers that are primarily New York state or local governments or agencies. The interest on the municipal bonds included in the Underlying Index is exempt from U.S. federal and New York state income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BGFA will rely on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BGFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service ("IRS") will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BGFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and New York income taxes and exempt from the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.


RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.


SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.


COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.


NEW YORK STATE MUNICIPAL SECURITIES RISK. Because the Fund invests substantially in New York State municipal instruments, it is more exposed to negative political, economic and statutory factors within the State of New York than a fund that invests more widely. The State's budget, enacted on April 3, 2009, shows the State's General Fund in balance on a cash basis, as is required by the State Constitution. Disbursements from All Governmental Funds (which includes federal funds) exceed All Funds receipts by approximately $2.2 billion. The State projects that General Fund reserves will total $1.4 billion at the end of fiscal year 2009-2010, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. As a comparison, the unaudited results for fiscal year 2008-09 show General Fund reserves of approximately $1.9 billion. The State projects new issuance of $5.9 billion of debt to finance new capital projects in fiscal year 2009-2010. For additional information on the risks associated with New York municipal instruments, see the Fund's Statement of Additional Information ("SAI").

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TAX RISK. There is no guarantee that the Fund's income will be exempt from federal or New York income taxes or the federal AMT. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax or federal AMT purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Also, although the Fund does not expect to do so, its investment policies permit it to invest up to 20% of its assets in securities the interest of which is subject to ordinary income tax or AMT. Federal or state changes in income or federal AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information


The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund's performance is shown under the heading TOTAL RETURN INFORMATION in the SUPPLEMENTAL INFORMATION section at the end of this Prospectus.

                YEAR BY YEAR RETURNS/1/ (YEAR ENDED DECEMBER 31)

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2008   -1.99%


-----------
/1/ The Fund's total return for the three months ended March 31, 2009 was 3.93%.

The best calendar quarter return during the period shown above was 1.78% in the

     4th quarter of 2008; the worst was -4.16% in the 3rd quarter of 2008.
                          AVERAGE ANNUAL TOTAL RETURNS
                   (for the periods ended December 31, 2008)


                                                           SINCE FUND
                                         ONE YEAR          INCEPTION
                                         ---------         ----------
(INCEPTION DATE: 10/04/2007)
  Return Before Taxes                     -1.99%              -0.58%
  Return After Taxes on Distributions/1/  -1.99%              -0.58%
  Return After Taxes on Distributions
and Sale of Fund
  Shares/1/                                0.02%               0.08%
S&P NEW YORK MUNICIPAL BOND INDEX
(Index returns do
not reflect deductions for fees,          -2.55%              -1.19%
  expenses, or taxes)



-----------
/1/ After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.25%            None             None           0.25%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


   1 YEAR      3 YEARS    5 YEARS    10 YEARS
------------  ---------  ---------  ----------
       $26       $80        $141       $318


Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA will be available in the Fund's semi-annual report for the six-month period ended August 31.

PORTFOLIO MANAGERS. Lee Sterne, Joel Silva and Peter Cramer (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since October 2007.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since October 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "NYF".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.


Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.


SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

TAXES ON DISTRIBUTIONS


FEDERAL. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation including the federal AMT. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends.

Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions out of the Fund's net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January however, may be treated as paid on December 31 of the prior year.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.


If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to AMT, that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.


NEW YORK. To the extent that the Fund's interest income dividends are excluded from gross income for federal income tax purposes and are derived from interest payments on tax-exempt obligations issued by or on behalf of New York State and its political subdivisions and agencies, such dividends will be exempt from New York State and New York City personal income taxes. Distributions of the Fund to corporate taxpayers are not exempt from the New York State corporation franchise tax or the New York City general corporation tax. In addition, interest on indebtedness incurred or continued by shareholders to purchase or carry shares of the Fund generally will not be deductible for New York State personal income tax purposes.


TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the

Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $5,063,000      50,000           $ 250               3.0%                  2.0%


-----------

* As a percentage of the amount invested.


HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).


FINANCIAL HIGHLIGHTS

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                      PERIOD FROM
                                                    OCT. 4, 2007/A/
                                    YEAR ENDED            TO
                                  FEB. 28, 2009      FEB. 29, 2008
                                 ---------------  ------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD                          $ 98.09         $  101.51
                                     -------         ---------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income/b/               3.91              1.56
 Net realized and unrealized
  gain (loss)/c/                        1.54             (3.77)
                                     -------         ---------
Total from investment
  operations                            5.45             (2.21)
                                     -------         ---------
LESS DISTRIBUTIONS FROM:
 Net investment income                 (3.76)            (1.21)
                                     -------         ---------
Total distributions                    (3.76)            (1.21)
                                     -------         ---------
NET ASSET VALUE, END OF
  PERIOD                             $ 99.78         $   98.09
                                     =======         =========
TOTAL RETURN                            5.65%            (2.20)%/d/
                                     =======         =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period
  (000s)                             $39,911         $  19,619
 Ratio of expenses to
  average net assets/e/                 0.25%             0.25%
 Ratio of net investment
  income to average net
  assets/e/                             3.95%             3.77%
 Portfolio turnover rate/f/               30%               17%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout each period.

/c/ The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.


S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500(Reg. TM) for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX All Australian 50 IndexTM, and the S&P Latin America 40 IndexTM. Sector indexes in the S&P Global 1200 IndexTM include the S&P Global Energy Sector IndexTM, the S&P Global Financials Sector IndexTM, the S&P Global Healthcare Sector IndexTM, the S&P Global Information Technology Sector IndexTM, and the S&P Global Telecommunications Sector IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500(Reg. TM) and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P/Global BMI Equity IndexTM Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.


BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P AND ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through March 31, 2009.


EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.


PREMIUM/DISCOUNT RANGE                   NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
---------------------------------------  ----------------  -------------------------
Greater than 6.0%                                17                    5.43%
Greater than 5.5% and Less than 6.0%              3                    0.96
Greater than 5.0% and Less than 5.5%              4                    1.28
Greater than 4.5% and Less than 5.0%              2                    0.64
Greater than 4.0% and Less than 4.5%             10                    3.19
Greater than 3.5% and Less than 4.0%              2                    0.64
Greater than 3.0% and Less than 3.5%              4                    1.28
Greater than 2.5% and Less than 3.0%              9                    2.88
Greater than 2.0% and Less than 2.5%              9                    2.88
Greater than 1.5% and Less than 2.0%             21                    6.71
Greater than 1.0% and Less than 1.5%             38                   12.14
Greater than 0.5% and Less than 1.0%             70                   22.36
BETWEEN 0.5% AND -0.5%                          121                   38.65
Less than -0.5% and Greater than -1.0%            2                    0.64
Less than -1.0% and Greater than -1.5%            1                    0.32
                                                ---                   -----
                                                313                  100.00%
                                                ===                  ======

II. TOTAL RETURN INFORMATION


The tables that follow present information about the total returns of the Fund's Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Average Annual Total Returns" represent the average annual change in value of an investment over the period(s) indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.


An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.


                      PERFORMANCE AS OF FEBRUARY 28, 2009



                     AVERAGE ANNUAL TOTAL RETURNS                      CUMULATIVE TOTAL RETURNS
---------------------------------------------------------------------- ------------------------
             YEAR ENDED 2/28/09                INCEPTION TO 2/28/09*    INCEPTION TO 2/28/09*
--------------------------------------------- ------------------------ -----------------------
             NAV              MARKET   INDEX    NAV    MARKET   INDEX    NAV    MARKET   INDEX
---------------------------- -------- ------- ------- -------- ------- ------- -------- ------
  5.65%                       5.99%   6.22%   2.35%    3.62%   2.02%   3.32%    5.13%   2.85%


-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (10/04/07). The first day of secondary market trading in shares of the Fund was 10/05/07.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.


Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.


If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:


Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

BGI-F-NYF-0709

                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS


         iSHARES(Reg. TM) S&P SHORT TERM NATIONAL MUNICIPAL BOND FUND

                                  JULY 1, 2009


>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Dear iShares Shareholder:
Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)


iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares S&P Short Term National Municipal Bond Fund (the "Fund").

CUSIP: 464288158
TRADING SYMBOL: SUB

UNDERLYING INDEX: S&P National 0-5 Year Municipal Bond IndexTM


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   7
Performance Information...............   8
Fees and Expenses.....................   8
Management............................   9
Shareholder Information...............  10
Distribution..........................  17
Financial Highlights..................  18
Index Provider........................  19
Disclaimers...........................  19
Supplemental Information..............  21



"Standard & Poor's(Reg. TM)," "S&P(Reg. TM)" and "S&P National 0-5 Year Municipal Bond IndexTM" are trademarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI.

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. ("NYSE Arca"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.


The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P National 0-5 Year Municipal Bond Index (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.


The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index measures the performance of the short-term investment-grade segment of the U.S. municipal bond market. As of May 31, 2009, there were 1,808 issues in the Underlying Index.


The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies (including the Commonwealth of Puerto Rico and U.S. territories such as the U.S. Virgin Islands and Guam) such that the interest on each bond is exempt from U.S. federal income taxes and the federal alternative minimum tax (AMT) as determined by the Index Provider in accordance with its methodology. Each bond must have a rating of at least BBB-by S&P, Baa3 by Moody's(Reg. TM) Investors Service, Inc., or BBB- by Fitch Inc. Each bond must be denominated in U.S. dollars. Each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date. In addition, each bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month to be included in the Underlying Index. The Underlying Index is a market value weighted index, and the securities in the Underlying Index are updated after the close on the last business day of each month.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 80% of its assets in securities of its Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BGFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BGFA.


BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other countries, regions, industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.


CONCENTRATION RISK. To the extent that the Fund's or the Underlying Index's portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings. There is the chance that any of the Fund's portfolio holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect a security's or instrument's credit quality or value.

The Underlying Index includes municipal bonds from issuers that are primarily state or local governments or agencies. The interest on the municipal bonds included in the Underlying Index is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BGFA relies on prospectus disclosure of the tax opinion from the bond issuer's counsel. Neither BGFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service ("IRS") will agree with the bond counsel's opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BGFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal income taxes and exempt from the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT.

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. If the Fund invests in illiquid securities or securities that become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.


MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.


Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

MUNICIPAL SECURITIES RISK. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest or otherwise affect the value of such securities.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in bond market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

TAX RISK. There is no guarantee that the Fund's income will be exempt from U.S. federal or state income taxes or the federal AMT. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax or federal AMT purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or AMT rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional

Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information


As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.


Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                         NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
       None         0.25%            None             None           0.25%


-----------

/1/The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 YEAR       3 YEARS
--------------  ---------
         $26       $80

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.25%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BGFA will be paid.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended February 28.

PORTFOLIO MANAGERS. Lee Sterne, Joel Silva and Peter Cramer (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since November 2007.

Joel Silva has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Silva was employed as a Managing Director for Stone & Youngberg LLC where he traded and underwrote municipal securities from 2000 to 2007. Mr. Silva received a Master's degree in Business

Administration from California State University, Hayward. Mr. Silva has been a Portfolio Manager of the Fund since November 2007.

Peter Cramer has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to becoming a portfolio manager, Mr. Cramer was employed as a trader with PIMCO, responsible for investment grade corporate trading and strategy from 2005-2007, and as a portfolio manager/trader with Payden & Rygel from 2003-2005. Mr. Cramer earned a BA in Economics and Psychology from Claremont McKenna College and is a CFA charterholder. Mr. Cramer has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "SUB".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Dividends paid by the Fund that are properly designated as exempt-interest dividends will not be subject to regular federal income tax. The Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation including the federal AMT. Dividends paid by the Fund will be exempt from federal income tax

(though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends. Exempt interest dividends from interest earned on municipal securities of a state, or its political subdivisions may be exempt from income tax in that state. However, income from municipal securities of other states generally will not qualify for tax-free treatment.


Distributions from the Fund's net investment income other than from net tax-exempt income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held the Fund's shares. Distributions from the Fund are not expected to qualify as qualified dividend income. In general, any taxable distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January however, may be treated as paid on December 31 of the prior year.


Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

If you lend your Fund shares, pursuant to securities lending arrangements, you may lose the ability to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor.


If the Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the taxable year may be taxable to you to the extent of the Fund's undistributed current earnings and profits and then may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.


If you are a resident or a citizen of the United States, by law, back-up withholding (currently at a rate of 28%) will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Shareholders will receive information after the end of each year setting forth the amount of dividends and long-term capital gains distributed to them by the Fund during the prior year. Likewise, the amount of tax-exempt income, including any tax-exempt income subject to federal AMT, that the Fund distributes will be reported and such income must be reported on the shareholder's U.S. federal income tax return.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities ("Deposit Securities") approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities the Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by the Fund.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933

Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
 $10,349,000      100,000           $ 100               3.0%                  2.0%


-----------
* As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                          PERIOD FROM
                                        NOV. 5, 2008/A/
                                              TO
                                         FEB. 28, 2009
                                       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD       $100.50
                                           -------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/b/                     0.75
 Net realized and unrealized gain/c/          2.31
                                           -------
Total from investment operations              3.06
                                           -------
LESS DISTRIBUTIONS FROM:
 Net investment income                       (0.50)
                                           -------
Total distributions                          (0.50)
                                           -------
NET ASSET VALUE, END OF PERIOD             $103.06
                                           =======
TOTAL RETURN                                  3.00%/d/
                                           =======
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $41,225
 Ratio of expenses to average net             0.25%
  assets/e/
 Ratio of net investment income to            2.32%
  average net assets/e/
 Portfolio turnover rate/f/                      3%


-----------

/a/  Commencement of operations.
/b/  Based on average shares outstanding throughout the period.
/c/ The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
/d/  Not annualized.
/e/  Annualized for periods of less than one year.
/f/ Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500(Reg. TM) for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX All Australian 50 IndexTM, and the S&P Latin America 40 IndexTM. Sector indexes in the S&P Global 1200 IndexTM include the S&P Global Energy Sector IndexTM, the S&P Global Financials Sector IndexTM, the S&P Global Healthcare Sector IndexTM, the S&P Global Information Technology Sector IndexTM, and the S&P Global Telecommunications Sector IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500(Reg. TM) and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P/Global BMI Equity IndexTM Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.


BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.

Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P AND ITS AFFILIATES. S&P AND ITS AFFILIATES MAKE NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S AND ITS AFFILIATES' ONLY RELATIONSHIP TO THE TRUST, BGI AND BGFA IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND ITS AFFILIATES AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P AND ITS AFFILIATES WITHOUT REGARD TO THE TRUST, BGI, BGFA OR THE FUND. S&P AND ITS AFFILIATES HAVE NO OBLIGATION TO TAKE THE NEEDS OF BGI, BGFA OR THE OWNERS OF SHARES OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. S&P AND ITS AFFILIATES ARE NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF SHARES OF THE FUND, OR THE TIMING OF THE ISSUANCE OR SALE OF SUCH SHARES OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH SHARES OF THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND ITS AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND. S&P AND ITS AFFILIATES DO NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN.

S&P AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY BGI, BGFA, OWNERS OF SHARES OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. S&P AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) RESULTING FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NYSE ARCA. NYSE ARCA MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NYSE ARCA IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NYSE ARCA HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NYSE ARCA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NYSE ARCA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NYSE ARCA HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund from January 1, 2009 through March 31, 2009.

EACH LINE IN THE TABLE SHOWS THE NUMBER OF TRADING DAYS IN WHICH THE FUND TRADED WITHIN THE PREMIUM/DISCOUNT RANGE INDICATED. THE NUMBER OF TRADING DAYS IN EACH PREMIUM/DISCOUNT RANGE IS ALSO SHOWN AS A PERCENTAGE OF THE TOTAL NUMBER OF TRADING DAYS IN THE PERIOD COVERED BY THE TABLE. ALL DATA PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT BE USED TO PREDICT FUTURE RESULTS.



PREMIUM/DISCOUNT RANGE                 NUMBER OF DAYS     PERCENTAGE OF TOTAL DAYS
-------------------------------------  ----------------  -------------------------
Greater than 2.5%                              3                     4.92%
Greater than 2.0% and Less than 2.5%           1                     1.64
Greater than 1.5% and Less than 2.0%           2                     3.28
Greater than 1.0% and Less than 1.5%           3                     4.92
Greater than 0.5% and Less than 1.0%          38                    62.29
BETWEEN 0.5% AND -0.5%                        14                    22.95
                                             ---                   ------
                                              61                   100.00%
                                             ===                   ======

II. TOTAL RETURN INFORMATION

The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009




        CUMULATIVE TOTAL RETURNS
----------------------------------------
         INCEPTION TO 2/28/09*
----------------------------------------
           NAV            MARKET   INDEX
------------------------ -------- ------
  3.00%                   3.51%   2.76%



-----------
    * Total returns for the period since inception are calculated from the inception date of the Fund (11/05/08). The first day of secondary market trading in shares of the Fund was 11/07/08.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-SUB-0709



                   Investment Company Act File No.: 811-09729

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                        2009 PROSPECTUS TO SHAREHOLDERS

   iSHARES(Reg. TM) S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND

                                  JULY 1, 2009


>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)


iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (the
"Fund").

CUSIP: 464288125
TRADING SYMBOL: ISHG

UNDERLYING INDEX: S&P/Citigroup International Treasury Bond Index Ex US 1-3
YearTM


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   8
Performance Information...............   8
Fees and Expenses.....................   9
Management............................   9
Shareholder Information...............  11
Distribution..........................  17
Financial Highlights..................  18
Index Provider........................  19
Disclaimers...........................  19
Supplemental Information..............  22



"Standard & Poor's(Reg. TM)" and "S&P" are registered trademarks and servicemarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI and certain BGI affiliates.


"Citigroup" is a registered trademark and sevicemark of Citigroup Inc. or its affiliates and is licensed for use for certain purposes by Standard & Poor's, BGI and certain BGI affiliates. Reproduction of Citigroup data and information in any form is prohibited except with the prior written permission of S&P or Citigroup Index LLC ("Citigroup").

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on The NASDAQ Stock Market LLC ("NASDAQ"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex US 1-3 Year (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. that have a remaining maturity of greater than one year and less than or equal to three years. The methodology is designed to balance the weighting of each country within the Underlying Index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of May 31, 2009, the Underlying Index included securities issued by governments in the following 19 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 80% of its assets in the securities of its Underlying Index or in depository receipts representing securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).


BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.


INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on other Asian economies.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. The Fund's investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund's investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of sovereign and quasi-sovereign entities in a particular market, country, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, country, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Depending on the composition and weighting of the Underlying Index, the Fund's Portfolio may include below investment grade bonds. There is the chance that any of the Fund's holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.


CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union (the "EMU") of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and major trading partners outside Europe.


GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.


HIGH YIELD RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc. and by Fitch Rating Service, Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.), or are unrated but judged by BGFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.


INCOME RISK. The Fund's income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds. The Index Provider's substitution of bonds in the Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index's stated maturity guidelines.


INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.


JAPANESE ECONOMIC RISKS. Investments in securities issued by Japan may be subject to additional risks.


[] POLITICAL RISK. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund's investments.

[] LARGE GOVERNMENT DEBT RISK. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

[] CURRENCY RISK. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

[] LABOR RISK. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.


MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the

Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.

PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations.

STRUCTURAL RISKS. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:



                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.35%            None             None           0.35%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 YEAR       3 YEARS
--------------  ---------
      $36          $113

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.35%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BGFA will be paid.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended February 28.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2009.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since January 2009.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "ISHG".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NASDAQ.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the

Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. foreign stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge up to the maximum amount shown below to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:




                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
  $10,203,000      100,000           $ 700               3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                          PERIOD FROM
                                        JAN. 21, 2009/A/
                                               TO
                                         FEB. 28, 2009
                                       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   95.47
                                          ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/b/                      0.11
 Net realized and unrealized loss/c/          (3.20)
                                          ---------
Total from investment operations              (3.09)
                                          ---------
NET ASSET VALUE, END OF PERIOD            $   92.38
                                          =========
TOTAL RETURN                                  (3.12)%/d/
                                          =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)         $   9,238
 Ratio of expenses to average net              0.35%
  assets/e/
 Ratio of net investment income to             1.09%
  average net assets/e/
 Portfolio turnover rate/f/                      23%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout the period.

/c/ The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500(Reg. TM) for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX All Australian 50 IndexTM, and the S&P Latin America 40 IndexTM. Sector indexes in the S&P Global 1200 IndexTM include the S&P Global Energy Sector IndexTM, the S&P Global Financials Sector IndexTM, the S&P Global Healthcare Sector IndexTM, the S&P Global Information Technology Sector IndexTM, and the S&P Global Telecommunications Sector IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500(Reg. TM) and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P/Global BMI Equity IndexTM Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.

Citigroup Index LLC calculates and maintains the S&P/Citigroup International Treasury Bond IndexTM Ex-US 1-3 Year on behalf of S&P.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR CITIGROUP OR THEIR AFFILIATES. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE FUND TO TRACK THE PRICE AND YIELD PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF UNDERLYING INDEX TO TRACK GENERAL BOND MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE TRUST, BGI OR BGFA IS THE LICENSING OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF S&P AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED, AND CALCULATED BY S&P WITHOUT REGARD TO THE TRUST, BGI OR BGFA. CITIGROUP'S ONLY RELATIONSHIP TO THE TRUST, BGI, OR BGFA IS THE LICENSING OF CERTAIN INFORMATION, DATA, TRADEMARKS AND TRADE NAMES OF CITIGROUP AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CITIGROUP WITHOUT REGARD TO THE TRUST, BGI OR BGFA. S&P AND CITIGROUP HAVE NO OBLIGATION TO TAKE THE NEEDS OF BGI OR THE OWNERS OR PROSPECTIVE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. NEITHER S&P NOR CITIGROUP IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE SHARES TO BE ISSUED BY THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES TO BE ISSUED BY THE FUND OR IN THE

DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES TO BE ISSUED BY THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND CITIGROUP AND THEIR AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE
ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

NEITHER S&P, NOR CITIGROUP, NOR ANY OF THEIR AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, CITIGROUP AND THEIR AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P OR CITIGROUP MARKS, THE S&P INDEXES, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR AS TO RESULTS TO BE OBTAINED BY THEIR LICENSEES, SUBLICENSEES OR OWNERS OF SHARES OF THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS THIRD PARTY LICENSOR CITIGROUP, OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. IN NO EVENT WHATSOEVER SHALL S&P'S THIRD PARTY LICENSOR CITIGROUP, OR ANY OF ITS AFFILIATES, BE LIABLE FOR ANY DAMAGES HEREUNDER, EVEN IF CITIGROUP OR ANY SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NASDAQ. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NASDAQ HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY

DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
Premiums or discounts are the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Information for the Fund is not presented as the Fund commenced operations on January 21, 2009 and did not have a full calendar quarter of information as of March 31, 2009.

II. TOTAL RETURN INFORMATION

The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009




         CUMULATIVE TOTAL RETURNS
-------------------------------------------
           INCEPTION TO 2/28/09*
-------------------------------------------
           NAV             MARKET    INDEX
------------------------ --------- --------
         (3.12)%           (2.23)%  (3.01)%



-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/21/09). The first day of secondary market trading in shares of the Fund was 01/23/09.

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                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-ISHG-0709



                   Investment Company Act File No.: 811-09729

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                         2009 PROSPECTUS TO SHAREHOLDERS

        iSHARES(Reg. TM) S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND

                                  JULY 1, 2009


>>  WOULD YOU PREFER TO RECEIVE MATERIALS LIKE THIS ELECTRONICALLY?
                 SEE INSIDE COVER FOR DETAILS.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

[GRAPHIC APPEARS HERE]

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Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it's a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.    Go to www.icsdelivery.com.
            ===================

2. From the main page, select the first letter of your brokerage firm's name.

3. Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4. Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical
                       ===================
delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares(Reg. TM)


iShares Trust (the "Trust") is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the "Prospectus") relates to the following fund:


     iShares S&P/Citigroup International Treasury Bond Fund (the "Fund").

CUSIP: 464288117
TRADING SYMBOL: IGOV

UNDERLYING INDEX: S&P/Citigroup International Treasury Bond Index Ex USTM


The Fund issues and redeems shares at their net asset value ("NAV") only in blocks of 100,000 shares or multiples thereof ("Creation Units"). Only certain large institutional investors known as "Authorized Participants" may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund's portfolio and an amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUND ARE NOT REDEEMABLE SECURITIES. SHAREHOLDERS WHO ARE NOT AUTHORIZED PARTICIPANTS MAY NOT REDEEM SHARES DIRECTLY FROM THE FUND AT NAV.

iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A. ("BGI").


                         PROSPECTUS DATED JULY 1, 2009

Table of Contents


Introduction..........................   1
Investment Objective..................   1
Principal Investment Strategies.......   2
Principal Risks.......................   3
Portfolio Holdings Information........   8
Performance Information...............   8
Fees and Expenses.....................   9
Management............................   9
Shareholder Information...............  11
Distribution..........................  17
Financial Highlights..................  18
Index Provider........................  19
Disclaimers...........................  19
Supplemental Information..............  22



"Standard & Poor's(Reg. TM)" and "S&P" are registered trademarks and servicemarks of Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) licensed for use for certain purposes by BGI and certain BGI affiliates.


"Citigroup" is a registered trademark and sevicemark of Citigroup Inc. or its affiliates and is licensed for use for certain purposes by Standard & Poor's, BGI and certain BGI affiliates. Reproduction of Citigroup data and information in any form is prohibited except with the prior written permission of S&P or Citigroup Index LLC ("Citigroup").

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.


Barclays Global Fund Advisors ("BGFA") is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on The NASDAQ Stock Market LLC ("NASDAQ"). The market price for a share of the Fund may be different from the Fund's most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an "ETF"). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.


The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BGFA or any of its affiliates.

Investment Objective


The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P/Citigroup International Treasury Bond Index Ex US (the "Underlying Index"). The Fund's investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the "Index Provider") that is independent of the Fund and BGFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund's Index Provider is Standard & Poor's Financial Services LLC (a subsidiary of The McGraw-Hill Companies) ("S&P"). Additional information regarding the Index Provider is provided in the INDEX PROVIDER section of this Prospectus.

Principal Investment Strategies


The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of bonds denominated in local currencies and issued by foreign governments in developed market countries outside the U.S. The index methodology is designed to balance the weighting of each country within the Underlying Index by limiting the weightings of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding.

As of May 31, 2009, the Underlying Index included securities issued by governments in the following 19 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Underlying Index includes bonds having a remaining maturity greater than one year.

BGFA uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.


Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.


The Fund generally invests at least 80% of its assets in the securities of its Underlying Index or in depository receipts representing securities of the Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).


BGFA uses a representative sampling indexing strategy to manage the Fund as described below.

REPRESENTATIVE SAMPLING. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, duration, maturity or credit ratings and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.


TRACKING ERROR. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. "Tracking error" is the difference between the performance (return) of the Fund's portfolio and that of its Underlying Index. BGFA expects that, over time, the Fund's tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.


INDUSTRY CONCENTRATION POLICY. The Fund will concentrate its investments (I.E., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.


Principal Risks


The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund's NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.


ASIAN ECONOMIC RISK. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on other Asian economies.

ASSET CLASS RISK. The securities in the Underlying Index or the Fund's portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

CALL RISK. During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

CONCENTRATION RISK. The Fund's investments will generally follow the weightings of the Underlying Index, which may result in concentration of the Fund's investments in a small group of countries. To the extent that its Underlying Index or portfolio is concentrated in the bonds of sovereign and quasi-sovereign entities in a particular market, country, group of countries, sector or asset class, the Fund may be adversely affected by the performance of those bonds, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, country, group of countries, sector or asset class.

CREDIT RISK. Credit risk is the risk that issuers or guarantors of debt instruments or the counterparty to a derivatives contract, repurchase agreement or loan of portfolio securities is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations.

Depending on the composition and weighting of the Underlying Index, the Fund's Portfolio may include below investment grade bonds. There is the chance that any of the Fund's holdings will have its credit ratings downgraded or will default (fail to make scheduled interest or principal payments), potentially reducing the Fund's income level and share price. Debt instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.


CURRENCY RISK. Because the Fund's NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings in that market increases.

CUSTODY RISK. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country's securities market is, the greater the likelihood of custody problems.

EUROPEAN ECONOMIC RISK. The Economic and Monetary Union (the "EMU") of the European Union ("EU") requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and major trading partners outside Europe.


GEOGRAPHIC RISK. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.


HIGH YIELD RISK. High yield securities risk is the risk that securities that are rated below investment grade (commonly referred to as "junk bonds," include those bonds rated lower than "BBB-" by Standard & Poor's(Reg. TM) Rating Services, a division of The McGraw-Hill Companies, Inc. and by Fitch Rating Service, Inc. or "Baa3" by Moody's(Reg. TM) Investor's Services, Inc.), or are unrated but judged by BGFA to be of comparable quality, at the time of purchase, may be more volatile than higher-rated securities of similar maturity.

High yield securities may also be subject to greater levels of credit or default risk than higher-rated securities. The value of high yield securities can be adversely affected by overall economic conditions, such as an economic downturn or a period of rising interest rates, and high yield securities may be less liquid and more difficult to sell at an advantageous time or price or to value than higher-rated securities.

INTEREST RATE RISK. As interest rates rise, the value of fixed-income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making them more volatile than securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates may cause the value of the Fund's investments to decline significantly.

ISSUER RISK. The value of a security may decline for a number of reasons which directly relate to the general economic or political conditions or to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services.


JAPANESE ECONOMIC RISKS. Investments in securities issued by Japan may be subject to additional risks.


[] POLITICAL RISK. Historically, Japan has had unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect the Fund's investments.

[] LARGE GOVERNMENT DEBT RISK. The Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

[] CURRENCY RISK. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy.

[] LABOR RISK. Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.

MANAGEMENT RISK. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BGFA's investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.


MARKET RISK. The Fund's NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund's NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. Fixed-income securities with short-term maturities are generally less sensitive to such changes than fixed-income securities with longer-term maturities.

MARKET TRADING RISKS

ABSENCE OF ACTIVE MARKET. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

RISKS OF SECONDARY LISTINGS. The Fund's shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund's primary listing is maintained. There can be no assurance that the Fund's shares will continue to trade on any such stock exchange or in any market or that the Fund's shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund's shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

SECONDARY MARKET TRADING RISKS. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to "circuit breaker" rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

SHARES OF THE FUND MAY TRADE AT PRICES OTHER THAN NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund's holdings since the most recent calculation. The trading prices of the Fund's shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund's shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND'S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BGFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund's shares normally will trade on exchanges at prices close to the Fund's next calculated NAV, exchange prices are not expected to correlate exactly with the Fund's NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

COSTS OF BUYING OR SELLING FUND SHARES. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the "spread" - that is, the difference between what professional investors are willing to pay for Fund shares (the "bid" price) and the price at which they are willing to sell Fund shares (the "ask" price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

NON-DIVERSIFICATION RISK. The Fund is classified as "non-diversified." This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.


NON-U.S. ISSUERS RISK. The Fund may invest in U.S.-registered, dollar-denominated bonds of non-U.S. corporations, governments, agencies and supra-national entities. Investing in U.S. registered, dollar-denominated, investment-grade bonds issued by non-U.S. companies has different risks than investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions of the flow of international capital. Non-U.S. companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer's local currency against the U.S. dollar.


PASSIVE INVESTMENT RISK. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BGFA does not attempt to take defensive positions in declining markets.

SECURITY RISK. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

SOVEREIGN OBLIGATIONS RISKS. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued by or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interests when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations.

STRUCTURAL RISKS. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.


TRACKING ERROR RISK. Imperfect correlation between the Fund's portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund's performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

VALUATION RISK. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's shares.


Portfolio Holdings Information

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI"). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund's top holdings and may be requested by calling 1-800-iShares
(1-800-474-2737).

Performance Information


As of the date of this Prospectus, the Fund has been in operation for less than one full calendar year and therefore does not report its performance information.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:


                  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
                 FROM THE FUND'S ASSETS, EXPRESSED AS A PERCENTAGE OF AVERAGE
                                        NET ASSETS)
                 -------------------------------------------------------------
  SHAREHOLDER
   FEES (FEES                     DISTRIBUTION                    TOTAL ANNUAL
 PAID DIRECTLY                        AND                             FUND
   FROM YOUR      MANAGEMENT    SERVICE (12B-1)       OTHER        OPERATING
  INVESTMENT)        FEES             FEES         EXPENSES/1/      EXPENSES
---------------  ------------  -----------------  -------------  -------------
      None           0.35%            None             None           0.35%


-----------

/1/ The Trust's Investment Advisory Agreement provides that BGFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.


EXAMPLE. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

    1 YEAR       3 YEARS
--------------  ---------
      $36          $113

Management

INVESTMENT ADVISER. As investment adviser, BGFA has overall responsibility for the general management and administration of the Trust. BGFA provides an investment program for the Fund and manages the investment of the Fund's assets. In seeking to achieve the Fund's investment objective, BGFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BGFA's extensive resources.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of the Fund), BGFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BGFA is entitled to receive a management fee from the Fund based on a percentage of the Fund's average daily net assets, at the annual rate of 0.35%. Because the Fund has been in operation for less than one full fiscal year, this percentage reflects the rate at which BGFA will be paid.

BGFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BGI, which in turn is a majority-owned subsidiary of Barclays Bank PLC. As of April 30, 2009, BGI and its affiliates, including BGFA, provided investment advisory services for assets in excess of $1.60 trillion. BGI, BGFA, Barclays Global Investors Services, Barclays Bank PLC and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund may also invest.

A discussion regarding the basis for the Trust's Board of Trustees' (the "Board") approval of the Investment Advisory Agreement with BGFA is available in the Fund's annual report for the period ended February 28.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre and Mark Buell (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his portfolio management team with more limited responsibilities.

Lee Sterne has been employed by BGFA and BGI as a senior portfolio manager since 2004 and was a portfolio manager with BGFA and BGI from 2001 to 2004. Mr. Sterne received a B.A. degree in German Language/Literature Studies with a minor concentration in History from Colgate University. Mr. Sterne has been a Portfolio Manager of the Fund since January 2009.

Jermaine Pierre has been employed by BGFA and BGI as a portfolio manager since 2007. Prior to joining BGFA and BGI, Mr. Pierre was employed by CALPERS (California Public Employees Retirement Fund) as an Investment Officer from 2006 to 2007. From 2004 to 2006, Mr. Pierre was employed by Mellon Capital Management as a portfolio manager. Mr. Pierre received a Master's degree in Business Administration from Columbia Business School. Mr. Pierre has been a Portfolio Manager of the Fund since January 2009.

Mark Buell has been employed by BGFA and BGI as a portfolio manager since 2008. Prior to becoming a portfolio manager, Mr. Buell was employed as a trader with Bear Stearns, where he had several roles on the Government Bond desk from 2001-2008. Mr. Buell earned a BS in Finance from the University of Delaware and has an MBA from the University of Chicago. Mr. Buell has been a Portfolio Manager of the Fund since June 2009.


The Fund's SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership (if any) of shares in the Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

ADDITIONAL SHAREHOLDER INFORMATION, INCLUDING HOW TO BUY AND SELL SHARES OF THE FUND, IS AVAILABLE FREE OF CHARGE BY CALLING TOLL-FREE: 1-800-ISHARES (1-800-474-2737) OR VISITING OUR WEBSITE AT WWW.ISHARES.COM.


BUYING AND SELLING SHARES. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the "spread" - that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund's shares trade under the trading symbol "IGOV".

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the CREATIONS AND REDEMPTIONS section of this Prospectus. Only an Authorized Participant (as defined in the CREATIONS AND REDEMPTIONS section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares ("frequent trading") that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV ("market timing"), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund's portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.


The national securities exchange on which the Fund's shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's primary listing exchange is NASDAQ.

Section 12(d)(1) of the Investment Company Act of 1940, as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

BOOK ENTRY. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

SHARE PRICES. The trading prices of the Fund's shares in the secondary market generally differ from the Fund's daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the "indicative optimized portfolio value" ("IOPV"), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.


DETERMINATION OF NET ASSET VALUE. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the

Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (I.E., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.


Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund's NAV, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund's published NAV per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.


In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.


Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (I.E., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the "1933 Act"));
(iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (I.E., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund's NAV is computed and that may materially affect the value of the Fund's investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.


Valuing the Fund's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund's NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund's performance and the performance of the Underlying Index.


The value of assets denominated in non-U.S. currencies is converted into U.S. dollars using exchange rates deemed appropriate by BGFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund's ability to track the Underlying Index.

DIVIDENDS AND DISTRIBUTIONS


GENERAL POLICIES. Dividends from net investment income, if any, are generally declared and paid monthly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company ("RIC") or to avoid imposition of income or excise taxes on undistributed income or realized gains.


Dividends and other distributions on shares of the Fund are distributed on a PRO RATA basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.


DIVIDEND REINVESTMENT SERVICE. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.


TAXES. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.


TAXES ON DISTRIBUTIONS. Distributions from the Fund's net investment income, including distributions of income from securities lending and distributions out of the Fund's net short-term capital gains, if any, are taxable to you as ordinary income. The Fund's distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares. Distributions from the Fund do not qualify for the lower tax rates applicable to qualified dividend income. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. foreign stocks or securities, the Fund may "pass through" to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax.


If you are neither a resident nor a citizen of the United States or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a

30% U.S. withholding tax, unless a lower treaty rate applies. However, distributions with respect to the Fund's taxable years before January 1, 2010, that qualify as "interest related dividends" from U.S. sources or as "short-term capital gain dividends" may not be subject to U.S. withholding tax.



If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

TAXES WHEN SHARES ARE SOLD. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

THE FOREGOING DISCUSSION SUMMARIZES SOME OF THE CONSEQUENCES UNDER CURRENT U.S. FEDERAL TAX LAW OF AN INVESTMENT IN THE FUND. IT IS NOT A SUBSTITUTE FOR PERSONAL TAX ADVICE. YOU MAY ALSO BE SUBJECT TO STATE AND LOCAL TAXATION ON FUND DISTRIBUTIONS AND SALES OF SHARES. CONSULT YOUR PERSONAL TAX ADVISER ABOUT THE POTENTIAL TAX CONSEQUENCES OF AN INVESTMENT IN SHARES OF THE FUND UNDER ALL APPLICABLE TAX LAWS.


CREATIONS AND REDEMPTIONS. Prior to trading in the secondary market, shares of the Fund are "created" at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each "creator" or "Authorized Participant" enters into an authorized participant agreement with the Fund's distributor, SEI Investments Distribution Co. (the "Distributor"). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds PRO RATA to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of bonds held by the Fund ("Fund Securities") and a specified amount of cash. EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUND. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.


Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a "distribution," as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not "underwriters" but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an "unsold allotment" within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by
Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.


TRANSACTION FEES. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge up to the maximum amount shown below to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BGFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 31, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:



                                   STANDARD       MAXIMUM ADDITIONAL    MAXIMUM ADDITIONAL
  APPROXIMATE                     CREATION/         VARIABLE CHARGE      VARIABLE CHARGE
   VALUE OF A      CREATION       REDEMPTION              FOR                  FOR
 CREATION UNIT    UNIT SIZE    TRANSACTION FEE        CREATIONS*           REDEMPTIONS*
---------------  -----------  -----------------  --------------------  -------------------
   $9,965,000      100,000         $ 1,200               3.0%                  2.0%


-----------
*    As a percentage of the amount invested.

HOUSEHOLDING. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456.

Financial Highlights


The financial highlights table is intended to help investors understand the Fund's financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund's financial statements, in the Fund's Annual Report (available upon request).

FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                          PERIOD FROM
                                        JAN. 21, 2009/A/
                                               TO
                                         FEB. 28, 2009
                                       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   94.29
                                           ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/b/                       0.21
 Net realized and unrealized loss/c/           (3.16)
                                           ---------
Total from investment operations               (2.95)
                                           ---------
NET ASSET VALUE, END OF PERIOD             $   91.34
                                           =========
TOTAL RETURN                                   (3.17)%/d/
                                           =========
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000s)          $   9,134
 Ratio of expenses to average net               0.35%
  assets/e/
 Ratio of net investment income to              2.13%
  average net assets/e/
 Portfolio turnover rate/f/                       17%


-----------

/a/  Commencement of operations.

/b/  Based on average shares outstanding throughout the period.

/c/ The amount reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.

/d/  Not annualized.

/e/  Annualized for periods of less than one year.

/f/ Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

Index Provider

S&P is the Index Provider for the Underlying Index. S&P is not affiliated with the Trust, BGI, BGFA, State Street, the Distributor or any of their respective affiliates.

S&P provides financial, economic and investment information and analytical services to the financial community. S&P calculates and maintains the S&P Global 1200 IndexTM, which includes the S&P 500(Reg. TM) for the U.S., the S&P Europe 350 IndexTM for Continental Europe and the U.K., the S&P/TOPIX 150 IndexTM for Japan, the S&P Asia 50 IndexTM, the S&P/TSX 60 IndexTM for Canada, the S&P/ASX All Australian 50 IndexTM, and the S&P Latin America 40 IndexTM. Sector indexes in the S&P Global 1200 IndexTM include the S&P Global Energy Sector IndexTM, the S&P Global Financials Sector IndexTM, the S&P Global Healthcare Sector IndexTM, the S&P Global Information Technology Sector IndexTM, and the S&P Global Telecommunications Sector IndexTM. S&P also publishes the S&P MidCap 400 IndexTM, S&P SmallCap 600 IndexTM, S&P Composite 1500(Reg. TM) and S&P REIT Composite IndexTM for the U.S. S&P calculates and maintains the S&P/Global BMI Equity IndexTM Series, a set of comprehensive rules-based benchmarks covering developed and emerging countries around the world. Company additions to and deletions from a S&P equity index do not in any way reflect an opinion on the investment merits of the company.

Citigroup Index LLC calculates and maintains the S&P/Citigroup International Treasury Bond IndexTM Ex-US on behalf of S&P.

BGI has entered into a license agreement with the Index Provider to use the Underlying Index. BGI is sub-licensing rights in the Underlying Index to the Trust at no charge.


Disclaimers


THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P OR CITIGROUP OR THEIR AFFILIATES. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE FUND TO TRACK THE PRICE AND YIELD PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF UNDERLYING INDEX TO TRACK GENERAL BOND MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO THE TRUST, BGI OR BGFA IS THE LICENSING OF CERTAIN TRADEMARKS, TRADE NAMES AND SERVICE MARKS OF S&P AND OF THE S&P INDEXES WHICH ARE DETERMINED, COMPOSED, AND CALCULATED BY S&P WITHOUT REGARD TO THE TRUST, BGI OR BGFA. CITIGROUP'S ONLY RELATIONSHIP TO THE TRUST, BGI, OR BGFA IS THE LICENSING OF CERTAIN INFORMATION, DATA, TRADEMARKS AND TRADE NAMES OF CITIGROUP AND OF THE UNDERLYING INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY CITIGROUP WITHOUT REGARD TO THE TRUST, BGI OR BGFA. S&P AND CITIGROUP HAVE NO OBLIGATION TO TAKE THE NEEDS OF BGI OR THE OWNERS OR PROSPECTIVE OWNERS OF THE FUND INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE UNDERLYING INDEX. NEITHER S&P NOR CITIGROUP IS RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE SHARES TO BE ISSUED BY THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES TO BE ISSUED BY THE FUND OR IN THE

DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES TO BE ISSUED BY THE FUND ARE TO BE CONVERTED INTO CASH. S&P AND CITIGROUP AND THEIR AFFILIATES HAVE NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE
ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

NEITHER S&P, NOR CITIGROUP, NOR ANY OF THEIR AFFILIATES GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, CITIGROUP AND THEIR AFFILIATES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. NEITHER S&P NOR CITIGROUP NOR THEIR AFFILIATES MAKE ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P OR CITIGROUP MARKS, THE S&P INDEXES, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN, OR AS TO RESULTS TO BE OBTAINED BY THEIR LICENSEES, SUBLICENSEES OR OWNERS OF SHARES OF THE FUND. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS THIRD PARTY LICENSOR CITIGROUP, OR THEIR AFFILIATES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE. IN NO EVENT WHATSOEVER SHALL S&P'S THIRD PARTY LICENSOR CITIGROUP, OR ANY OF ITS AFFILIATES, BE LIABLE FOR ANY DAMAGES HEREUNDER, EVEN IF CITIGROUP OR ANY SUCH AFFILIATE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

SHARES OF THE FUND ARE NOT SPONSORED, ENDORSED OR PROMOTED BY NASDAQ. NASDAQ MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF THE SHARES OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ABILITY OF THE FUND TO TRACK THE TOTAL RETURN PERFORMANCE OF THE UNDERLYING INDEX OR THE ABILITY OF THE UNDERLYING INDEX TO TRACK STOCK MARKET PERFORMANCE. NASDAQ IS NOT RESPONSIBLE FOR, NOR HAS IT PARTICIPATED IN, THE DETERMINATION OF THE COMPILATION OR THE CALCULATION OF THE UNDERLYING INDEX, NOR IN THE DETERMINATION OF THE TIMING OF, PRICES OF, OR QUANTITIES OF SHARES OF THE FUND TO BE ISSUED, NOR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THE SHARES ARE REDEEMABLE. NASDAQ HAS NO OBLIGATION OR LIABILITY TO OWNERS OF THE SHARES OF THE FUND IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE SHARES OF THE FUND.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE TRUST ON BEHALF OF THE FUND AS LICENSEE, LICENSEE'S CUSTOMERS AND COUNTERPARTIES, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE SUBJECT INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED AS DESCRIBED HEREIN OR FOR ANY OTHER USE. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY

DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BGFA DOES NOT GUARANTEE THE ACCURACY OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND BGFA SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN.

BGFA MAKES NO WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF SHARES OF THE FUND OR TO ANY OTHER PERSON OR ENTITY, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. BGFA MAKES NO EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BGFA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Supplemental Information

I. Premium/Discount Information
Premiums or discounts are the differences between the daily market price on secondary markets for shares of the Fund and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns ("Market Price") of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Information for the Fund is not presented as the Fund commenced operations on January 21, 2009 and did not have a full calendar quarter of information as of March 31, 2009.

II. TOTAL RETURN INFORMATION

The table that follows presents information about the total return of the Fund's Underlying Index and the total return of the Fund. The information presented for the Fund is as of its fiscal year ended February 28, 2009.

"Cumulative Total Returns" represent the total change in value of an investment over the period indicated.

The Fund's per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future results.

                      PERFORMANCE AS OF FEBRUARY 28, 2009




         CUMULATIVE TOTAL RETURNS
-------------------------------------------
           INCEPTION TO 2/28/09*
-------------------------------------------
           NAV             MARKET    INDEX
------------------------ --------- --------
         (3.17)%           (2.37)%  (3.12)%



-----------
* Total returns for the period since inception are calculated from the inception date of the Fund (01/21/09). The first day of secondary market trading in shares of the Fund was 01/23/09.

[GRAPHIC APPEARS HERE]


                             FOR MORE INFORMATION:

                                WWW.iSHARES.COM
                         1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund's investments is available in the Fund's Annual and Semi-Annual reports to shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:



Call:          1-800-iShares
(toll free)    1-800-474-2737
               Monday through Friday
               8:30 a.m. to 6:30 p.m. (Eastern Time)
E-mail:        iSharesETFs@barclaysglobal.com
Write:         c/o SEI Investments Distribution Co.
               One Freedom Valley Drive
               Oaks, PA 19456



Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.


BGI-F-IGOV-0709



                   Investment Company Act File No.: 811-09729

[GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE]




[GRAPHIC APPEARS HERE]

ISHARES(Reg. TM) TRUST

Statement of Additional Information

Dated July 1, 2009


This combined Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses (the "Prospectuses") for the following funds of iShares Trust (the "Trust"), as such Prospectuses may be revised or supplemented from time to time:
iShares JPMorgan USD Emerging Markets Bond Fund

iShares Barclays 1-3 Year Credit Bond Fund iShares Barclays 1-3 Year Treasury Bond Fund iShares Barclays 3-7 Year Treasury Bond Fund iShares Barclays 7-10 Year Treasury Bond Fund iShares Barclays 10-20 Year Treasury Bond Fund iShares Barclays 20+ Year Treasury Bond Fund iShares Barclays Agency Bond Fund iShares Barclays Aggregate Bond Fund iShares Barclays Credit Bond Fund iShares Barclays Government/Credit Bond Fund iShares Barclays Intermediate Credit Bond Fund iShares Barclays Intermediate Government/Credit Bond Fund iShares Barclays MBS Bond Fund iShares Barclays Short Treasury Bond Fund iShares Barclays TIPS Bond Fund

iShares iBoxx $ High Yield Corporate Bond Fund iShares iBoxx $ Investment Grade Corporate Bond Fund iShares S&P California Municipal Bond Fund iShares S&P National Municipal Bond Fund iShares S&P New York Municipal Bond Fund

iShares S&P Short Term National Municipal Bond Fund iShares S&P/Citigroup International Treasury Bond Fund iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund

The current Prospectuses for the various iShares funds included in this SAI are dated July 1, 2009. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus for each Fund, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above-listed Funds are incorporated by reference into and deemed to be a part of this SAI. A copy of the Prospectus and Annual Report may be obtained without charge by writing to the Trust's distributor, SEI Investments Distribution Co. (the "Distributor"), at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.


iShares(Reg. TM) is a registered trademark of Barclays Global Investors, N.A ("BGI").

                               TABLE OF CONTENTS


                                                              PAGE
                                                             -----
General Description of the Trust and its Funds                  1
Exchange Listing and Trading                                    2
Investment Strategies and Risks                                 2
   Diversification Status                                       5
   Asset-Backed and Commercial Mortgage-Backed Securities       6
   Bonds                                                        6
   Brady Bonds                                                  6
   Corporate Bonds                                              7
   Emerging Markets Securities                                  7
   Futures and Options                                          8
   Options on Futures Contracts                                 8
   High Yield Securities                                        9
   Illiquid Securities                                          9
   Inflation-Protected Obligations                             10
   Investment Companies                                        10
   Lending Portfolio Securities                                10
   Mortgage Pass-Through Securities                            10
   Municipal Securities                                        11
   Tax Risks Associated with Municipal Securities              12
   Municipal Insurance                                         12
   Municipal Market Disruption Risk                            13
   Non-U.S. Securities                                         13
   Privately Issued Securities                                 13
   Ratings                                                     13
   Repurchase Agreements                                       13
   Reverse Repurchase Agreements                               14
   Risks of Derivatives                                        14
   Risks of Futures and Options Transactions                   14
   Risks of Investing in Non-U.S. Debt Securities              15
   Short-Term Instruments and Temporary Investments            15
   Sovereign Obligations                                       15
   Swap Agreements                                             15
   U.S. Government Obligations                                 16
   U.S.-Registered Securities of Non-U.S. Issuers              16
   Future Developments                                         16
   General Considerations and Risks                            16

                                                                                             PAGE
                                                                                            -----
   Special Considerations Regarding Investments in California Municipal Securities            16
   Special Considerations Regarding Investments in New York Municipal Obligations             28
Proxy Voting Policy                                                                           47
Portfolio Holdings Information                                                                48
Construction and Maintenance Standards for the Underlying Indexes                             49
Barclays Capital Indexes                                                                      49
   Barclays Capital U.S. 1-3 Year Credit Bond Index                                           49
   Barclays Capital U.S. 1-3 Year Treasury Bond Index                                         50
   Barclays Capital U.S. 3-7 Year Treasury Bond Index                                         50
   Barclays Capital U.S. 7-10 Year Treasury Bond Index                                        50
   Barclays Capital U.S. 10-20 Year Treasury Bond Index                                       50
   Barclays Capital U.S. 20+ Year Treasury Bond Index                                         51
   Barclays Capital U.S. Credit Bond Index                                                    51
   Barclays Capital U.S. Intermediate Credit Bond Index                                       51
   Barclays Capital U.S. Government/Credit Bond Index                                         51
   Barclays Capital U.S. Intermediate Government/Credit Bond Index                            52
   Barclays Capital U.S. MBS Index                                                            52
   Barclays Capital U.S. Short Treasury Bond Index                                            52
   Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)      52
   Barclays Capital U.S. Aggregate Bond Index                                                 53
   Barclays Capital U.S. Agency Bond Index                                                    53
iBoxx Indexes                                                                                 54
   iBoxx(Reg. TM) $ Liquid High Yield Index                                                   54
   iBoxx(Reg. TM) $ Liquid Investment Grade Index                                             54
S&P Indexes                                                                                   55
   S&P California Municipal Bond Index                                                        55
   S&P National Municipal Bond Index                                                          56
   S&P New York Municipal Bond Index                                                          57
   S&P National 0-5 Year Municipal Bond Index                                                 58
S&P/Citigroup Indexes                                                                         59
   S&P/Citigroup International Treasury Bond Index Ex-US 1-3 Year                             59
   S&P/Citigroup International Treasury Bond Index Ex-US                                      59
JPMorgan Index                                                                                60
   JPMorgan EMBI Global Core Index                                                            60
Investment Limitations                                                                        62

                                                                                             PAGE
                                                                                            -----
Continuous Offering                                                                           64
Management                                                                                    65
   Trustees and Officers                                                                      65
   Committees of the Board of Trustees                                                        70
   Remuneration of Trustees                                                                   71
   Control Persons and Principal Holders of Securities                                        71
Investment Advisory, Administrative and Distribution Services                                 82
   Investment Adviser                                                                         82
   Portfolio Managers                                                                         84
   Codes of Ethics                                                                            91
   Administrator, Custodian and Transfer Agent                                                91
   Distributor                                                                                92
Brokerage Transactions                                                                        95
Additional Information Concerning the Trust                                                   97
   Shares                                                                                     97
   Termination of the Trust or a Fund                                                         97
   DTC as Securities Depository for Shares of the Funds                                       98
Creation and Redemption of Creation Units                                                     98
   General                                                                                    98
   Fund Deposit                                                                               99
   Procedures for Creation of Creation Units                                                 100
   Placement of Creation Orders for the Funds (not including the iShares JPMorgan USD        101
   Emerging Markets Bond Fund, the iShares S&P/Citigroup International Treasury Bond Fund
   and the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund)
   Placement of Creation Orders for the iShares JPMorgan USD Emerging Markets Bond Fund,     102
   the iShares S&P/Citigroup International Treasury Bond Fund and the iShares S&P/
   Citigroup1-3 Year International Treasury Bond Fund
   Acceptance of Orders for Creation Units                                                   102
   Creation Transaction Fee                                                                  102
   Redemption of Shares in Creation Units                                                    103
   Redemption Transaction Fee                                                                104
   Placement of Redemption Orders for the Funds (not including the iShares JPMorgan USD      105
   Emerging Markets Bond Fund, the iShares S&P/Citigroup International Treasury Bond Fund
   and the iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund)
   Placement of Redemption Orders for the iShares JPMorgan USD Emerging Markets Bond         106
   Fund, the iShares S&P/Citigroup International Treasury Bond Fund and the iShares S&P/
   Citigroup 1-3 Year International Treasury Bond Fund
   Regular Holidays                                                                          107
   Redemptions                                                                               114

                                                     PAGE
                                                    -----
Taxes                                                116
   Regulated Investment Company Qualification        116
   Taxation of RICs                                  117
   Excise Tax                                        117
   Taxation of U.S. Shareholders                     117
   Sales of Shares                                   118
   Back-Up Withholding                               118
   Sections 351 and 362                              118
   Tax-Exempt Interest Income                        119
   Taxation of Certain Derivatives                   120
   Market Discount                                   120
   Foreign Investments                               121
   Original Issue Discount                           121
   Taxation of Non-U.S. Shareholders                 121
   Reporting                                         122
   Net Capital Loss Carryforwards                    122
Financial Statements                                 124
Miscellaneous Information                            124
   Counsel                                           124
   Independent Registered Public Accounting Firm     124
   Shareholder Communications to the Board           124
Appendix A                                           A-1

General Description of the Trust and its Funds

The Trust currently consists of more than 145 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The offering of the Trust's shares is registered under the Securities Act of 1933, as amended (the "1933 Act"). This SAI relates to the following funds (each, a "Fund" and collectively, the "Funds"):


      o  iShares JPMorgan USD Emerging Markets Bond Fund


      o  iShares Barclays 1-3 Year Credit Bond Fund

      o  iShares Barclays 1-3 Year Treasury Bond Fund

      o  iShares Barclays 3-7 Year Treasury Bond Fund

      o  iShares Barclays 7-10 Year Treasury Bond Fund

      o  iShares Barclays 10-20 Year Treasury Bond Fund

      o  iShares Barclays 20+ Year Treasury Bond Fund

      o  iShares Barclays Agency Bond Fund

      o  iShares Barclays Aggregate Bond Fund

      o  iShares Barclays Credit Bond Fund

      o  iShares Barclays Government/Credit Bond Fund

      o  iShares Barclays Intermediate Credit Bond Fund

      o  iShares Barclays Intermediate Government/Credit Bond Fund

      o  iShares Barclays MBS Bond Fund

      o  iShares Barclays Short Treasury Bond Fund

      o  iShares Barclays TIPS Bond Fund


      o  iShares iBoxx $ High Yield Corporate Bond Fund

      o  iShares iBoxx $ Investment Grade Corporate Bond Fund

      o  iShares S&P California Municipal Bond Fund

      o  iShares S&P National Municipal Bond Fund

      o  iShares S&P New York Municipal Bond Fund


      o  iShares S&P Short Term National Municipal Bond Fund

      o  iShares S&P/Citigroup International Treasury Bond Fund

      o  iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund


The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an "Underlying Index") representing a segment of the U.S. bond market. Each Fund is managed by Barclays Global Fund Advisors ("BGFA" or the "Investment Adviser"), a subsidiary of BGI.


Each Fund offers and issues shares at their net asset value per share ("NAV") only in aggregations of a specified number of shares ("Creation Unit"), generally in exchange for a basket of securities included in its Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The shares described in the applicable Prospectus and in this SAI are listed and trade on national securities exchanges such as The Nasdaq Stock Market, LLC ("NASDAQ") or the NYSE Arca, Inc. ("NYSE Arca") (each, a "Listing Exchange"). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 or multiples thereof.

The Trust reserves the right to offer a "cash" option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110%, which BGFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.


Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund's Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.


Shares of each Fund are listed for trading and trade throughout the day on the applicable Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available,
(iii) the "indicative optimized portfolio value" ("IOPV") of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.


As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.


An IOPV has a fixed-income securities component and a cash component. The fixed-income securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund's IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund's NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.


The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

Investment Strategies and Risks

Each Fund seeks to achieve its objective by investing primarily in both fixed-income securities that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund's portfolio will ordinarily not result in the elimination of the security from a Fund's portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BGFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as yield, credit rating, maturity and duration) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.


The iShares JPMorgan USD Emerging Markets Bond Fund generally invests at least 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in its Underlying Index (such as reconstitutions, additions and deletions).


Each of the iShares Barclays 1-3 Year Treasury Bond Fund, iShares Barclays 3-7 Year Treasury Bond Fund, iShares Barclays 7-10 Year Treasury Bond Fund, iShares Barclays 10-20 Year Treasury Bond Fund, iShares Barclays 20+ Year Treasury Bond Fund and the iShares Barclays Short Treasury Bond Fund (the "Treasury Funds") generally invests at least 90% of its assets in bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. Each Treasury Fund may also invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Treasury Fund track its Underlying Index. For example, a Treasury Fund may invest in bonds not included in its Underlying Index in order to reflect changes in the relevant Underlying Index (such as reconstitutions, additions and deletions). Each Treasury Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

Each of the iShares Barclays 1-3 Year Credit Bond Fund, iShares Barclays Intermediate Credit Bond Fund and iShares Barclays Credit Bond Fund (the "Credit Bond Funds") and the iShares Barclays Intermediate Government/Credit Bond Fund and iShares Barclays Government/Credit Bond Fund (the "Government/Credit Bond Funds") generally invests at least 90% of its assets in the bonds of its Underlying Index. Each Credit Bond Fund and Government/Credit Bond Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, a Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its Underlying Index (such as reconstitutions, additions and deletions). Each Fund also may invest its other assets in futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA.

The iShares Barclays TIPS Bond Fund generally invests at least 90% of its assets in the inflation-protected bonds of its Underlying Index and at least 95% of its assets in U.S. government bonds. The Fund may invest up to 10% of its assets in U.S. government bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect changes in its relevant Underlying Index (such as reconstitutions, additions and deletions). The Fund also may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

The iShares Barclays Agency Bond Fund generally seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions).

The iShares Barclays Aggregate Bond Fund generally seeks to track the performance of its Underlying Index by investing approximately 90% of its assets in the bonds represented in its Underlying Index and in securities that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in cash and high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. For example, the Fund may invest in securities not included in the Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions). A substantial portion of the bonds represented in its Underlying Index are U.S. fixed-rate agency mortgage pass-through securities. U.S. fixed-rate agency mortgage pass-through securities are securities issued by entities such as the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA" or "Fannie Mae") that are backed by pools of mortgages. Most transactions in fixed-rate mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in high-quality, liquid short-term instruments, including shares of money market funds advised by BGFA. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.


The iShares Barclays MBS Bond Fund seeks to track the performance of its Underlying Index by investing at least 90% of its assets in the securities of its Underlying Index and in investments that provide substantially similar exposure to securities in the Underlying Index. The Fund may invest the remainder of its assets in bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index, as well as in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA. As of May 31, 2009, approximately 100% of the bonds represented in the Underlying Index were U.S. agency mortgage pass-through securities issued by entities such as the GNMA, the FNMA, and the Federal Home Loan Mortgage Corporation ("FHLMC or "Freddie Mac"). The Underlying Index is represented by approximately 91% fixed-rate mortgages and 9% hybrid adjustable rate mortgages ("ARMs"). Most transactions in mortgage pass-through securities occur through standardized contracts for future delivery in which the exact mortgage pools to be delivered are not specified until a few days prior to settlement. The Fund expects to enter into such contracts on a regular basis. The Fund, pending settlement of such contracts, will invest its assets in liquid, short-term instruments for fixed-rate pass-through securities, including shares of money market funds advised by BGFA or its affiliates. The Fund will assume its PRO RATA share of the fees and expenses of any money market fund that it may invest in, in addition to the Fund's own fees and expenses.

The iShares iBoxx $ High Yield Corporate Bond Fund generally invests 90% of its assets in the securities of its Underlying Index. However, the Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, as well as in high yield corporate bonds not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in high yield corporate bonds not included in its Underlying Index in order to reflect prospective changes in the Underlying Index (such as future corporate actions and index reconstitutions, additions and deletions).

The iShares iBoxx $ Investment Grade Corporate Bond Fund generally invests at least 90% of its assets in the securities of its Underlying Index and at least 95% of its assets in investment grade corporate bonds. However, the Fund may at times invest up to 20% of its assets in bonds not included in its relevant Underlying Index but which BGFA believes will help the Fund track its Underlying Index and which are either: (i) included in the broader index upon which the Underlying Index is based (I.E., the Markit iBoxx USD Index); or (ii) new issues which BGFA believes are entering or about to enter the Underlying Index or the Markit iBoxx USD Index. The Fund may invest up to 5% of its assets in repurchase agreements collateralized by U.S. government obligations and in cash and cash equivalents, including shares of money market funds advised by BGFA.

Each of the iShares S&P California Municipal Bond Fund, iShares S&P National Municipal Bond Fund, and iShares S&P New York Municipal Bond Fund (the "Municipal Bond Funds") generally invests at least 80% of its assets in the securities of its Underlying Index and will generally invest 90% of its assets in the securities of its Underlying Index and in securities that provide substantially similar exposure to the securities in its Underlying Index. Each Municipal Bond Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents (including money market funds, whether or not affiliated with BGFA), as well as in municipal bonds not included in its Underlying Index, but which BGFA believes will help each Municipal Bond Fund track its Underlying Index. For example, each Municipal Bond Fund may invest in municipal bonds not included in its Underlying Index in order to reflect prospective changes in its Underlying Index (such as index reconstitutions, additions and deletions). Each of the iShares S&P California Municipal Bond Fund and iShares S&P New York Municipal Bond Fund will generally hold municipal bond securities issued by its respective State and local municipalities whose interest is exempt from federal and State income tax and the federal alternative minimum tax ("AMT"). The iShares S&P National Municipal Bond Fund will generally hold municipal bond securities issued by state and local municipalities whose interest is exempt from federal income tax and the federal AMT. In addition, each Municipal Bond Fund intends to invest any cash assets in one or more non-affiliated third party tax free money market funds.


The iShares S&P Short Term National Municipal Bond Fund generally invests at least 80% of its assets in securities of its Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which

BGFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BGFA.

Each of the iShares S&P/Citigroup International Treasury Bond Fund and iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund (the "International Treasury Funds") generally invests at least 80% of its assets in the securities of its Underlying Index or in depositary receipts representing securities of its Underlying Index. However, each Fund may at times invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds advised by BGFA, not included in its Underlying Index, but which BGFA believes will help the Fund track its Underlying Index. For example, the Fund may invest in bonds not included in its Underlying Index in order to reflect various corporate actions (such as mergers) and other changes in the Underlying Index (such as reconstitutions, additions and deletions).

DIVERSIFICATION STATUS. The following table sets forth the diversification status of each Fund:



DIVERSIFIED FUNDS                              NON-DIVERSIFIED FUNDS
---------------------------------------------  ---------------------------------------------------------------
iShares Barclays 1-3 Year Treasury Bond Fund   iShares JPMorgan USD Emerging Markets Bond Fund
iShares Barclays 7-10 Year Treasury Bond Fund  iShares Barclays 1-3 Year Credit Bond Fund
iShares Barclays 20+ Year Treasury Bond Fund   iShares Barclays 3-7 Year Treasury Bond Fund
iShares Barclays TIPS Bond Fund                iShares Barclays 10-20 Year Treasury Bond Fund
iShares Barclays Aggregate Bond Fund           iShares Barclays Agency Bond Fund
                                               iShares Barclays Credit Bond Fund
                                               iShares Barclays Government/Credit Bond Fund
                                               iShares Barclays Intermediate Credit Bond Fund
                                               iShares Barclays Intermediate Government/Credit Bond Fund
                                               iShares Barclays MBS Bond Fund
                                               iShares Barclays Short Treasury Bond Fund
                                               iShares iBoxx $ High Yield Corporate Bond Fund
                                               iShares iBoxx $ Investment Grade Corporate Bond Fund
                                               iShares S&P California Municipal Bond Fund
                                               iShares S&P National Municipal Bond Fund
                                               iShares S&P New York Municipal Bond Fund
                                               iShares S&P Short Term National Municipal Bond Fund
                                               iShares S&P/Citigroup International Treasury Bond Fund
                                               iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund



With respect to 75% of its total assets, a "diversified" fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund's total assets may be invested in any manner.

A "non-diversified" fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund's investment portfolio. This may adversely affect the fund's performance or subject the fund's shares to greater price volatility than that experienced by more diversified investment companies.


Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company ("RIC") for purposes of the U.S. Internal Revenue Code of 1986, as amended (the "IRC") and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.


ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES. The iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund may invest in asset-backed and commercial mortgaged-backed securities (though the Funds currently do not intend to do so). Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, "passed through" to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed or commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

Beginning in the second half of 2007, through 2008 and continuing into 2009, the market for asset-backed and mortgage-backed securities experienced substantially, often dramatically, lower valuations and reduced liquidity. These instruments continue to be subject to liquidity constraints, price volatility, credit downgrades and increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously.

BONDS.   Each Fund, other than the International Treasury Funds, invests a substantial portion of its assets in U.S. dollar-denominated bonds. A bond is an interest-bearing security issued by a company, governmental unit or a non-U.S. entity. The International Treasury Funds invest a substantial portion of their assets in non-U.S. dollar-denominated bonds. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case a fund may have to reinvest the proceeds at lower market rates. Similarly, a fund may have to reinvest interest income or payments received when bonds mature, sometimes at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. When an investor purchases a fixed-rate bond at a price that is greater than its face value, the investor is purchasing the bond at a premium. Conversely, when an investor purchases a fixed-rate bond at a price that is less than its face value, the investor is purchasing the bond at a discount. Fixed-rate bonds that are purchased at a discount pay less current income than securities with comparable yields that are purchased at face value, with the result that prices for such fixed-rate securities can be more volatile than prices for such securities that are purchased at face value. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

BRADY BONDS.   Certain of the Funds may invest in Brady Bonds. Brady bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative and subject to the same risks as emerging market securities. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in OTC secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be either fixed-rate or floating-rate bonds, are generally collateralized by U.S. Treasury securities.

CORPORATE BONDS. Each Fund (other than the Treasury Funds and Municipal Bond Funds) may invest in investment-grade corporate bonds. The investment return of corporate bonds reflects interest earned on the security and changes in the market value of the security. The market value of a corporate bond may be affected by changes in the market rate of interest, the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.


EMERGING MARKETS SECURITIES. The iShares JPMorgan USD Emerging Markets Bond Fund invests a substantial portion of its assets in securities of issuers domiciled in emerging market countries. Investments in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer's ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends;
(vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure and differences in accounting standards may make it difficult to ascertain the financial health of an issuer.

Emerging market securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Although some emerging markets have become more established and tend to issue securities of higher credit quality, the markets for securities in other emerging countries are in the earliest stages of their development, and these countries issue securities across the credit spectrum. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund's ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Sudden changes in governments may result in policies which are less favorable to investors such as policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund's investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals.

Many developing countries lack the social, political, and economic stability characteristic of the U.S. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation; and (v) imposition of trade barriers.

The Fund's income and, in some cases, capital gains from foreign securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.


In the past, governments within the emerging markets have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs which cause huge budget deficits. Often, interest payments have become too overwhelming for the government to meet, representing a large percentage of total Gross Domestic Product ("GDP"). These foreign obligations have become the subject of political debate and served as fuel for political parties of the opposition, which pressure the government not to make payments to foreign creditors, but instead to use these funds for social programs. Either due to an inability to pay or submission to political pressure, foreign governments have been forced to seek a restructuring of their loan and/or bond obligations, have declared a temporary suspension of interest payments or have defaulted. These events have adversely affected the values of securities issued by foreign governments and corporations domiciled in those countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well.

FUTURES AND OPTIONS. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Each Fund may enter into futures contracts to purchase securities indexes when BGFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.


A call option gives a holder the right to purchase a specific security at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the "writer" a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to "cash-settle," each Fund maintains liquid assets in an amount at least equal to each Fund's daily marked-to-market obligation (I.E., each Fund's daily net liability, if any), rather than the contracts' notional value (I.E., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts' full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.


OPTIONS ON FUTURES CONTRACTS.   Each Fund  may invest in options on futures
contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as "initial margin," which is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

HIGH YIELD SECURITIES.   Each of the iShares JPMorgan USD Emerging Markets Bond
Fund and iShares iBoxx $ High Yield Corporate Bond Fund invests a large percentage of its assets in high yield debt securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy issuers or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include:
(i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and
(iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of each Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by each Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which each Fund could sell a high yield security, and could adversely affect the daily net asset value per share of each Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.

The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.


ILLIQUID SECURITIES.   Each Fund  may invest up to an aggregate amount of 15%
of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

INFLATION-PROTECTED OBLIGATIONS. The iShares Barclays TIPS Bond Fund invests almost exclusively in inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS." TIPS are a type of U.S. government obligation issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation - a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.


INVESTMENT COMPANIES.   Each Fund may invest in the securities of other
investment companies (including money market funds) to the extent allowed by law. Under the 1940 Act, a Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by BGFA or otherwise affiliated with BGFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BGFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund's total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.


With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those advised by BGFA; such reinvestments are subject to investment risk.


Securities lending involves exposure to certain risks, including operational risk (I.E., the risk of losses resulting from problems in the settlement and accounting process), "gap" risk (I.E., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.


Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust's Board of Trustees (the "Board" or the "Trustees"). To the extent that the Funds engage in securities lending, BGI acts as securities lending agent for the Funds subject to the overall supervision of BGFA. BGI receives a portion of the revenues generated by securities lending activities as compensation for its services.

MORTGAGE PASS-THROUGH SECURITIES. A significant portion of the Barclays Capital U.S. Aggregate Bond Index and the entire Barclays Capital U.S. MBS Index represent the U.S. agency mortgage pass-through segment of the U.S. investment grade bond market. Therefore, a substantial portion of each of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund is invested to seek exposure to a representative sample of U.S. agency mortgage pass-through securities included in such indexes. The term "U.S. agency mortgage pass-through security" refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises, such as the GNMA, FNMA or FHLMC. In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a "pool" consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a PRO RATA share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. The portion of the Barclays Capital U.S. Aggregate Bond Index and Barclays Capital U.S. MBS Index representing the mortgage pass-through segment of the U.S. investment grade bond market is comprised of multiple pools of fixed-rate and hybrid ARMs mortgage pass-through securities. A hybrid ARM is a mortgage in which the homeowner pays a fixed interest rate for a fixed period of time (typically 3, 5, 7, or 10 years) and a floating rate after that period, combining the features of fixed-rate and adjustable-rate mortgage securities.


An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows, value and yield of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.


For these and other reasons, the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund seek to obtain exposure to the fixed-rate portion of the U.S. agency mortgage pass-through securities, which represent a significant portion of their respective Underlying Indexes, primarily through the use of "to-be-announced" or "TBA transactions." "TBA" refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Most transactions in fixed-rate mortgage pass-through securities occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and "roll over" such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a "TBA roll." In a "TBA roll," each Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, each Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Default by or bankruptcy of a counterparty to a TBA transaction would expose the Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, each Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and BGFA will monitor the creditworthiness of such counterparties. Each Fund's use of "TBA rolls" may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described in this SAI.

The iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements or other high-quality, liquid short-term instruments, including money market funds advised by BGFA. The Funds will each assume its pro rata share of fees and expenses of any money market fund that it may invest in, in addition to each Fund's own fees and expenses.

MUNICIPAL SECURITIES. Certain of the Funds invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former U.S. federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).

The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.


Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request - usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.


Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

 Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, such as passing of a referendum, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.

In response to the current national economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. Also, as a result of the downturn, many state and local governments are experiencing significant reductions in revenues and are consequently experiencing difficulties meeting ongoing expenses. Certain of these state or local governments may have difficultly paying principal or interest on their outstanding debt and may experience ratings downgrades of their debt.

TAX RISKS ASSOCIATED WITH MUNICIPAL SECURITIES. As with any investment, you should consider how your investment in shares of each Municipal Bond Fund will be taxed. The tax information in the relevant Prospectus and in this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of each Municipal Bond Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when each Municipal Bond Fund makes distributions or you sell each Municipal Bond Fund shares.

MUNICIPAL INSURANCE. A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in each of the Municipal Bond Funds' share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent, or (iii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or if the market discounts the value of the insurance provided by the insurer, the value of the municipal security would be more, if not entirely, dependent on the rating of the municipal security independent of insurance

MUNICIPAL MARKET DISRUPTION RISK. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a Municipal Bond Fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Municipal Bond Fund.


NON-U.S. SECURITIES.   Certain of the Funds invest in certain obligations or
securities of non-U.S. issuers. An issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.


PRIVATELY ISSUED SECURITIES. The iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the iShares iBoxx $ High Yield Corporate Bond Fund and Credit Bond Funds.


RATINGS. An investment-grade rating means the security or issuer is rated investment-grade by Moody's(Reg. TM) Investors Service ("Moody's"), Standard & Poor's(Reg. TM) Financial Services LLC, a subsidiary of The McGraw-Hill Companies ("S&P(Reg. TM)"), Fitch Inc. ("Fitch"), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by BGFA. Bonds rated Baa by Moody's or BBB by S&P and Fitch or above are considered "investment-grade" securities; bonds rated Baa are considered medium-grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

Subsequent to purchase by the Fund, a rated security may cease to be rated or its rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P are below investment-grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities ("lower-rated securities") are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Lower-rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. Please see Appendix A of this SAI for a description of each rating category of Moody's, S&P and Fitch.


REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with certain counterparties. Repurchase agreements involve an agreement to purchase financial instruments and to resell those instruments back to the same counterparty at an agreed-upon date and price, which price reflects a rate of interest unrelated to a coupon rate or maturity of the purchased instruments. The value of the instruments purchased may be more or less than the price at which the counterparty has agreed to repurchase them. As protection against the risk that the counterparty will not fulfill its obligation, the instruments are marked-to-market daily and are maintained at a value at least equal to the sale price plus the accrued incremental amount. Delays or losses could result if the counterparty to the repurchase agreement defaults or becomes insolvent. The Funds will engage in repurchase agreements only with counterparties whose creditworthiness has been reviewed and found satisfactory by BGFA.

REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BGFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund's assets. The Fund's exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.


RISKS OF DERIVATIVES. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. Each Fund may invest in exchange traded futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.


RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are several risks accompanying the utilization of futures contracts and options on futures contracts. A position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the bond index future and the movement in the relevant Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (E.G., selling uncovered bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of bonds in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BGFA as to anticipated trends, which predictions could prove to be incorrect.


Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

RISKS OF INVESTING IN NON-U.S. DEBT SECURITIES. Certain of the Funds invest in non-U.S. debt securities. An investment in these Funds involves risks similar to those of investing in a broad-based portfolio of debt securities traded on foreign exchanges and over-the-counter in the respective countries covered by the Funds. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in bond prices. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BGFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, "Prime-1" by Moody's, "F-1" by Fitch or "A-1" by S&P, or if unrated, of comparable quality as determined by BGFA; (v) non-convertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and
(vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.


SOVEREIGN OBLIGATIONS.   Certain of the Funds may invest in sovereign
obligations. An investment in sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign debt includes investments in securities issued or guaranteed by a foreign sovereign government. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt obligations, and the Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.


A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrears on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

SWAP AGREEMENTS. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.


U.S. GOVERNMENT OBLIGATIONS. Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA, FHLMC and Federal Home Loan Bank ("FHLB") notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Fannie Mae and Freddie Mac were recently placed under the conservatorship of the U.S. Federal Housing Finance Agency ("FHFA"). Under this conservatorship, the FHFA will operate and manage the agencies and the U.S. Department of the Treasury has agreed to provide capital as needed (up to $100 billion per agency) to ensure that the agencies continue to provide liquidity to the housing and mortgage markets.

U.S.-REGISTERED SECURITIES OF NON-U.S. ISSUERS. Each Fund (other than the Treasury Funds, Municipal Bond Funds, iShares Barclays Agency Bond Fund and iShares Barclays TIPS Bond Fund) may invest in U.S.-registered, dollar-denominated bonds of foreign governments, agencies and supra-national entities. Investing in U.S.-registered, dollar-denominated, investment grade bonds issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign issuers may be subject to less governmental regulation than U.S. issuers. In addition, the risk that the issuer may fail to meet its obligation on these securities may be affected by fluctuations in foreign currency exchange rates between the issuer's local currency and the U.S. dollar. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of GDP, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


FUTURE DEVELOPMENTS. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund's investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS. A discussion of some of the risks associated with an investment in a Fund is contained in the Fund's Prospectus. An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of bonds in general, and other factors that affect the market.


SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN CALIFORNIA MUNICIPAL SECURITIES

Following is a brief summary of some of the factors that may affect the financial condition of the State of California (the "State") and its political subdivisions. The summary is neither a complete nor a comprehensive description of these factors or an analysis of financial conditions and may not be indicative of the financial condition of issuers of obligations held by a Fund or any particular projects financed with the proceeds of such obligations. Many factors not included in the summary, such as the national economy, social and environmental policies and conditions, and the national and international markets for products produced in the State of California could have an adverse impact on the financial condition of the State of California and its political subdivisions, including issuers of obligations held by a Fund. It is not possible to predict whether and to what extent those factors may affect the financial condition of the State of California and its political subdivisions, including the issuers of obligations held by a Fund.

OVERVIEW

California, as the rest of the nation, is mired in a severe economic recession at the start of the second quarter of 2009. Starting in late 2007 the housing sector in California started to slump, and California has had some of the areas most heavily affected by home foreclosures and drop in housing prices. Job losses across a wide range of economic sectors accelerated during 2008 and appear to be continuing. The state's unemployment rate went from 5.9% at the start of 2008 to over 11% in March 2009.

The poor economy, large losses in stock markets and falling home values on which property taxes are based have all led to a dramatic reduction in tax revenues of all categories at both the state and local levels, as compared to projections made at the start of the 2008-09 fiscal year (July 1, 2008). In November, 2008, the Governor announced that despite the enactment in mid-September, 2008 of a 2008-09 budget which was supposed to be in balance, new projections showed that a budget gap between expected revenues and expenditure obligations if no action was taken, would be in excess of $40 billion for the two fiscal years 2008-09 and 2009-10. The Governor called the Legislature into special session to address the budget problem, but resistance by certain legislators to tax increases led to a stalemate lasting until mid-February, 2009. At that time a budget compromise was finally reached which could obtain 2/3 majority votes in both houses of the Legislature, which was designed to bridge the gap by a combination of expenditure reductions, revenue increases, application of federal economic stimulus moneys and some borrowing. (See below for details on the budget package.) Significant elements of the budget package (including a proposed $5 billion borrowing against future revenues from the State Lottery) will depend on voter action; six fiscal measures will be voted upon at a special statewide election to be held on May 19, 2009.

The sharp drop in revenues at the start of the 2008-09 fiscal year led to a cash shortfall for the State General Fund. The long delay in adopting a budget, combined with severe disruptions in the municipal bond and other capital markets starting in the fall of 2008, prevented the State from selling long-term bonds and limited its ability to sell short-term revenue anticipation notes. As a result, the State stopped using internal funds to finance construction projects which had been approved by the voters for general obligation bonds in December 2008, because funds were no longer available and there were no bond proceeds to repay the internal loans. At the start of February, 2009, the State Controller started to defer making payments of State obligations, including tax refunds, payments to vendors and payments to counties for social service programs. Adoption of the budget package in mid-February has allowed the Controller to catch up on these deferred payments in March, 2009, but the State had to sell $500 million of additional short-term cash flow notes to cover a potential cash shortfall at the beginning of April, 2009. While the State expects it can meet all its cash requirements through June, 2009, it will face very serious cash flow pressures starting in July, 2009 and will have to access external markets and take other cash management steps to be able to pay all its ongoing obligations in the 2009-10 fiscal year. Despite these cash pressures, State officials have emphasized that payments of debt service on State bonds have a very high priority and are expected to be made on time in any circumstances.

In mid-March, 2009 the State's Legislative Analyst reported that it projected that the economy would be weaker and recovery would take longer than had been projected at the time the mid-February budget package was adopted. The Analyst projected that revenues in fiscal 2009-10 would be about $8 billion lower than previous projections, leaving the 2009-10 budget at least $6 billion out of balance (assuming no reserve) without further actions. The Administration will release its updated revenue projections in late May and will present its proposals to close any identified budget gap.

Expenditure reductions and budget pressures in recent years on the State budget have resulted in continuing fiscal pressures on local governments throughout the State. These pressures will be greater now that more reductions in State aid have been adopted as part of the 2009 budget solutions, particularly for schools and social services. Furthermore, local tax revenues, especially property taxes and sales taxes, will be significantly lower than expected. One city, Vallejo, in Solano County, has entered bankruptcy under Chapter 9 of the federal bankruptcy code, and there can be no assurance other cities or counties may not have to follow suit.


ECONOMIC FACTORS


California's economy is the largest among the 50 states and one of the largest 8 in the world. The State's population of about 38.1 million (July 1, 2008 estimate) represents about 12.5% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in the early 1990's due to a serious economic recession. For the decade of the 2000s, growth has returned to between 1 and 1.5% annually since 1997. Typically during periods of economic recession, there is a net outflow of population with the other 49 states, but foreign immigration and births result in an overall populations increase. California's population is perhaps the most diverse in the nation, with no single ethnic group having a majority in the State. The Hispanic population is expected to be the largest ethnic group in the State within 10 years.

Total personal income in the State, at an estimated $1,519 billion in 2007, accounts for about 13% of all personal income in the nation. Total civilian employment was over 17.2 million in 2007 (estimated), the majority of which is in the service, trade and manufacturing sectors. However, the State lost more than 150,000 jobs during 2008.

As stated in "Overview" above, in early 2009 the State's economy is in a severe downturn, marked by job losses, limited credit availability, shrinking investment values, very low level of new home construction, reduced commercial and nonresidential construction, falling home prices in most parts of the State, high rates of foreclosure in certain areas (particularly interior counties and the Central Valley), and a sharp reduction in consumer spending, including a large drop in automobile sales. By early 2009 home sales were higher than year earlier figures, as the large inventory of bank-owned property was being sold at much depressed prices. New home sales were still anemic. Exports held up in the earlier part of 2008, but fell sharply in the last quarter of 2008 as the worldwide economic slowdown affected countries which have been purchasing California goods. The State Department of Finance predicts stagnant or negative economic growth in 2009, with slow growth starting only late in 2009 or in 2010. The State unemployment rate reached 11.2% in March 2009, the highest rate in more than 25 years.


CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS


LIMITATION ON PROPERTY TAXES. Certain California Debt Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.


Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

Article XIIIA prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the voters before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote.


Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such cases.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.


Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.


The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.


"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. The State Department of Finance estimates the State was about $16.9 billion below the limit in 2007-08, and will be about $21.3 billion below its limit in 2008-09.


Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California Debt Obligations or on the ability of the State or local governments to pay debt service on such California Debt Obligations. It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA


Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2009, the State had outstanding approximately $46.0 billion of long-term general obligation bonds and $7.6 billion of lease-purchase debt supported by the State General Fund. The State also had about $10.5 billion of general obligation bonds which were supported by other revenues, including economic recovery bonds payable from a special sales tax. As of January 1, 2009 the State had about $67.7 billion of authorized and unissued General Fund-supported long-term general obligation bonds and $11.5 billion of authorized and unissued lease-purchase debt. In the 2007-08 fiscal year, debt service on General Fund-supported general obligation bonds and lease purchase debt was approximately 4.67% of General Fund revenues. This ratio will grow larger in the next few years both as more debt is issued and as revenues decline. See also "Bond Ratings" below.

In light of the substantial new bond authorizations approved by the voters and the Legislature since 2006 (totaling about $60 billion), issuance of General Fund supported debt, primarily general obligation bonds, is expected to increase substantially in coming years. However, the exact amount which may be issued will depend on market conditions, the rating of State bonds, and other factors. The State did not issue any general obligation or lease-revenue bonds between July, 2008 and February, 2009, pending resolution of budget difficulties, but with adoption of the budget package the State was able to re-enter the bond market in March 2009. The State sold $6.543 billion of tax-exempt general obligation bonds in late March, followed by a sale of $6.855 billion of federally taxable bonds in April. About $5.2 billion of this latter sale constituted "Build America Bonds" under a new program authorized by the federal American Recovery and Reinvestment Act (commonly referred to as the "stimulus bill") by which the federal government will pay the municipal bond issuer a subsidy equal to 35% of its interest expense on taxable bonds. The success of these two bond sales (which ranked as two of the five largest municipal bond issues ever done in the U.S.) allowed the State to lift a freeze on infrastructure construction programs around the State which had been implemented due to the lack of market access during 2008; over 5,000 construction projects statewide were able to resume work.


OBLIGATIONS OF STATE AGENCIES

A number of State agencies and authorities issue obligations secured or payable from specified revenue streams. These obligations are not payable from the State's General Fund and carry different ratings than the State's general obligation bonds. The State's Department of Water Resources has been one of the largest issuers of revenue bonds in recent years, with over $13 billion of outstanding bonds secured by power and water users. The California Housing Finance Agency has issued over $7 billion of bonds secured by mortgage loans made for single family and multi-family housing units. None of these revenue bonds is backed by the State's faith and credit or taxing power.

RECENT FINANCIAL RESULTS


The principal sources of General Fund tax revenues in 2007-08 were the California personal income tax (53 percent of total tax revenues), the sales and use tax (26 percent), and the corporation tax (12 percent). A large portion of personal income tax receipts is typically derived from capital gains realizations and stock option income. These sources are particularly volatile, and with the steep stock market losses in 2008 and continuing, the Department of Finance has projected that this source of revenue will drop to around 5 percent of General Fund revenues in 2008-09 and 2009-10, about one third of their level of several years ago. This is one of the largest components of the expected drop in personal income tax receipts in the current economic slowdown.



The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance.

Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35 percent).


The substantial declines in the stock markets have adversely affected the earnings of State pension funds, and have created unfunded future pension liabilities. The State's annual contributions to the Public Employee's Retirement System have increased from $157 million in the 2000-01 fiscal year to $3.0 billion in the 2008-09 fiscal year. The State will pay about $1.3 billion in the 2008-09 fiscal year for "pay as you go" funding for health benefits for retired State employees, almost double what it paid in 2002-03. Starting in fiscal year 2007-08, accounting rules will require the State to estimate the actuarial cost of this future liability. An actuarial study released in February, 2009 estimates that, absent setting aside funds for future costs, the State's unfunded liability for future health costs, as of June 30, 2008, was about $48.2 billion. The Administration and Legislature have not yet made decisions on how to address these future costs. The State's credit ratings may be affected if the State does not reduce or manage the unfunded liability.


BALANCED BUDGET AMENDMENT

On March 2, 2004, voters approved Proposition 58, a constitutional amendment called the "Balanced Budget Amendment," which will affect future State budgeting procedures. This amendment was linked to Proposition 57, also approved by the voters, which authorized issuance of $15 billion of long-term general obligation bonds, additionally secured by a 1/4 cent increment of the State's sales tax, which can be used to eliminate the accumulated budget deficits through June 30, 2004 and certain additional obligations incurred by the State.


The Balanced Budget Amendment requires the Legislature to enact a budget bill in which General Fund expenditures do not exceed estimated General Fund revenues and available reserves After passage of the budget act, if the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor may declare a fiscal emergency, and propose legislation to address the emergency. The Legislature would be called in to special session to address this proposal. If the Legislature failed to send legislation to the Governor to address the fiscal emergency within 45 days, it would be prohibited from acting on any other bills or adjourning until fiscal legislation is passed.

The Amendment also created a "rainy day" reserve called the Budget Stabilization Account ("BSA") in the State General Fund. Beginning in the 2006-07 fiscal year, a portion of estimated annual General Fund revenues are transferred by the Controller into the Account not later than September 30 of each year. The transfer begins at 1 percent of revenues, and increases annually to reach a level of 3 percent. The initial transfers of $944 million and $2.045 billion took place in September 2006 and September 2007. The transfers would continue until the BSA reaches a balance of the greater of $8 billion or 5 percent of General Fund revenue. Moneys in the BSA may be used to make up for unexpected budget imbalances, but will then have to be replenished with future transfers until the target level is reached. The annual transfer can be suspended by the Governor by an executive order issued not later than June 1 of the preceding fiscal year. The Amendment requires that one half of the BSA deposits, up to an aggregate of $5 billion, shall be transferred to the State Treasurer to provide for early redemption of the economic recovery bonds approved by Proposition 57. A total of $1.495 billion has been transferred to retire economic recovery bonds. Because of the current budget shortfalls, the Governor has announced that the BSA transfer will be suspended for fiscal year 2008-09, and the Governor has transferred the current BSA balance of $1.5 billion to the General Fund to increase 2007-08 revenues.

Aspects of this Amendment would be modified by a new proposed spending limit, which will appear on the statewide special election ballot in May, 2009, which is described further below.


A final provision of the Amendment will prohibit future long-term bond issuances for the purpose of funding budget deficits, once the bonds authorized by Proposition 57 are issued. Short term borrowing for cash flow management will continue to be authorized.

STATE-LOCAL FISCAL RELATIONS


In November, 2004, voters approved Proposition 1A, which made significant changes in the fiscal relationship between the State and local governments. In return for a $2.6 billion contribution to State budgets in the 2004-05 and 2005-06 fiscal years, Proposition 1A prohibits the State from accessing local governments' property tax, sales tax and vehicle license fee revenues except under limited circumstances. Starting in the 2008-09 fiscal year the State can borrow up to 8 percent of local property tax revenues but only if the Governor declares a fiscal hardship and with 2/3 approval of each house of the Legislature. This amount must be repaid within three years, and such borrowing can only be done twice in any ten-year period. Proposition 1A also strengthens requirements for the State to reimburse local governments if it enacts certain kinds of laws which mandate increased local spending. Proposition 1A is intended to produce greater certainty for local governments, but will reduce the State's options for dealing with budget shortfalls in the future.

The single largest portion of the State budget is support for K-12 public schools and community college districts. Proposition 98, an initiative measure adopted originally in 1988, mandates that a set percentage of State general fund revenues be spent for K-14 schools, with the balance of school funding provided by a share of local property taxes. Proposition 98 is extremely complex, and results in significant fiscal problems when, as in current conditions, general fund revenues fall short of the projections on which the original appropriations to schools were made.

2008-09 STATE BUDGET

With the State heading into an economic slowdown (the extent of which was not yet known), the Governor in January 2008 projected a $24 billion budget gap for combined 2007-08 and 2008-09. The Governor took some immediate steps, including applying $1.5 billion from the Budget Stabilization Account (see "Balanced Budget Amendment" above) and issuing $3.3 billion of remaining authorized deficit bonds which had been approved in 2004. In addition, the Legislature adopted some expenditure reductions in a special session in February 2008. The total budget solutions adopted at that time was about $7 billion.

ORIGINAL 2008 BUDGET ACT
------------------------

The 2008 Budget Act (for the 2008-09 fiscal year) was delayed for the longest period in State history, as adoption of the budget requires 2/3 approval in each house of the Legislature and minority Republicans disagreed with the budget plans proposed by the majority and the Governor. The 2008 Budget Act was finally approved in late September, 2008, almost 3 months into the fiscal year. During the period without a budget, many State obligations remained unpaid although all debt service payments were made.

The remaining $17.3 billion budget gap was closed with a combination of elements. Expenditure reductions ($7.9 billion) comprised almost half the total solutions, and the 2008 Budget Act held total General Fund expenditures to almost the same level as the prior year. Another $8.4 billion of the solutions came from a variety of revenue enhancements, including accelerating estimate tax payments by individuals and corporations, changing corporate tax deductions, and making an account adjustment. There were also a number of internal loans and fund transfers to General Fund programs and payment deferrals. There was no external borrowing for budgetary relief.

Because of the budget pressures, the Governor suspended the transfer of moneys to the Budget Stabilization Account for the 2008-09 fiscal year. The Governor also proposed changing the State Lottery law to allow future revenues to be used to secure a bond issue which would assist in a future budget. This action would require voter approval. The final 2008 Budget Act assumed General Fund revenues of $102 billion, expenditures of $103.4 billion and a reserve of $1.7 billion (the remaining funds coming from accumulated surpluses from the prior year).

REVISED 2008 BUDGET ESTIMATES
-----------------------------

Within a short time after the 2008 Budget Act was adopted, receipts from the major tax sources showed significant shortfalls from projections, and the Administration reviewed its estimates. Starting in November, 2008 and updated in late December, the Administration reported that the economic slowdown and its corresponding effect on revenues would result in a severe impact on the State's finances. The major elements of the new estimates were that prior years' resources were reduced by $1.6 billion, and the current year (2008-09) revenues were now projected to be about $12 billion lower, mostly in lower personal income taxes and corporation taxes.

The Governor proposed a combination of expenditure reductions and revenue (mostly tax) increases, and called special sessions of the Legislature three times starting November 5, 2008, in order to address the impending fiscal crisis, which when extended to the 2009-10 fiscal year totaled over $40 billion imbalance between revenues and expenditures. However, because of resistance by Republicans to any tax increases, no action was taken before the end of 2008.

REVISED 2008-09 BUDGET ACT AND 2009-10 BUDGET ACT

FEBRUARY, 2009 BUDGET COMPROMISE
--------------------------------

Negotiations continued into January and February, 2009, to enact a budget compromise which would solve the estimated $40 billion budget gap for the two fiscal years. A budget agreement was finally reached with the signing of a package of bills (the "2009 budget package") by the Governor on February 20, 2009, after the minimum number of Republican members (three each in the Assembly and Senate) agreed to support the compromise. A total of $41.6 billion of "solutions" was enacted, of which $11.3 billion will help balance the 2008-09 budget and the remainder will apply to 2009-10. One of the bills passed by the Legislature was, in fact, the fiscal year 2009-10 Budget Act in its entirety. The compromise included the follow major elements:

 -  Expenditure reductions of $14.9 billion. Some of these reflect decisions
    ----------------------
not to allow increases in programs which would otherwise have occurred, such as cost of living raises. The largest reductions were to K-14 schools under Proposition 98, over $8.3 billion for the two years. In part to allow school districts to handle these reductions, State laws which mandated dozens of "categorical" programs were eliminated, with only a handful of mandates remaining, so local officials have greater flexibility to use State funds.

In addition to K-14 schools, there were cuts to higher education (both the University of California and California State Universities will cut freshman enrollment next year and raise student fees), health and welfare programs, corrections and general government. The Governor ordered State employees to take two days of unpaid furlough per month for a savings of $1 billion over the two year period.

 -  Revenue increases of $12.5 billion. The major components are:
 -  One cent increase in the State sales tax
 -  Increase of the vehicle license fee from 0.65% to 1.15%
 -  0.25% increase in personal income tax rates
 -  Reduction of the dependent credit on personal income tax returns.
 All of these tax increases are temporary (except a small portion of the VLF increase which will be dedicated to support local police forces) and will expire in 2012 or 2013. However, if voters FAIL to approve Proposition 1A on the May 19, 2009 special election ballot (discussed below), the tax increases will terminate in 2011.

 -  Federal funds from the economic stimulus bill. The Department of Finance
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originally estimated that the State will receive at least $7.9 billion from this law to offset General Fund costs, which estimate was subsequently raised to $8.2 billion. The Treasurer and Director of Finance were directed to review the federal law and to determine by April 1, 2009 the total amount of State benefit which will offset General Fund costs. They determined that the total did not reach $10 billion, so certain expenditure cuts totaling $950 million remained in place and the personal income tax increase remained at .25%, raising $1.8 billion.

 -  Borrowing totaling $5.4 billion. About $5 billion of this amount is
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expected to come from issuing bonds secured by future revenues from a modernized State Lottery. This will require amendment of the State constitutional provisions which established the Lottery. If these changes are approved on the May 19, 2009 special election, the borrowing would take place later in the 2009-10 fiscal year.

 -  Governor's vetoes of an additional $957 million (net) from General Fund
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expenditures in the 2009 Budget Act. Total vetoes were larger but were replaced with federal stimulus funds.
The 2009 budget package includes a number of actions to increase cash flow and improve cash management, including deferral of payments by the State to school districts and other local governments, and increased internal borrowable funds. The 2009 Budget Act projects a budget reserve at June 30, 2010 of $2 billion. The 2009 budget package also included bills dealing with non-budget items which were needed to obtain the necessary votes and to avoid Governor's vetoes. These included business tax cuts, mostly to take effect in future years, easing of certain environmental laws for infrastructure projects and for air pollution controls on trucks, approval of more public-private partnerships, and agreement to place on the ballot a measure to control state spending (described below, Proposition 1A) and a measure to be voted in June 2010 to create "open primaries" for political offices.

MAY 19, 2009 SPECIAL ELECTION
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Several elements of the 2009 budget package require voter approval at a special statewide election to be held on May 19. These will be designated as Propositions 1A to 1F.

Proposition 1A -  This measure would modify the previous Balanced Budget
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Amendment by implementing a more stringent limitation on annual State spending. While the details are very complex, in broad terms a formula based on average State revenues over a previous 10-year period would establish a "target" of anticipated revenues (adjusted annually for inflation and population growth). Revenues above this target could only be used for specific purposes, such as repayment of moneys owed to K-12 schools (see Proposition 1B), building up the Budget Stabilization Account (BSA), or reduction of bonded debt.

In addition, the target amount to go into the BSA would be raised from the current $8 billion or 5 % of the General Fund, to 12.5% with no cap (that would equal about $12 billion currently). Transfers out of the BSA would be limited to specific circumstances of below average budget years, or to reduce debt or pay for infrastructure. Finally, Proposition 1A would grant the Governor new power to unilaterally reduce some annual spending in the event of budget shortfalls during a fiscal year.

As noted above, also, if Proposition 1A is adopted, the tax increases included in the new budget package would remain in effect for 1 or 2 additional years. The fiscal impact of Proposition 1A in terms of revisions to the BSA would start to take effect in the 2010-11 fiscal year.

Proposition 1B -  This measure would provide for repayment to K-14 schools and
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community colleges of a total of $9.3 billion of "supplemental education" obligations starting in fiscal year 2011-12 to make up for the reductions in spending in the 2009 budget package. Proposition 1B cannot go into effect unless Proposition 1A is adopted.

Proposition 1C -  This is the measure to revise the State Lottery law to
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modernize the operations of the Lottery and allow future lottery receipts to be used to repay borrowing which would fill budget gaps. The current use of Lottery moneys to support public schools ($1.2 billion annually) would be shifted to a State General Fund obligation.

Propositions 1D and 1E -  These measures would revise certain previously
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approved voter initiatives which created special tax revenues, and permit some of those revenues to be used for General Fund budget relief in 2009-10. The total impact is about $825 million.

Proposition 1F -  This measure would prevent State Legislators from receiving
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any pay increase in any year where there is a budget shortfall.

BUDGET RISKS
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There remain a number of risks to the 2009 budget package. These include the following:

 -  Failure to enact some of the measures on the May 19 ballot.
 - Further weakening of revenues below the projections used for the 2009 budget package, which were last updated in late November, 2008. Economic conditions have worsened since that time. As noted under "Overview" above, the State Legislative Analyst has reported that revenues for 2009-10 may be about $8 billion below current projections, leaving a $6 billion budget gap (with no reserve).
 - Inability of the Legislature to enact timely additional budget solutions based on the determination of continuing a budget gap when the Administration releases its updated budget projections ("May Revision") in late May or early June.
 - Litigation over various budget solutions in this and previous years is ongoing.
 - Unknown costs for prison healthcare improvements, under orders of a federal court, which are being litigated.
 -  Inability to implement all the expenditure reductions anticipated.
 -  Failure to receive as much money as expected from federal stimulus funds.
 - Inability to implement additional cash management solutions or to be able to sell cash flow notes in the markets at the start of the 2009-10 fiscal year, so that the State would be unable to pay all its obligations in a timely manner (although this should not interrupt debt service payments)

CASH FLOW REQUIREMENTS

The State typically funds its day-to-day operating requirements of the General Fund from revenue receipts, interfund borrowing from special funds, and external borrowing in the form of revenue anticipation notes ("RANs"), which fund annual cash flow requirements and are repaid within the same fiscal year, and revenue anticipation warrants ("RAWs") which are issued only when it is necessary to bridge a budgetary deficit over the end of a fiscal year. Following the Internet crash in 2000-2001 and subsequent State budget shortfalls, the State incurred substantial deficits and cash flow shortfalls. These ultimately were resolved in the spring of 2004 from a combination of available revenues and proceeds from the sale of deficit financing bonds approved by the voters in March 2004 ("economic recovery bonds"), supported by a special 1/4 cent statewide sales tax. The State's improving revenue and cash position (aided significantly by the infusion of $11.25 billion in proceeds from economic recovery bonds) allowed the State to reduce its annual RAN borrowings through 2006-07, when it issued only $1.5 billion. The State issued $7 billion of RANs for 2007-08.

The budget challenges starting in early 2008 led the Governor to shore up cash resources by issuing the remainder of the authorized economic recovery bonds, which generated about $3.3 billion of new cash for the General Fund in February, 2008. The Governor also obtained legislation to permit delay of payments by the General Fund for a number of programs, including payments to schools and other government agencies, during the first two months of fiscal year 2008-09, in order to conserve cash until the annual RAN issue could be sold. The budget package enacted in February, 2009 contained additional deferrals of payments to conserve cash resources for the balance of 2008-09 and into the 2009-10 fiscal year.

After the 2008 Budget Act was adopted, the State Controller estimated that the State needed to issue $7 billion of RANs to allow adequate cash management cushion during the fiscal year. The State issued $5 billion of RANs in late October, without credit enhancement, but it was not able to complete the second $2 billion of the planned financing. Without that additional money, and without Legislative action to resolve the budget shortfalls, the Controller announced that starting in February, 2009, he needed to start taking unusual steps to manage and conserve cash so that the highest priority payments, such as to schools, debt service on bonds, employee salaries, and certain federally-mandated programs, could be met. As a result, the Controller started to defer making payments otherwise owed, such as for tax refunds, vendor payments and payments to counties for certain social services. The Controller repaid all the deferrals in March, 2009.

The 2009 budget package included several cash management tools and ability for the General Fund to borrow money from additional special funds which helped alleviate the immediate cash flow crisis. To cover a projected cash shortfall in early April, the State sold an additional $500 million of revenue anticipation notes, and was able to obtain early receipts from the federal stimulus bill. Cash flow projections made in March, 2009 estimate that the State will be able to meet all its obligations through June, 2009, including repayment of all cash flow borrowings, but the State will face a serious cash flow problem at the start of 2009-10. The State will have to rely on access to public capital markets and implement other cash management solutions to maintain adequate cash flow to pay its obligations. Given the State's precarious fiscal condition, limited availability of credit enhancement and general volatile bond market conditions, there can be no assurance that the State will have the ability to carry out cash flow borrowings in the needed time or cost.

STRATEGIC GROWTH PLAN

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan, which was to be the first installment of a 20-year investment in the state's infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, the plan laid out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion would be financed with General Obligation (GO) Bonds, and the remainder would come from a mixture of existing and new funding sources.

In May 2006, the Legislature adopted a package of bills providing part of the infrastructure financing plan requested by the Governor. The main components of this package included four proposed bond measures on the November, 2006 ballot, containing the following elements: (i) $19.9 billion for transportation, air quality, port security and related projects; (ii) $10.4 billion for K-12 school construction and rehabilitation and higher education facilities; (iii) $4.1 billion for levee repair, flood control and related projects, and (iv) $2.9 billion for various housing programs. In addition, there was a constitutional amendment on the ballot to limit future diversions of sales taxes on gasoline from transportation purposes (Proposition 42). All five of these measures were approved by the voters at the November 7, 2006 election, at which time the Governor was also re-elected to a second term in office.

In the 2007-08 Governor's Budget, the Governor proposed a continuation of the Strategic Growth Plan to address needs which were not included in the 2006 bond package. A portion of this program was approved in May, 2007, with approval of $7.4 billion of lease-purchase bonds to address the need for additional correctional facilities, including state and county incarceration facilities and re-entry housing. One portion of the Governor's plan was approved by voters, a $10 billion bond measure approved in November, 2008 to provide partial funding for a high-speed rail link between San Francisco and Los Angeles with links to other cities. This plan will take many years to develop and will require significant federal, local and private funding in addition to the state bonds. Legislation was also adopted in 2008 which may eventually lead to issuance of up to $5 billion of bonds for courthouse renovation and construction, to be repaid from court filing fees and other related sources.

 Bond Ratings

As of April 2009, the ratings of the State's general obligation bonds were Standard & Poor's "A," Fitch "A" and Moody's "A2." All three agencies lowered their ratings by one category in March, 2009.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS
 The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS

OTHER ISSUERS OF CALIFORNIA DEBT OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs. The enactment of Proposition 1A in November 2004 will substantially change the ability of the State to use local government taxing sources to aid the State budget. See "Recent Financial Results-State-local Fiscal Relations" above.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). In recent years, the State has provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs.

Local governments are facing substantial increases in future pension liabilities and health care costs for retirees, and increases in current contribution rates, as a result of (a) generous new retirements benefits granted to employees during recent economic boom times, and (b) reduced earnings resulting from the stock market declines during the 2000-2003 period and more recently in 2008-09.

ASSESSMENT BONDS. California Debt Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS

The repayment of industrial development securities or single family mortgage revenue bonds secured by real property may be affected by California laws limiting foreclosure rights of creditors. Under California law, mortgage loans secured by single family homes can be prepaid at any time without penalty, except in the first five years of the loan, and subject to limits on the size of the penalty. Such prepayments may affect the ability of the issuer of single family mortgage bonds to repay the bonds. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on AD VALOREM property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on securities held in a Fund, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such securities.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any obligation in a Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

California is suffering a third consecutive year of below-normal rainfall. The Governor has declared a drought emergency and asked all affected agencies to implement conservation efforts; however, mandatory water rationing has not yet been implemented. Reduced water supplies will have a negative impact on agriculture.

SPECIAL CONSIDERATIONS REGARDING INVESTMENTS IN NEW YORK MUNICIPAL OBLIGATIONS

The following section provides only a summary of the complex factors affecting the financial situation in the State of New York (as used in this section, the "State") and is not intended to be a complete description of such factors. It is primarily derived from the most current Annual Information Statement of the State of New York and any updates and supplements thereto (collectively, the "AIS") that were available prior to the date of this SAI. The accuracy and completeness of the information contained in the AIS have not been independently verified. The information provided below is subject to change without notice, and the inclusion of such information herein shall not under any circumstances create any implication that there has been no change in the affairs of the State since the date hereof.

FINANCIAL DISCLOSURE FOR THE STATE

The State's most recently completed fiscal year as of the date hereof began on April 1, 2008 and ended on March 31, 2009. The State enacted the budget for this fiscal year beginning on April 1, 2009 and ending on March 31, 2010, on April 3, 2009 (the "Enacted Budget"). The disclosure below is based on the AIS dated May 15, 2009, which is the most current AIS as of the date hereof and, according to the AIS, constitutes the official disclosure information regarding the financial condition of the State as of the date thereto. The AIS is prepared by the Department of Budget ("DOB") and is available at: www.budget.state.ny.us. In part, the AIS is based on the fiscal year 2009-10 Enacted Budget Financial Plan dated April 28, 2009 (the "Financial Plan"). The State's audited financial statements for the fiscal year ended March 31, 2008, which are the most recent audited financial statements available as of the date hereof, were released in September 2008. The audited financial statements are prepared by the Office of the State Comptroller ("OSC") and are available at: www.osc.state.ny.us.

SPECIAL CONSIDERATIONS

Many complex political, social, environmental and economic forces outside of the State's control influence the State's economy and finances. These include, but are not limited to, the performance of the national and State economies; the impact of continuing write-downs and other costs affecting the profitability of the financial services sector, and the concomitant effect on bonus income and capital gains realizations; the impact of calendar year 2008 wage and bonus activity on the State tax settlement in fiscal year 2009-10; access to the capital markets in light of the disruption in the municipal bond market; litigation against the State, including challenges to certain tax actions and other actions authorized in the Enacted Budget; and actions taken by the federal government, including audits, disallowances, and changes in aid levels. Such forces may affect the Financial Plan unpredictably from fiscal year to fiscal year.

The Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of national and State economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are materially worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

Projections of total State receipts in the Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projections of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source from its estimated tax base.

Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for the use of State services.

According to the AIS, DOB believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in the AIS. In the past, the State has taken management actions to address potential Financial Plan shortfalls, and, according to the AIS, DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

According to the AIS, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State. These gaps result in a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the AIS states that the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and that, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

According to the AIS, the Financial Plan contains estimates for fiscal year 2009-10 and projections for the 2010-11 through 2012-13 fiscal years. As such, the Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors. In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Financial Plan. The most significant current risks include the following:

RISKS IN THE U.S. ECONOMIC FORECAST. According to the AIS, DOB's outlook calls for an end to the current recession sometime in the third quarter of calendar year 2009, making it the longest since the Great Depression. However, there are a number of risks to the forecast. The large economic stimulus package passed by Congress in February 2009 and a Federal Reserve interest rate target of near zero, along with its massive injections of liquidity into the financial system, are expected to contribute to positive (albeit low) growth in real U.S. GDP by the third quarter of 2009. However, the response of the economy to this stimulus depends in part on the normal functioning of credit markets. Further delay in the return of normalcy to markets could in turn delay the onset of the recovery. A weaker labor market than projected could result in even lower incomes and weaker household spending than projected. The global economy could contract further than anticipated, further depressing demand for U.S. exports and putting additional downward pressure on corporate earnings. Improving equity prices as markets look beyond the current crisis have been a recent bright spot, but slower corporate earnings growth than expected could further depress equity markets, delaying their recovery and that of Wall Street. On the other hand, a stronger response to the stimulus package, higher equity prices, or stronger global growth than anticipated could result in stronger economic growth than is reflected in the forecast. There can be no assurance that the DOB's outlook on the economy will be accurate.

RISKS IN THE STATE ECONOMIC FORECAST. According to the AIS, all of the risks to the U.S. forecast apply to the State forecast as well, although as the nation's financial capital, financial market uncertainty poses a particularly large degree of risk for the State. Lower levels of financial market activity than anticipated could result in a further delay in the recovery of Wall Street profits and bonuses. A more severe national recession than expected could prolong the State's downturn, producing weaker employment and wage growth than projected. Weaker equity and real estate activity than anticipated could negatively affect household spending and taxable capital gains realizations. These effects could ripple though the economy, further depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

STATE CASH FLOW PROJECTIONS. According to the AIS, DOB currently projects that each month of the 2009-10 fiscal year will end with a positive cash balance in the General Fund. However, the General Fund's 2009-10 opening cash position of $1.9 billion was lower than in recent fiscal years and DOB expects extremely tight operating margins, including periodic negative balances in the General Fund, especially in the first quarter of the fiscal year, before the benefit of approved actions in the Enacted Budget are fully realized. According to the AIS, DOB projects cash balances of $2.8 billion by September 30, 2009, $1.2 billion by December 30, 2009, and $1.4 billion by March 31, 2010. The settlement of tax liabilities for calendar year 2008, which primarily takes place in April and May 2009, has the potential to significantly alter the cash flow position of the State.

Preliminary Operating Results (Through May 2009)

On May 29, 2009, the State released a Supplement to the AIS (the "Supplement") discussing, in part, the State's projected General Fund operating results through the first two months of fiscal year 2009-10 compared to the cash-flow forecast contained in the AIS. The Supplement stated that based on information as of its date, DOB estimated that the cumulative variance in General Fund receipts (including transfers from other funds) for the two-month period ending May 31, 2009 may be in the range of $400 million to $700 million below the cash-flow forecast contained in the AIS, mostly due to lower than expected personal income tax collections. According to the Supplement, it is possible that the negative variances from the cash-flow forecast experienced through May 2009 will continue in subsequent months. The Supplement further stated that General Fund disbursements (including transfers to other funds) are expected to be approximately $100 million to $200 million below the cash-flow forecast through May 2009 with variances in individual programs generally appearing to be timing-related. The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months (or the close of the fiscal year, whichever is shorter). According to the Supplement, DOB expects periodic negative balances during the fiscal year, especially in the first quarter of fiscal year 2009-10, before the benefit of approved actions in the Enacted Budget are fully realized.

The Enacted Budget authorizes the General Fund to borrow resources temporarily from other funds for a period not to exceed four months. In addition, under existing law, the General Fund is authorized to use resources in the State's Tax Stabilization Reserve for cash flow purposes, but is required to repay the amounts in full by the close of the fiscal year.

Technical legislation approved in the Enacted Budget expands this authorization to include funds available in the Rainy Day Reserve and Contingency Reserve.

STATE WORKFORCE REDUCTIONS. On March 24, 2009, the Executive announced that it would implement a workforce reduction plan. According to the AIS, DOB expects that the workforce reduction plan will result in a State workforce reduction equivalent to approximately 8,700 employees, and will generate savings of approximately $160 million in fiscal year 2009-10 growing to over $300 million in fiscal year 2010-11. On April 7, 2009, DOB directed all State agencies to prepare workforce reduction plans to be submitted to DOB by April 21, 2009. The State workforce subject to Executive branch control finished fiscal year 2008-09 at 136,490 positions compared to the estimate of 137,745 in the 2009-10 Executive Budget dated December 16, 2008 (the "Executive Budget"), a decline of 1,255. In fiscal year 2009-10, this portion of the workforce is expected to be reduced to 128,803 positions, a reduction of 7,687. According to the AIS, DOB plans to reflect the impact of the approved plans in the First Quarterly Update to the Financial Plan. There can be no assurance that the workforce reduction plan will achieve the level of savings projected in the Financial Plan.

LABOR SETTLEMENTS. Since the expiration of the State's major labor contracts in 2007, the State has reached labor settlements and entered into contracts with several labor unions, CSEA, PEF, UUP, District Council 37, and the Police Benevolent Association. Under terms of these four-year contracts, which run from April 1, 2007 through April 1, 2011 (July 2, 2007 through July 1, 2011 for
UUP), employees will receive pay increases of 3% annually in fiscal year 2007-08 through fiscal year 2010-11 and 4% in fiscal year 2011-12. Pursuant to a directive of the State's Governor (the "Governor"), most non-unionized "management/confidential" will not receive the planned general salary increase, merit awards, longevity payments, and performance advances in fiscal year 2009-10.

Other unions representing uniformed correctional officers, graduate students, and security/park police have not reached settlements with the State at this time. According to the AIS, DOB estimates that if all the unsettled unions were to agree to the same terms that have been ratified by other unions, it would result in added costs of approximately $400 million in 2009-10, assuming a retroactive component for fiscal years 2007-08 and 2008-09, and approximately $275 million in both fiscal years 2010-11 and 2011-12. The enacted budget assumes spending related to these settlements. There can be no assurance that actual settlements will not exceed the amounts included in the Plan. In addition, no reserve has been set aside for potential pay raises for judges.

SCHOOL SUPPORTIVE HEALTH SERVICES. The Office of the Inspector General ("OIG") of the United States Department of Health and Human Services ("DHHS") has conducted six audits of aspects of the State's School Supportive Health Services program with regard to Medicaid reimbursement. The audits cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services ("CMS") disallow $722 million of the $1.108 billion in claims. The State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal. While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25% of New York City claims and 9.7% of claims submitted by the rest of the State, pending completion of the audits.

PROPOSED FEDERAL RULES ON MEDICAID FUNDING. On May 25, 2007, CMS issued a final rule that, if implemented, would significantly curtail federal Medicaid funding to public hospitals (including New York City's Health and Hospital Corporation ("HHC")) and programs operated by the State. The rule seeks to restrict State access to federal Medicaid resources by changing the upper payment limit for certain rates to actual facility reported costs. It is estimated that this rule could result in a loss of $350 million annually in federal funds for HHC and potentially larger losses in aid for the State Mental Hygiene System. As part of the federal American Recovery and Reinvestment Act of 2009 ("ARRA"), implementation has been delayed until July 1, 2009.

On May 23, 2007, CMS issued another rule that would eliminate Medicaid funding for graduate medical education ("GME"). The proposed rule clarifies that costs and payments associated with GME programs are not expenditures of Medicaid for which federal reimbursement is available. This rule could result in a Financial Plan impact of up to $600 million since the State would be legally obligated to pay the lost non-federal share. As part of the federal ARRA, implementation has been delayed indefinitely.

On February 22, 2008, CMS issued a change to the rules that regulate State taxation of healthcare entities, effective April 22, 2008. The rule affords CMS flexibility in identifying a "linkage" between provider taxes and Medicaid payments rendering the tax invalid. The State currently uses a substantial amount of provider tax receipts to finance various healthcare programs that serve the State's most vulnerable populations. The AIS states that while the State strongly believes that its imposed taxes are in full compliance, the vagueness of the new rules provides no assurance that these funding streams are adequately protected. On May 6, 2009 CMS extended the delayed implementation through June 30, 2010.

CMS has also issued a rule regarding targeted case management which clarifies the definition of covered services. The final rule was issued on December 4, 2007 and made effective March 3, 2008. The State is currently in the process of litigating this issue and has requested a one-year implementation extension. On May 6, 2009, CMS issued a proposed regulation that would partially rescind the revised definitions of services covered and provide states with the necessary flexibility to ensure beneficiary access to case management services.

Further, CMS has proposed to restrict Medicaid coverage for rehabilitative services and reimbursement for school based health services, which could pose a risk to the Financial Plan and result in hundreds of millions of dollars in reduced federal-share funding. As part of the ARRA, implementation of restrictions for rehabilitation services has been delayed indefinitely. Restriction on reimbursement for school based health services had been deferred until July 1, 2009 but, as a result of issues brought forward by states, this regulation was rescinded on May 6, 2009.

On all rules, according to the AIS, the State is actively lobbying the federal government to be held harmless, either through an extension/modification of the current moratorium or through other administrative or statutory means. The State is joined by many other states in challenging the adoption on the basis that CMS is overstepping its authority and ignoring Congressional intent.

NEW YORK CITY PERSONAL CARE AUDIT. The OIG of the United States DHHS released a September 2008 draft audit with regard to Medicaid reimbursement for personal care services in New York City. The draft audit reviewed claims for the period July 1, 2004 through December 31, 2006. Based upon their review, the OIG is calling for the State to repay an estimated $815 million in federal Medicaid because payments were not supported with required medical exams and social and nursing assessments. Both New York City and the Department of Health ("DOH") disagree with these findings and have since conducted their own claims review. On February 10, 2009, DOH submitted its formal response to OIG contesting the audit findings. To date, OIG has shared no additional comments.

BOND MARKET ISSUES. According to the AIS, current projections reflect that the level of State-supported debt outstanding and debt service costs will continue to remain below the limits imposed by the Debt Reform Act of 2000 through fiscal year 2011-12. However, the State has entered into a period of significantly declining debt capacity. Based on the most recent personal income and debt outstanding forecasts, according to the AIS, the State is now expected to exceed the debt outstanding cap in fiscal year 2012-13 by approximately $300 million. According to the AIS, the State expects to propose actions in the fiscal year 2010-11 Executive Budget in order to stay within the statutory limitations.

OHER FINANCIAL PLAN RISKS. The Financial Plan forecast also contains specific transaction risks and other uncertainties including, but not limited to, the development of new video lottery terminal ("VLT") facilities; the receipt of certain payments from public authorities; the receipt of miscellaneous revenues at the levels expected in the Financial Plan; the enforcement of certain tax regulations on Native American reservations; the timing and value of proceeds from the sale of Wellpoint stock expected to finance certain health care spending; and the achievement of cost-saving measures, including, but not limited to, administrative savings in State agencies through the workforce reduction plan and the transfer of available fund balances to the General Fund, at the levels currently projected. Such risks and uncertainties, if they were to materialize, could have an adverse impact on the Financial Plan. Finally, there can be no assurance that (1) receipts will not fall below current projections, requiring additional budget-balancing actions in the current year, and (2) the gaps projected for future years will not increase materially from the projections set forth in this AIS.

LITIGATION. The potential impact of certain litigation and other proceedings now pending against the State, which could adversely affect the State's projections of receipts and disbursements, pose an additional risk to the Financial Plan. The Financial Plan assumes no significant litigation that could materially affect State finances. Adverse developments in existing litigation and other proceedings could affect the ability of the State to maintain a balanced Financial Plan. For details on current material litigation as of the date hereof, see "Litigation," below.

FEDERAL LAWS GOVERNING TAXABLE INCOME. The State uses federal taxable income as the starting point for calculating State taxable income. Thus, changes in the Internal Revenue Code and applicable regulations could adversely impact State tax revenues.

INSURANCE RISK. New York State municipal securities may be secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have recently incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such losses have reduced the insurers' capital and called into question their continued ability to perform their obligations under such insurance if they are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security would decline and the insurance may not add any value. The insurance feature of a municipal security normally provides that it guarantees the full payment of principal and interest when due through the life of an insured obligation, but does not guarantee the market value of the insured obligation or the net asset value of a Fund's shares represented by such insured obligation.

STATE ECONOMY

According to the AIS, DOB estimates that the New York State economy experienced a business cycle peak in August 2008, fully eight months after the nation as a whole. However, as the epicenter of the global financial crisis, it is likely that the State downturn could be deeper than those of the recent past. Data released since January indicate that the fourth quarter of 2008 was a significant turning point for the State economy. The 3-month increase in the State unemployment rate from November to February on a seasonally adjusted basis was the largest, in both absolute and percentage terms, over the history of the series. Although there was no change from February to March, the March rate was fully three percentage points above its year ago value. Initial unemployment benefit claims for March 2009 were up 75.3% from the same month in 2008. As a result, State private sector employment is now projected to fall 2.5% for 2009, followed by a decline of 0.3% for 2010.

The securities industry has seen an unprecedented decline in profitability since the third quarter of 2007. With the investment banking industry as we knew it now gone, the profit levels achieved earlier in the decade may no longer be attainable. The AIS states that consequently, DOB projects a decline in State wages for 2009 of 4.2%, the largest annual decline in the history of the Quarterly Census of Employment and Wage data. Wage growth for 2010 has been revised down to 2.0%.

The current downturn has spread far beyond Wall Street. According to the AIS, DOB now projects significant declines in every sector of the economy except for education and health care and social assistance. Falling U.S. corporate earnings is reducing the demand for the State's business and professional services, where some of the largest job losses are expected. Large rates of decline are also expected for financial services, manufacturing, and construction. Credit market conditions and rising debt default rates are expected to continue to depress real estate activity, particularly in the commercial sector where high-value transactions contribute significantly to state and local government revenues. The volume of such transactions can be expected to fall as office vacancy rates rise; the downtown New York City office vacancy rate rose 32% between the fourth quarter of 2007 and the fourth quarter of 2008, while the midtown rate rose 67%.

The current recession has been characterized by a loss of vast sums of wealth from both a depressed equity market and a depressed real estate market. The simultaneous decline of both markets distinguishes current economic conditions from those that existed during the last recession. As of the fourth quarter of 2008, an unprecedented $12.8 trillion in net wealth had been destroyed since its 2007 third quarter peak. Consequently, the State Budget Division is projecting even larger declines in taxable income than occurred during the last recession. The State adjusted gross income fell 5.5% in 2001 and another 4.4% in 2002, following the collapse of the high-tech/Internet bubble and the attacks of September 11. For 2008 and 2009, declines of 7.1% and 7.9% are projected, respectively. The loss of wealth, along with declining State employment and income, is also having an impact on household spending, depressing taxable sales as well.

The AIS states that manufacturing and construction account for smaller shares of employment for the State than for the nation, while service industries account for a larger share. In particular, the financial activities sector, with New York City as the nation's leading center of banking and finance, is a far more important sector in the State than in the nation as a whole. This sector's share of total wages is particularly large for the State relative to the nation. Thus, the State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

State Budget

The Legislature completed action on all appropriations and enabling legislation to implement the State Budget for the 2009-10 fiscal year on April 3, 2009. Consistent with past practice, the Legislature enacted all debt service appropriations before the start of the fiscal year on March 5, 2009.

According to the AIS, DOB projects that the Financial Plan is balanced in the General Fund in fiscal year 2009-10, as required by law, and projects outyear budget gaps of $2.2 billion in fiscal year 2010-11, $8.8 billion in fiscal year 2011-12, and $13.7 billion in fiscal year 2012-13. The AIS states that based on DOB's current estimates, the cumulative budget gap for the five-year period (fiscal years 2008-09 through 2012-13) has been reduced from $85.2 billion to $24.6 billion, a reduction of over 70% from the current-services forecast.

General Fund spending is projected to grow at an average annual rate of 7.2% from the 2008-09 through 2012-13 fiscal years. Spending growth in the General Fund is projected to increase sharply in 2011-12, reflecting a return to a lower federal match rate for Medicaid expenditures on January 1, 2010, which will increase General Fund costs. The spending is driven by Medicaid growth, rising costs for education, the State-financed cap on local Medicaid spending, employee and retiree health benefits, and child welfare programs. The receipts growth is consistent with DOB's economic forecast for the recession and recovery. The temporary personal income tax ("PIT") increase, which covers calendar years 2009 through 2011, is expected to provide substantial additional receipts through fiscal year 2011-12. According to the AIS, it should be noted that the reliability of the State's outyear operating forecast estimates as a predictor of the State's future fiscal condition is likely to diminish as one moves further from the current year and budget year estimates. Accordingly, in terms of the outyear projections, the AIS states that fiscal year 2010-11 is perhaps the most relevant from a planning perspective, since any gap in that year must be closed with the next budget and the variability of the estimates is likely to be less than in later years. The State will provide quarterly revisions to its multi-year estimates.

Annual growth of the State-financed portion of the budget - that is, spending financed directly by State residents through State taxes, fees, and other revenues - is held nearly flat. General Fund disbursements, including transfers to other funds, are expected to total $54.9 billion in 2009-10, an increase of 0.6% from fiscal year 2008-09 results. Projected General Fund spending for fiscal year 2009-10 has been reduced by $8.7 billion compared to the current services forecast. State Operating Funds spending, which excludes federal operating aid and capital spending, is projected to total $78.7 billion in fiscal year 2009-10, an increase of 0.7% over fiscal year 2008-09 results. State Operating Funds spending in the Financial Plan has been reduced by $9.4 billion compared to the current services forecast.

Before the dramatic economic events of 2008, the sustained growth in spending commitments since the last economic recovery was the principal contributor to the State's growing budget gaps. Over the last year, however, the precipitous decline in actual and projected receipts caused by the economic downturn has been the dominant cause of the extraordinary increase in the budget gaps. For example, in May 2008, the projected gap of $5 billion was driven almost exclusively by expected spending growth. The $15 billion incremental increase to the combined gap since that time, however, is almost entirely due to the worsening outlook for receipts.

Accordingly, the gap-closing plan under the State's control (that is, excluding federal aid) is weighted toward spending restraint, but also relies on substantial tax and fee increases. Actions to restrain spending constitute approximately 46% of the State portion of the gap-closing plan. Actions to increase receipts constitute approximately 39% of the plan. Non-recurring resources make up the remainder.

The Enacted Budget for 2009-10 closes the largest budget gap ever faced by the State. The combined current services budget gap for fiscal years 2008-09 and 2009-10 totaled $20.1 billion before the gap-closing actions approved by the Governor and Legislature and the receipt of extraordinary federal aid. To close the two-year budget gap in fiscal years 2008-09 and 2009-10, the Governor and Legislature approved a total of $13.9 billion in gap-closing actions, including $6.5 billion in actions to restrain spending, $5.4 billion in actions to increase receipts, and $2 billion in non-recurring actions. The gap-closing plan included, among other items, a freeze on certain aid programs at 2008-09 fiscal year levels, Medicaid cost containment, the workforce reduction plan, increase in personal income tax rates on high earners and $6.15 billion in direct fiscal relief from the federal government under ARRA to stabilize State finances and help prevent reductions in essential services. The receipt-increasing actions included $115 million through amendments to the State Bottle Bill. However, according to the Supplement released on May 29, 2009, litigation concerning the Bottle Bill may adversely affect the receipt of the $115 million in fiscal year 2009-10. For a further description of this litigation, see "Litigation - Bottle Bill," below.

Financial Plan Reserves

In January 2007, the State created a new statutory Rainy Day Reserve that has an authorized balance of 3% of General Fund spending. The Rainy Day Reserve may be used to respond to an economic downturn or catastrophic event. The State made its first deposit of $175 million in 2007-08. The Tax Stabilization Reserve has an authorized balance of 2% of General Fund spending and can be used only to cover unforeseen year-end deficits.

According to the AIS, the State projects that General Fund reserves will total $1.4 billion at the end of fiscal year 2009-10, with $1.2 billion in undesignated reserves available to deal with unforeseen contingencies and $151 million designated for subsequent use. The $1.2 billion of undesignated reserves includes balances in the Tax Stabilization Reserve, Rainy Day Reserve, and Contingency Reserve Fund for litigation risks. The designated reserves consist of $78 million in the Community Projects Fund to finance existing "member-item" initiatives, and $73 million set aside for the debt management purposes.

Cash Flow Forecast

The AIS states that in 2009-10, the General Fund is projected to have quarterly-ending balances of $111 million in June 2009, $2.8 billion in September 2009, $1.2 billion in December 2009, and $1.4 billion at the end of March 2010. The lowest projected month-end cash flow balance is in June 2009. DOB's detailed monthly cash flow projections for fiscal year 2009-10 are set forth in tables in the Financial Plan, available at http://www.budget.state.ny.us.

2009-10 All Funds Financial Plan Forecast

Financial Plan projections are presented on an All Funds basis, which encompasses activity in the General Fund, State

Operating Funds, Capital Projects Funds, and Federal Operating Funds, thus providing the most comprehensive view of the financial operations of the State.

RECEIPTS. The current economic slowdown has broadened to virtually every sector of the State economy except for education, health care and social assistance. According to the AIS, the following provides an overview of the revenue situation in the State as of the date hereof. According to the AIS, DOB anticipates that weaker employment, declining corporate earnings, reduced household spending and lower real estate activity will negatively impact State revenue in 2009-10. Base receipt growth over the period 2006-07 to 2008-09 fiscal years, supported by a strong financial services sector and real estate market, averaged 5.3%. However, the current decline in economic activity is estimated to negatively impact receipt growth for fiscal years 2009-10 and 2010-11, with base tax receipts (adjusting for law changes) expected to fall 6.5% in fiscal year 2009-10 and grow by 4.8% in fiscal year 2010-11. Receipts will be negatively affected by, among other things, expected major declines in bonus payouts, reduced growth in business tax receipts over the remaining years of the Financial Plan, volatility in the real estate and financial markets, and declines in the residential housing market (and the effect on taxable capital gains realizations), PIT withholding and sales tax collections. The Supplement released on May 29, 2009 stated that the State's General Fund receipts for the first two months of the 2009-10 fiscal year had been up to $700 million below the cash-flow forecast contained in the AIS, and that negative variances may continue in subsequent months.

All Funds receipts are projected to total $130.6 billion, an increase of $11.3 billion over fiscal year 2008-09 results. The total comprises tax receipts ($60.6 billion), federal grants ($47.7 billion) and miscellaneous receipts ($22.2 billion). Compared to fiscal year 2008-09, All Funds tax receipts are projected to grow by $310 million, or 0.5%; All Funds federal grants to grown by about $8.9 billion, or 22.9%; and All Funds miscellaneous receipts to grow by more than $2.1 billion, or 10.6%. State Funds receipts are projected to total $82.7 billion, an increase of $2.4 billion or 3%, over fiscal year 2008-09 results. General Funds receipts are projected to total $54.3 billion, an increase of $537 million, or 1%, over fiscal year 2008-09 results.

Base growth in tax receipts is estimated to decline 6.5% adjusted for law changes for fiscal year 2009-10 and rise by 4.8% for fiscal year 2010-11. Overall base growth in tax receipts is dependent on many factors, including: improvements in overall economic activity, especially in New York City and surrounding counties; continued profitability and compensation gains of financial services companies; continued growth in the downstate commercial real estate market; and continued positive impact of high-income taxpayers on PIT growth.

All Funds PIT receipts, which reflect gross payments minus refunds, are estimated at $37.2 billion for fiscal year 2009-10, a $398 million increase from the prior year. The increase is primarily attributable to an increase in withholding of $2.9 billion due to the three-year temporary increase in tax rates adopted in the Enacted Budget, offset by decreases in extension payments and final payments for tax year 2008, which reflect the extraordinary weak settlement in tax year 2008 returns attributable to the declining economy. Estimated payments for tax year 2009 are projected to increase by $50 million (0.6%), with the increase entirely due to the impact of the temporary tax rate increase. Receipts from delinquencies are projected to increase $166 million over the prior year while refunds are estimated to decline by $339 million (4.7%).

The AIS states that in fiscal year 2010-11, All Funds PIT receipts are projected to increase 0.7% from the prior year. Gross receipts are projected to grow 7.9%, largely reflecting projected increases in tax year 2010, estimated payments of $1.7 billion (21.0%), extension payments of $1.2 billion (52.0%) and withholding of $437 million (1.4%). Most of the increases in estimated payments and withholding are due to the enacted PIT temporary increase. Payments from final returns for tax year 2009 are projected to increase by $157 million (8.1%) and receipts from delinquencies are projected to increase $54 million (4.8%) over the prior year. Refunds are estimated to grow by $603 million or 8.8%, largely reflecting the impact of tax reductions contained in the federal ARRA that affect the State's tax base.

General Fund PIT receipts are the net of deposits to the School Tax Relief ("STAR") Fund , which provides property tax relief, and the Revenue Bond Tax Fund ("RBTF"), which supports debt service payments on State PIT revenue bonds. General Fund income tax receipts of $24.4 billion for fiscal year 2009-10 are an expected increase of $1.2 billion or 5.2% from fiscal year 2008-09. In fiscal year 2010-11, General Fund income tax receipts are projected to grow by $2.2 billion (9.0%) over the current year, to $26.6 billion.

The AIS states that in fiscal year 2011-12, All Funds PIT receipts are projected to increase by 3.4% over the prior year to $41.5 billion, then decrease to $40.6 billion in 2012-13. General Fund PIT receipts are projected to increase by 3.1% over the prior year to $27.4 billion, then decrease to $26.6 billion. The decreases in 2012-13 reflect the expiration of the temporary PIT increase after tax year 2011 (with the last fiscal impact of the temporary increase occurring in fiscal year 2011-12).

The AIS states that in fiscal year 2009-10, user taxes and fee receipts for All Funds and General Fund are estimated to be approximately $14.4 billion (an increase of 2.6% from fiscal year 2008-09) and $8.5 billion (an increase of 1.9% from fiscal year 2008-09), respectively. In fiscal year 2010-11, user taxes and fee receipts for All Funds and General Fund are estimated to be approximately $14.8 billion (an increase of 2.9% from fiscal year 2009-10) and $8.8 billion (an increase of 3.5% from fiscal year 2009-10), respectively. All Funds user taxes and fees are projected to increase by $491 million in fiscal year 2011-12 and then increase by $414 million in fiscal year 2012-13, reflecting the proposed fee and tax law changes becoming fully effective.

All Funds business tax receipts for fiscal year 2009-10 are estimated at $7.7 billion, an increase of 0.9% from the prior year.

The estimates reflect a net increase in receipts of $585 million resulting from tax law changes, such as the increase in the prepayment rate from 30% to 40% for most business taxpayers and the imposition of the insurance premiums tax on for-profit health maintenance organizations ("HMOs"). Absent these provisions, All Funds business tax receipts are expected to decline by $513 million (6.7%), the majority of which will be in the corporate franchise tax and the bank tax. All Funds business tax receipts for fiscal year 2010-11 of $8.0 billion are projected to increase by $369 million (4.8%) over the prior year, reflecting rebound induced growth rates of 9.8 and 10.7% in corporate franchise tax and bank tax receipts, respectively.

General Fund business tax receipts for fiscal year 2009-10 of $5.5 billion are estimated to decrease by $61 million (1.1%) below fiscal year 2008-09 results. The General Fund decrease in business tax receipts is larger than the All Funds decline because the net revenue from the imposition of the insurance premiums tax on for-profit HMOs is dedicated to the Health Care Reform Act ("HCRA"). Aside from this Enacted Budget provision, business tax receipts deposited to the General Fund reflect the All Funds trends discussed above. General Fund business tax receipts for fiscal year 2010-11 of $5.8 billion are projected to increase $333 million (6.1%) over the prior year. Corporate franchise tax and bank tax receipts are projected to increase 10.1% and 9.9%, respectively, as the economy begins to recover.

All Funds business tax receipts estimated for fiscal years 2011-12 and 2012-13 reflect trend growth that is determined in part by the expected levels of corporate profits, taxable insurance premiums, electric utility consumption prices, the consumption of telecommunications services and automobile fuel consumption and fuel prices. According to the AIS, business tax receipts are projected to increase to $8.2 billion (1.6 %) in fiscal year 2011-12, and $8.7 billion (6.4%) in fiscal year 2012-13. General Fund business tax receipts over this period are expected to increase to $5.9 billion (1.7%) in fiscal year 2011-12 and $6.4 billion (8.0%) in fiscal year 2012-13.

All Funds other tax receipts for fiscal year 2009-10 are estimated to be $1.4 billion, down $532 million or 28.2% from fiscal year 2008-09 receipts. This decrease reflects a 17.6% decline in the estate tax collections due to declines in equity and home values experienced over the past year, combined with a nearly 47% decline in real estate transfer tax collections as a result of current conditions in the real estate and credit markets. General Fund other tax receipts are expected to total $982 million in fiscal year 2009-10, reflecting the $205 million decline in estate tax collections.

According to the AIS, All Funds other tax receipts are projected to increase by 4.8% over the prior year to $1.4 billion in fiscal year 2010-11, by 10.1% over the prior year to $1.6 billion in fiscal year 2011-12, and by 9.1% over the prior year to $1.7 billion in fiscal year 2012-13. In fiscal year 2010-11, the increase reflects growth in the real estate transfer tax and partially offset by a decline in estate tax collections. In fiscal years 2011-12 and 2012-13, the increase is fueled by projected growth in the estate tax as equity prices begin to rebound and by continued growth in the real estate transfer tax as the real estate markets improve. General Fund other tax receipts are expected to decrease by 2.3% in fiscal year 2010-11, owing to a projected decline in the estate tax.

All Funds miscellaneous receipts include moneys received from HCRA financing sources, State University of New York ("SUNY") tuition and patient income, lottery receipts for education, assessments on regulated industries, and a variety of fees and licenses. According to the AIS, All Funds miscellaneous receipts are projected to total $22.2 billion in fiscal year 2009-10, an increase of $2.1 billion from fiscal year 2008-09 results, largely driven by programs financed with authority bond proceeds ($718 million), including spending in economic development, SUNY and State equipment financing, growth in SUNY tuition, fee, patient, and other income ($459 million), increased lottery receipts, including VLT ($213 million) and growth in HCRA receipts ($470 million). All Funds miscellaneous receipts are projected to total $21.7 billion in fiscal year 2010-11 (a decrease of $532 million from fiscal year 2009-10), increase by $921 million in fiscal year 2011-12 and decrease by $609 million in fiscal year 2012-13. General Fund miscellaneous receipts are estimated to be approximately $3.4 billion in fiscal year 2009-10, up $276 million from fiscal year 2008-09 results, primarily due to actions taken with the Enacted Budget.

Annual changes to federal grants generally correspond to changes in federally-reimbursed spending. The AIS states that accordingly, DOB typically plans that federal reimbursement will be received in the State fiscal year in which spending occurs, but timing is often unpredictable. All Funds federal grants are projected to total $47.7 billion in fiscal year 2009-10, an increase of $8.9 billion from fiscal year 2008-09 results driven by receipt of federal ARRA monies. In fiscal year 2010-11, All Funds federal grants are projected to total $48.5 billion in fiscal year 2010-11, an increase of $800 million from the current year reflecting an increase in federal ARRA funding. The loss of this funding will drive declines in All Funds federal grants of $5.4 billion in 2011-12 and $706 million in fiscal year 2012-13.

According to the AIS, General Fund miscellaneous receipts and federal grants are projected to be about $3.0 billion in each year beginning in fiscal year 2010-11.

DISBURSEMENTS. General Fund disbursements, including transfers to other funds, are projected to total $54.9 billion in fiscal year 2009-10, an increase of $301 million from fiscal year 2008-09 results. State Operating Funds spending, which includes both the General Fund and spending from other operating funds supported by assessments, tuition, HCRA resources and other non-federal revenues, is projected to total $78.7 billion in fiscal year 2009-10. The General Fund and State Operating

Funds spending totals are reduced by the increase in federal medical assistance percentage ("FMAP"). The projected receipt of extraordinary federal aid in fiscal year 2009-10 adds approximately $7.2 billion to the All Funds spending total.

The State's major financial plan categories are grants to local governments, State operations, general State charges, debt service, capital projects and transfers to other funds. Projected current services disbursements are based on agency staffing levels, program caseloads, formulas contained in State and federal law, inflation and other factors. The factors that affect spending estimates vary by program. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

The AIS states that in fiscal year 2009-10, All Funds spending for grants to local governments is proposed to total $93.2 billion. Total spending is comprised of State aid for medical assistance providers and public health programs, education, temporary and disability assistance, mental hygiene programs, transportation, children and family services, and local government assistance. Other local assistance programs include criminal justice, economic development, housing, parks and recreation, and environmental quality.

State operations spending, which is projected to total $19.9 billion in fiscal year 2009-10, finances the costs of Executive agencies, the Legislature and Judiciary. The largest agencies in dollar terms and staffing levels include SUNY, Correctional Services, Mental Hygiene, DOH, and State Police.

General State charges account for the costs of fringe benefits provided to State employees and retirees of the Executive, Legislative and Judicial branches, and certain fixed costs paid by the State. All Funds spending on GSCs is expected to total $5.7 billion in fiscal year 2009-10, and includes health insurance spending for employees and retirees, pensions and Social Security.

The State pays debt service on all outstanding State-supported bonds, including general obligation bonds and bonds issued by State public authorities. All Funds debt service is projected at $5.1 billion in fiscal year 2009-10, transferred from the General Fund or other State funds depending on the type of bonds. The Financial Plan includes $12 million in savings from debt management actions, facilitated by legislation providing greater flexibility in administering the PIT revenue bond program and by administrative actions to reduce costs that include a goal of selling 25% of bonds on a competitive basis and maximizing refunding opportunities.

Capital projects account for spending across all functional areas to finance costs related to the acquisition, construction, repair or renovation of fixed assets. All Funds capital spending is expected to total $8.8 billion in fiscal year 2009-10, a majority of which is for transportation spending. The balance of projected spending will support capital investments in the areas of economic development, education, mental hygiene and public protection, parks and the environment, and other areas.

GAAP-Basis Financial Plans/GASB Statement 45

In addition to the cash-basis Financial Plans, State law requires the Financial Plan be presented for informational purposes on a GAAP basis, in accordance with standards and regulations set forth by the Governmental Accounting Standards Board ("GASB"). Thus, the GAAP projections provided herein are intended to supplement, for informational purposes, the cash-basis Financial Plan.

The AIS states that in fiscal year 2009-10, the General Fund GAAP Financial Plan shows total revenues of $46.5 billion, total expenditures of $54.6 billion, and net other financing sources of $8.7 billion, resulting in an operating surplus of $561 million. These results reflect the impact of the Enacted Budget gap-closing actions.

The GAAP-basis results for fiscal year 2007-08 showed the State in a net positive asset condition of $47.7 billion after reflecting the impact of GASB Statement 45 "Accounting and Financial Reporting by Employers for Post-Retirement Benefits."

The State used an independent actuarial consulting firm to calculate retiree health care liabilities. The analysis calculated the present value of the actuarial accrued total liability for benefits as of March 31, 2008 at $49.9 billion ($41.4 billion for the State and $8.5 billion for SUNY), using the level percentage of projected payroll approach under the Frozen Entry Age actuarial cost method. The actuarial accrued liability was calculated using a 4.2% annual discount rate. According to the AIS, DOB expects the present value of the actuarial accrued total liability for benefits as of March 31, 2009 for the State, including SUNY, may increase by as much as $9 billion.

This liability was disclosed in the fiscal year 2007-08 basic GAAP financial statements issued by the State Comptroller in July 2008. GASB rules indicate the liability may be amortized over a 30-year period; therefore, only the annual amortized liability above the current pay-as-you-go ("PAYGO") costs is recognized in the financial statements. The fiscal year 2007-08 liability totaled $3.8 billion ($3.1 billion for the State and $0.7 billion for SUNY) under the Frozen Entry Age actuarial cost method amortized based on a level percent of salary, or roughly $2.7 billion ($2.1 billion for the State and $0.6 billion for SUNY) above the current PAYGO retiree costs. This difference between the State's PAYGO costs and the actuarially determined required annual contribution under GASB Statement 45 reduced the State's currently positive net asset condition at the end of fiscal year 2007-08 by $2.7 billion.

 GASB does not require the additional costs to be funded on the State's budgetary basis, and no funding is assumed for this purpose in the Financial Plan. On a budgetary (cash) basis, the State continues to finance these costs, along with all other employee health care expenses, on a PAYGO basis. Anticipated increases in these costs are reflected in the State's multi-year Financial Plan. If the GASB Statement 45 liability were pre-funded at this time, the additional cost above the PAYGO amounts would be lowered. The State's Health Insurance Council will continue to review this matter, and seek input from the State Comptroller, the legislative fiscal committees and other outside parties.

Fiscal Year 2008-2009 Cash-Basis Results (Unaudited)

The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by GAAP, showing revenues and expenditures. As of the date hereof, the State's financial results for fiscal year 2008-09 have not been audited.

GENERAL FUND. According to the AIS, the State ended fiscal year 2008-09 in balance on a cash basis in the General Fund. The General Fund ended the 2008-09 fiscal year with a balance of $1.9 billion, which included dedicated balance of $1.2 billion in the State's rainy day reserve funds that can only be used for unforeseen mid-year shortfalls, the contingency reserve fund to guard against litigation risks, the Community Projects Fund and $503 million in general reserves.

General Fund receipts, including transfers from other funds, were $1.84 billion lower than the State's initial projections for fiscal year 2008-09. Disbursements for the year, including transfers to other funds, finished at $1.75 billion lower than initially expected. This resulted in $83 million less available in cash reserves than was planned when the budget was enacted.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $53.8 billion in fiscal year 2008-09, $705 million (1.3%) higher than in fiscal year 2007-08. This annual increase is largely attributable to increases in PIT, transfers from other funds, and miscellaneous receipts and grants, offset by lower-than-projected collections in business taxes, sales and use taxes, and all other taxes. General Fund spending, including transfers to other funds, totaled $54.6 billion in fiscal year 2008-09, an increase of $1.2 billion from 2007-08.

STATE OPERATING FUNDS. According to the AIS, State Operating Funds receipts totaled $75.2 billion in fiscal year 2008-09, a decrease of $371 million from the fiscal year 2007-08 results. Apart from the growth in General Fund receipts described above, tax receipts to other State Operating Funds decreased. Actual State Operating Funds disbursements totaled $78.2 billion in fiscal year 2008-09, an increase of $1.2 billion from the fiscal year 2007-08 results. School aid was the largest source of annual program growth. The State ended the 2008-09 fiscal year with a State Operating Funds cash balance of $4.7 billion.

ALL FUNDS. The All Funds Financial Plan includes federal aid received by the State and capital project funds. The All Funds Financial Plan records the operations of the four governmental fund types: the General Fund, Special Revenue Funds, Capital Project Funds, and Debt Service Funds.

According to the AIS, the State ended the 2008-09 fiscal year with an All
Funds cash balance of $4.6 billion. Along with the $4.7 billion State Operating Funds balance described above, federal operating funds had a closing balance of $376 million, offset by a negative capital project funds closing balance of $507 million. All Funds receipts for fiscal year 2008-09 totaled $119.2 billion, an increase of $3.8 billion over fiscal year 2007-08 results. Annual growth in federal grants and miscellaneous receipts was partially offset by a decline in tax receipts, largely attributable to business tax declines. All Funds disbursements for fiscal year 2008-09 totaled $121.6 billion, an increase of $5.5 billion over fiscal year 2007-08 results. The annual change reflects growth in school aid, Medicaid, transportation aid, economic development aid and other State programs.

Fiscal Year 2008-09 GAAP-Basis Results

The State Comptroller prepares Basic Financial Statements and Other Supplementary Information on a GAAP basis for governments as promulgated by GASB. The Basic Financial Statements, are released in July each year and, thus, are unavailable for fiscal year 2008-09 as of the date hereof. The Basic Financial Statements include various statements audited by independent certified public accountants. The Comptroller also prepares and issues a Comprehensive Annual Financial Report, which includes a management discussion and analysis, the Basic Financial Statements, other supplementary information which includes individual fund combining statements, and a statistical section. Both the Basic Financial Statements and Other Supplementary Information and Comprehensive Annual Financial Reports for prior fiscal years can be obtained from OSC, 110 State Street, Albany, NY 12236 or at the OSC website at www.osc.state.ny.us.

INVESTMENT OF STATE MONEYS

The State Comptroller is responsible for the investment of substantially all State moneys. By law, such moneys may be invested only in obligations issued or guaranteed by the federal government or the State, obligations of certain federal agencies that are not guaranteed by the federal government, certain general obligations of other states, direct obligations of the State's municipalities and obligations of certain public authorities, certain short-term corporate obligations, certain bankers' acceptances, and certificates of deposit secured by legally qualified governmental securities. All securities in which the State invests moneys held by funds administered within the State Treasury must mature within twelve years of the date they are purchased. Money impounded by the Comptroller for payment of tax and revenue anticipation notes ("TRANs") may only be invested, subject to the provisions of the State Finance Law, in (i) obligations of the federal government, (ii) certificates of deposit secured by such obligations, or (iii) obligations of or obligations guaranteed by agencies of the federal government as to which the payment of principal and interest is guaranteed by the federal government.

According to the AIS, the Comptroller is authorized to make temporary loans from the Short-Term Investment Pool ("STIP") to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year and loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements).

According to the AIS, the State Comptroller repays loans from the first cash receipts into the borrowing fund or account. Fund balances outside the General Fund are presented on a net basis, i.e., they are reduced by the amount of outstanding temporary loans from STIP. The primary sources of this outstanding loan balance include timing-related delays in the receipt from Federal Funds and the sale of bonds used to finance capital projects, a delinquent SUNY hospital loan, and unreimbursed costs related to the Office for Technology Internal Service funds. According to the AIS, the total outstanding loan balance at March 31, 2009 was $1.551 billion, a decrease of $310 million from the outstanding loan balance at March 31, 2008.


DEBT AND OTHER FINANCING ACTIVITIES

State Law requires the Governor to submit the five-year Capital Program and Financing Plan (the "Plan") with the Executive Budget and to submit an update thereto by 30 days after the enactment of the State budget. A copy of the Executive Budget and the Plan can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 474-8282, or at www.budget.state.ny.us. The Plan submitted in connection with the Enacted Budget is the 2009-10 Enacted Budget Capital Program and Financing Plan dated May 1, 2009 (the "Enacted Capital Plan"). According to the AIS, the Enacted Capital Plan projects that $4.1 billion of State PIT Revenue Bonds, $100 million of SUNY Dormitory Facilities Revenue Bonds, and $520 million of Mental Health Facilities Improvement Revenue Bonds will be issued in 2009-10. The Enacted Capita Plan also projects the issuance of $577 million of Dedicated Highway and Bridge Trust Fund Bonds in fiscal year 2009-10.

"State-related debt" consists of State-supported debt, where the State, subject to an appropriation, is directly responsible for paying debt service, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances. "State-supported debt" is a subset of State-related debt. It includes general obligation debt, to which the full faith and credit of the State has been pledged, and lease-purchase and contractual obligations of public authorities and municipalities, where the State's legal obligation to make payments to those public authorities and municipalities is subject to and paid from annual appropriations made by the Legislature. Since May 2002, the State has financed its capital program, previously financed through lease-purchase and contractual obligations of public authorities, with State PIT Revenue Bonds, issued by the Dormitory Authority of the State of New York ("DASNY"), the New York State Environmental Facilities Corporation, the Housing Finance Agency, the New York State Thruway Authority ("Thruway Authority") and the Urban Development Corporation (collectively, the "Authorized Issuers").

According to the AIS, the State's fiscal year 2009-10 borrowing plan projects new issuance of $599 million in general obligation bonds; $577 million in bonds issued by the Thruway Authority to finance capital projects for transportation; $520 million in revenue bonds issued by DASNY to finance capital projects at mental health facilities; $100 million in revenue bonds to finance capital projects related to student dormitories; and $4.1 billion in State PIT Revenue Bonds to finance various capital programs. For detailed information on the State's projected bond issuances, please refer to the Enacted Capital Plan, which can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 474-8282, or at www.budget.state.ny.us. The projections of State borrowings for the 2009-10 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

GENERAL OBLIGATION FINANCINGS AND BONDS OUTSTANDING. The AIS states that under the State Constitution, the State may not, with limited exceptions for emergencies, undertake a long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. However, the Debt Reform Act of 2000 ("Debt Reform Act") imposed statutory limitations on new State-supported debt issued on and after April 1, 2000. The Debt Reform Act limits the maximum term of State-supported bonds, including general obligation bonds, to thirty years. For more information on the Debt Reform Act, see "DEBT AND OTHER FINANCING ACTIVITIES-LIMITATIONS ON STATE-SUPPORTED DEBT - DEBT REFORM ACT OF 2000," below.

Under the State Constitution, the State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing TRANs, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their date of issuance and cannot be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to the enactment of the fiscal reform program which created the Local Government Assistance Corporation. BANs may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations, and must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance. In order to provide flexibility within these maximum term limits, the State had previously utilized the BANs authorization to conduct a commercial paper program to fund disbursements eligible for general obligation bond financing.

General obligation debt is currently authorized for transportation, environment and housing purposes. The amount of general obligation bonds issued in the 2008-09 fiscal year (excluding refunding bonds) was $455 million, and as of March 31, 2009, the total amount of general obligation debt outstanding was $3.3 billion. The Enacted Capital Plan projects that approximately $599 million in general obligation bonds will be issued in 2009-10.

STATE PIT REVENUE BOND FINANCING. Legislation enacted in 2001 provided for the issuance of State PIT Revenue Bonds by the Authorized Issuers. The legislation provides that 25% of State PIT receipts, excluding refunds owed to taxpayers, be deposited to the RBTF for purposes of making debt service payments on State PIT Revenue Bonds, with excess amounts returned to the General Fund. Legislation enacted in 2007 increased the amount of PIT receipts to be deposited into the RBTF by removing an exclusion for PIT amounts deposited to the STAR Fund. In the event that (i) the State Legislature fails to appropriate amounts required to make all debt service payments on the State PIT Revenue Bonds or (ii) having been appropriated and set aside pursuant to a certificate of the Director of the Budget, financing agreement payments have not been made when due on the State PIT Revenue Bonds, the legislation requires that PIT receipts continue to be deposited to the RBTF until amounts on deposit in the Fund equal the greater of (i) 25% of annual PIT receipts or (ii) $6 billion.

The first State PIT Revenue Bonds were issued on May 9, 2002, and since that time, all of the Authorized Issuers have issued State PIT Revenue Bonds. To date, State PIT Revenue Bonds have been issued to support programs related to six general purposes: education, economic development and housing, environment, State facilities and equipment, transportation and health care. For the first time, in fiscal year 2007-08, State PIT bonds were issued to support the Health Care Efficiency and Affordability Law for New Yorkers ("Heal NY") Capital Grant Program. State PIT Revenue Bonds are expected to continue to be the primary financing vehicle for a broad range of existing or new State-supported debt programs authorized to be secured by service contract or lease-purchase payments. As of March 31, 2009, approximately $13.7 billion of State PIT Revenue Bonds were outstanding.

According to the AIS, the Enacted Budget projects that $4.1 billion of State PIT Revenue Bonds will be issued in fiscal year 2009-10. In addition, the Enacted Budget authorizes the use of State PIT revenue bonds to finance the mental health facilities program, in response to the turbulence in the credit markets. During the 2008-09 fiscal year, credit spreads have diverged by more than 100 basis points for highly rated credits like PIT and lower rated credits like Mental Health. If this trend continues, according to the AIS, the State may temporarily use State PIT Revenue Bonds to finance its new money needs for the Mental Health program and refund certain variable rate bonds ($560 million) in the 2009-10 fiscal year.

STATE-SUPPORTED LEASE-PURCHASE AND CONTRACTUAL-OBLIGATION FINANCINGS. The
State utilizes certain long-term financing mechanisms, lease-purchase and contractual obligation financings which involve obligations of public authorities or municipalities where debt service is payable by the State, but which are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State's highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State.

Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

LOCAL GOVERNMENT ASSISTANCE CORPORATION ("LGAC"). In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation also dedicated revenues equal to one cent of the State's four cent sales and use tax to pay debt service on these bonds. As of June 1995, LGAC had issued State-supported bonds and notes to provide net proceeds of $4.7 billion, completing the program. The issuance of these long-term obligations are to be amortized over a period of no more than 30 years.

The legislation eliminated annual seasonal borrowing of the State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time. Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no TRANs seasonal borrowing in the fifth year). This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the General Bond Resolution and General Subordinate Lien Bond Resolution (the "LGAC Resolutions") authorizing such bonds. No restrictions were placed upon the State's ability to issue deficit notes.

The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Legislation enacted in 2003 currently requires LGAC to certify, in addition to its own cash needs, $170 million annually to provide an incentive for the State to seek an annual appropriation to provide local assistance payments to New York City or its assignee. In May 2004, LGAC amended the LGAC Resolutions to make clear that (i) any failure to certify or make payments to the City or its assignee has no impact on LGAC's own bondholders; and (ii) if any such act or omission were to occur with respect to any possible bonds issued by New York City or its assignee, that act or omission would not constitute an Event of Default with respect to LGAC bonds. The Enacted Budget includes a local assistance appropriation of $170 million from the Local Government Assistance Tax Fund to New York City.

CONTINGENT CONTRACTUAL-OBLIGATION FINANCING. According to the AIS, the State may also enter into statutorily authorized contingent-contractual obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2009-10 fiscal year.

SECURED HOSPITAL PROGRAM. Pursuant to legislation enacted in 1985, the State entered into service contracts establishing a contingent-contractual obligation under financings related to the Secured Hospital Program for the purpose of enabling certain financially distressed not-for-profit hospitals to gain access to the capital markets. The State service contracts obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and by DASNY (all now included as debt of DASNY), in the event there are shortfalls of revenues from certain other sources. As of March 31, 2009, there were nine secured hospital borrowers and a total of $682 million in bonds outstanding with annual debt service payments of $77.9 million due during State fiscal year 2009-10. The State has never been required to make any payments pursuant to the service contracts.

As of March 31, 2009, four of the nine secured hospital borrowers were not current in making the monthly debt service payments required by their loan agreements, although one of the four made a payment and was no longer in arrears on April 1, 2009. According to the AIS, the State anticipates that the annual bond debt service payments due during the State's 2009-10 fiscal year on all outstanding Secured Hospital Program bonds will be paid pursuant to the loan agreements between the hospitals and DASNY or from other sources, other than payments by the State pursuant to the service contracts. Thus, according to the AIS, the State does not anticipate being required to make any payments under the Secured Hospital Program service contracts during the 2009-10 fiscal year.

TOBACCO SETTLEMENT FINANCING CORPORATION. Legislation enacted in 2003 authorized the State to securitize all of its tobacco settlement payments to the Tobacco Settlement Financing Corporation ("TSFC") through an asset-backed securitization transaction. To lower costs, the legislation authorized the State to enter into contingency contracts obligating the State to pay debt service, subject to annual appropriations, on the TSFC bonds in the event that tobacco receipts and bond reserves are insufficient. To ensure that State contractual payments will not be required and that tobacco receipts and bond reserves are sufficient to pay debt service, the TSFC bonds were structured to meet or exceed all rating agency tobacco bonds stress tests. The $4.2 billion of upfront payments received by the State from the securitization were used to help restore State budget balance in fiscal years 2003-04 and 2004-05. As of March 31, 2009, approximately $3.59 billion in TSFC bonds were outstanding.

The bonds carry a final nominal maturity of 19 years and an expected final maturity of 13 years, based on optional redemptions. The expected final maturity may deviate due to the optional nature of the redemptions and adjustments to tobacco settlement payments due from participating manufacturers. According to the AIS, various manufacturers, including the original participating manufacturers, have adjusted payments downward or indicated that they plan on adjusting subsequent payments downward to states and territories, or otherwise have deposited or will deposit payments into a special disputed payments account awaiting determination of entitlement to adjustments.

MORAL OBLIGATION FINANCINGS. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State expended funds pursuant to moral obligation provisions. According to the AIS, the State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2009-10 fiscal year.

STATE-GUARANTEED FINANCINGS. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the State Job Development Authority ("JDA"). According to the AIS, the State has never been called upon to make any direct payments pursuant to any such guarantees.

Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. In April 2004, JDA issued approximately $42.4 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. As of March 31, 2009, JDA had approximately $32.5 million of bonds outstanding. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2009-10 fiscal year.

OTHER STATE FINANCINGS. Other State financings relate to the issuance of debt by a public authority on behalf of a municipality which receives proceeds of the sale. To ensure that debt service payments are made, the municipality assigns specified State and local assistance payments it receives to the issuer or the bond trustee. The State has no legal obligation to make any debt service payments or to continue to appropriate local assistance payments that are subject to the assignment.

MORE INFORMATION ON STATE-RELATED DEBT. Additional information on state-related debt, including the amount of debt outstanding by bond authorization, an overview of State-related debt trends during the last ten years with estimates for the current year, and current and future debt service requirement amounts, may be found in the AIS.

DEBT REDUCTION RESERVE FUND. The Debt Reduction Reserve Fund ("DRRF") was created in 1998 to set aside resources that could be used to reduce State-supported indebtedness either through the use of DRRF as a pay-as-you-go financing source, reduce debt service costs, or defease outstanding debt. Since fiscal year 1999-2000, over $1.3 billion has been deposited to DRRF and used to
(i) pay cash for projects that would have otherwise been bond financed, (ii) defease existing high cost debt or (iii) provide resources to redeem existing high-cost State-supported debt. The State spent $49 million of DRRF in fiscal year 2008-09 to defease high-cost debt.

According to the AIS, the Enacted Budget authorizes up to $250 million for DRRF to deal with uncertain market conditions. The AIS states that this appropriation will only be funded if resources become available, and would give the State the flexibility to react to market conditions and apply additional resources to mitigate risks in the State's debt portfolio. This appropriation could be used to fund swap termination costs, capital projects, cost of issuance, or to defease high cost debt.

LIMITATIONS ON STATE-SUPPORTED DEBT - DEBT REFORM ACT OF 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which is intended to improve the State's borrowing practices and applies to all new State-supported debt issued on and after April 1, 2000. The Debt Reform Act imposes phased-in caps on new debt outstanding and new debt service costs, limits the use of debt to capital works and purposes only, and establishes a maximum term of 30 years on such debt. The cap on new State-supported debt outstanding will gradually increase until it is fully phased-in at 4% of personal income in fiscal year 2010-11. Similarly, the cap on new State-supported debt service costs will gradually increase until it is fully phased in at 5% of total governmental funds receipts in fiscal year 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either of the caps on the debt outstanding or debt service is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore, according to the AIS, DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation as of the date hereof of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2008. On October 30, 2008, the State reported that it was in compliance with both debt caps, with applicable debt outstanding at 2.33% of personal income and debt service on such debt at 1.48% of total governmental receipts, compared to the caps of 3.32% for each.

According to the AIS, current projections estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the next several years. However, the State has entered into a period of significantly declining debt capacity. Available cap room, in regards to debt outstanding, is expected to decrease $6 billion (88%) from 0.74% in 2009-10 to only 0.08% in 2011-12. In addition, debt outstanding is projected to exceed the cap by 0.03% ($314 million) in 2012-13 and by 0.04% ($384 million) in 2013-14. According to the AIS, the State plans to take actions in future budget cycles before fiscal year 2012-13 in order to stay within the statutory debt limits.

LIMITATIONS ON STATE-SUPPORTED DEBT - INTEREST RATE EXCHANGE AGREEMENTS AND
NET VARIABLE RATE OBLIGATIONS. Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The limit on debt instruments which result in a net variable rate exposure (i.e., both variable rate debt and interest rate exchange agreements) is no more than 20% of total outstanding State-supported debt. Interest rate exchange agreements are limited to a total notional amount of no more than 20% of total outstanding State-supported debt. As of March 31, 2009, State-supported debt in the amount of $47.0 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of about $9.4 billion each. The AIS states that as of March 31, 2009, both the amount of outstanding variable rate debt instruments and interest rate exchange agreements were less than the authorized totals of 20% of total outstanding State-supported debt, and were projected to be below the caps for the entire forecast period through fiscal year 2012-13.

INTEREST RATE EXCHANGE AGREEMENTS. The AIS states that as of March 31, 2009, five issuers had entered into a notional amount of $3.99 billion of interest rate exchange agreements that are subject to the interest rate exchange agreement cap, or 8.5% of total debt outstanding.

The State is currently repositioning its swaps portfolio to mitigate the negative effects of the ongoing credit crisis in the global markets. From March 2008 through March 2009, the State terminated $2.0 billion notional amount of swaps. Given the current dislocations in the underlying variable rate markets and recent experience with the existing portfolio of swaps, the State has no plans to increase its swap exposure, and may take further actions to reduce swap exposures commensurate with variable rate restructuring efforts.

The interest rate exchange agreements outstanding as of March 31, 2009 were part of refunding transactions that resulted in fixed rates that range between 2.86% and 3.66% - rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. As of March 31, 2009, the net mark-to-market value of all the outstanding swaps (the total amount the State would pay to the counterparties for the collective authorized issuers should all the swaps be terminated) was approximately $577 million. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, if interest rates rise from levels that existed in March 2009, it is expected the State's termination amounts would decline. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

The AIS states that as of March 31, 2009, the State had also entered into approximately $746 million in swaps to create synthetic variable rate exposure, including $128 million of synthetic variable rate obligations and $618 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which the State receives a fixed rate comparable to the rate it pays on the bonds, and pays the Bond Market Association variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, according to the AIS, this approach can be a less costly way to achieve additional variable rate exposure. The synthetic variable rate debt also provides the benefit of reducing the State's counterparty exposure under the synthetic fixed rate bonds (as determined by an independent financial advisor). In addition, these transactions are considered "excluded agreements" under the legislation and not counted under the swaps cap. As of March 31, 2009, the net mark-to-market value of the State's synthetic variable rate swaps (the total amount the State would receive from the collective authorized issuers should all swaps be terminated) was $30 million. They do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings, monthly reporting requirements, the adoption of guidelines by the governing boards of the Authorized Issuers, collateral requirements, an independent finding that the swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association ("ISDA") documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

NET VARIABLE RATE OBLIGATIONS. The AIS states that as of March 31, 2009 the State had about $1.8 billion of outstanding variable rate debt instruments subject to the net variable rate exposure cap, or 3.8% of total debt outstanding. That amount included $1.65 billion of unhedged variable rate obligations and $128 million of synthetic variable rate obligations. The State's current policy is to count 35% of the notional amount of outstanding 65% of LIBOR fixed rate swaps in its variable rate exposure. This policy reserve accounts for the possibility that tax policy or market conditions could result in significant differences between payments owed on the underlying variable rate bonds and the amount received by the State under their 65% of LIBOR swaps, and that the factors affecting such payments can be consistent with variable rate exposure. Variable rate bonds that are related to swaps pursuant to which the State pays a fixed rate of interest are excluded from the calculation of variable rate debt instruments outstanding.

The State also has $2.4 billion of fixed rate obligations that may convert to variable rate obligations in the future. This includes $1.75 billion in State-supported convertible rate bonds currently outstanding bearing a fixed rate until future mandatory tender dates in 2011, 2012 and 2013, at which time they can convert to either a fixed or variable rate. Similar to these convertible bonds, the $618 million in forward starting synthetic variable rate obligations result in the State paying a fixed rate through 2014 and a variable rate between 2014 and 2030. Legislation enacted in 2005 amended the State Finance Law to clarify that convertible bonds, synthetic variable obligations and similar obligations that were issued on or before July 1, 2005 and which result in the State paying a fixed rate in a fiscal year do not count under the variable rate cap until the fiscal year in which the State may pay a variable rate.

STATE RETIREMENT SYSTEMS

Recent market volatility and the recent decline in the market value of many equity investments have negatively impacted the assets held for the State and Local Retirement Systems (the "Systems"). According to the AIS, these or future downturns in financial markets will not affect the State's contributions to the Systems for fiscal year 2009 (which was based on the value of the assets as of April 1, 2007 and has already been paid) or the estimated contribution to the Systems for fiscal year 2010 (which is based on the value of the pension fund and its liabilities as of April 1, 2008). However, such downturns will result in an increase in the amount of the contributions required to be made for fiscal years after fiscal year 2010. The amount of such increases would depend, in part, on the value of the pension fund as of each April 1 as well as on the present value of the anticipated benefits to be paid by the pension fund as of each April 1. The AIS states that for fiscal year 2011, OSC anticipates a significant increase in contributions as compared to fiscal year 2010.

On May 29, 2009, according to the Supplement, the State Comptroller released a preliminary estimate indicating that the rate of return for the New York State Common Retirement Fund (the "Retirement Fund") assets was a negative 26.3%, with the Retirement Fund value declining to approximately $109.9 billion for the fiscal year that ended March 31, 2009. The Comptroller attributed the Retirement Fund's decline to the global economic crisis, which drove the major U.S. stock indices down between 33 and 40%. The Comptroller said the market downturn would require higher employer pension contribution rates in future years, and proposed legislation to give State and local government employers an option to manage those expected increases.

Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. According to the AIS, OSC reports that the net assets available for benefits as of March 31, 2008 were $155.8 billion (including $2.9 billion in receivables), a decrease of $0.8 billion (0.5%) from the fiscal year 2006-07 level of $156.6 billion, reflecting, in large part, equity market performance. According to the AIS, OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries increased from $163.1 billion on April 1, 2007 to $170.5 billion (including $66.1 billion for current retirees and beneficiaries) on April 1, 2008. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differed from net assets on April 1, 2008 in that amortized cost was used instead of market value for bonds and mortgages and the non-fixed investments utilized a smoothing method which recognized 20% of unexpected gain for the 2008 fiscal year, 40% of the unexpected gain for the 2007 fiscal year, 60 % of the unexpected gain for the 2006 fiscal year and 80% of the unexpected gain for the 2005 fiscal year. Actuarial assets increased from $142.6 billion on April 1, 2007 to $151.8 billion on April 1, 2008. The funded ratio, as of April 1, 2008, using the entry age normal funding method, was 107%.

AUTHORITIES AND LOCALITIES

PUBLIC AUTHORITIES. For the purposes of this disclosure, public authorities refer to certain of the State's public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt under the section above entitled "DEBT AND OTHER FINANCING ACTIVITIES." As of December 31, 2008, 19 State public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $140 billion, only a portion of which constitutes State-supported or State-related debt.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

THE CITY OF NEW YORK. According to the AIS, the fiscal demands on the State may be affected by the fiscal condition of New York City (the "City"), which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The current financial crisis has had a pronounced impact on the City's economy, including significant declines in revenue, employment, wages, tourism and activity in the commercial and residential real estate markets. The official financial disclosure of New York City and the financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, City Director of Investor Relations, (212) 788-5875 or contacting the City Office of Management and Budget, 75 Park Place, 6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by The City of New York.

OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. While a relatively infrequent practice, deficit financing has become more common in recent years. Between 2004 and 2008, the State Legislature authorized 17 bond issuances to finance local government operating deficits. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2009-10 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. Similarly, State policymakers have expressed interest in implementing a property tax cap for local governments. Adoption of a property tax cap would affect the amount of property tax revenue available for local government purposes and could adversely affect their operations, particularly those that are heavily dependent on property tax revenue such as school districts. Ultimately, localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

LITIGATION

The legal proceedings listed below involve various claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State's finances in the 2009-10 fiscal year or thereafter. According to the AIS, the State intends to describe newly initiated proceedings which the State deems to be material, as well as any material and adverse developments in the listed proceedings, in quarterly updates and/or supplements to the AIS. The AIS states that for the purpose of this "Litigation" section, the State defines "material and adverse developments" as rulings or decisions on or directly affecting the merits of a proceeding that have a significant adverse impact upon the State's ultimate legal position, and reversals of rulings or decisions on or directly affecting the merits of a proceeding in a significant manner, whether in favor of or adverse to the State's ultimate legal position. The State intends to discontinue disclosure with respect to any individual case after a final determination on the merits or upon a determination by the State that the case does not meet the materiality threshold described above.

The AIS states that as of the date thereof, except as described below, there is no current material litigation involving the State's constitutional or statutory authority to contract indebtedness, issue its obligations, or pay such indebtedness when due, or affects the State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues. In regards to other claims and litigation not described below, the AIS states that although the amounts of potential losses, if any, resulting from such claims are not presently determinable, it is the State's opinion that its ultimate liability in any of these cases is not expected to have a material and adverse effect on the State's financial position in the 2009-10 fiscal year or thereafter. The Basic Financial Statements for fiscal year 2008-09, which OSC expects to issue in July 2009, will report possible and probable awarded and anticipated unfavorable judgments against the State.

Adverse developments in the proceedings described below, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced Financial Plan. According to the AIS, the State believes that the Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2009-10 fiscal year. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential Financial

Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced Financial Plan.

REAL PROPERTY CLAIMS. In ONEIDA INDIAN NATION OF NEW YORK V. STATE OF NEW
YORK, 74-CV-187 (NDNY), the alleged successors-in-interest to the historic Oneida Indian Nation seek a declaration that they hold a current possessory interest in approximately 250,000 acres of lands that the tribe sold to the State in a series of transactions that took place beginning in 1795 and ending in 1846, and ejectment of the State and Madison and Oneida Counties from all publicly-held lands in the claim area. This case remained dormant while the Oneidas pursued an earlier action which sought limited relief relating to a single 1795 transaction and the parties engaged in intermittent, but unsuccessful, efforts to reach a settlement. In 1998, the United States filed a complaint in intervention in ONEIDA INDIAN NATION OF NEW YORK. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

Further efforts at settlement of this action failed to reach a successful outcome. While such discussions were underway, two significant decisions were rendered by the U.S. Supreme Court and the Second Circuit Court of Appeals which changed the legal landscape pertaining to ancient land claims: CITY OF SHERRILL V. ONEIDA INDIAN NATION OF NEW YORK, 544 U.S. 197 (2005), and CAYUGA INDIAN NATION OF NEW YORK V. PATAKI, 413 F.3d 266 (2d Cir. 2005), cert. denied, 126 S.Ct. 2021, 2022 (2006). Taken together, these cases have made clear that the equitable doctrines of laches, acquiescence, and impossibility can bar ancient land claims. These decisions prompted the District Court to reassess its 2002 decision, which in part had struck such defenses, and to permit the filing of a motion for summary judgment predicated on the Sherrill and Cayuga holdings. On August 11, 2006, the defendants moved for summary judgment dismissing the action, based on the defenses of laches, acquiescence, and impossibility. By order dated May 21, 2007, the District Court dismissed plaintiffs' claims to the extent that they asserted a possessory interest, but permitted plaintiffs to pursue a claim seeking the difference between the amount paid and the fair market value of the lands at the time of the transaction. The District Court certified the May 21, 2007 order for interlocutory appeal and, on July 13, 2007, the Second Circuit granted motions by both sides seeking leave to pursue interlocutory appeals of that order. The cross-appeals have been fully briefed, and oral argument before the Second Circuit was conducted on June 3, 2008. The case now awaits decision by the Second Circuit.

Other Indian land claims include CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, ET AL. V. STATE OF NEW YORK, ET AL., AND THE ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL., both in the United States District Court for the Northern District of New York.

In CANADIAN ST. REGIS BAND OF MOHAWK INDIANS, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the State's motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On February 10, 2006, after renewed efforts at settlement failed to resolve this action, and recognizing the potential significance of the SHERRILL and CAYUGA appeals, the District Court stayed all further proceedings in this case until 45 days after the U.S. Supreme Court issued a final decision in Cayuga. On November 6, 2006, after certiorari was denied in CAYUGA, the defendants in CANADIAN ST. REGIS BAND OF MOHAWK INDIANS moved for judgment on the pleadings. Although the motion is fully briefed and awaiting decision, on April 16, 2008, the District Court issued an order staying the case until a decision is rendered with respect to the pending appeal in the ONEIDA case.

In THE ONONDAGA NATION V. THE STATE OF NEW YORK, ET AL., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Six Nations Iroquois Confederacy, and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The "aboriginal territory" described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On August 15, 2006, based on SHERRILL and CAYUGA, the defendants moved for an order dismissing this action, based on laches. The motion is now fully briefed and awaiting decision.

CAYUGA INDIAN NATION OF NEW YORK, ET AL. V PATAKI, ET AL., USDC, NDNY, 80-CV-930 (McCurn, DJ) (2d Cir. [02-6111]) involved approximately 64,000 acres in Seneca and Cayuga Counties surrounding the northern portion of Cayuga Lake that the historic Cayuga Nation sold to the State in 1795 and 1807 in alleged violation of the Nonintercourse Act (first enacted in 1790 and now codified at 25 U.S.C.
section 177) because the transactions were not held under federal supervision, and were not formally ratified by the United States Senate and proclaimed by the President. After two lengthy trials, the District Court in 2001 denied ejectment as a remedy, and rendered a judgment against the State for damages and prejudgment interest in the net amount of $250 million. The State appealed. The tribal plaintiffs (but not the U.S.) cross-appealed, seeking ejectment of all of the present day occupants of the land in the 64,000 acre claim area and approximately $1.5 billion in additional prejudgment interest.

On June 28, 2005, the Second Circuit reversed and entered judgment dismissing the CAYUGA action, based upon the intervening 2005 Supreme Court decision in SHERRILL, which held (in the context of a property tax dispute involving a parcel that the tribe had purchased in fee within the Oneida claim area) that disruptive claims of Indian sovereignty could be barred by equitable defenses, including laches, acquiescence and impossibility. CAYUGA INDIAN NATION V. PATAKI, 413 F.3d 266 (2d Cir. 2005). The Second Circuit concluded that the same equitable considerations that the Supreme Court relied on in SHERRILL applied to the Cayugas' possessory claim and required dismissal of the entire lawsuit, including plaintiffs' claim for money damages and their claim for ejectment. The Second Circuit also held that the United States' complaint-in-intervention was barred by laches. The Supreme Court denied certiorari in Cayuga on May 15, 2006. 126 S. Ct. 2021, 2022.

This case was closed but recently became active when the CAYUGA plaintiffs filed a Federal Rule of Civil Procedure 60(b)(6) motion to have the judgment vacated. Along with this motion a letter was sent to Judge McCurn's chamber seeking a stay of the 60(b)(6) motion until after the Second Circuit decides the appeal in the ONEIDA case. The motion is premised on Judge Kahn's ruling in ONEIDA, discussed above, that in spite of the Second Circuit decision in CAYUGA, the tribe may proceed to prove a non-possessory claim for unjust compensation against the State defendant. By stipulation of the parties, so-ordered by Judge McCurn, further briefing on the Cayugas' motion for relief from judgment has been suspended, pending the outcome of the ONEIDA appeal that was argued on June 3, 2008.

TOBACCO MASTER SETTLEMENT AGREEMENT ("MSA"). In FREEDOM HOLDINGS INC. ET AL.
V. SPITZER ET ANO., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 MSA that the State and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an "output cartel" in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants' motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion dated January 6, 2004, the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs' motion for a preliminary injunction, except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. In December 2006, the motions and cross-motions of the parties for summary judgment were fully submitted to the District Court. By order dated July 7, 2008, the District Court requested updated statistical information and other information needed to resolve certain material questions. Following an evidentiary hearing, by December 15, 2008 order summarizing a preliminary decision, the District Court dismissed all of plaintiff's claims. On January 12, 2009, the District Court issued its opinion and order granting judgment dismissing the complaint. Plaintiff has appealed and the appeal is pending.

STATE MEDICAID PROGRAM. There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including NEW YORK STATE HEALTH FACILITIES ASSOCIATION, ET AL. V. DEBUONO, ET AL., ST. LUKE'S NURSING CENTER, ET AL. V. DEBUONO, ET AL., NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING V. DEBUONO, ET AL. (six cases); and MATTER OF NAZARETH HOME OF THE FRANCISCAN SISTERS, ET AL. V. NOVELLO. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and federal law.

In NEW YORK ASSOCIATION OF HOMES AND SERVICES FOR THE AGING, the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit affirmed the order of the District Court. This case is now concluded. Several related State court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in federal court.

WEST VALLEY LITIGATION. In STATE OF NEW YORK, ET AL. V. THE UNITED STATES OF AMERICA, ET AL., 06-CV-810 (WDNY), the State and the New York State Energy Research and Development Authority have filed suit seeking (1) a declaration that defendants are liable for the State's response costs and for damages to the State's natural resources resulting from releases from the site in Cattaraugus County, and a judgment reimbursing the State for these costs and damages, (2) a declaration of defendants' responsibilities under the West Valley Demonstration Project Act to decontaminate and decommission the site and for future site monitoring and maintenance, and (3) a declaration that the defendants are responsible for paying the fees for disposal of solidified high level radioactive waste at the West Valley site. The parties have agreed to stay the litigation and submit the issues in (1) and (2) to non-binding arbitration and early neutral evaluation. The parties are currently engaged in mediation.

 REPRESENTATIVE PAYEES. In WEAVER V. STATE OF NEW YORK, filed in the State Court of Claims on July 17, 2008, the claimant alleges that executive directors of Office of Mental Health facilities, acting as representative payees under the federal Social Security Act, have improperly received benefits due to patients and former patients and improperly applied those benefits to defray the cost of patient care and maintenance. The named claimant seeks benefits on her own behalf as well as certification of a class of claimants. On September 26, 2008, the State moved to dismiss the claim on the grounds that (i) claimant failed to file a motion to certify the class in a timely manner and (ii) claimant's failure to identify the time and place in which each claim arose violates the provisions of Court of Claims Act (section)11(b). Claimant has opposed the motion and cross-moved, seeking certification of the class, pre-certification discovery, and partial summary judgment. The State submitted reply papers on April 1, 2009. The State has also opposed Claimant's cross-motions, and has submitted a motion for summary judgment. All papers on Claimant's cross-motions and on the State's summary judgment motion must be submitted by August 17, 2009.


BOTTLE BILL. In INTERNATIONAL BOTTLED WATER ASSOCIATION, ET AL. V. PATERSON, ET AL., plaintiffs seek declaratory and injunctive relief declaring that certain amendments to the State's Bottle Bill enacted on April 7, 2009 as part of the Enacted Budget violate the due process clause, the equal protection clause and the commerce clause of the United States Constitution. These amendments accounted for $115 million of the gap closing actions included in the Enacted Budget. On May 27, 2009, the United States District Court for the Southern District of New York issued a preliminary injunction staying the June 1, 2009 effective date of the amendments to the Bottle Bill and declared that the section of the amendments that requires the plaintiffs and other beverage manufacturers and distributors to place a unique New York-exclusive universal product code on all bottles covered by the law that are offered for sale in the State violates the commerce clause of the United States Constitution. By order entered May 29, 2009 that superseded the above-referenced May 27, 2009 preliminary injunction, the district court granted a preliminary injunction that
(1) enjoined the State from implementing or enforcing the New-York exclusive universal product code provision of the Bottle Bill and (2) enjoined the State from implementing or enforcing any and all other amendments to the Bottle Bill signed into law on April 7, 2009, until April 1, 2010, to allow persons subject to the amendments sufficient time to comply with the law's requirements.

Proxy Voting Policy
The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Trust has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund's proxy voting guidelines and BGFA's role in implementing such guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BGFA's approach is also driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BGFA recalling loaned securities in order to ensure they are voted. Periodically, BGFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or the Distributor or the Distributor's affiliates. When voting proxies, BGFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

      o Each Fund generally supports the board's nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

      o Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

      o Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BGFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates (if any) or the Distributor or the Distributor's affiliates, from having undue influence on BGFA's proxy voting activity. In certain instances,

BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BGFA with instructions as to how to vote such proxies. In the latter case, BGFA votes the proxy in accordance with the independent fiduciary's determination.


Information with respect to how BGFA voted proxies relating to the Funds' portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds' website at WWW.ISHARES.COM; and (ii) on the SEC's website at WWW.SEC.GOV.


Portfolio Holdings Information
The Board has adopted a policy regarding the disclosure of the Funds' portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund's respective shareholders; (ii) does not put the interests of BGFA, the Distributor or any affiliated person of BGFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The "Entities" referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation ("NSCC") members and subscribers to various fee-based subscription services, including those large institutional investors (known as "Authorized Participants") that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares ("iShares Exemptive Orders") and other institutional market participants and entities that provide information services.

Each business day, each Fund's portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Funds in the secondary market. This information typically reflects each Fund's anticipated holdings on the following business day.


Daily access to information concerning the Funds' portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds' current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund's net assets at least monthly, and as often as each day the Fund is open for business, at WWW.ISHARES.COM. More information about this disclosure is available at WWW.ISHARES.COM.


Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust's Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

Construction and Maintenance Standards for the Underlying Indexes

Each Treasury Fund invests substantially all of its assets in securities in one of the following indexes: the Barclays Capital U.S. 1-3 Year Treasury Bond Index, the Barclays Capital U.S. 3-7 Year Treasury Bond Index, the Barclays Capital U.S. 7-10 Year Treasury Bond Index, the Barclays Capital U.S. 10-20 Year Treasury Bond Index, the Barclays Capital U.S. 20+ Year Treasury Bond Index or the Barclays Capital U.S. Short Treasury Bond Index. Each Credit Bond Fund invests substantially all of its assets in one of the following indexes:
Barclays Capital U.S. 1-3 Year Credit Bond Index, Barclays Capital U.S. Intermediate Credit Bond Index and Barclays Capital U.S. Credit Bond Index. Each Government/Credit Bond Fund invests substantially all of its assets in one of the following indexes: Barclays Capital U.S. Intermediate Government/Credit Bond Index and Barclays Capital U.S. Government/Credit Bond Index. Each Municipal Bond Fund invests substantially all of its assets in one of the following indexes: S&P California Municipal Bond Index, S&P National Municipal Bond Index, S&P New York Municipal Bond Index and S&P National 0-5 Year Municipal Bond Index. Each International Treasury Fund invest substantially all of its assets in the S&P/Citigroup International Treasury Bond Index 1-3 Year and the S&P/Citigroup International Treasury Bond Index. The iShares JPMorgan USD Emerging Markets Bond Fund invests substantially all of its assets in securities represented in the JPMorgan EMBI Global Core Index. The iShares Barclays TIPS Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L). The iShares Barclays Aggregate Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. Aggregate Bond Index. The iShares Barclays MBS Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. MBS Index. The iShares Barclays Agency Bond Fund invests substantially all of its assets in securities represented in the Barclays Capital U.S. Agency Bond Index. The iShares iBoxx $ High Yield Corporate Bond Fund and the iShares iBoxx $ Investment Grade Corporate Bond Fund invest substantially all of their assets in securities represented in the iBoxx(Reg.
TM) $ Liquid High Yield Index and the iBoxx(Reg. TM) $ Liquid Investment Grade Index, respectively.


Brief descriptions of the Funds' respective Underlying Indexes are provided below.


Barclays Capital Indexes
The Barclays Capital Indexes are maintained by Barclays Capital Inc., which is affiliated with, but a separate legal entity from, BGFA. BGFA will have no role in maintaining the Underlying Indexes.

BARCLAYS CAPITAL U.S. 1-3 YEAR CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 1-3 Year Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2009, there were 632 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. 1-3 Year Credit Bond Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than three years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 1-3 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 1-3 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to one year and less than three years. As of May 31, 2009, there were 47 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. 1-3 Year Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to one year and less than three years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, targeted investor notes ("TINs"), state and local government series bonds ("SLGs"), and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.



BARCLAYS CAPITAL U.S. 3-7 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 3-7 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to three years and less than seven years. As of May 31, 2009, there were 51issues in the Underlying Index.

INDEX METHODOLOGY. Barclays Capital U.S. 3-7 Year Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to three years and less than seven years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, and SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 7-10 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 7-10 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to seven years and less than ten years. As of May 31, 2009, there were 19 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. 7-10 Year Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to seven years and less than ten years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.



BARCLAYS CAPITAL U.S. 10-20 YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 10-20 Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to ten years and less than 20 years. As of May 31, 2009, there were 24 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. 10-20 Year Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of greater than or equal to ten years and less than 20 years and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. 20+ YEAR TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. 20+ Year Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of 20 or more years. As of May 31, 2009, there were 10 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. 20+ Year Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 20 or more years, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from bonds included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year. As of May 31, 2009, there were 3,573 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Credit Bond Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. INTERMEDIATE CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Intermediate Credit Bond Index measures the performance of investment grade corporate debt and sovereign, supranational, local authority and non-U.S. agency bonds that are U.S. dollar-denominated and have a remaining maturity of greater than or equal to one year and less than ten years. As of May 31, 2009, there were 2,606 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Intermediate Credit Bond Index includes investment grade U.S. credit securities that have a remaining maturity of greater than or equal to one year and less than ten years and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Government/Credit Bond Index measures the performance of U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to one year. As of May 31, 2009, there were 4,601 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Government/Credit Bond Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to one year remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasuries, government-related (I.E., U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than ten years. As of May 31, 2009, there were 3,489 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Intermediate Government/Credit Bond Index includes U.S. government and investment grade U.S. credit securities that have greater than or equal to 1 year and less than ten years remaining to maturity and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating-rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. MBS INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. MBS Index measures the performance of investment grade mortgage-backed pass-through securities of GNMA, FNMA, and FHLMC. As of May 31, 2009, there were 1,682 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. MBS Index includes fixed-rate securities issued by GNMA, FHLMC, and FNMA that have 30-, 20-, 15-year maturities as well as hybrid ARMs. All securities in the Underlying Index must have a remaining weighted average maturity of at least one year, for hybrid ARMs, must be at least one year away from initial reset, must be investment grade, and must have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be non-convertible. The Underlying Index is market capitalization weighted, and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. SHORT TREASURY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Short Treasury Bond Index measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of between one and 12 months. As of May 31, 2009, there were 56 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Short Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of between one and 12 months, and have more than $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. Excluded from the Underlying Index are certain special issues, such as flower bonds, TINs, SLGs, and coupon issues that have been stripped from assets that are already included in the Underlying Index. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. TREASURY INFLATION PROTECTED SECURITIES (TIPS) INDEX (SERIES-L)

INDEX DESCRIPTION. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) measures the performance of the inflation-protected public obligations of the U.S. Treasury. Inflation-protected public obligations of the U.S. Treasury, commonly known as "TIPS," are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. As of May 31, 2009, there were 27 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch), and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate and non-convertible. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Aggregate Bond Index represents the securities of the total U.S. investment grade bond market. As of May 31, 2009, there were 8,866 issues in the Underlying Index.

INDEX METHODOLOGY. The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bond market, which includes investment grade (must be Baa3/BBB- or higher using the middle rating of Moody's, S&P, and Fitch) U.S. Treasury bonds, government-related bonds, investment grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities that are publicly offered for sale in the United States. The securities in the Underlying Index must have $250 million or more of outstanding face value and must have at least one year remaining to maturity. In addition, the securities must be denominated in U.S. dollars and must be fixed-rate, non-convertible, and taxable. Certain types of securities, such as SLGs, are excluded from the Underlying Index. Also excluded from the Underlying Index are structured notes with embedded swaps or other special features, private placements, floating rate securities and Eurobonds. The Underlying Index is market capitalization weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

BARCLAYS CAPITAL U.S. AGENCY BOND INDEX

INDEX DESCRIPTION. The Barclays Capital U.S. Agency Index is comprised of investment-grade native currency agency debentures issued by government and government-related agencies, including Fannie Mae. Debentures issued in their "native currency" are debentures issued in the local currency of their country of issuance, or in the local currency of a country whose government guarantees the debt. The Underlying Index includes both callable and non-callable agency securities that are publicly issued by U.S. government agencies and quasi-federal corporations (as described under INDEX METHODOLOGY below), and corporate or foreign debt guaranteed by the U.S. government. As of May 31, 2009, the largest issues within the Underlying Index were FNMA, and FHLB, with a composite market value weight in the Underlying Index of approximately 81.04%.



INDEX METHODOLOGY. The Underlying Index measures the performance of both callable and non-callable U.S. dollar-denominated government agency debentures, including securities of the following categories:



o government guaranteed securities: issuances that carry direct guarantees from central governments (including, but not limited to, the U.S. federal government);

o government owned, not guaranteed, securities: issuances of entities that are more than 50% owned by central or local governments (including, but not limited to, the U.S. federal government and U.S. state governments); and

o government sponsored securities: issuances of entities that carry out government policies and benefit from implied involvement of central governments, such as by benefiting from certain government subsidies, credit provisions, or other government support.

The Underlying Index is market value weighted and the securities in the Underlying Index are updated on the last calendar day of each month.

The Underlying Index represents the U.S. Agency portion of the Barclays Capital U.S. Aggregate Index, whose eligible universe is defined by total market issuance, meeting the selection criteria mentioned above.


INDEX MAINTENANCE.


The Underlying Index constituents are reset on the last business day of each month and remain static throughout the month. The universe of Underlying Index constituents adjust for securities that become ineligible for inclusion in an Underlying Index during the month (E.G., because of downgrades or called bonds) or for issues that are newly eligible (E.G., up-grades or newly issued bonds) on the last business day of each month. The Barclays Capital Indexes are valued using end of day bid side prices, as marked by Barclays Capital. Intra-month cash flows contribute to monthly returns, but they are not reinvested during the month and do not earn a reinvestment return. Total returns are calculated based on the sum of price changes, gain/loss on repayments of principal, and coupon received or accrued, expressed as a percentage of beginning market value. The Barclays Capital Indexes are calculated once a day and are available from major data vendors.

iBoxx Indexes
IBOXX(Reg. TM) $ LIQUID HIGH YIELD INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 50
======================================

INDEX DESCRIPTION. The iBoxx(Reg. TM) $ Liquid High Yield Index measures the performance of a fixed number of liquid high yield corporate bonds. The Underlying Index is a rules-based index consisting of up to 50 liquid, high yield, U.S. dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.


INDEX METHODOLOGY. The iBoxx(Reg. TM) $ Liquid High Yield Index is a subset of a broader high yield universe of over 500 sub-investment grade bonds. Bonds in the iBoxx(Reg. TM) $ Liquid High Yield Index are selected from the universe of eligible bonds using defined rules. Currently, the bonds eligible for inclusion in the iBoxx(Reg. TM) $ Liquid High Yield Index include U.S. dollar-denominated corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated sub-investment grade by Fitch, Moody's or S & P; (iii) have at least $200 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.



COMPONENT SELECTION CRITERIA. Eligible bonds are chosen using an approach that is designed to provide a balanced representation of the U.S. dollar high yield corporate market by means of the 50 most liquid high yield bonds available. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The iBoxx(Reg. TM) $ Liquid High Yield Index is equally weighted by par value. Although it is not expected to vary, the number of bonds in the iBoxx(Reg. TM) $ Liquid High Yield Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer may be included in the iBoxx(Reg. TM) $ Liquid High Yield Index. The iBoxx(Reg. TM) $ Liquid High Yield Index is updated monthly on the last business day of each month.

IBOXX(Reg. TM) $ LIQUID INVESTMENT GRADE INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 100
=======================================


INDEX DESCRIPTION. The iBoxx(Reg. TM) $ Liquid Investment Grade Index measures the performance of 100 highly liquid investment grade corporate bonds. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is a rules-based index consisting of up to 100 highly liquid, investment grade, U.S.
dollar-denominated corporate bonds that seeks to maximize liquidity while maintaining representation of the broader corporate bond market.


INDEX METHODOLOGY. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is a subset of the Markit iBoxx USD Index, an index of over 1000 investment grade bonds. Bonds in the iBoxx(Reg. TM) $ Liquid Investment Grade Index are selected from the universe of eligible bonds in the Markit iBoxx USD Index using defined rules. Currently, the bonds eligible for inclusion in the iBoxx(Reg. TM)
$ Liquid Investment Grade Index include U.S. dollar-denominated, SEC registered corporate bonds that: (i) are issued by companies domiciled in the U.S., Canada, Western Europe or Japan; (ii) are rated investment grade by Fitch, Moody's, or S & P; (iii) have at least $500 million of outstanding face value; and (iv) are less than five years old and have at least three years to maturity.

COMPONENT SELECTION CRITERIA. Eligible bonds are chosen using an approach that attempts to match the proportional weighting of the maturity ranges and industry sectors of the iBoxx(Reg. TM) $ Liquid Investment Grade Index to those of the broader Markit iBoxx USD Index. Eligible bonds also are assigned a liquidity score based on float, age and other factors. The 100 most liquid and representative bonds are chosen using algorithms designed to best match the maturity ranges and broad characteristics of the iBoxx(Reg. TM) $ Liquid Investment Grade Index to maturity ranges and characteristics of the Markit iBoxx USD Index. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is equally weighted by par value. Although, it is not expected to vary, the number of bonds in the Underlying Index may change from time to time. To avoid concentration of single-issuer credit risk, only one bond issue per issuer per maturity range may be included in the iBoxx(Reg. TM) $ Liquid Investment Grade Index. The iBoxx(Reg. TM) $ Liquid Investment Grade Index is updated monthly on the last business day of each month.

INDEX MAINTENANCE. Each Underlying Index is valued using the consolidated iBoxx bid prices, calculated from end-of-day bid and ask prices received from several investment banks. New bonds enter an index at the rebalancing at their iBoxx consolidated ask price. Cash flows occurring during the month earn money market interest until the next rebalancing date, when they are reinvested in securities in the Underlying Index. The components of the total return of the Underlying Index are price changes, accrued interest, coupon payments, repayment of principal, and reinvestment income on cash flows earned during the month.

The composition of the Underlying Index is held constant for any given calendar month to ensure continuity during the month and to avoid jumps unrelated to the price movements of the bonds. The inclusion and exclusion criteria above are applied at month-end, after the close of business. Bonds that were in the Underlying Index, but that no longer satisfy all the criteria at month-end, will be removed from the Underlying Index. If a bond becomes eligible in the middle of the month, it will still need to pass the test at the end of the month, and can be included only upon rebalancing at month-end. When a bond is called, it remains in the Underlying Index at its call price until the end of the month, after which it is removed. Changes in issue size that take place during the month are taken into consideration only at the next rebalancing date.


The methodologies of the iBoxx(Reg. TM) indexes are owned by Markit Group and may be covered by one or more patents or pending patent applications.

S&P Indexes

ISSUE CHANGES. General oversight responsibility for the S&P Indexes, including overall policy guidelines and methodology, is handled by an S&P Index Committee. Maintenance of component investments, including additions and deletions to these investments, is the responsibility of separate regional index committees composed of S&P staff specialized in the various regional equity markets and, in some cases with the assistance of local stock exchanges. Public announcements of index changes as the result of committee decisions will generally be made two business days in advance of the anticipated effective date whenever possible, although for exceptional corporate events announcements may be made earlier.

INDEX MAINTENANCE. Maintaining the S&P Indexes includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs.

INDEX AVAILABILITY. Most S&P Indexes are calculated continuously with an exception for fixed income indexes which are calculated at the end of the business day. All S&P Indexes are available from major data vendors.


S&P CALIFORNIA MUNICIPAL BOND INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1,381
=========================================

INDEX DESCRIPTION. The S&P California Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade California sector of the U.S. municipal bond market. As of May 31, 2009, the Underlying Index consisted of 1,381 bonds, with a total market value of $101.05 billion. The Underlying Index is a subset of the S&P National Municipal Bond Index and represented approximately 20% of the weight of the S&P National Municipal Bond Index as of May 31, 2009.

INDEX METHODOLOGY. To be included in the Underlying Index bonds must meet all of the following criteria: (i) the bond issuer is from a California state or local government or agency whose interest payments are exempt from U.S. federal and California State income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (iii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB-by S&P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the Securities Industry and Financial Markets Association (SIFMA) and/or the New York Stock Exchange ("NYSE"). Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable-rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the Standard & Poor's Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.

INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the Underlying Index each day. The prices used in the Underlying Index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The Standard & Poor's Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the seventh Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria;
(ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NATIONAL MUNICIPAL BOND INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 8,079
=========================================

INDEX DESCRIPTION. The S&P National Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade U.S. municipal bond market. As of May 31, 2009, the Underlying Index consisted of 8,079 bonds, with a total market value of $502.92 billion.

INDEX METHODOLOGY. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and US territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in US dollars; (iii) the bond must have a rating of at least BBB- by Standard & Poor's, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the Underlying must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the
Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the S&P Index Committee who oversees the management of the Underlying index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.


INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The S&P Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the 7th Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NEW YORK MUNICIPAL BOND INDEX


NUMBER OF COMPONENTS: APPROXIMATELY 1,416
=========================================

INDEX DESCRIPTION. The S&P New York Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the investment-grade New York sector of the U.S. municipal bond market. As of May 31, 2009, the Underlying Index consisted of 1,416 bonds, with a total market value of $94.79 billion. The Underlying Index is a subset of the S&P National Municipal Bond Index and represented approximately 18.84% of the weight of the S&P National Municipal Bond Index as of May 31, 2009.

INDEX METHODOLOGY. To be included in the Underlying Index bonds must meet all of the following criteria: (i) the bond issuer is from a of New York State or local government or agency whose interest payments are exempt from U.S. federal and New York state income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in US dollars; (iii) the bond must have a rating of at least BBB- by S & P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the Underlying Index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, bonds must maintain a minimum par amount greater than or equal to $25 million as of the next rebalancing date and must maintain a minimum Par Amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"),
(v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a minimum term to maturity and/or pre-refunded or call date greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by the SIFMA and/or the NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the index, and the five highest weighted index constituents do not account for more than 65% of the weight of the index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.


COMPONENT SELECTION CRITERIA. Eligible bonds are approved by the Standard & Poor's Index Committee who oversees the management of the Underlying Index and are added to the Underlying Index on the next Rebalancing Date, subject to the schedule of the monthly rebalancing procedures.


INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the Underlying Index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The Standard & Poor's Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the seventh Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.

S&P NATIONAL 0-5 YEAR MUNICIPAL BOND INDEX

NUMBER OF COMPONENTS: APPROXIMATELY 1,808
=========================================

INDEX DESCRIPTION. The S&P National 0-5 Year Municipal Bond Index is a broad, comprehensive, market value weighted index designed to measure the performance of the short-term investment-grade U.S. municipal bond market. As of May 31, 2009, the Underlying Index consisted of 1,808 issues, with a total market value of $115.36 billion.

INDEX METHODOLOGY. In order for a bond to be classified as eligible for inclusion in the Underlying Index, a bond must meet all of the following criteria: (i) the bond issuer is a state (including the Commonwealth of Puerto Rico and US territories such as the U.S. Virgin Islands and Guam) or local government or agency such that interest on the bond is exempt from U.S. federal income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology; (ii) the bond must be denominated in U.S. dollars; (iii) the bond must have a rating of at least BBB- by S&P, Baa3 by Moody's, or BBB- by Fitch. A bond must be rated by only one of the three rating agencies in order to qualify for the Underlying Index. For the avoidance of doubt, the lowest rating will be used in determining if a bond is investment grade; (iv) each bond in the index must be a constituent of an offering where the original offering amount was at least $100 million. The bond must have a minimum par amount of $25 million to be eligible for inclusion. To remain in the Underlying Index, a bond must maintain a minimum par amount greater than or equal to $25 million as of seven days prior to last Business Day of each month ("Rebalancing Reference Date"), (v) as of the last Business Day of each month ("Rebalancing Date"), the bond must have a remaining term to maturity and/or pre-refunded or call date that is less than or equal to five years and greater than or equal to one calendar month. "Business Day" is defined as any day that U.S. municipal bonds are traded, as determined by SIFMA and/or NYSE. Bonds that are completely called or tendered during the course of the month and bonds that are scheduled to be completely called or redeemed, during the course of the month following the Rebalancing Date, will be removed on the Rebalancing Date. At each monthly rebalancing, no index constituent can represent more than 30% of the weight of the Underlying Index, and the five highest weighted index constituents do not account for more than 65% of the weight of the Underlying Index in aggregate. The following types of bonds are specifically excluded from the Underlying Index: commercial paper, derivative securities (inverse floaters, forwards, and swaps), housing bonds, non-rated bonds, notes, taxable municipals, tobacco bonds, and variable rate debt and certain conduit financed municipal securities.

INDEX MAINTENANCE. The Underlying Index is a market value weighted index. Standard & Poor's pricing division, Securities Evaluations, reports the price of each bond in the index each day. The prices used in the index calculation will add the accrued interest for each bond to the price reported by Standard & Poor's. The total return is calculated by aggregating the interest return, reflecting the return due to paid and accrued interest, and price return, reflecting the capital gains or losses due to changes in Standard & Poor's end-of-day price and principal repayments. The Underlying Index is generally reviewed and rebalanced on a monthly basis. The Standard & Poor's Index Committee, nevertheless, reserves the right to make adjustments to the Underlying Index at any time that it believes appropriate. Additions, deletions and other changes to the Underlying Index arising from the monthly rebalancing are published four Business Days prior to the last business day of the month (the "Announcement Date"). Publicly available information, up to and including the close on the seventh Business Day preceding the Rebalancing Date, is considered in the rebalancing. Underlying Index changes published in the announcement will not normally be subject to revision and will become effective after the close. However, credit rating changes that occur on a Business Day prior to the Rebalancing Date will be reflected in the rebalancing, where such changes would cause any one of the following: (i) deletion of an index bond because it no longer meets the eligibility criteria; (ii) removal of a bond from the additions list because it is no longer an eligible bond; (iii) removal of an index bond from the deletions list because it is once again eligible. Users will be notified of any ratings-driven changes to the rebalancing.


CHANGES IN CIRCUMSTANCES AFFECTING INDEX USE. If, in the future, a Fund's Underlying Index is discontinued by its Index Provider or the Trustees determine that it would not be beneficial to shareholders for the Fund to continue operations using its Underlying Index, the Trustees may change the Underlying Index as described in the INVESTMENT LIMITATIONS section of this

SAI or cause a Fund to effect a merger or reorganization with another Fund. To the extent permitted by law, such change or merger or reorganization may be effected without a vote of shareholders.


S&P/Citigroup Indexes
S&P/CITIGROUP INTERNATIONAL TREASURY BOND INDEX EX-US 1-3 YEAR
NUMBER OF COMPONENTS: APPROXIMATELY 125
=======================================

INDEX DESCRIPTION. The Underlying Index is a broad, market value weighted index designed to measure the performance of treasury bonds issued in local currencies by developed market countries outside the U.S., as classified by the Bank of International Settlements ("BIS"). The Underlying Index is a sub-index of the S&P/Citigroup International Treasury Bond Index. The weight of each country in the Underlying Index is based on the total market value of the country's outstanding debt. The Underlying Index methodology is designed to limit the weights of the countries with the highest amount of debt outstanding. As of May 31, 2009, the Underlying Index included securities issued by the following 19 markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

INDEX METHODOLOGY. In order for a bond to be considered for inclusion in the Underlying Index, it must be issued in its local currency by a country that is outside of the U.S. that is considered a developed market and that represents a certain minimum weight of the eligible universe. For a country to be considered a developed market, it must be classified as a "Developed Country" by BIS in its international debt securities statistics. For a country to be included in the Underlying Index at inception, that country's outstanding bond issuance must have a market value greater than or equal to 25 basis points of the total eligible universe of developed markets. The Underlying Index is reviewed annually, and a country may only be added at that time if it has a market value outstanding greater than or equal to 50 basis points of the total eligible universe. Any country currently in the Underlying Index is removed at any subsequent annual review in which it has a market weight of less than 10 basis points of the total eligible universe. Country composition, addition and deletion thresholds as well as weightings are reviewed by S&P on an annual basis.

COMPONENT SELECTION CRITERIA. In order to be eligible for inclusion in the Underlying Index, a security must (i) be issued by the government of an eligible country as noted above, (ii) be issued in the currency of the country of domicile, (iii) have a maturity of greater than one year and less than or equal to three years, (iv) be included and priced in the Citigroup Global Fixed Income index database and (v) have a current minimum face amount outstanding based on the following minimums by country: Japan ((Yen)500 bn), Germany ((Euro)2.5 bn), UK ((Pounds)2 bn), France ((Euro)2.5 bn), Italy ((Euro)2.5 bn), Spain ((Euro)2.5 bn), Canada (C$ 2.5 bn), Australia (A$ 750 mn), the Netherlands ((Euro)2.5 bn), Belgium ((Euro)2.5 bn), Greece ((Euro)2.5 bn), Sweden (SEK 25 bn), Austria ((Euro)2.5 bn), Switzerland (SFr 4 bn), Portugal ((Euro)2.5 bn), Denmark (DKr 20 bn), Finland ((Euro)2.5 bn), Singapore (S$ 1.5 bn), New Zealand (NZ$ 750 mn), Norway (NOK 20 bn) and Ireland ((Euro)2.5 bn).

S&P/CITIGROUP INTERNATIONAL TREASURY BOND INDEX EX-US

NUMBER OF COMPONENTS: APPROXIMATELY 559
=======================================
INDEX DESCRIPTION. The Underlying Index is a broad, diverse, market value-weighted index designed to measure the performance of treasury bonds issued in local currencies by developed market countries outside the U.S., as classified by the BIS. The weight of each country in the Underlying Index is based on the total market value of the country's outstanding debt. The Underlying Index methodology is designed to limit the weights of the countries with the highest amount of debt outstanding. As of May 31, 2009, the Underlying Index included securities issued by the following 19 markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

INDEX METHODOLOGY. In order for a bond to be considered for inclusion in the Underlying Index, it must be issued in its local currency by a country that is outside of the U.S. that is considered a developed market and that represents a certain minimum weight of the eligible universe. For a country to be considered a developed market, it must be classified as a "Developed Country" by BIS in its international debt securities statistics. For a country to be included in the Underlying Index at inception, that country's outstanding bond issuance must have a market value greater than or equal to 25 basis points of the total eligible universe of developed markets. The Underlying Index is reviewed annually, and a country may only be added at that time if it has a market value outstanding greater than or equal to 50 basis points of the total eligible universe. Any country currently in the Underlying Index is removed at any subsequent annual review in which it has a market weight of less than 10 basis points of the total eligible universe. Country composition, addition and deletion thresholds as well as weightings are received by S&P on an annual basis.

COMPONENT SELECTION CRITERIA. In order to be eligible for inclusion in the Underlying Index, a security must (i) be issued by the government of an eligible country as noted above, (ii) be issued in the currency of the country of domicile, (iii) have a maturity of greater than one year, (iv) be included and priced in the Citigroup Fixed Income index database and (v) have a current minimum face amount outstanding based on the following minimums by country:
Japan ((Yen)500 bn), Germany ((Euro)2.5 bn), UK ((Pounds)2 bn), France ((Euro)2.5 bn), Italy ((Euro)2.5 bn), Spain ((Euro)2.5 bn), Canada (C$ 2.5 bn), Australia (A$ 750 mn), the Netherlands ((Euro)2.5 bn), Belgium ((Euro)2.5 bn), Greece ((Euro)2.5 bn), Sweden (SEK 25 bn), Austria ((Euro)2.5 bn), Switzerland (SFr 4 bn), Portugal ((Euro)2.5 bn), Denmark (DKr 20 bn), Finland ((Euro)2.5 bn), Singapore (S$ 1.5 bn), New Zealand (NZ$ 750 mn), Norway (NOK 20 bn) and Ireland ((Euro)2.5 bn).

INDEX MAINTENANCE. The Index is calculated every weekday of the year except Christmas and New Year's Day. The Underlying Index uses pricing from the Citigroup Fixed Income Index database, under which the following guidelines currently apply. For all markets other than Japan, index securities are priced using bid pricing available from Citigroup at the close of the local market on the last business day of each month. For Japan, index securities are priced using mid prices, the price between the closing bid and ask prices. The following local market times are used for pricing: Australia (4:30 PM Sydney), New Zealand (4:30 PM Wellington), Japan (3:00 PM Tokyo), Singapore (4:30 PM Singapore), Canada (3:00 PM New York), United Kingdom (4:15 PM London), EMU Bloc (4:15 PM London), Scandinavia (4:15 PM London), Switzerland (5:00 PM Zurich). For intra-month daily pricing calculations only, Citigroup trader bid prices may be supplemented by (a) matrix pricing calculated by Citigroup internally, or (b) outside pricing sources. The Underlying Index is denominated in U.S. Dollars. Local currency prices are converted into US Dollars each day using closing spot rates published by WM/Reuters at 4:00 PM London time.

The weight of each security is determined by first establishing the weighting of each country in the Underlying Index. The Underlying Index is reviewed every year at March month end using January month-end figures. The country weightings are established at that time, with the weighting of each country in the Underlying Index being initially set by taking the total market value of each country and dividing by the total market value of all countries included in the Underlying Index. Weightings are then adjusted to ensure that no single country has a weight greater than 24.95% and the sum of countries with weightings greater than 4.95% is less than or equal to 50.00%. Additional adjustments may be made to minimize deviations from initial market value across countries. The weighting of each eligible bond within a given country is calculated as the market value of that bond divided by the total market value of all eligible bonds within that country. The weighting of each eligible bond in the Underlying Index is therefore the weighting of that bond within its country multiplied by the weighting of that country within the Underlying Index.

The Underlying Index is rebalanced on a monthly basis. During a rebalance all country weights are reset to the weights determined at the most recent annual review. The weight of each bond in the index after monthly rebalancing is calculated as its weight within its country, as determined by current market values, multiplied by its country weight.

The Underlying Index includes all bonds included in the corresponding Citigroup country indices. Citigroup reviews bonds for eligibility each month based on the eligibility criteria listed above, using information that is publicly available on or before the monthly review date. Eligible new issuances are added to the Underlying Index and any current Underlying Index constituents which no longer meet all of the eligibility requirements above are removed at the monthly rebalancing. The date of each monthly review will be no less than four business days prior to the month end rebalancing date (with calendar adjustments for holidays in the United States, the United Kingdom, Japan, Germany and Australia). Changes to the Underlying Index to be implemented during the month end rebalancing are announced on the business day following the monthly review. The portfolio announced at monthly review may be subject to revisions prior to the month end rebalancing due to data corrections or issues being called, tendered or defaulted, which are then removed. For more information please refer to the Citigroup Global Fixed Income Index Catalog.

JPMorgan Index
JPMORGAN EMBI GLOBAL CORE INDEX
NUMBER OF COMPONENTS: APPROXIMATELY 122
=======================================

INDEX DESCRIPTION. The JPMorgan EMBI Global Core Index is a broad, diverse, market capitalization weighted index designed to measure the performance of U.S. dollar-denominated Brady bonds, Eurobonds, traded loans, and securities issued by sovereign and quasi-sovereign entities of emerging market countries. Quasi-sovereign entities are entities whose securities are either 100% owned by their respective governments or subject to a 100% guarantee that does not rise to the level of constituting the full faith and credit by such governments. The methodology is designed to distribute the weights of each country within the Underlying Index by limiting the weights of countries with higher debt outstanding and reallocating this excess to countries with lower debt outstanding. As of May 31, 2009, the Underlying Index consisted of the following 27 countries: Argentina, Brazil, Bulgaria, Chile, China, Colombia, Ecuador, Egypt, El Salvador, Hungary, Indonesia, Iraq, Kazakhstan, Lebanon, Malaysia, Mexico, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Turkey, Ukraine, Uruguay, and Venezuela.

INDEX METHODOLOGY. In order for a bond to be considered as eligible for inclusion in the Underlying Index, the bond must be issued by a country that is considered an emerging market. Two criteria determine whether a country is defined as an emerging market and, therefore, can be considered for inclusion in the Underlying Index. First, a country must be classified as having a low or middle per capita income by the World Bank for at least two consecutive years, based on data lagged one year. The current source for these classifications is the World Bank publication Global Development Finance. Published annually, this report reflects per capita income brackets as of the previous year's close. Second, regardless of their World-Bank-defined income level, countries that either have restructured their external debt during the past ten years or currently have restructured external debt outstanding will also be considered for inclusion in the Underlying Index. Once the universe of emerging markets countries has been defined, the eligible securities from these countries must be selected for inclusion in the Underlying Index.

COMPONENT SELECTION CRITERIA. Securities that satisfy all the following defined criteria will be eligible for inclusion in the Underlying Index: (i) can be fixed or floating-rate (ii) must be issued by sovereign and quasi-sovereign entities from index-eligible countries as noted above (iii) must be denominated in U.S. dollars; (iv) must have a current face amount outstanding of $1 billion or more; (v) must have at least 2 years until maturity; (vi) must be able to settle internationally through Euroclear or another institution domiciled outside the issuing country; and (vii) must be a security whose bid and offer prices are available on a daily and timely basis - either from an inter-dealer broker or JPMorgan. Convertible bonds, securities issued by municipalities or provinces, and local law securities are all excluded from the Underlying Index.

INDEX MAINTENANCE. The Underlying Index is a broad, diverse market capitalization weighted index. The Underlying Index is priced at 3:00 pm, Eastern Time every business day of the year as defined by the U.S. bond market calendar. Underlying Index securities are priced using bid pricing each day. For securities where there is not a valid price available at 3:00 pm Eastern Time, the last available valid price is obtained from the market. As a last resort, if there are no valid market prices for an instrument, JPMorgan traders are asked to provide a market bid and ask. For those securities where pricing is not available on a regular basis, the composition methodology ensures that such securities will be excluded from the Underlying Index.

The weight of each security in the Underlying Index is determined by first starting with the face amount outstanding of all eligible securities and aggregating such securities by country. The highest weighted countries are then constrained by capping the total weight within those countries. The result establishes new country weights which are then used to calculate the new eligible face amounts per security within those countries. To calculate the final weights of each security in the Underlying Index, the current day's price is multiplied by each security's adjusted face amount. The market capitalization for each security is then divided by the total market capitalization for all securities in the Underlying Index. The result represents the weight of the security expressed as a percentage of the Underlying Index.

The Underlying Index is generally rebalanced on a monthly basis. A new security that meets the Underlying Index admission requirements is added to the Underlying Index on the first month-end business date after its issuance, provided its issue date falls before the 15th of the month. A new security whose settlement date falls on or after the 15th of the month is added to the Underlying Index on the last business day of the next month. The following are the two exceptions to this rule: (i) the first exception applies to new securities that are released as part of a debt exchange program. For example, if a country exchanges a portion of its outstanding debt for a new issue after the 15th of the month, at the month-end rebalancing date immediately following this event the amount of debt retired in this exchange would be removed from the Underlying Index. The new security would then be added to the Underlying Index. (ii) The second exception concerns Regulation S securities. A security that is issued solely in reliance on Regulation S of the 1933 Act and not pursuant to Rule 144A will be ineligible for inclusion in the Underlying Index until the expiration of the relevant Regulation S restricted period. The date at which the restriction is lifted will effectively be the new "issue" date, at which point the 15th of the month rule will apply. In extreme cases, an intra-month rebalancing can occur when: (i) more than $6 billion of the face amount of Underlying Index eligible bonds are exchanged; (ii) more than 2/3 of the face amount of any one of the most liquid Underlying Index bonds are exchanged. If an announcement is made for a bond to be called, it is removed from the Underlying Index on the month-end prior to its call date on the basis of having less than 24 months remaining until maturity. However, if an announcement is not made in time for the bond to be removed from the Underlying Index on the prior month-end, it will be removed the first month-end following the announcement, unless the amount to be called triggers an intra-month rebalancing.


Investment Limitations
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and its Underlying Index without shareholder approval. The Board has adopted as fundamental policies each Fund's investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund's outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of outstanding voting securities.


THE ISHARES BARCLAYS 1-3 YEAR TREASURY BOND FUND, ISHARES BARCLAYS 7-10 YEAR TREASURY BOND FUND, ISHARES BARCLAYS 20+ YEAR TREASURY BOND FUND, ISHARES BARCLAYS TIPS BOND FUND, ISHARES BARCLAYS AGGREGATE BOND FUND, AND ISHARES IBOXX $ INVESTMENT GRADE CORPORATE BOND FUND WILL NOT:


1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.


5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund's investment objective and policies). (Notwithstanding the foregoing, the Barclays Aggregate Bond Fund may purchase or sell mortgage pass-through securities, commercial mortgage-backed securities and real estate mortgages.)


6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.


THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, ISHARES BARCLAYS 1-3 YEAR CREDIT BOND FUND, ISHARES BARCLAYS 3-7 YEAR TREASURY BOND FUND, ISHARES BARCLAYS 10-20 YEAR TREASURY BOND FUND, ISHARES BARCLAYS AGENCY BOND FUND, ISHARES BARCLAYS CREDIT BOND FUND, ISHARES BARCLAYS GOVERNMENT/CREDIT BOND FUND, ISHARES BARCLAYS INTERMEDIATE CREDIT BOND FUND, ISHARES BARCLAYS MBS BOND FUND, ISHARES BARCLAYS INTERMEDIATE GOVERNMENT/CREDIT BOND FUND, ISHARES BARCLAYS SHORT TREASURY BOND FUND, ISHARES IBOXX $ HIGH YIELD CORPORATE BOND FUND, ISHARES S&P CALIFORNIA MUNICIPAL BOND FUND, ISHARES S&P NATIONAL MUNICIPAL BOND FUND, ISHARES S&P NEW YORK MUNICIPAL BOND FUND, ISHARES S&P SHORT TERM NATIONAL MUNICIPAL BOND FUND, ISHARES S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND AND ISHARES S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND WILL NOT:


1. Concentrate its investments (I.E., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2. Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3. Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4. Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund's investment objective and policies).

6. Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies, set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund's net assets to be invested in illiquid securities (calculated at the time of investment). Except with regard to investment limitation three above for all Funds, if any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.


BGFA monitors the liquidity of restricted securities in each Fund's portfolio. In reaching liquidity decisions, BGFA considers the following factors:

      o  The frequency of trades and quotes for the security;

      o The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

      o  Dealer undertakings to make a market in the security; and

      o The nature of the security and the nature of the marketplace in which it trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund's Underlying Index and in TBA transactions with respect to the percentage of the Index (if any) that consists of mortgage-pass through securities. Each Fund also has adopted a policy to provide its shareholders with at least 60 days' prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a "distribution," as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Management
TRUSTEES AND OFFICERS. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BGFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.


The Trust, iShares, Inc., Master Investment Portfolio ("MIP") and Barclays Global Investors Funds ("BGIF"), each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 178 funds within the fund complex. In addition, Lee T. Kranefuss serves as a Trustee for BGIF and MIP and, as a result, oversees an additional 26 portfolios within the fund complex. The address of each Trustee and Officer is c/o Barclays Global Investors, N.A., 400 Howard Street, San Francisco, CA 94105. The Board has designated George G.C. Parker as its Lead Independent Trustee.

INTERESTED TRUSTEES



                                               PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
      NAME (AGE)          POSITION             DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
--------------------- --------------- ---------------------------------------- ----------------------------------------
Lee T. Kranefuss/1/   Trustee and     Global Chief Executive Officer,          Director of iShares, Inc. (since 2003);
(47)                  Chairman        iShares/Intermediary Groups of BGI       Trustee of BGIF and MIP (since
                      (since 2003).   (since 2008); Chief Executive Officer,   2001).
                                      iShares Intermediary Index and
                                      Market Group of BGI (2005-2008);
                                      Chief Executive Officer of the
                                      Intermediary Investor and Exchange
                                      Traded Products Business of BGI
                                      (2003-2005); Director of BGFA (since
                                      2005); Director, President and Chief
                                      Executive Officer of Barclays Global
                                      Investors International, Inc. (since
                                      2005); Director and Chairman of
                                      Barclays Global Investors Services
                                      (since 2005).
John E. Martinez/1/   Trustee         Director of Real Estate Equity           Director of iShares, Inc. (since 2003);
(48)                  (since 2003).   Exchange (since 2005).                   Chairman, Independent Review
                                                                               Committee, Canadian iShares Funds
                                                                               (since 2007).


-------
/1/ Lee T. Kranefuss and John E. Martinez are deemed to be "interested persons"
      (as defined in the 1940 Act) of the Trust due to their affiliations with BGFA, the Funds' investment adviser, BGI, the parent company of BGFA, and Barclays Global Investors Services, an affiliate of BGFA and BGI.

                             INDEPENDENT TRUSTEES


                                                   PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
     NAME (AGE)             POSITION               DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
-------------------- --------------------- --------------------------------------- ----------------------------------------
George G.C. Parker   Trustee (since        Dean Witter Distinguished Professor     Director of iShares, Inc. (since 2002);
(70)                 2000); Lead           of Finance, Emeritus, Stanford          Lead Independent Director of
                     Independent Trustee   University: Graduate School of          iShares, Inc. (since 2006); Director of
                     (since 2006).         Business (since 1994).                  Continental Airlines, Inc. (since
                                                                                   1996); Director of Community First
                                                                                   Financial Group (since 1995);
                                                                                   Director of Tejon Ranch Company
                                                                                   (since 1999); Director of Threshold
                                                                                   Pharmaceuticals (since 2004);
                                                                                   Director of NETGEAR, Inc. (since
                                                                                   2007).
Cecilia H. Herbert   Trustee               Chair of Investment Committee,          Director of iShares, Inc. (since 2005).
(60)                 (since 2005).         Archdiocese of San Francisco (1994-
                                           2005); Director (since 1998) and
                                           President (since 2007) of the Board
                                           of Directors, Catholic Charities CYO;
                                           Trustee of Pacific Select Funds
                                           (2004-2005); Trustee (since 2005)
                                           and Chair of the Finance and
                                           Investment Committees (since 2006)
                                           of the Thacher School.
Charles A. Hurty     Trustee               Retired; Partner, KPMG LLP (1968-       Director of iShares, Inc. (since 2005);
(65)                 (since 2005).         2001).                                  Director of GMAM Absolute Return
                                                                                   Strategy Fund (1 portfolio)(since
                                                                                   2002); Director of Citigroup
                                                                                   Alternative Investments Multi-
                                                                                   Adviser Hedge Fund Portfolios LLC (1
                                                                                   portfolio)(since 2002); Director of
                                                                                   CSFB Alternative Investments Fund
                                                                                   (6 portfolios)(since 2005).
John E. Kerrigan     Trustee               Chief Investment Officer, Santa Clara   Director of iShares, Inc. (since 2005).
(53)                 (since 2005).         University (since 2002).

                                           PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIPS
    NAME (AGE)         POSITION            DURING THE PAST 5 YEARS                      HELD BY TRUSTEE
------------------ --------------- --------------------------------------- ----------------------------------------
Robert H. Silver   Trustee         President and Co-Founder of The         Director of iShares, Inc. (since 2007).
(54)               (since 2007).   Bravitas Group, Inc. (since 2006);
                                   Member, Non-Investor Advisory
                                   Board of Russia Partners II, LP (since
                                   2006); President and Chief Operating
                                   Officer (2003-2005) and Director
                                   (1999-2005) of UBS Financial
                                   Services, Inc.; President and Chief
                                   Executive Officer of UBS Services
                                   USA, LLC (1999-2005); Managing
                                   Director, UBS America, Inc. (2000-
                                   2005); Director and Vice Chairman of
                                   the YMCA of Greater NYC (since
                                   2001); Broadway Producer (since
                                   2006); Co-Founder and Vice
                                   President of Parentgiving Inc. (since
                                   2008); Director and Member of the
                                   Audit and Compensation Committee
                                   of EPAM Systems, Inc. (2006-2009).
Darrell Duffie     Trustee         Professor, Stanford University:         Director of iShares, Inc. (since June
(55)               (since 2008).   Graduate School of Business (since      2008); Director of Moody's
                                   1984).                                  Corporation (since 2008).


OFFICERS


                                                    PRINCIPAL OCCUPATION(S)
     NAME (AGE)             POSITION                DURING THE PAST 5 YEARS
-------------------  ---------------------  ---------------------------------------
Michael A. Latham    President              Head of Americas iShares (since
(43)                 (since 2007).          2007); Chief Operating Officer of the
                                            Intermediary Investor and Exchange
                                            Traded Products Business of BGI
                                            (2003-2007); Director and Chief
                                            Financial Officer of Barclays Global
                                            Investors International, Inc. (since
                                            2005).
Geoffrey D. Flynn    Executive Vice         Chief Operating Officer, U.S. iShares,
(52)                 President and Chief    BGI (since 2008); Director, Mutual
                     Operating Officer      Fund Operations of BGI (2007-2008);
                     (since 2008).          President, Van Kampen Investors
                                            Services (2003-2007); Managing
                                            Director, Morgan Stanley (2002-
                                            2007); President, Morgan Stanley
                                            Trust, FSB (2002-2007).
Jack Gee             Treasurer and Chief    Director of Fund Administration of
(49)                 Financial Officer      Intermediary Investor Business of BGI
                     (since 2008).          (since 2004); Treasurer and Chief
                                            Financial Officer of Parnassus
                                            Investments (2004).

                                                     PRINCIPAL OCCUPATION(S)
     NAME (AGE)              POSITION                DURING THE PAST 5 YEARS
--------------------  ---------------------  --------------------------------------
Eilleen M. Clavere    Secretary              Director of Legal Administration of
(57)                  (since 2007).          Intermediary Investor Business of BGI
                                             (since 2006); Legal Counsel and Vice
                                             President of Atlas Funds, Atlas
                                             Advisers, Inc. and Atlas Securities,
                                             Inc. (2005-2006); Counsel of
                                             Kirkpatrick & Lockhart LLP (2001-
                                             2005).
Ira P. Shapiro        Vice President and     Associate General Counsel, BGI
(46)                  Chief Legal Officer    (since 2004); First Vice President,
                      (since 2007).          Merrill Lynch Investment Managers
                                             (1993-2004).
Amy Schioldager       Executive Vice         Global Head of Index Equity, BGI
(46)                  President              (since 2008); Global Head of U.S.
                      (since 2007).          Indexing, BGI (2006-2008); Head of
                                             Domestic Equity Portfolio
                                             Management, BGI (2001-2006).
Patrick O'Connor      Vice President         Head of iShares Portfolio
(41)                  (since 2007).          Management, BGI (since 2006);
                                             Senior Portfolio Manager, BGI (1999-
                                             2006).
Lee Sterne            Vice President         Head of U.S. Fixed Income Index and
(43)                  (since 2007).          iShares, BGI (since 2007); Senior
                                             Portfolio Manager, BGI (2004-2007);
                                             Portfolio Manager, BGI (2001-2004).
Matt Tucker           Vice President         Director of Fixed Income Investment
(36)                  (since 2007).          Strategy, BGI (since 2009); Head of
                                             U.S. Fixed Income Investment
                                             Solutions, BGI (2005-2008); Fixed
                                             Income Investment Strategist, BGI
                                             (2003-2005).



The following table sets forth, as of December 31, 2008, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:




                                                                                                  AGGREGATE DOLLAR RANGE
                                                                                                OF EQUITY SECURITIES IN ALL
                                                                                                   REGISTERED INVESTMENT
                                                                                                   COMPANIES OVERSEEN BY
                                                                      DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                         FUND                        SECURITIES IN THE FUND       INVESTMENT COMPANIES
------------------  -----------------------------------------------  ------------------------  ----------------------------
Lee T. Kranefuss    iShares Barclays 1-3 Year Treasury Bond Fund     $50,001-$100,000          Over $100,000
                    iShares Russell 2000 Index Fund                  $50,001-$100,000
John E. Martinez    iShares Barclays 7-10 Year Treasury Bond Fund    Over $100,000             Over $100,000
                    iShares MSCI EAFE Index Fund                     Over $100,000
                    iShares Russell 1000 Index Fund                  Over $100,000

                                                                                                      AGGREGATE DOLLAR RANGE
                                                                                                    OF EQUITY SECURITIES IN ALL
                                                                                                       REGISTERED INVESTMENT
                                                                                                       COMPANIES OVERSEEN BY
                                                                          DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
   NAME OF TRUSTEE                           FUND                         SECURITIES IN THE FUND       INVESTMENT COMPANIES
--------------------  -------------------------------------------------  ------------------------  ----------------------------
                      iShares Russell 1000 Value Index Fund              Over $100,000
                      iShares S&P 500 Index Fund                         Over $100,000
George G.C. Parker    iShares Dow Jones Select Dividend Index Fund       Over $100,000             Over $100,000
                      iShares FTSE/Xinhua China 25 Index Fund            $50,001-$100,000
                      iShares iBoxx $ Investment Grade Corporate Bond    Over $100,000
                      Fund
                      iShares MSCI EAFE Index Fund                       Over $100,000
                      iShares MSCI Mexico Investable Market Index        $50,001-$100,000
                      Fund
                      iShares Russell 1000 Value Index Fund              $50,001-$100,000
                      iShares Russell 2000 Index Fund                    $ 10,001-$50,000
                      iShares Russell 2000 Value Index Fund              $50,001-$100,000
                      iShares S&P 100 Index Fund                         $50,001-$100,000
                      iShares S&P 500 Index Fund                         Over $100,000
                      iShares S&P 500 Value Index Fund                   Over $100,000
                      iShares S&P MidCap 400 Index Fund                  $ 10,001-$50,000
                      iShares S&P MidCap 400 Value Index Fund            $50,001-$100,000
                      iShares S&P Small Cap 600 Index Fund               $ 10,001-$50,000
Cecilia H. Herbert    iShares Barclays 1-3 Year Treasury Bond fund       $ 10,001-$50,000          Over $100,000
                      iShares Barclays TIPS Bond Fund                    $ 10,001-$50,000
                      iShares FTSE/Xinhua China 25 Index Fund            $50,001-$100,000
                      iShares MSCI BRIC Index Fund                       $ 10,001-$50,000
                      iShares MSCI EAFE Index Fund                       $50,001-$100,000
                      iShares MSCI Emerging Markets Index Fund           $ 10,001-$50,000
                      iShares Russell 1000 Index Fund                    $ 10,001-$50,000
                      iShares Russell 2000 Index Fund                    $ 10,001-$50,000
                      iShares S&P 500 Index Fund                         Over $100,000
                      iShares S&P MidCap 400 Index Fund                  $ 10,000-$50,000
Charles A. Hurty      iShares Dow Jones Financial Sector Index Fund      $      1-$10,000          Over $100,000
                      iShares Dow Jones Select Dividend Index Fund       $      1-$10,000
                      iShares Dow Jones U.S. Energy Sector Index Fund    $ 10,001-$50,000
                      iShares Dow Jones U.S. Technology Sector Index     $      1-$10,000
                      Fund
                      iShares FTSE/Xinhua China 25 Index Fund            $ 10,001-$50,000
                      iShares MSCI EAFE Index Fund                       $ 10,001-$50,000

                                                                                                     AGGREGATE DOLLAR RANGE
                                                                                                   OF EQUITY SECURITIES IN ALL
                                                                                                      REGISTERED INVESTMENT
                                                                                                      COMPANIES OVERSEEN BY
                                                                         DOLLAR RANGE OF EQUITY       TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE                          FUND                          SECURITIES IN THE FUND       INVESTMENT COMPANIES
------------------  --------------------------------------------------  ------------------------  ----------------------------
                    iShares MSCI Japan Index Fund                       $ 10,001-$50,000
                    iShares S&P 500 Index Fund                          $ 10,001-$50,000
John E. Kerrigan    iShares MSCI ACWI ex US Index Fund                  Over $100,000             Over $100,000
Robert H. Silver    iShares Dow Jones U.S. Broker-Dealers Index Fund    Over $100,000             Over $100,000
                    iShares Dow Jones U.S. Financial Services Index     $ 10,001-$50,000
                    Fund
                    iShares Dow Jones U.S. Regional Banks Index         $50,001-$100,000
                    Fund
                    iShares MSCI ACWI ex US Index Fund                  $ 10,001-$50,000
                    iShares MSCI BRIC Index Fund                        $ 10,001-$50,000
                    iShares MSCI EAFE Index Fund                        Over $100,000
                    iShares Russell 3000 Index Fund                     $50,001-$100,000
                    iShares S&P Europe 350 Index Fund                   $ 10,001-$50,000
                    iShares S&P 500 Index Fund                          Over $100,000
Darrell Duffie      None                                                None                      None



As of December 31, 2008, none of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust ("Independent Trustees") or their immediate family members owned beneficially or of record any securities of BGFA (the Funds' investment adviser), the Distributor or any person controlling, controlled by or under common control with BGFA or the Distributor.

COMMITTEES OF THE BOARD OF TRUSTEES. Each Independent Trustee serves on the Audit Committee and the Nominating and Governance Committee of the Board. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust's financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement);
(iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust's accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met five times during the fiscal year ended February 28, 2009.


The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board's retirement policy; and
(vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met four times during the fiscal year ended February 28, 2009.

REMUNERATION OF TRUSTEES. The Trust pays each Independent Trustee and John Martinez, a Trustee who is an "interested person" (as defined in the 1940 Act), an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board's Audit Committee and George G. C. Parker an annual fee of $25,000 for service as the Board's Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2008:



                                                    PENSION OR
                                 AGGREGATE          RETIREMENT                                   TOTAL
                               COMPENSATION    BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                 FROM THE         PART OF TRUST         BENEFITS UPON       FROM THE FUNDS
 NAME OF INTERESTED TRUSTEE        TRUST           EXPENSES/1/          RETIREMENT/1/     AND FUND COMPLEX/2/
----------------------------  --------------  ---------------------  ------------------  --------------------
Lee T. Kranefuss/3/               $     0         Not Applicable       Not Applicable          $      0
John E. Martinez                   90,000         Not Applicable       Not Applicable           180,000


-------

/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.

/2/ Includes compensation for service on the Board of Directors of iShares, Inc.

/3/ Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2008:



                                  AGGREGATE               PENSION OR                                         TOTAL
                                COMPENSATION    RETIREMENT BENEFITS ACCRUED AS    ESTIMATED ANNUAL       COMPENSATION
                                  FROM THE               PART OF TRUST              BENEFITS UPON       FROM THE FUNDS
 NAME OF INDEPENDENT TRUSTEE        TRUST                 EXPENSES/1/               RETIREMENT/1/     AND FUND COMPLEX/2/
-----------------------------  --------------  --------------------------------  ------------------  --------------------
George G.C. Parker                $115,000              Not Applicable             Not Applicable          $230,000
John E. Kerrigan                    90,000              Not Applicable             Not Applicable           180,000
Charles A. Hurty                   110,000              Not Applicable             Not Applicable           220,000
Cecilia H. Herbert                  90,000              Not Applicable             Not Applicable           180,000
Robert H. Silver                    90,000              Not Applicable             Not Applicable           180,000
Darrell Duffie*                     67,500              Not Applicable             Not Applicable           135,000


-------

*     Appointed to serve as Independent Trustee of the Trust effective June 18,
      2008.
/1/ No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
/2/ Includes compensation for service on the Board of Directors of iShares, Inc.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.


The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds' outstanding shares as of May 31, 2009.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of May 31, 2009, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

                                                                                         PERCENTAGE OF
                     FUND                                        NAME                      OWNERSHIP
----------------------------------------------  --------------------------------------  --------------
iShares Barclays 1-3 Year Credit Bond Fund      Fiduciary Trust Company of Boston             5.29%
                                                175 Federal Street
                                                Boston, MA 02110
                                                Merrill Lynch, Pierce Fenner & Smith          5.44%
                                                Safekeeping
                                                101 Hudson Street
                                                8th Floor
                                                Jersey City, NJ 07302
                                                Northern Trust Company (The)                  5.90%
                                                801 South Canal Street
                                                Chicago, IL 60612
                                                National Financial Services LLC               6.74%
                                                200 Liberty Street
                                                5th Floor
                                                New York, NY 10281
                                                Pershing LLC                                  7.22%
                                                One Pershing Plaza
                                                Jersey City, NJ 07399
                                                Morgan Stanley & Co. Incorporated             7.47%
                                                One Pierrepont Plaza
                                                8th Floor
                                                Brooklyn, NY 11201
                                                First Clearing, LLC                           8.21%
                                                901 East Byrd Street
                                                Richmond, VA 23219
                                                Charles Schwab & Co., Inc.                   11.82%
                                                111 Pavonia Avenue
                                                Jersey City, NJ 07310
iShares Barclays 1-3 Year Treasury Bond Fund    Citigroup Global Markets Inc.                 5.33%
                                                333 W 34th Street
                                                New York, NY 10001-2402
                                                First Clearing, LLC                           5.55%
                                                901 East Byrd Street
                                                Richmond, VA 23219
                                                Morgan Stanley & Co. Incorporated             6.07%
                                                One Pierrepont Plaza
                                                8th Floor
                                                Brooklyn, NY 11201
                                                TD Ameritrade Clearing, Inc.                  7.88%
                                                1005 N. Ameritrade Place
                                                Bellevue, NE 68005
                                                Merrill Lynch, Pierce Fenner & Smith          9.28%
                                                Safekeeping
                                                101 Hudson Street
                                                8th Floor
                                                Jersey City, NJ 07302
                                                National Financial Services LLC               9.58%
                                                200 Liberty Street
                                                5th Floor
                                                New York, NY 10281

                                                                                               PERCENTAGE OF
                      FUND                                           NAME                        OWNERSHIP
-----------------------------------------------  -------------------------------------------  --------------
                                                 Charles Schwab & Co., Inc.                        10.42%
                                                 111 Pavonia Avenue
                                                 Jersey City, NJ 07310
iShares Barclays 3-7 Year Treasury Bond Fund     Bank of New York, The                              5.32%
                                                 One Wall Street
                                                 New York, NY 10004
                                                 National Financial Services LLC                    6.10%
                                                 200 Liberty Street
                                                 5th Floor
                                                 New York, NY 10281
                                                 State Street Bank and Trust Company                7.09%
                                                 1776 Heritage Drive
                                                 North Quincy, MA 02171
                                                 Brown Brothers Harriman & Co.                      8.76%
                                                 525 Washington Blvd.
                                                 11th Floor
                                                 Jersey City, NJ 07310
                                                 Charles Schwab & Co., Inc.                         9.25%
                                                 111 Pavonia Avenue
                                                 Jersey City, NJ 07310
                                                 Merrill Lynch, Pierce Fenner & Smith              11.77%
                                                 Safekeeping
                                                 101 Hudson Street
                                                 8th Floor
                                                 Jersey City, NJ 07302
                                                 JPMorgan Chase Bank, National Association         15.15%
                                                 14201 Dallas Pkwy
                                                 12th Floor
                                                 Dallas, TX 75240
iShares Barclays 7-10 Year Treasury Bond Fund    JPMorgan Chase Bank, National Association          5.15%
                                                 14201 Dallas Pkwy
                                                 12th Floor
                                                 Dallas, TX 75240
                                                 Morgan Stanley & Co. Incorporated                  5.43%
                                                 One Pierrepont Plaza
                                                 8th Floor
                                                 Brooklyn, NY 11201
                                                 Bank of New York, The                              5.51%
                                                 One Wall Street
                                                 New York, NY 10004
                                                 First Clearing, LLC                                7.58%
                                                 901 East Byrd Street
                                                 Richmond, VA 23219
                                                 National Financial Services LLC                    7.87%
                                                 200 Liberty Street
                                                 5th Floor
                                                 New York, NY 10281

                                                                                                PERCENTAGE OF
                      FUND                                            NAME                        OWNERSHIP
------------------------------------------------  -------------------------------------------  --------------
                                                  TD Ameritrade Clearing, Inc.                       9.73%
                                                  1005 N. Ameritrade Place
                                                  Bellevue, NE 68005
                                                  Charles Schwab & Co., Inc.                        10.08%
                                                  111 Pavonia Avenue
                                                  Jersey City, NJ 07310
                                                  Merrill Lynch, Pierce Fenner & Smith              14.31%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
iShares Barclays 10-20 Year Treasury Bond Fund    State Street Bank and Trust Company                7.19%
                                                  1776 Heritage Drive
                                                  North Quincy, MA 02171
                                                  Brown Brothers Harriman & Co.                      7.59%
                                                  525 Washington Blvd.
                                                  11th Floor
                                                  Jersey City, NJ 07310
                                                  TD Ameritrade Clearing, Inc.                      15.58%
                                                  1005 N. Ameritrade Place
                                                  Bellevue, NE 68005
                                                  Merrill Lynch, Pierce Fenner & Smith              18.43%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
                                                  First Clearing, LLC                               20.17%
                                                  901 East Byrd Street
                                                  Richmond, VA 23219
iShares Barclays 20+ Year Treasury Bond Fund      First Clearing, LLC                                5.11%
                                                  901 East Byrd Street
                                                  Richmond, VA 23219
                                                  TD Ameritrade Clearing, Inc.                       5.11%
                                                  1005 N. Ameritrade Place
                                                  Bellevue, NE 68005
                                                  National Financial Services LLC                    5.89%
                                                  200 Liberty Street
                                                  5th Floor
                                                  New York, NY 10281
                                                  Custodial Trust Company                            6.44%
                                                  101 Carnegie Center
                                                  Princeton, N.J. 08540
                                                  JPMorgan Chase Bank, National Association          7.50%
                                                  14201 Dallas Pkwy
                                                  12th Floor
                                                  Dallas, TX 75240
                                                  Charles Schwab & Co., Inc.                         9.55%
                                                  111 Pavonia Avenue
                                                  Jersey City, NJ 07310

                                                                                 PERCENTAGE OF
                 FUND                                    NAME                      OWNERSHIP
--------------------------------------  --------------------------------------  --------------
                                        Merrill Lynch, Pierce Fenner & Smith         10.27%
                                        Safekeeping
                                        101 Hudson Street
                                        8th Floor
                                        Jersey City, NJ 07302
                                        Barclays Global Investors, N.A.              12.07%
                                        400 Howard Street
                                        San Francisco, CA 94105
iShares Barclays Agency Bond Fund       Pershing LLC                                  8.45%
                                        One Pershing Plaza
                                        Jersey City, NJ 07399
                                        Merrill Lynch, Pierce Fenner & Smith          9.12%
                                        Safekeeping
                                        101 Hudson Street
                                        8th Floor
                                        Jersey City, NJ 07302
                                        Barclays Global Investors, N.A.              13.33%
                                        400 Howard Street
                                        San Francisco, CA 94105
                                        Charles Schwab & Co., Inc.                   14.90%
                                        111 Pavonia Avenue
                                        Jersey City, NJ 07310
                                        First Clearing, LLC                          17.07%
                                        901 East Byrd Street
                                        Richmond, VA 23219
                                        Morgan Stanley & Co. Incorporated            19.15%
                                        One Pierrepont Plaza
                                        8th Floor
                                        Brooklyn, NY 11201
iShares Barclays Aggregate Bond Fund    Morgan Stanley & Co. Incorporated             5.98%
                                        One Pierrepont Plaza
                                        8th Floor
                                        Brooklyn, NY 11201
                                        Merrill Lynch, Pierce Fenner & Smith          7.50%
                                        Safekeeping
                                        101 Hudson Street
                                        8th Floor
                                        Jersey City, NJ 07302
                                        National Financial Services LLC               9.88%
                                        200 Liberty Street
                                        5th Floor
                                        New York, NY 10281
                                        Charles Schwab & Co., Inc.                   14.27%
                                        111 Pavonia Avenue
                                        Jersey City, NJ 07310
iShares Barclays Credit Bond Fund       Baird (Robert W.) & Co. Incorporated          5.63%
                                        777 E Wisconsin Avenue
                                        Milwaukee, WI 53202
                                        First Clearing, LLC                           6.26%
                                        901 East Byrd Street
                                        Richmond, VA 23219

                                                                                           PERCENTAGE OF
                      FUND                                         NAME                      OWNERSHIP
------------------------------------------------  --------------------------------------  --------------
                                                  Citigroup Global Markets Inc.                 6.55%
                                                  333 W 34th Street
                                                  New York, NY 10001-2402
                                                  National Financial Services LLC               9.03%
                                                  200 Liberty Street
                                                  5th Floor
                                                  New York, NY 10281
                                                  Charles Schwab & Co., Inc.                   10.60%
                                                  111 Pavonia Avenue
                                                  Jersey City, NJ 07310
                                                  Merrill Lynch, Pierce Fenner & Smith         11.36%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
                                                  Pershing LLC                                 11.79%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399
iShares Barclays Government/Credit Bond Fund      Bear, Stearns Securities Corp.                5.61%
                                                  One Metrotech Center North
                                                  Brooklyn, NY 11201
                                                  Merrill Lynch, Pierce Fenner & Smith          6.98%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
                                                  Charles Schwab & Co., Inc.                    9.51%
                                                  111 Pavonia Avenue
                                                  Jersey City, NJ 07310
                                                  Citigroup Global Markets Inc.                10.94%
                                                  333 W 34th Street
                                                  New York, NY 10001-2402
                                                  Merrill Lynch, Pierce Fenner & Smith         11.12%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
                                                  National Financial Services LLC              21.98%
                                                  200 Liberty Street
                                                  5th Floor
                                                  New York, NY 10281
iShares Barclays Intermediate Credit Bond Fund    National Financial Services LLC               5.25%
                                                  200 Liberty Street
                                                  5th Floor
                                                  New York, NY 10281
                                                  Pershing LLC                                  7.01%
                                                  One Pershing Plaza
                                                  Jersey City, NJ 07399

                                                                                              PERCENTAGE OF
                         FUND                                           NAME                    OWNERSHIP
------------------------------------------------------  -----------------------------------  --------------
                                                        Charles Schwab & Co., Inc.                10.87%
                                                        111 Pavonia Avenue
                                                        Jersey City, NJ 07310
                                                        First Clearing, LLC                       20.38%
                                                        901 East Byrd Street
                                                        Richmond, VA 23219
iShares Barclays Intermediate Government/Credit Bond    Bank of New York, The                      6.71%
Fund                                                    One Wall Street
                                                        New York, NY 10004
                                                        National Financial Services LLC            6.73%
                                                        200 Liberty Street
                                                        5th Floor
                                                        New York, NY 10281
                                                        UBS Financial Services Inc.                6.93%
                                                        1000 Harbor Blvd.
                                                        4th Floor
                                                        Weehawken, NJ 07087
                                                        Citigroup Global Markets Inc.              9.17%
                                                        333 W 34th Street
                                                        New York, NY 10001-2402
                                                        Charles Schwab & Co., Inc.                19.10%
                                                        111 Pavonia Avenue
                                                        Jersey City, NJ 07310
iShares Barclays MBS Bond Fund                          Goldman, Sachs & Co.                       5.19%
                                                        30 Hudson Street
                                                        16th Floor
                                                        Jersey City, NJ 07302
                                                        Charles Schwab & Co., Inc.                 6.22%
                                                        111 Pavonia Avenue
                                                        Jersey City, NJ 07310
                                                        Curian Clearing, LLC                       6.24%
                                                        8055 East Tufts Avenue
                                                        10th Floor
                                                        Denver, CO 80237
                                                        Morgan Stanley & Co. Incorporated          7.04%
                                                        One Pierrepont Plaza
                                                        8th Floor
                                                        Brooklyn, NY 11201
                                                        National Financial Services LLC            7.75%
                                                        200 Liberty Street
                                                        5th Floor
                                                        New York, NY 10281
                                                        First Clearing, LLC                        8.20%
                                                        901 East Byrd Street
                                                        Richmond, VA 23219
                                                        Brown Brothers Harriman & Co.             10.02%
                                                        525 Washington Blvd.
                                                        11th Floor
                                                        Jersey City, NJ 07310

                                                                                           PERCENTAGE OF
                      FUND                                         NAME                      OWNERSHIP
------------------------------------------------  --------------------------------------  --------------
                                                  Merrill Lynch, Pierce Fenner & Smith         16.41%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
iShares Barclays Short Treasury Bond Fund         Merrill Lynch, Pierce Fenner & Smith          7.50%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
                                                  Charles Schwab & Co., Inc.                    7.58%
                                                  111 Pavonia Avenue
                                                  Jersey City, NJ 07310
                                                  TD Ameritrade Clearing, Inc.                 11.10%
                                                  1005 N. Ameritrade Place
                                                  Bellevue, NE 68005
                                                  Citigroup Global Markets Inc.                13.55%
                                                  333 W 34th Street
                                                  New York, NY 10001-2402
                                                  National Financial Services LLC              22.14%
                                                  200 Liberty Street
                                                  5th Floor
                                                  New York, NY 10281
iShares Barclays TIPS Bond Fund                   Merrill Lynch, Pierce Fenner & Smith          5.66%
                                                  Safekeeping
                                                  101 Hudson Street
                                                  8th Floor
                                                  Jersey City, NJ 07302
                                                  Morgan Stanley & Co. Incorporated             6.27%
                                                  One Pierrepont Plaza
                                                  8th Floor
                                                  Brooklyn, NY 11201
                                                  National Financial Services LLC              10.02%
                                                  200 Liberty Street
                                                  5th Floor
                                                  New York, NY 10281
                                                  Charles Schwab & Co., Inc.                   14.82%
                                                  111 Pavonia Avenue
                                                  Jersey City, NJ 07310
iShares iBoxx $ High Yield Corporate Bond Fund    Citigroup Global Markets Inc.                 5.33%
                                                  333 W 34th Street
                                                  New York, NY 10001-2402
                                                  First Clearing, LLC                           8.26%
                                                  901 East Byrd Street
                                                  Richmond, VA 23219

                                                                                                 PERCENTAGE OF
                         FUND                                            NAME                      OWNERSHIP
------------------------------------------------------  --------------------------------------  --------------
                                                        National Financial Services LLC               8.59%
                                                        200 Liberty Street
                                                        5th Floor
                                                        New York, NY 10281
                                                        Charles Schwab & Co., Inc.                   11.10%
                                                        111 Pavonia Avenue
                                                        Jersey City, NJ 07310
iShares iBoxx $ Investment Grade Corporate Bond Fund    First Clearing, LLC                           5.36%
                                                        901 East Byrd Street
                                                        Richmond, VA 23219
                                                        Morgan Stanley & Co. Incorporated             5.85%
                                                        One Pierrepont Plaza
                                                        8th Floor
                                                        Brooklyn, NY 11201
                                                        Merrill Lynch, Pierce Fenner & Smith          8.14%
                                                        Safekeeping
                                                        101 Hudson Street
                                                        8th Floor
                                                        Jersey City, NJ 07302
                                                        National Financial Services LLC               8.63%
                                                        200 Liberty Street
                                                        5th Floor
                                                        New York, NY 10281
                                                        Charles Schwab & Co., Inc.                   10.09%
                                                        111 Pavonia Avenue
                                                        Jersey City, NJ 07310
iShares JPMorgan USD Emerging Markets Bond Fund         Pershing LLC                                  5.22%
                                                        One Pershing Plaza
                                                        Jersey City, NJ 07399
                                                        First Clearing, LLC                           5.29%
                                                        901 East Byrd Street
                                                        Richmond, VA 23219
                                                        RBC Capital Markets Corporation               5.51%
                                                        One Liberty Plaza
                                                        New York, NY 10006-1446
                                                        Curian Clearing, LLC                          6.54%
                                                        8055 East Tufts Avenue
                                                        10th Floor
                                                        Denver, CO 80237
                                                        National Financial Services LLC               6.58%
                                                        200 Liberty Street
                                                        5th Floor
                                                        New York, NY 10281
                                                        Charles Schwab & Co., Inc.                    7.49%
                                                        111 Pavonia Avenue
                                                        Jersey City, NJ 07310

                                                                                               PERCENTAGE OF
                    FUND                                           NAME                          OWNERSHIP
--------------------------------------------  ----------------------------------------------  --------------
                                              Brown Brothers Harriman & Co.                        13.88%
                                              525 Washington Blvd.
                                              11th Floor
                                              Jersey City, NJ 07310
iShares S&P California Municipal Bond Fund    Citigroup Global Markets Inc.                         5.87%
                                              333 W 34th Street
                                              New York, NY 10001-2402
                                              Bear, Stearns Securities Corp.                        6.96%
                                              One Metrotech Center North
                                              Brooklyn, NY 11201
                                              Merrill Lynch, Pierce Fenner & Smith                  7.14%
                                              Safekeeping
                                              101 Hudson Street
                                              8th Floor
                                              Jersey City, NJ 07302
                                              Morgan Stanley & Co. Incorporated                    15.93%
                                              One Pierrepont Plaza
                                              8th Floor
                                              Brooklyn, NY 11201
                                              Charles Schwab & Co., Inc.                           28.62%
                                              111 Pavonia Avenue
                                              Jersey City, NJ 07310
iShares S&P National Municipal Bond Fund      Pershing LLC                                          5.83%
                                              One Pershing Plaza
                                              Jersey City, NJ 07399
                                              PNC Bank, National Association                        5.90%
                                              Institutional Service Group
                                              8800 Tinicum Blvd.
                                              Att: Trade Sett. Dept
                                              Philadelphia, PA 19153
                                              First Clearing, LLC                                   7.54%
                                              901 East Byrd Street
                                              Richmond, VA 23219
                                              National Financial Services LLC                      10.24%
                                              200 Liberty Street
                                              5th Floor
                                              New York, NY 10281
                                              Charles Schwab & Co., Inc.                           11.63%
                                              111 Pavonia Avenue
                                              Jersey City, NJ 07310
                                              Merrill Lynch, Pierce Fenner & Smith                 16.54%
                                              Safekeeping
                                              101 Hudson Street
                                              8th Floor
                                              Jersey City, NJ 07302
iShares S&P New York Municipal Bond Fund      American Enterprise Investment Services Inc.          7.35%
                                              2178 AXP Financial Center
                                              Minneapolis, MN 55474

                                                                                                PERCENTAGE OF
                         FUND                                           NAME                      OWNERSHIP
-----------------------------------------------------  --------------------------------------  --------------
                                                       Bear, Stearns Securities Corp.                7.45%
                                                       One Metrotech Center North
                                                       Brooklyn, NY 11201
                                                       Charles Schwab & Co., Inc.                   10.04%
                                                       111 Pavonia Avenue
                                                       Jersey City, NJ 07310
                                                       Citigroup Global Markets Inc.                10.66%
                                                       333 W 34th Street
                                                       New York, NY 10001-2402
                                                       Merrill Lynch, Pierce Fenner & Smith         15.11%
                                                       Safekeeping
                                                       101 Hudson Street
                                                       8th Floor
                                                       Jersey City, NJ 07302
                                                       National Financial Services LLC              19.29%
                                                       200 Liberty Street
                                                       5th Floor
                                                       New York, NY 10281
iShares S&P Short Term National Municipal Bond Fund    Suntrust Bank                                 5.75%
                                                       303 Peachtree Street
                                                       14th Floor
                                                       Atlanta, GA 30308
                                                       National Financial Services LLC               6.35%
                                                       200 Liberty Street
                                                       5th Floor
                                                       New York, NY 10281
                                                       Bear, Stearns Securities Corp.                7.58%
                                                       One Metrotech Center North
                                                       Brooklyn, NY 11201
                                                       Pershing LLC                                  7.73%
                                                       One Pershing Plaza
                                                       Jersey City, NJ 07399
                                                       Morgan Stanley & Co. Incorporated             8.77%
                                                       One Pierrepont Plaza
                                                       8th Floor
                                                       Brooklyn, NY 11201
                                                       First Clearing, LLC                          10.41%
                                                       901 East Byrd Street
                                                       Richmond, VA 23219
                                                       Charles Schwab & Co., Inc.                   11.85%
                                                       111 Pavonia Avenue
                                                       Jersey City, NJ 07310
                                                       Merrill Lynch, Pierce Fenner & Smith         13.77%
                                                       Safekeeping
                                                       101 Hudson Street
                                                       8th Floor
                                                       Jersey City, NJ 07302

                                                                                                   PERCENTAGE OF
                          FUND                                             NAME                      OWNERSHIP
--------------------------------------------------------  --------------------------------------  --------------
iShares S&P/Citigroup International Treasury Bond Fund    Merrill Lynch, Pierce Fenner & Smith          7.00%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302
                                                          Citigroup Global Markets Inc.                 7.34%
                                                          333 W 34th Street
                                                          New York, NY 10001-2402
                                                          First Clearing, LLC                           8.07%
                                                          901 East Byrd Street
                                                          Richmond, VA 23219
                                                          Suntrust Bank                                10.50%
                                                          303 Peachtree Street
                                                          14th Floor
                                                          Atlanta, GA 30308
                                                          Pershing LLC                                 13.71%
                                                          One Pershing Plaza
                                                          Jersey City, NJ 07399
                                                          Bear, Stearns Securities Corp.               30.82%
                                                          One Metrotech Center North
                                                          Brooklyn, NY 11201
iShares S&P/Citigroup 1-3 Year International Treasury     RBC Dominion Securities, Inc.                 5.04%
Bond Fund                                                 200 Bay Street, 6th Floor
                                                          Royal Bank Plaza North Tower
                                                          Toronto, ON M5J 2W7
                                                          Vanguard Marketing Corporation                6.81%
                                                          100 Vanguard Boulevard
                                                          Malvern, PA 19355
                                                          Charles Schwab & Co., Inc.                    7.66%
                                                          111 Pavonia Avenue
                                                          Jersey City, NJ 07310
                                                          National Financial Services LLC               8.42%
                                                          200 Liberty Street
                                                          5th Floor
                                                          New York, NY 10281
                                                          Merrill Lynch, Pierce Fenner & Smith         12.50%
                                                          Safekeeping
                                                          101 Hudson Street
                                                          8th Floor
                                                          Jersey City, NJ 07302
                                                          Bear, Stearns Securities Corp.               43.70%
                                                          One Metrotech Center North
                                                          Brooklyn, NY 11201



Investment Advisory, Administrative and Distribution Services

INVESTMENT ADVISER. BGFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BGFA. BGFA is a California corporation indirectly owned by Barclays Bank PLC and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BGFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund's assets. BGFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.


Pursuant to the Investment Advisory Agreement between BGFA and the Trust (entered into on behalf of each Fund), BGFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BGFA is paid a management fee at the annual rates (as a percentage of such Fund's average net assets) set forth below.


The following table sets forth the management fees paid by each Fund for the fiscal years noted:


                                                                   MANAGEMENT          MANAGEMENT          MANAGEMENT
                                                  MANAGEMENT    FEES PAID FISCAL    FEES PAID FISCAL    FEES PAID FISCAL
FUND                                                  FEE        YEAR ENDED 2009     YEAR ENDED 2008    YEAR ENDED 2007
-----------------------------------------------  ------------  ------------------  ------------------  -----------------
iShares JPMorgan USD Emerging Markets Bond
 Fund                                                 0.60%        $   547,220         $    15,517         $      N/A
iShares Barclays 1-3 Year Credit Bond Fund            0.20%          1,173,822             245,381              7,021
iShares Barclays 1-3 Year Treasury Bond Fund          0.15%         12,870,541          11,503,367          7,456,533
iShares Barclays 3-7 Year Treasury Bond Fund          0.15%          1,136,007             238,979              6,280
iShares Barclays 7-10 Year Treasury Bond Fund         0.15%          4,194,283           3,492,996          2,351,424
iShares Barclays 10-20 Year Treasury Bond
 Fund                                                 0.15%            192,902              76,965              8,295
iShares Barclays 20+ Year Treasury Bond Fund          0.15%          2,593,427           2,487,095          1,934,743
iShares Barclays Agency Bond Fund                     0.20%             19,537             N/A                N/A
iShares Barclays Aggregate Bond Fund                  0.20%         18,451,086          13,566,068          8,075,422
iShares Barclays Credit Bond Fund                     0.20%            195,906              76,284              6,598
iShares Barclays Government/Credit Bond
 Fund                                                 0.20%            155,526              77,155              8,490
iShares Barclays Intermediate Credit Bond
 Fund                                                 0.20%            613,297             118,753              6,961
iShares Barclays Intermediate Government/
 Credit Bond Fund                                     0.20%            433,892             164,713              7,000
iShares Barclays MBS Bond Fund                        0.25%          1,725,091             246,955            N/A
iShares Barclays Short Treasury Bond Fund             0.15%          1,944,546             583,945              7,063
iShares Barclays TIPS Bond Fund                       0.20%         15,669,496           9,406,993          7,822,759
iShares iBoxx $ High Yield Corporate Bond
 Fund                                                 0.50%          5,054,360             708,678            N/A
iShares iBoxx $ Investment Grade Corporate
 Bond Fund                                            0.15%          6,981,720           4,569,645          3,809,910
iShares S&P California Municipal Bond Fund            0.25%            262,774              37,560            N/A
iShares S&P National Municipal Bond Fund              0.25%          1,699,246             366,991            N/A
iShares S&P New York Municipal Bond Fund              0.25%             78,546              20,651            N/A
iShares S&P Short Term National Municipal
 Bond Fund                                            0.25%             19,596             N/A                N/A
iShares S&P/Citigroup International Treasury
 Bond Fund                                            0.35%              3,405             N/A                N/A
iShares S&P/Citigroup 1-3 Year International
 Treasury Bond Fund                                   0.35%              3,450             N/A                N/A



With respect to the iShares S&P National Municipal Bond Fund, the management fee for the period September 7, 2007 through June 30, 2008, was 0.30%. During this period, BGFA contractually agreed to waive a portion of its management fee for its investment advisory services to the Fund. After giving effect to such contractual waiver, the management fee was 0.25%. For the fiscal years ended 2009 and 2008, BGFA waived $87,369 and $73,398 of management fees, respectively.

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.


The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority of the applicable Fund's outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BGFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).


Current interpretations of U.S. federal banking laws and regulations (i) may prohibit Barclays Bank PLC, BGI and BGFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit Barclays Bank PLC or BGFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BGFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BGFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BGFA, or its affiliates, would consider performing additional services for the Trust. BGFA cannot predict whether these changes will be enacted, or the terms under which BGFA, or its affiliates, might offer to provide additional services.


BGFA and/or BGI may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BGFA and/or BGI may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BGFA and/or BGI from their own resources and not from the assets of the Funds.

PORTFOLIO MANAGERS. Lee Sterne, Jermaine Pierre, Peter Cramer, Mark Buell and Joel Silva (collectively, the "Portfolio Managers") are primarily responsible for the day-to-day management of the Government/Credit Bond Funds and iShares Barclays Aggregate Bond Fund.

Lee Sterne, Jermaine Pierre and Mark Buell are primarily responsible for the day-to-day management of the Treasury Bond Funds, iShares Barclays TIPS Bond Fund, iShares Barclays MBS Bond Fund, iShares Barclays Agency Bond Fund and International Treasury Bond Funds.

Lee Sterne, Peter Cramer and Joel Silva are primarily responsible for the day-to-day management of the Credit Bond Funds, iShares iBoxx $ High Yield Corporate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund.

Lee Sterne, Matthew Timm and Daniel Ruiz are primarily responsible for the day-to-day management of the iShares JPMorgan USD Emerging Markets Bond Fund.

Lee Sterne, Joel Silva and Peter Cramer are primarily responsible for the day-to-day management of the Municipal Bond Funds.


The Portfolio Managers were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as of the dates indicated in the following tables:


LEE STERNE (AS OF 2/28/09)
TYPES OF ACCOUNTS                   NUMBER      TOTAL ASSETS
---------------------------------  --------  ------------------
Registered Investment Companies      26       $49,924,000,000

LEE STERNE (AS OF 2/28/09)
TYPES OF ACCOUNTS                                  NUMBER      TOTAL ASSETS
------------------------------------------------  --------  ------------------
Other Pooled Investment Vehicles                     31      $63,131,000,000
Other Accounts                                       12      $ 3,032,000,000
Accounts with Incentive-Based Fee Arrangements        9      $ 7,848,000,000



JERMAINE PIERRE (AS OF 2/28/09)
TYPES OF ACCOUNTS                                      NUMBER          TOTAL ASSETS
------------------------------------------------  ----------------  ------------------
Registered Investment Companies                          14          $35,533,000,000
Other Pooled Investment Vehicles                          3          $ 3,093,000,000
Other Accounts                                            5          $        12,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A



JOEL SILVA (AS OF 2/28/09)
TYPES OF ACCOUNTS                                      NUMBER          TOTAL ASSETS
------------------------------------------------  ----------------  ------------------
Registered Investment Companies                          12          $24,057,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                            4          $       278,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A



MATTHEW TIMM (AS OF 2/28/09)
TYPES OF ACCOUNTS                                       NUMBER         TOTAL ASSETS
------------------------------------------------  -----------------  ---------------
Registered Investment Companies                            1          $139,600,000
Other Pooled Investment Vehicles                         N/A               N/A
Other Accounts                                             5          $     94,000
Accounts with Incentive-Based Fee Arrangements           N/A               N/A



MARK BUELL (AS OF 5/31/09)*
TYPES OF ACCOUNTS                                      NUMBER          TOTAL ASSETS
------------------------------------------------  ----------------  ------------------
Registered Investment Companies                          13          $39,600,000,000
Other Pooled Investment Vehicles                         N/A                N/A
Other Accounts                                            2          $       150,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A



PETER CRAMER (AS OF 5/31/09)*
TYPES OF ACCOUNTS                                      NUMBER          TOTAL ASSETS
------------------------------------------------  ----------------  ------------------
Registered Investment Companies                          13          $29,838,000,000
Other Pooled Investment Vehicles                          3          $ 9,800,000,000
Other Accounts                                            5          $   762,000,000
Accounts with Incentive-Based Fee Arrangements           N/A                N/A



DANIEL RUIZ (AS OF 5/31/09)*
TYPES OF ACCOUNTS                                       NUMBER         TOTAL ASSETS
------------------------------------------------  -----------------  ---------------
Registered Investment Companies                            1          $221,590,000
Other Pooled Investment Vehicles                         N/A               N/A
Other Accounts                                             3          $      5,500
Accounts with Incentive-Based Fee Arrangements           N/A               N/A

-------

* Each of Mr. Buell, Mr. Cramer and Mr. Ruiz was appointed as Portfolio Manager effective June 30, 2009.

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that compose those indexes or through a representative sampling of the securities that compose those indexes based on objective criteria and data. Pursuant to BGI and BGFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds, seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BGFA and its affiliates did not manage other portfolios or accounts.


Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BGFA or BGI, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BGI an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BGI a portion of that portfolio's or account's gains, or would pay BGI more for its services than would otherwise be the case if BGI meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BGI to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BGI has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict-of-interest, that may result in the Portfolio Managers' favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of the dates indicated:


LEE STERNE (AS OF 2/28/09)
                                              NUMBER OF OTHER
                                               ACCOUNTS WITH
                                             PERFORMANCE-BASED               AGGREGATE
                                     FEES MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    -----------------------------------  ----------------
Registered Investment Companies                     N/A                         N/A
Other Pooled Investment Vehicles                      7                   $6,519,000,000
Other Accounts                                        2                   $1,328,000,000



JERMAINE PIERRE (AS OF 2/28/09)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A



JOEL SILVA (AS OF 2/28/09)
                                           NUMBER OF OTHER
                                            ACCOUNTS WITH
                                       PERFORMANCE-BASED FEES          AGGREGATE
                                    MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                   ------------------------------  ----------------
Registered Investment Companies                 N/A                      N/A

JOEL SILVA (AS OF 2/28/09)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A



MATTHEW TIMM (AS OF 2/28/09)
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A



MARK BUELL (AS OF 5/31/09)*
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A



PETER CRAMER (AS OF 5/31/09)*
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A



DANIEL RUIZ (AS OF 5/31/09)*
                                            NUMBER OF OTHER
                                             ACCOUNTS WITH
                                        PERFORMANCE-BASED FEES          AGGREGATE
                                     MANAGED BY PORTFOLIO MANAGER    OF TOTAL ASSETS
                                    ------------------------------  ----------------
Registered Investment Companies                  N/A                      N/A
Other Pooled Investment Vehicles                 N/A                      N/A
Other Accounts                                   N/A                      N/A


-------

* Each of Mr. Buell, Mr. Cramer and Mr. Ruiz was appointed as Portfolio Manager effective June 30, 2009.

As of the dates indicated, with respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers receive a salary and are eligible to receive an annual bonus. Each Portfolio Manager's salary is a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager's title, scope of responsibilities, experience and knowledge. Each Portfolio Manager's bonus is a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager's business unit, and an assessment of the Portfolio Manager's individual performance.


Each Portfolio Manager's salary and annual bonus are paid in cash. BGFA also operates a mandatory bonus deferral plan for employees whose bonuses exceed certain thresholds which generally becomes payable three years after grant. One half of the mandatory deferral award is "notionally invested" in funds managed by BGI, and the other half is provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may be increased or decreased over the three-year period. In addition, a Portfolio Manager may be paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a "select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))" as so specified under the terms of BGI's Compensation Deferral Plan, the Portfolio Manager may elect to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager is part of a select group of management or highly compensated employees and is designated by the plan administrators (in their discretion) to be eligible for participation in BGI's Voluntary Levered Alpha Participation Plan ("VLAPP"), the Portfolio Manager may elect to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would receive an award corresponding to the deferred bonus portion if he or she voluntarily elects in advance to defer. VLAPP awards generally vest after three years. The award will be "notionally invested" in a fund(s) managed by BGI over the three-year period, and the return on that notional investment will determine the final award amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by a factor of two (2) for the sole purpose of determining the return on the award's notional investment.


Portfolio Managers may be selected, on a fully discretionary basis, for awards under BGI's Levered Alpha Participation Plan ("LAPP"). Under LAPP, these awards are determined annually, and generally vest in three equal installments over three years. Each vested installment is paid out upon vesting. At the option of the plan administrators, the award may be "notionally invested" in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period will determine the award payout amount. If the referenced fund's return exceeds its benchmark, the excess return is multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award's notional investment.


Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI's Compensation Enhancement Plan ("CEP"). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be "notionally invested" in funds managed by BGI, which means that the final award amount may be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.


A Portfolio Manager may be granted options to purchase shares in Barclays Global Investors UK Holdings Limited ("BGI UK Holdings"), a company organized under the laws of England and Wales that directly or indirectly owns all of the BGI companies worldwide, which options vest in three equal installments over three years and are generally exercisable during prescribed exercise windows. Shares purchased must generally be held 355 days prior to sale. For such purposes, the value of BGI UK Holdings is based on its fair value as determined by an independent public accounting firm.


As of the dates indicated below, the Portfolio Managers beneficially owned shares of the Funds, for which they were/are primarily responsible for the day-to-day management, in the amounts reflected in the following tables:


LEE STERNE (AS OF 2/28/09)
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays 1-3 Year Credit Bond Fund            X
iShares Barclays 1-3 Year Treasury Bond Fund                                 X
iShares Barclays 3-7 Year Treasury Bond Fund                                 X
iShares Barclays 7-10 Year Treasury Bond Fund         X
iShares Barclays 10-20 Year Treasury Bond Fund        X
iShares Barclays 20+ Year Treasury Bond Fund          X
iShares Barclays Aggregate Bond Fund                  X
iShares Barclays Credit Bond Fund                     X
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Credit Bond Fund                                           X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund

LEE STERNE (AS OF 2/28/09)
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares JPMorgan USD Emerging Markets Bond            X
 Fund
iShares Barclays MBS Bond Fund                        X
iShares Barclays Short Treasury Bond Fund                                                X
iShares Barclays TIPS Bond Fund                                              X
iShares iBoxx $ High Yield Corporate Bond Fund        X
iShares iBoxx $ Investment Grade Corporate Bond       X
 Fund
iShares S&P California Municipal Bond Fund                                               X
iShares S&P National Municipal Bond Fund              X
iShares S&P New York Municipal Bond Fund              X
iShares S&P Short Term National Municipal Bond        X
 Fund
iShares S&P/Citigroup International Treasury          X
 Bond Fund
iShares S&P/Citigroup 1-3 Year International          X
 Treasury Bond Fund
iShares Barclays Agency Bond Fund                     X



JERMAINE PIERRE (2/28/09)
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays 1-3 Year Treasury Bond Fund          X
iShares Barclays 3-7 Year Treasury Bond Fund          X
iShares Barclays 7-10 Year Treasury Bond Fund         X
iShares Barclays 10-20 Year Treasury Bond Fund        X
iShares Barclays 20+ Year Treasury Bond Fund          X
iShares Barclays Aggregate Bond Fund                  X
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund
iShares Barclays MBS Bond Fund                        X
iShares Barclays Short Treasury Bond Fund             X
iShares Barclays TIPS Bond Fund                       X
iShares Barclays Agency Bond Fund                     X
iShares S&P/Citigroup International Treasury          X
 Bond Fund
iShares S&P/Citigroup 1-3 Year International          X
 Treasury Bond Fund



JOEL SILVA (AS OF 2/28/09)
                                                                             DOLLAR RANGE
                                              --------------------------------------------------------------------------
                                                                     $10,001     $50,001    $100,001    $500,001    OVER
                                               NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                          ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays 1-3 Year Credit Bond Fund       X
iShares Barclays Aggregate Bond Fund             X
iShares Barclays Credit Bond Fund                X

JOEL SILVA (AS OF 2/28/09)
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Credit Bond Fund        X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund
iShares iBoxx $ High Yield Corporate Bond Fund        X
iShares iBoxx $ Investment Grade Corporate Bond       X
 Fund
iShares S&P California Municipal Bond Fund            X
iShares S&P National Municipal Bond Fund              X
iShares S&P New York Municipal Bond Fund              X
iShares S&P Short Term National Municipal Bond        X
 Fund



MATTHEW TIMM (AS OF 2/28/09)
                                                                             DOLLAR RANGE
                                              --------------------------------------------------------------------------
                                                                     $10,001     $50,001    $100,001    $500,001    OVER
                                               NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                          ------  ------------  ---------  ----------  ----------  ----------  -----
iShares JPMorgan USD Emerging Markets Bond       X
 Fund



MARK BUELL (AS OF 5/31/09)*
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays 1-3 Year Treasury Bond Fund          X
iShares Barclays 3-7 Year Treasury Bond Fund          X
iShares Barclays 7-10 Year Treasury Bond Fund         X
iShares Barclays 10-20 Year Treasury Bond Fund        X
iShares Barclays 20+ Year Treasury Bond Fund          X
iShares Barclays Aggregate Bond Fund                  X
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund
iShares Barclays MBS Bond Fund                        X
iShares Barclays Short Treasury Bond Fund             X
iShares Barclays TIPS Bond Fund                       X
iShares S&P/Citigroup International Treasury          X
 Bond Fund
iShares S&P/Citigroup 1-3 Year International          X
 Treasury Bond Fund
iShares Barclays Agency Bond Fund                     X

PETER CRAMER (AS OF 5/31/09)*
                                                                                  DOLLAR RANGE
                                                   --------------------------------------------------------------------------
                                                                          $10,001     $50,001    $100,001    $500,001    OVER
                                                    NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                               ------  ------------  ---------  ----------  ----------  ----------  -----
iShares Barclays 1-3 Year Credit Bond Fund            X
iShares Barclays Aggregate Bond Fund                  X
iShares Barclays Credit Bond Fund                     X
iShares Barclays Government/Credit Bond Fund          X
iShares Barclays Intermediate Credit Bond Fund        X
iShares Barclays Intermediate Government/Credit       X
 Bond Fund
iShares iBoxx $ High Yield Corporate Bond Fund        X
iShares iBoxx $ Investment Grade Corporate Bond       X
 Fund
iShares S&P California Municipal Bond Fund            X
iShares S&P National Municipal Bond Fund              X
iShares S&P New York Municipal Bond Fund              X
iShares S&P Short Term National Municipal Bond        X
 Fund



DANIEL RUIZ (AS OF 5/31/09)*
                                                                             DOLLAR RANGE
                                              --------------------------------------------------------------------------
                                                                     $10,001     $50,001    $100,001    $500,001    OVER
                                               NONE    $1 TO $10K    TO $50K    TO $100K    TO $500K     TO $1M     $1M
FUND                                          ------  ------------  ---------  ----------  ----------  ----------  -----
iShares JPMorgan USD Emerging Markets Bond       X
 Fund


-------

* Each of Mr. Buell, Mr. Cramer and Mr. Ruiz was appointed as Portfolio Manager effective June 30, 2009.


CODES OF ETHICS. The Trust, BGFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as administrator, custodian and transfer agent for the Funds. State Street's principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:


                                                      CUSTODY,            CUSTODY,            CUSTODY,
                                                  ADMINISTRATION &    ADMINISTRATION &    ADMINISTRATION &
                                                      TRANSFER            TRANSFER            TRANSFER
                                                   AGENCY EXPENSES     AGENCY EXPENSES    AGENCY EXPENSES
                                                     FISCAL YEAR         FISCAL YEAR        FISCAL YEAR
FUND                                                 ENDED 2009          ENDED 2008          ENDED 2007
-----------------------------------------------  ------------------  ------------------  -----------------
iShares JPMorgan USD Emerging Markets Bond
 Fund                                                 $ 12,939            $    544            $    N/A
iShares Barclays 1-3 Year Credit Bond Fund              33,878               7,253                 312
iShares Barclays 1-3 Year Treasury Bond Fund           456,447             404,433             334,617
iShares Barclays 3-7 Year Treasury Bond Fund            42,027               9,102                 346
iShares Barclays 7-10 Year Treasury Bond Fund          153,171             124,538             106,990
iShares Barclays 10-20 Year Treasury Bond
 Fund                                                    8,118               3,021                 437
iShares Barclays 20+ Year Treasury Bond Fund            97,002              93,547              93,765
iShares Barclays Agency Bond Fund                          946               N/A                N/A
iShares Barclays Aggregate Bond Fund                   624,739             460,478             325,006
iShares Barclays Credit Bond Fund                        6,891               3,000                 141
iShares Barclays Government/Credit Bond
 Fund                                                    5,654               3,784                 418
iShares Barclays Intermediate Credit Bond
 Fund                                                   18,169               4,041                 200
iShares Barclays Intermediate Government/
 Credit Bond Fund                                       18,789               5,419                 364
iShares Barclays MBS Bond Fund                          67,204              13,145              N/A
iShares Barclays Short Treasury Bond Fund               71,652              21,738                 447
iShares Barclays TIPS Bond Fund                        422,190             245,821             259,411
iShares iBoxx $ High Yield Corporate Bond
 Fund                                                   56,783               7,701              N/A
iShares iBoxx $ Investment Grade Corporate
 Bond Fund                                             256,821             159,938             171,031
iShares S&P California Municipal Bond Fund               7,651               3,726              N/A
iShares S&P National Municipal Bond Fund                38,722              10,524              N/A
iShares S&P New York Municipal Bond Fund                 3,523               3,395              N/A
iShares S&P Short Term National Municipal
 Bond Fund                                                 538               N/A                N/A
iShares S&P/Citigroup International Treasury
 Bond Fund                                                 361               N/A                N/A
iShares S&P/Citigroup 1-3 Year International
 Treasury Bond Fund                                        368               N/A                N/A


DISTRIBUTOR. The Distributor's principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' prior written notice to the other party following (i) the vote of a majority of the Independent

Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company ("DTC") participants (as defined below) and/or Investor Services Organizations.

BGFA or BGI may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:


                                             COMPENSATION PAID         COMPENSATION PAID        COMPENSATION PAID
                  FUND                    FISCAL YEAR ENDED 2009    FISCAL YEAR ENDED 2008    FISCAL YEAR ENDED 2007
---------------------------------------  ------------------------  ------------------------  -----------------------
iShares JPMorgan USD Emerging                    $16,570                   $ 8,469                   $  N/A
 Markets Bond Fund
iShares Barclays 1-3 Year Credit Bond             16,570                    33,887                     7,696
 Fund
iShares Barclays 1-3 Year Treasury                16,570                    33,887                    46,175
 Bond Fund
iShares Barclays 3-7 Year Treasury                16,570                    33,887                     7,696
 Bond Fund
iShares Barclays 7-10 Year Treasury               16,570                    33,887                    46,175
 Bond Fund
iShares Barclays 10-20 Year Treasury              16,570                    33,887                     7,696
 Bond Fund
iShares Barclays 20+ Year Treasury                16,570                    33,887                    46,175
 Bond Fund
iShares Barclays Agency Bond Fund                  5,520                      N/A                       N/A
iShares Barclays Aggregate Bond Fund              16,570                    33,887                    46,175
iShares Barclays Credit Bond Fund                 16,570                    33,887                     7,696
iShares Barclays Government/Credit                16,570                    33,887                     7,696
 Bond Fund
iShares Barclays Intermediate Credit              16,570                    33,887                     7,696
 Bond Fund
iShares Barclays Intermediate                     16,570                    33,887                     7,696
 Government/Credit Bond Fund
iShares Barclays MBS Bond Fund                    16,570                    33,887                      N/A
iShares Barclays Short Treasury Bond              16,570                    33,887                     7,696
 Fund
iShares Barclays TIPS Bond Fund                   16,570                    33,887                    46,175
iShares iBoxx $ High Yield Corporate              16,570                    31,053                      N/A
 Bond Fund
iShares iBoxx $ Investment Grade                  16,570                    33,887                    46,175
 Corporate Bond Fund
iShares S&P California Municipal Bond             16,570                    14,115                      N/A
 Fund
iShares S&P National Municipal Bond               16,570                    16,938                      N/A
 Fund
iShares S&P New York Municipal Bond               16,570                    14,115                      N/A
 Fund
iShares S&P Short Term National                    5,520                      N/A                       N/A
 Municipal Bond Fund
iShares S&P/Citigroup International                2,760                      N/A                       N/A
 Treasury Bond Fund
iShares S&P/Citigroup 1-3 Year                     2,760                      N/A                       N/A
 International Treasury Bond Fund

Brokerage Transactions
BGFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BGFA's policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BGFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund's shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, but such transactions may be subject to mark-ups or mark-downs.


There were no brokerage commissions paid on behalf of each Fund for the fiscal years ended February 28, 2009, February 29, 2008 and February 28, 2007.

The following table sets forth the names of the Funds' "regular broker dealers," as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund's fiscal year ended February 28, 2009:



                                                                                                 MARKET VALUE
FUND                                                         ISSUER                              OF INVESTMENT
-----------------------------------------------------------  ---------------------------------  --------------
iShares Barclays 1-3 Year Credit Bond Fund                   Morgan Stanley                      $22,583,225
                                                             Bank of America Corp.                19,618,346
                                                             Goldman Sachs Group, Inc. (The)      19,521,003
                                                             JPMorgan Chase & Co.                 10,945,924
iShares Barclays Aggregate Bond Fund                         Bank of America Corp.               $64,685,405
                                                             Goldman Sachs Group, Inc. (The)      49,275,198
                                                             Morgan Stanley                       40,372,190
                                                             JPMorgan Chase & Co.                 23,351,436
iShares Barclays Credit Bond Fund                            Goldman Sachs Group, Inc. (The)     $ 4,216,364
                                                             JPMorgan Chase & Co.                  3,396,726
                                                             Morgan Stanley                        2,705,972
                                                             Bank of America Corp.                 2,221,875
iShares Barclays Government/Credit Bond Fund                 Goldman Sachs Group, Inc. (The)     $ 1,567,449
                                                             Bank of America Corp.                   993,158
                                                             Morgan Stanley                          751,631
                                                             JPMorgan Chase & Co.                    652,601
iShares Barclays Intermediate Credit Bond Fund               Bank of America Corp.               $15,895,031
                                                             Morgan Stanley                       13,676,664
                                                             Goldman Sachs Group, Inc. (The)      12,511,931
                                                             JPMorgan Chase & Co.                 11,847,138
iShares Barclays Intermediate Government/Credit Bond Fund    Bank of America Corp.               $ 3,927,319
                                                             Morgan Stanley                        2,517,513
                                                             JPMorgan Chase & Co.                  2,210,287

                                                                                            MARKET VALUE
FUND                                                    ISSUER                              OF INVESTMENT
------------------------------------------------------  ---------------------------------  --------------
                                                        Goldman Sachs Group, Inc. (The)        1,364,533
iShares iBoxx $ Investment Grade Corporate Bond Fund    JPMorgan Chase & Co.                $263,971,884
                                                        Goldman Sachs Group, Inc. (The)      231,164,792
                                                        Morgan Stanley                       160,364,112
                                                        Bank of America Corp.                 79,172,905


The Funds' purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BGFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BGFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BGFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BGFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BGFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BGFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.


Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

While the Fund's portfolio turnover rates are generally expected to be low, the portfolio turnover rate for that portion of each of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund invested through TBA transactions are substantially higher because TBA positions are rolled every month. Higher turnover rates would likely result in comparatively greater transaction costs.

The table below sets forth the portfolio turnover rates of each Fund for the fiscal years noted:




                                                              FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                          FEBRUARY 28, 2009    FEBRUARY 29, 2008
-----------------------------------------------------------  -------------------  ------------------
iShares JPMorgan USD Emerging Markets Bond Fund                        31%                  10%
iShares Barclays 1-3 Year Credit Bond Fund                             67%                  64%
iShares Barclays 1-3 Year Treasury Bond Fund                           37%                  76%
iShares Barclays 3-7 Year Treasury Bond Fund                           55%                  41%
iShares Barclays 7-10 Year Treasury Bond Fund                          38%                  40%
iShares Barclays 10-20 Year Treasury Bond Fund                         22%                  22%
iShares Barclays 20+ Year Treasury Bond Fund                           41%                  26%
iShares Barclays Agency Bond Fund                                      18%                 N/A
iShares Barclays Aggregate Bond Fund                                  519%/1/              458%/1/
iShares Barclays Credit Bond Fund                                      16%                  34%
iShares Barclays Government/Credit Bond Fund                           46%                  36%
iShares Barclays Intermediate Credit Bond Fund                         19%                  28%
iShares Barclays Intermediate Government/Credit Bond Fund              29%                  30%
iShares Barclays MBS Bond Fund                                      1,341%/1/            1,038%/1/
iShares Barclays Short Treasury Bond Fund                             219%                 176%
iShares Barclays TIPS Bond Fund                                        10%                  10%
iShares iBoxx $ High Yield Corporate Bond Fund                         27%                  55%
iShares iBoxx $ Investment Grade Corporate Bond Fund                   48%                  95%
iShares S&P California Municipal Bond Fund                             24%                  19%
iShares S&P National Municipal Bond Fund                               14%                   8%
iShares S&P New York Municipal Bond Fund                               30%                  17%

                                                                    FISCAL YEAR ENDED    FISCAL YEAR ENDED
FUND                                                                FEBRUARY 28, 2009    FEBRUARY 29, 2008
-----------------------------------------------------------------  -------------------  -------------------
iShares S&P Short Term National Municipal Bond Fund                          3%                N/A
iShares S&P/Citigroup International Treasury Bond Fund                      17%                N/A
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund             23%                N/A


-------

1    Portfolio turnover rate includes TBA transactions, as described above.


Additional Information Concerning the Trust

SHARES. The Trust currently consists of more than 145 separate investment portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.


Each share issued by a fund has a PRO RATA interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund, or if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights for the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund's shares, a holder of shares may be a "control person" of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.


In accordance with the Trust's Amended and Restated Agreement and Declaration of Trust dated September 24, 2008, the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a "New Fund") to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.


Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.


Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC's rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund ("Insiders") may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC's rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.


TERMINATION OF THE TRUST OR A FUND. The Trust or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust's organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC AS SECURITIES DEPOSITORY FOR SHARES OF THE FUNDS. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants ("DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities' certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the American Stock Exchange and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly ("Indirect Participants").

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Creation and Redemption of Creation Units

GENERAL. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of May 31, 2009:

                                                                                      VALUE PER
                                                                      SHARES PER       CREATION
FUND                                                                CREATION UNIT    UNIT (U.S.$)
-----------------------------------------------------------------  ---------------  -------------
iShares Barclays 1-3 Year Credit Bond Fund                             100,000       $10,020,000
iShares Barclays 1-3 Year Treasury Bond Fund                           100,000         8,393,000
iShares Barclays 3-7 Year Treasury Bond Fund                           100,000        11,163,000
iShares Barclays 7-10 Year Treasury Bond Fund                          100,000         9,134,000
iShares Barclays 10-20 Year Treasury Bond Fund                         100,000        10,854,000
iShares Barclays 20+ Year Treasury Bond Fund                           100,000         9,416,000
iShares Barclays Agency Bond Fund                                      100,000        10,741,000
iShares Barclays Aggregate Bond Fund                                   100,000        10,129,000
iShares Barclays Credit Bond Fund                                      100,000         9,380,000
iShares Barclays Government/Credit Bond Fund                           100,000        10,225,000
iShares Barclays Intermediate Credit Bond Fund                         100,000         9,617,000
iShares Barclays Intermediate Government/Credit Bond Fund              100,000        10,334,000
iShares Barclays MBS Bond Fund                                         100,000        10,551,000
iShares Barclays Short Treasury Bond Fund                              100,000        11,018,000
iShares Barclays TIPS Bond Fund                                        100,000        10,127,000
iShares iBoxx $ High Yield Corporate Bond Fund                         100,000         7,598,000
iShares iBoxx $ Investment Grade Corporate Bond Fund                   100,000         9,649,000
iShares JPMorgan USD Emerging Markets Bond Fund                        100,000         9,233,000
iShares S&P California Municipal Bond Index Fund                       100,000        10,289,000
iShares S&P/Citigroup International Treasury Bond Fund                 100,000         9,965,000
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund        100,000        10,203,000
iShares S&P National Municipal Bond Fund                               100,000        10,066,000
iShares S&P New York Municipal Bond Fund                                50,000         5,063,000
iShares S&P Short Term National Municipal Bond Fund                    100,000        10,349,000



The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A "Business Day" with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


FUND DEPOSIT. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (I.E., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund's Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.


For certain of the Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond PRO RATA, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the "Deposit Amount," which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (I.E., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (I.E., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.


BGFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.


The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund's portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BGFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund's relevant Underlying Index.


The Trust may require the substitution of an amount of cash (I.E., a "cash-in-lieu" amount) to replace any Deposit Security of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security.


The Trust reserves the right to permit or require the substitution of a "cash in-lieu" amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities.


The Trust reserves the right to permit or require a "cash-in-lieu" amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to BGFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

PROCEDURES FOR CREATION OF CREATION UNITS. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a "Participating Party," I.E., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units ("Participant Agreement") (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Units of a Fund must be received by the Distributor no later than the closing time of the regular trading session of the applicable Listing Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of shares of each Fund as next determined on such date after receipt of the order in proper form. Orders to create Creation Units of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount generally must be received by the Distributor no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders to create a Creation Unit of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to purchase shares of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund will not be accepted on any day when the bond markets are closed. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (E.G., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor's broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.


PLACEMENT OF CREATION ORDERS FOR THE FUNDS (NOT INCLUDING THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, THE ISHARES S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND AND THE ISHARES S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND). Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 3:00 p.m., Eastern time, on the Settlement Date. The "Settlement Date" for all Funds (other than the iShares Barclays TIPS Bond Fund) is generally the third business day after the Transmittal Date. The Settlement Date for the iShares Barclays TIPS Bond Fund is generally the first business day after the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 3:00 p.m., Eastern time, on the Settlement Date. If the Cash Component and the Deposit Securities are not received by 3:00 p.m., the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.


Creation Units of the Funds may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit").

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with State Street by 3:00 p.m., Eastern time, on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, of the daily marked to market value of the missing Deposit Securities. In the event of a failure to deliver the missing Deposit Securities the Trust may buy securities according to industry standards and procedures. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities, on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

PLACEMENT OF CREATION ORDERS FOR THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, THE ISHARES S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND AND THE ISHARES S&P/CITIGROUP1-3 YEAR INTERNATIONAL TREASURY BOND FUND. Fund Deposits in connection with the Funds will not be made either through the Clearing Process or through DTC. For the Funds, State Street shall maintain a central depository account, such as with Euroclear or DTC, or cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor's behalf by the closing time of the regular trading session on the applicable Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.


The Authorized Participant must also make available no later than 2:00 p.m., Eastern Time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.


To the extent contemplated by the applicable Participant Agreement, Creation Units of the Funds will be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern Time, on the contractual settlement date. The Participant Agreement will permit the Funds to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.


ACCEPTANCE OF ORDERS FOR CREATION UNITS. The Trust reserves the absolute right to reject or revoke acceptance of a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the Deposit Securities delivered are not as disseminated through the facilities of the NSCC for that date by BGFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or BGFA, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, State Street, the Distributor and BGFA make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BGFA, the Distributor, DTC, NSCC's Continuous Net Settlement, Federal Reserve, State Street or any other participant in the creation process, and other extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, State Street, and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

CREATION TRANSACTION FEE. A purchase transaction fee is imposed for the transfer and other transaction costs of the Funds associated with the issuance of Creation Units of shares. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed an additional variable charge for cash purchases on the "cash-in-lieu" portion of its investment up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard creation transaction fee for each Fund:


                                                                    STANDARD CREATION    MAXIMUM ADDITIONAL VARIABLE
FUND                                                                 TRANSACTION FEE               CHARGE*
-----------------------------------------------------------------  -------------------  ----------------------------
iShares JPMorgan USD Emerging Markets Bond Fund                           $  700                     3.0%
iShares Barclays 1-3 Year Credit Bond Fund                                $  500                     3.0%
iShares Barclays 1-3 Year Treasury Bond Fund                               N/A                      N/A
iShares Barclays 3-7 Year Treasury Bond Fund                              $  500                     3.0%
iShares Barclays 7-10 Year Treasury Bond Fund                              N/A                      N/A
iShares Barclays 10-20 Year Treasury Bond Fund                            $  500                     3.0%
iShares Barclays 20+ Year Treasury Bond Fund                               N/A                      N/A
iShares Barclays Agency Bond Fund                                         $  100                     3.0%
iShares Barclays Credit Bond Fund                                         $  500                     3.0%
iShares Barclays Government/Credit Bond Fund                              $  500                     3.0%
iShares Barclays Intermediate Credit Bond Fund                            $  500                     3.0%
iShares Barclays Intermediate Government/Credit Bond Fund                 $  500                     3.0%
iShares Barclays Short Treasury Bond Fund                                 $  250                     3.0%
iShares Barclays TIPS Bond Fund                                            N/A                      N/A
iShares iBoxx $ High Yield Corporate Bond Fund                            $  500                     3.0%
iShares iBoxx $ Investment Grade Corporate Bond Fund                      $  500                     3.0%
iShares S&P California Municipal Bond Fund                                $  250                     3.0%
iShares S&P National Municipal Bond Fund                                  $  400                     3.0%
iShares S&P New York Municipal Bond Fund                                  $  250                     3.0%
iShares S&P Short Term National Municipal Bond Fund                       $  100                     3.0%
iShares S&P/Citigroup International Treasury Bond Fund                    $1,200                     3.0%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund           $  700                     3.0%
iShares Barclays Aggregate Bond Fund**                                    $  500                     3.0%
iShares Barclays MBS Bond Fund***                                         $  300                     3.0%


-------
*     As a percentage of the value of the amount invested.
**    Cash and in-kind purchases are permitted.
***   Cash only purchases are permitted.

REDEMPTION OF SHARES IN CREATION UNITS. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, BGFA, through the NSCC, makes available immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund securities ("Fund Securities") received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.


Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities - as announced on the Business Day of the request for redemption received in proper form - plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee below. Notwithstanding the foregoing, the Trust will substitute a "cash-in-lieu" amount to replace any Fund Security of the iShares Barclays Aggregate Bond Fund or iShares Barclays MBS Bond Fund that is a TBA transaction. The amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming Beneficial Owner that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (i) for any period during which the applicable Listing Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the applicable Listing Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

REDEMPTION TRANSACTION FEE. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Funds. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash-in-lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the table below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. The following tables set forth the standard redemption transaction fee for each Fund:


                                                                   STANDARD REDEMPTION   MAXIMUM ADDITIONAL VARIABLE
FUND                                                                 TRANSACTION FEE               CHARGE*
----------------------------------------------------------------- --------------------- ----------------------------
iShares JPMorgan USD Emerging Markets Bond Fund                           $  700                     2.0%
iShares Barclays 1-3 Year Credit Bond Fund                                $  500                     2.0%
iShares Barclays 1-3 Year Treasury Bond Fund                               N/A                      N/A
iShares Barclays 3-7 Year Treasury Bond Fund                              $  500                     2.0%
iShares Barclays 7-10 Year Treasury Bond Fund                              N/A                      N/A
iShares Barclays 10-20 Year Treasury Bond Fund                            $  500                     2.0%
iShares Barclays 20+ Year Treasury Bond Fund                               N/A                      N/A
iShares Barclays Agency Bond Fund                                         $  100                     2.0%
iShares Barclays Credit Bond Fund                                         $  500                     2.0%
iShares Barclays Government/Credit Bond Fund                              $  500                     2.0%
iShares Barclays Intermediate Credit Bond Fund                            $  500                     2.0%
iShares Barclays Intermediate Government/Credit Bond Fund                 $  500                     2.0%
iShares Barclays Short Treasury Bond Fund                                 $  250                     2.0%
iShares Barclays TIPS Bond Fund                                            N/A                      N/A
iShares iBoxx $ High Yield Corporate Bond Fund                            $  500                     2.0%
iShares iBoxx $ Investment Grade Corporate Bond Fund                      $  500                     2.0%
iShares S&P California Municipal Bond Fund                                $  250                     2.0%
iShares S&P National Municipal Bond Fund                                  $  400                     2.0%
iShares S&P New York Municipal Bond Fund                                  $  250                     2.0%
iShares S&P Short Term National Municipal Bond Fund                       $  100                     2.0%
iShares S&P/Citigroup International Treasury Bond Fund                    $1,200                     2.0%
iShares S&P/Citigroup 1-3 Year International Treasury Bond Fund           $  700                     2.0%
iShares Barclays Aggregate Bond Fund**                                    $  500                     2.0%
iShares Barclays MBS Bond Fund***                                         $  300                     2.0%


-------
*     As a percentage of the value of the amount invested.
**    Cash and in-kind purchases are permitted.
***   Cash only purchases are permitted.

PLACEMENT OF REDEMPTION ORDERS FOR THE FUNDS (NOT INCLUDING THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, THE ISHARES S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND AND THE ISHARES S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND). To be eligible to place redemption orders for Creation Units of the Funds an entity must be a DTC Participant that has executed a Participant Agreement and have the ability to transact through the Federal Reserve System. An order to redeem Creation Units is deemed received by the Trust on the Transmittal Date if (i) such order is received no later than 4:00 p.m., Eastern time, on such Transmittal Date, except as described below;
(ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 3:00 p.m., Eastern time, on the Settlement Date; and
(iii) all other procedures set forth in the Participant Agreement are properly followed. Orders to redeem Creation Units of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund or orders requesting substitution of a "cash-in-lieu" amount generally must be received no later than 2:00 p.m. Eastern time. On days when a Listing Exchange or the bond markets close earlier than normal, the Funds may require orders to redeem Creation Units to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday) orders to redeem a Creation Unit of the iShares Barclays Aggregate Bond Fund and iShares Barclays MBS Bond Fund and orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. In addition, orders to redeem shares of the iShares Barclays Aggregate Bond Fund will not be accepted on any day when the bond markets are closed. After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date.


To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 110% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Distributor by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to 3:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the relevant Fund are not delivered by 3:00 p.m. Eastern time on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in the amount of 110% of the missing shares (marked-to-market daily).

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.


PLACEMENT OF REDEMPTION ORDERS FOR THE ISHARES JPMORGAN USD EMERGING MARKETS BOND FUND, THE ISHARES S&P/CITIGROUP INTERNATIONAL TREASURY BOND FUND AND THE ISHARES S&P/CITIGROUP 1-3 YEAR INTERNATIONAL TREASURY BOND FUND. Orders to redeem Creation Units of the Funds must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. An order to redeem Creation Units of the Fund is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern Time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within three Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for the Fund may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.


In connection with taking delivery of shares of Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner, or Authorized Participant action on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 110%, which BGFA may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by State Street and marked to market daily, and that the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (I.E., the Business Day on which the shares of the Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.


Because the portfolio securities of the Fund may trade on the relevant exchange(s) on days that the Listing Exchange for the Foreign Fund is closed or are otherwise not Business Days for the Fund, stockholders may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange for the Fund, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

REGULAR HOLIDAYS. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (E.G., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2009



                    ARGENTINA
----------------------------------------------
January 1   May 1     August 17    December 24
April 6     May 25    October 12   December 25
April 9     June 15   November 6   December 31
April 10    July 9    December 8

                      AUSTRALIA
--------------------------------------------------
January 1    April 13   June 8         November 3
January 26   April 27   August 3       December 25
March 2      May 4      August 12      December 28
March 9      May 18     September 28
April 10     June 1     October 5



                      AUSTRIA
-----------------------------------------------
January 1   May 1     October 26    December 31
January 6   May 21    December 8
April 10    June 1    December 24
April 13    June 11   December 25



               BELGIUM
---------------------------------
January 1   May 21    November 2
April 10    May 22    November 11
April 13    June 1    December 25
May 1       July 21



                        BRAZIL
--------------------------------------------------
January 1     April 10   July 9        November 20
January 20    April 21   September 7   December 24
February 23   May 1      October 12    December 25
February 24   June 11    November 2    December 31



                        BULGARIA
----------------------------------------------------
January 1   May 1          December 24   December 31
March 3     May 6          December 25
April 20    September 22   December 30



                        CANADA
--------------------------------------------------
January 1     May 18     September 7   December 28
January 2     June 24    October 12
February 16   July 1     November 11
April 10      August 3   December 25



                   CHILE
--------------------------------------
January 1   June 8         December 8
April 10    June 29        December 25
May 1       September 18   December 31
May 21      October 12



                         CHINA
----------------------------------------------------
January 1    February 2    May 7         October 7
January 19   February 3    May 25        October 12
January 26   February 16   September 7   November 11
January 27   May 1         October 1     November 26
January 28   May 4         October 2     December 25
January 29   May 5         October 5
January 30   May 6         October 6



                     COLUMBIA
-----------------------------------------------
January 1    May 1     July 20      November 16
January 12   May 25    August 7     December 8
March 23     June 15   August 17    December 25
April 9      June 22   October 12   December 31
April 10     June 29   November 2



               DENMARK
--------------------------------
January 1   May 8    December 24
April 9     May 21   December 25
April 10    June 1   December 31
April 13    June 5



                       ECUADOR
--------------------------------------------------
January 1     April 10    October 9    December 25
February 23   May 1       November 2   December 31
February 24   August 10   November 3



                          EGYPT
-----------------------------------------------------
January 1   April 20       September 21   November 29
January 7   July 1         September 22
March 9     July 23        October 6
April 19    September 20   November 26



                     EL SALVADOR
-------------------------------------------------
January 1   May 1      August 6       December 31
April 8     August 3   September 15
April 9     August 4   November 2
April 10    August 5   December 25

                 FINLAND
-------------------------------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                  FRANCE
-------------------------------------
January 1   May 8         December 25
April 10    May 21
April 13    July 14
May 1       November 11



                 GERMANY
------------------------------------
January 1     April 13   June 11
January 6     May 1      December 24
February 23   May 21     December 25
April 10      June 1     December 31



                GREECE
------------
January 1   April 10   May 1
January 6   April 13   June 8
March 2     April 17   October 28
March 25    April 20   December 25



                 HUNGARY
------------
January 1   June 1       December 24
January 2   August 20    December 25
April 13    August 21
May 1       October 23



                        INDONESIA
-------------
January 1    April 10       September 22   December 18
January 26   May 21         September 23   December 24
March 9      July 20        September 24   December 25
March 26     August 17      September 25   December 31
March 27     September 21   November 27



                      IRELAND
------------
January 1   May 1      October 26    December 29
March 17    May 4      December 24
April 10    June 1     December 25
April 13    August 3   December 28



                  ITALY
------------
January 1   May 1        December 24
January 6   June 2       December 25
April 10    June 29      December 31
April 13    December 8



                           JAPAN
--------------
January 1     April 29       September 22   December 23
January 2     May 4          September 23   December 31
January 12    May 5          October 12
February 11   July 20        November 3
March 20      September 21   November 23



  KAZAKHSTAN
------------              ------------
January 1   July 6        December 17
March 9     August 31     December 18
March 23    October 26
May 1       November 27
May 11      December 16



                       LEBANON
-------------
January 1    March 9    August 18      December 18
January 6    April 10   September 21   December 25
January 7    April 17   November 27    December 31
February 9   May 1      November 28



                       MALAYSIA
-------------
January 1    May 1       September 21   December 25
January 26   May 9       September 22
January 27   June 1      October 17
February 2   June 6      November 27
March 9      August 31   December 18



                   MEXICO
-------------
January 1    April 9        November 2
February 2   April 10       November 16
February 5   May 1          November 20
March 16     September 16   December 25

      THE NETHERLANDS
--------------------------
January 1   May 1
April 10    May 21
April 13    June 1
April 30    December 25



                  NORWAY
------------
January 1   May 1         December 25
April 9     May 21        December 31
April 10    June 1
April 13    December 24



                         PANAMA
--------------
January 1     February 25   September 1   November 10
January 12    April 9       November 3    December 8
February 23   April 10      November 4    December 25
February 24   May 1         November 5



                  PERU
------------
January 1   June 29     December 8
April 9     July 28     December 24
April 10    July 29     December 25
May 1       October 8   December 31



                     THE PHILIPPINES
--------------------------------------------------------
January 1     May 1          November 2    December 30
February 25   June 12        November 30   December 31
April 9       August 21      December 24
April 10      September 21   December 25



                 PORTUGAL
-------------------------------------
January 1     May 1       December 1
February 24   June 10     December 8
April 10      June 11     December 24
April 13      October 5   December 25



           POLAND
-----------------------
January 1   June 11
April 10    November 11
April 13    December 25
May 1



                       RUSSIA
-------------------------------------------------
January 1   January 7     May 1        November 6
January 2   January 8     May 11
January 5   February 23   June 12
January 6   March 9       November 4



          SERBIA
-----------------------
January 1   February 16
January 2   April 17
January 5   April 20
January 6   May 1
January 7



               SOUTH AFRICA
--------------------------------------
January 1   May 1          December 16
April 10    June 16        December 25
April 13    August 10
April 27    September 24



                       SPAIN
-----------------------------------------------
January 1   April 10   October 12   December 25
January 6   April 13   November 2
March 19    May 1      November 9
April 9     May 15     December 8



                  SWEDEN
-------------------------------------
January 1   May 1         December 25
January 6   May 21        December 31
April 10    June 19
April 13    December 24



                     SWITZERLAND
-------------------------------------------------
January 1   April 13   June 29        December 31
January 2   May 1      September 10
January 6   May 21     December 8
March 19    June 1     December 24
April 10    June 11    December 25

                    TURKEY
-----------------------------------------
January 1      September 22   November 27
April 23       October 28     November 30
May 19         October 29
September 21   November 26



              UKRAINE
--------------------------------
January 1   April 20   June 8
January 2   May 1      June 29
January 7   May 4      August 24
March 9     May 11



      THE UNITED KINGDOM
--------------------------
January 1   May 25
April 10    August 31
April 13    December 25
May 4       December 26



                     URUGUAY
----------------------------------------------
January 1     April 6   April 10   August 25
January 6     April 7   May 1      October 12
February 23   April 8   May 18     November 2
February 24   April 9   June 19    December 25



                      VENEZUELA
-------------------------------------------------
January 1     April 9    June 24      December 25
January 5     April 10   June 29
February 23   May 1      July 24
February 24   May 25     October 12
March 19      June 15    December 7



2010




               ARGENTINA
-----------------------------------
January 1   May 25      October 11
March 24    June 21     December 8
April 1     July 9      December 24
April 2     August 16   December 31



                      AUSTRALIA
--------------------------------------------------
January 1    April 5    August 2       December 27
January 26   April 26   August 11      December 28
March 1      May 3      September 27
March 8      June 7     October 4
April 2      June 14    November 2



                 AUSTRIA
------------------------------------
January 1   May 13       November 1
January 6   May 24       December 8
April 2     June 3       December 24
April 5     October 26   December 31



                BELGIUM
-----------------------------------
January 1   May 14      November 1
April 2     May 24      November 11
April 5     July 21
May 13      August 16



                        BRAZIL
--------------------------------------------------
January 1     April 2    September 7   December 24
January 20    April 21   October 12    December 31
January 25    April 23   November 2
February 15   June 3     November 15
February 16   July 9     November 30



                        BULGARIA
----------------------------------------------------
January 1   May 6         September 22   December 31
March 3     May 24        December 24
April 5     September 9   December 30



                        CANADA
--------------------------------------------------
January 1     May 24     September 6   December 28
January 4     June 24    October 11
February 15   July 1     November 11
April 2       August 2   December 27



                  CHILE
------------------------------------
January 1   July 16      December 31
April 2     October 11
May 21      November 1
June 28     December 8



                         CHINA
---------------------------------------------------
January 1     April 2   July 1         September 29
January 18    April 5   July 5         September 30
February 15   April 6   September 6    October 1
February 16   May 3     September 22   October 11
February 17   May 21    September 23   November 11
February 18   May 31    September 27   November 25
February 19   June 16   September 28   December 27

                     COLUMBIA
-----------------------------------------------
January 1    April 2   July 5       November 1
January 11   May 17    July 20      November 15
March 22     June 7    August 16    December 8
April 1      June 14   October 18   December 31



                DENMARK
----------------------------------
January 1   April 30   December 24
April 1     May 13     December 31
April 2     May 14
April 5     May 24



                       ECUADOR
--------------------------------------------------
January 1     April 2     November 2   December 31
February 15   May 24      November 3
February 16   August 13   December 6



                   EGYPT
--------------------------------------
January 7   July 1         November 16
April 4     September 12   November 17
April 5     October 6      December 7
April 25    November 15



              EL SALVADOR
-------------------------------------
January 1   August 3   September 15
March 31    August 4   November 2
April 1     August 5   December 31
April 2     August 6



                 FINLAND
-------------------------------------
January 1   May 13        December 31
January 6   June 25
April 2     December 6
April 5     December 24



           FRANCE
-----------------------
January 1   July 14
April 2     November 1
April 5     November 11
May 13



                GERMANY
-----------------------------------
January 1     April 5   November 1
January 6     May 13    December 24
February 15   May 24    December 31
April 2       June 3



           GREECE
-------------------------
January 1     April 2
January 6     April 5
February 15   May 24
March 25      October 28



          HUNGARY
-------------------------
January 1   August 20
March 15    November 1
April 5     December 24
May 24



                         INDONESIA
-------------------------------------------------------
January 1     May 13        September 7    September 13
February 26   May 28        September 8    November 17
March 16      August 17     September 9    December 7
April 2       September 6   September 10   December 31



                 IRELAND
------------------------------------
January 1   May 3        December 27
March 17    June 7       December 28
April 2     August 2     December 29
April 5     October 25



                  ITALY
------------------------------------
January 1   June 2       December 24
January 6   June 29      December 31
April 2     November 1
April 5     December 8

                         JAPAN
---------------------------------------------------
January 1     April 29   July 19        November 3
January 11    May 3      September 20   November 23
February 11   May 4      September 23   December 23
March 22      May 5      October 11     December 31



                    KAZAKHSTAN
-----------------------------------------------
January 1   March 8    July 5       November 16
January 4   March 22   July 6       December 16
January 7   May 3      August 30    December 17
April 2     May 10     October 25



                          LEBANON
-------------------------------------------------------
January 1     April 2        September 11   December 7
January 6     April 3        November 16    December 16
February 9    May 1          November 17    December 25
February 26   September 10   November 22    December 31



                        MALAYSIA
-----------------------------------------------------
January 1     February 26   August 31      December 7
February 1    May 28        September 10
February 15   May 31        November 5
February 16   June 1        November 17



            MEXICO
-------------------------
January 1    April 2
February 1   September 16
March 15     November 2
April 1      November 15



    THE NETHERLANDS
---------------------
January 1   May 5
April 2     May 13
April 5     May 24
April 30



                  NORWAY
-------------------------------------
January 1   May 13        December 31
April 1     May 17
April 2     May 24
April 5     December 24



                  PANAMA
--------------------------------------
January 1     April 1      November 5
February 15   April 2      November 10
February 16   November 3   December 8
February 17   November 4



                 PERU
----------------------------------
January 1   July 28     November 1
April 1     July 29     December 8
April 2     August 30
June 29     October 8



                    THE PHILIPPINES
------------------------------------------------------
January 1     April 12    August 30      December 24
February 25   May 10      September 10   December 30
April 1       June 14     November 1     December 31
April 2       August 23   November 29



                 PORTUGAL
--------------------------------------
January 1     June 3       December 1
February 16   June 10      December 8
April 2       October 5    December 24
April 5       November 1



           POLAND
-----------------------
January 1   June 3
April 2     November 1
April 5     November 11
May 3       December 24



                      RUSSIA
----------------------------------------------
January 1   January 7     March 8   November 4
January 4   January 8     May 3
January 5   February 22   May 10
January 6   February 23   June 14

          SERBIA
-----------------------
January 1   January 8
January 4   February 15
January 5   April 2
January 6   April 5
January 7   May 3



               SOUTH AFRICA
-----------------------------------------
January 1   April 27       December 16
March 22    June 16        December 27
April 2     August 9
April 5     September 24



                        SPAIN
-------------------------------------------------
January 1   April 2      November 1   December 24
January 6   April 5      November 9   December 31
March 19    August 16    December 6
April 1     October 12   December 8



           SWEDEN
-----------------------
January 1   May 13
January 6   June 25
April 2     December 24
April 5     December 31



                    SWITZERLAND
-----------------------------------------------
January 1   April 5   June 29       December 24
January 6   May 13    September 9   December 31
March 19    May 24    November 1
April 2     June 3    December 8



                         TURKEY
----------------------------------------------------
January 1   September 8    October 29    November 18
April 23    September 9    November 15   November 19
May 19      September 10   November 16
August 30   October 28     November 17



              UKRAINE
-------------------------------
January 1   April 5   May 24
January 7   May 3     June 28
January 8   May 4     August 23
March 8     May 10    August 24



      THE UNITED KINGDOM
--------------------------
January 1   May 31
April 2     August 30
April 5     December 27
May 3       December 28



                     URUGUAY
----------------------------------------------
January 1     March 1    April 1    August 25
January 6     March 29   April 2    October 11
February 15   March 30   April 19   November 2
February 16   March 31   May 17



                      VENEZUELA
-------------------------------------------------
January 1     April 1    June 24      December 13
January 11    April 2    June 28
February 15   April 19   July 5
February 16   May 17     October 12
March 19      June 7     November 1



REDEMPTIONS. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose securities compromise the Funds. In the calendar year 2009 and 2010, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:



                     2009
                                      NUMBER OF
              TRADE     SETTLEMENT     DAYS TO
 COUNTRY      DATE         DATE        SETTLE
---------  ----------  ------------  ----------
  China    01/21/09    02/02/09      12
           01/22/09    02/03/09      12
           01/23/09    02/04/09      12
           09/23/09    10/06/09      13
           09/24/09    10/07/09      13
           09/25/09    10/08/09      13
  Egypt    09/15/09    09/23/09       8
           09/16/09    09/24/09       8
           09/17/09    09/27/09      10

                           2009
                                                 NUMBER OF
                         TRADE     SETTLEMENT     DAYS TO
       COUNTRY           DATE         DATE        SETTLE
--------------------  ----------  ------------  ----------
  Indonesia           09/15/09    09/24/09       9
                      09/16/09    09/25/09       9
                      09/17/09    09/28/09      11
  Ireland             12/21/09    12/30/09       9
                      12/22/09    12/31/09       9
                      12/23/09    01/04/10      12
  Japan               09/16/09    09/24/09       8
                      09/17/09    09/25/09       8
                      09/18/09    09/26/09       8
  Kazakhstan          12/11/09    12/21/09      10
                      12/14/09    12/22/09       8
                      12/15/09    12/23/09       8
                      12/31/09    01/08/10       8
  Panama              02/20/09    03/02/09      10
                      10/30/09    11/09/09      10
                      11/02/09    11/11/09       9
  The Philippines     04/03/09    04/13/09      10
  Russia              12/29/09    01/11/10      13
                      12/30/09    01/12/10      13
                      12/31/09    01/13/10      13
  Serbia              12/29/09    1/11/10       13
                      12/30/09    1/11/10       12
                      12/31/09    1/11/10       11
  Spain               04/06/09    04/14/09       8
                      04/07/09    04/15/09       8
                      04/08/09    04/16/09       8
  Uruguay             04/03/09    04/13/09      10




                       2010
                                          NUMBER OF
                  TRADE     SETTLEMENT     DAYS TO
   COUNTRY        DATE         DATE        SETTLE
-------------  ----------  ------------  ----------
  China        02/10/10    02/22/10      12
               02/11/10    02/23/10      12
               02/12/10    02/24/10      12
               03/29/10    04/07/10       9
               03/30/10    04/08/10       9
               04/01/10    04/09/10       8
               09/20/10    10/04/10      14
               09/21/10    10/05/10      14
               09/24/10    10/06/10      12
  Egypt        11/10/10    11/18/10       8
               11/11/10    11/21/10      10
               11/14/10    11/22/10       8
  Indonesia    09/01/10    09/14/10      13
               09/02/10    09/15/10      13
               09/03/10    09/16/10      13
  Japan        04/28/10    05/06/10       8
               04/29/10    05/07/10       8

                       2010
                                         NUMBER OF
                 TRADE     SETTLEMENT     DAYS TO
   COUNTRY       DATE         DATE        SETTLE
------------  ----------  ------------  ----------
              04/30/10    05/10/10      10
  Malaysia    05/25/10    06/02/10       8
              05/26/10    06/03/10       8
              05/27/10    06/04/10       8
  Panama      02/10/10    02/18/10       8
              02/11/10    02/19/10       8
              02/12/10    02/22/10      10
              10/29/10    11/08/10      10
              11/01/10    11/09/10       9
              11/02/10    11/11/10       9
  Serbia      01/01/10    01/11/10      10
  Spain       03/29/10    04/06/10       8
              03/30/10    04/07/10       8
              03/31/10    04/08/10       8
  Turkey      11/11/10    11/22/10      11
              11/12/10    11/23/10      11
  Uruguay     03/26/10    04/05/10      10


-------

* These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.


Taxes
The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of a Fund. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to a Fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


REGULATED INVESTMENT COMPANY QUALIFICATION. Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (I.E., partnerships that are traded on an established securities market or tradable on a secondary market, other than a partnership that derives 90% of its income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund's taxable year, (a) at least 50% of the market value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses (other than the securities of other RICs) or the securities of one or more qualified publicly-traded partnerships.


Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund's investments in partnerships, including in qualified publicly-traded partnerships, may result in that Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

TAXATION OF RICS. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (I.E., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. Moreover, if a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (I.E., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.


EXCISE TAX. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.


TAXATION OF U.S. SHAREHOLDERS. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or capital gain distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their PRO RATA share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").


Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income.

If an individual receives a regular dividend qualifying for the long-term capital gain rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.


Distributions in excess of a Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.


Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund's gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (I.E., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of the Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (E.G., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

BACK-UP WITHHOLDING. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

SECTIONS 351 AND 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund's basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.


TAX-EXEMPT INTEREST INCOME.   Dividends paid by the Municipal Bond Funds that
are properly designated as exempt-interest dividends will not be subject to regular federal income tax. Each Municipal Bond Fund intends to invest its assets in a manner such that dividend distributions to its shareholders will generally be exempt from U.S. federal income taxation. Dividends paid by the Fund will be exempt from federal income tax (though not necessarily exempt from state and local taxation) to the extent of the Fund's tax-exempt interest income as long as 50% or more of the value of the Fund's assets at the end of each quarter is invested in state, municipal and other bonds that are excluded from gross income for federal income tax purposes and as long as the Fund properly designates such dividends as exempt-interest dividends.


Individual shareholders of the iShares S&P California Municipal Bond Fund who are subject to California personal income taxation will not be required to include in their California gross income that portion of their federal exempt-interest dividends which the Fund clearly and accurately identifies as directly attributable to interest earned on obligations the interest on which is exempt from California personal income taxation, provided that at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of such obligations. Distributions to individual shareholders derived from interest on Tax-Exempt Securities issued by governmental authorities in states other than California or on other obligations or investments the interest or other income on which is not exempt from California personal income taxation and short-term capital gains will be taxed as dividends for purposes of California personal income taxation. The Fund's long-term capital gains for Federal income tax purposes that are distributed to the shareholders will be taxed as long-term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Gain or loss, if any, resulting from a sale or redemption of shares will be recognized in the year of the sale or redemption. Present California law taxes both long-term and short-term capital gains at the rates applicable to ordinary income. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase or carrying of shares of the Fund will not be deductible for California personal income tax purposes.


Generally, corporate shareholders of the iShares S&P California Municipal Bond Fund subject to the California franchise tax will be required to include any gain on a sale or redemption of shares and all distributions of exempt interest, capital gains and other taxable income, if any, as income subject to such tax. The Fund will not be subject to California franchise or corporate income tax on interest income or net capital gain distributed to the shareholders. Shares of the Fund will be exempt from local property taxes in California.


Shares of the iShares S&P California Municipal Bond Fund are not excludable from the taxable estates of deceased California resident shareholders for purposes of the California estate and generation skipping taxes. However, the amount of these California taxes is based on the amount of any federal credit for state death taxes, which credit was repealed for estates of decedents dying after 2004, such that California does not currently impose any actual liability in respect of these taxes. Nonetheless, should prior federal law be reinstated in 2011 (as is scheduled to occur under current law), or should California enact legislation causing these taxes to apply independent of any federal credit for state death taxes, liability for California estate and generation skipping taxes could arise with respect to shares in the Fund owned by California residents.


The foregoing is a general, abbreviated summary of certain of the provisions of California law presently in effect as it directly governs the taxation of the shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to the Fund's transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning California tax matters.


Individual shareholders of the iShares S&P New York Municipal Bond Fund will not be required to include in their gross income for New York State and City purposes any portion of distributions received from the Fund that are directly attributable to (i) interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including New York City) or
(ii) interest earned on obligations of U.S. possessions or territories that is exempt from state taxation pursuant to federal law, provided that the Fund qualifies as a RIC and satisfies the requirement that at least 50% of its assets at the close of each quarter of its taxable year constitute such obligations. Distributions from the Fund that are attributable to sources other than those described in the preceding sentence (including interest on obligations of other states and their political subdivisions) will generally be taxable to individual shareholders as ordinary income.

Shareholders of the iShares S&P New York Municipal Bond Fund that are subject to the New York State corporation franchise tax or the New York City general corporation tax will be required to include exempt-interest dividends paid by the Fund in their "entire net income" for purposes of such taxes and will be required to include their shares of the Fund in their investment capital for purposes of such taxes. If a shareholder is subject to unincorporated business taxation by New York City, income and gains distributed by the Fund will be subject to such taxation except to the extent such distributions are directly attributable to interest earned on tax-exempt obligations issued by New York State or any political subdivision thereof (including the New York City). However, shareholders of the Fund will not be subject to the unincorporated business tax imposed by New York City solely by reason of their ownership of shares in the Fund. Shares of the iShares S&P New York Municipal Bond Fund will not be subject to property taxes imposed by New York State or City.


Interest on indebtedness incurred by shareholders to purchase or carry shares of New York Municipal Income generally will not be deductible for New York State personal income tax purposes.

Interest income on the Fund that is distributed to its shareholders will generally not be taxable to the Fund for purposes of the New York State corporation franchise tax or the New York City general corporation tax.


The foregoing is a general, abbreviated summary of certain of the provisions of the tax laws of New York State and City presently in effect as they directly govern the taxation of shareholders of the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to New York Municipal Income transactions. Shareholders are advised to consult with their own tax advisers for more detailed information concerning New York State and City matters.

TAXATION OF CERTAIN DERIVATIVES. A Fund's transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (I.E., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (I.E., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.


MARKET DISCOUNT. Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

FOREIGN INVESTMENTS.   Income (including, in some cases, capital gains)
received by certain of the Funds from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may elect for U.S. income tax purposes to treat foreign income taxes paid by it as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, shareholders of the Fund would be required to take into account an amount equal to their pro rata portions of such foreign taxes in computing their taxable income and then treat an amount equal to those foreign taxes as a U.S. federal income tax deduction or as a foreign tax credit against their U.S. federal income taxes. Shortly after any year for which it makes such an election, a Fund will report to its shareholders the amount per share of such foreign income tax that must be included in each shareholder's gross income and the amount which will be available for the deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations will be imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

ORIGINAL ISSUE DISCOUNT. Special federal income tax rules apply to the inflation-indexed bonds. Generally, all stated interest on such bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of a positive inflation adjustment, which results in an increase in the inflation-adjusted principal amount of the bond, is treated as original issue discount ("OID"). The OID is included in a Fund's gross income ratably during the period ending with the maturity of the bond, under the general OID inclusion rules. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, a Fund may need to use other sources of cash to satisfy its distributions for such year. The amount of negative inflation adjustment, which results in a decrease in the inflation-adjusted principal amount of the bond, reduces the amount of interest (including stated, interest, OID, and market discount, if any) otherwise includible in a Fund's income with respect to the bond for the taxable year.


Under current law, the Funds serve to block unrelated business taxable income ("UBTI") from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as "excess inclusion income." To Fund shareholders such excess inclusion income may (i) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain "disqualified organizations" as defined by the IRC are Fund shareholders.


TAXATION OF NON-U.S. SHAREHOLDERS. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a Fund's "qualified net interest income" (generally, the Fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund's "qualified short-term capital gains" (generally, the excess of the Fund's net short-term capital gain over the Fund's long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts. Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax.


REPORTING. If a shareholder recognizes a loss with respect to a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of a or the Fund should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.


NET CAPITAL LOSS CARRYFORWARDS. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first. The following Funds had tax basis net capital loss carryforwards as of February 28, 2009, the tax year-end for the Funds listed:



FUND                            EXPIRING 2012   EXPIRING 2013   EXPIRING 2014
------------------------------ --------------- --------------- ---------------
iShares Barclays 1-3 Year        $         -     $         -     $         -
 Credit Bond Fund
iShares Barclays 20+ Year          2,218,753               -       1,105,659
 Treasury Bond Fund
iShares Barclays Aggregate                 -       1,089,293       4,420,413
 Bond Fund
iShares Barclays Credit Bond               -               -               -
 Fund
iShares Barclays                           -               -               -
 Government/Credit Bond
 Fund
iShares Barclays                           -               -               -
 Intermediate Credit Bond
 Fund
iShares Barclays                           -               -               -
 Intermediate
 Government/Credit Bond
 Fund
iShares Barclays TIPS Bond                 -       2,389,570         512,591
 Fund

FUND                            EXPIRING 2015   EXPIRING 2016   EXPIRING 2017       TOTAL
------------------------------ --------------- --------------- --------------- --------------
iShares Barclays 1-3 Year       $          -    $     47,437     $10,833,280    $10,880,717
 Credit Bond Fund
iShares Barclays 20+ Year          4,724,131       3,444,435       1,159,235     12,652,213
 Treasury Bond Fund
iShares Barclays Aggregate        16,516,253      14,768,306      50,590,049     87,384,314
 Bond Fund
iShares Barclays Credit Bond               -          63,716       1,574,319      1,638,035
 Fund
iShares Barclays                           -          35,114         239,375        274,489
 Government/Credit Bond
 Fund
iShares Barclays                           -          61,218       5,969,484      6,030,702
 Intermediate Credit Bond
 Fund
iShares Barclays                           -          34,704       1,168,228      1,202,932
 Intermediate
 Government/Credit Bond
 Fund
iShares Barclays TIPS Bond        13,253,242       5,636,312       1,248,214     23,039,929
 Fund

FUND                          EXPIRING 2012   EXPIRING 2013   EXPIRING 2014
---------------------------- --------------- --------------- ---------------
iShares iBoxx $ High Yield         -                    -               -
 Corporate Bond Fund
iShares iBoxx $ Investment         -            4,185,823       7,993,294
 Grade Corporate Bond
 Fund
iShares S&P California             -                    -               -
 Municipal Bond Index
 Fund
iShares S&P National               -                    -               -
 Municipal Bond Fund
iShares S&P New York               -                    -               -
 Municipal Bond Fund
iShares JPMorgan USD               -                    -               -
 Emerging Markets Bond
 Fund

FUND                          EXPIRING 2015   EXPIRING 2016   EXPIRING 2017      TOTAL
---------------------------- --------------- --------------- --------------- -------------
iShares iBoxx $ High Yield               -         664,085      10,660,170     11,324,255
 Corporate Bond Fund
iShares iBoxx $ Investment      68,185,543      39,603,772     242,892,681    362,861,113
 Grade Corporate Bond
 Fund
iShares S&P California                   -          13,877         276,708        290,585
 Municipal Bond Index
 Fund
iShares S&P National                     -           6,225       1,260,856      1,267,081
 Municipal Bond Fund
iShares S&P New York                     -              60         149,960        150,020
 Municipal Bond Fund
iShares JPMorgan USD                     -               -          91,088         91,088
 Emerging Markets Bond
 Fund

Financial Statements
Each Fund's audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

Miscellaneous Information
COUNSEL. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers, LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust's independent registered public accounting firm, audits the Funds' financial statements, and may perform other services.


SHAREHOLDER COMMUNICATIONS TO THE BOARD. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o Barclays Global Investors, N.A. - Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder;
(ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

Appendix A

                          DESCRIPTION OF BOND RATINGS
Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings given to securities at issuance do not necessarily represent ratings which would be given to these securities on a particular subsequent date.

Bonds which are unrated expose the investor to risks with respect to capacity to pay interest or repay principal which are similar to the risks of lower-rated speculative bonds. Evaluation of these securities is dependent on the investment adviser's judgment, analysis and experience in the evaluation of such bonds.

Investors should note that the assignment of a rating to a bond by a rating service may not reflect the effect of recent developments on the issuer's ability to make interest and principal payments.

The descriptions below relate to corporate bonds and are not applicable to the other types of securities.

MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

NOTE: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM DEBT

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of one year.

Issuers rated Prime-1 or P-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 or P-1 repayment ability will often be evidenced by many of the following characteristics:

      o  Leading market positions in well established industries.

      o  High rates of return on funds employeds.

      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      o Well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 or P-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD & POOR'S RATINGS GROUP

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.


C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


NR: NR indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

A: S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH RATINGS

INVESTMENT GRADE BOND RATINGS

AAA: Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

HIGH YIELD BOND RATINGS

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, AND C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, AND D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90% and "D" the lowest recovery potential, I.E., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect of repaying all obligations.

INVESTMENT GRADE SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F-2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

NOTES TO SHORT-TERM RATINGS

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, to categories below "CCC," or to short-term ratings other than "F-l."

"NR" indicates that Fitch does not rate the issuer or issue in question.

"Withdrawn": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.


BGI-SAI-02-0709
                                  iShares Trust
                        File Nos. 333-92935 and 811-09729
                                     Part C
                                Other Information

Item 23. Exhibits:

                                                                       PEA # 245

Exhibit
Number    Description
-------   ----------------------------------------------------------------------
(a) Amended and Restated Agreement and Declaration of Trust, dated September 24, 2008, is incorporated herein by reference to Post-Effective Amendment No. 175, filed October 6, 2008 ("PEA No. 175").

(a.1) Restated Certificate of Trust, dated September 13, 2006, is incorporated herein by reference to Post-Effective Amendment No. 53, filed September 19, 2006.

(b) Amended and Restated By-Laws, dated December 8, 2006, are incorporated herein by reference to Post-Effective Amendment No. 74, filed March 23, 2007 ("PEA No. 74").

(c) Article II of the Amended and Restated Agreement and Declaration of Trust incorporated herein by reference to PEA No. 175.

(d.1) Investment Advisory Agreement between the Trust and Barclays Global Fund Advisors ("BGFA") is incorporated herein by reference to Post-Effective Amendment No. 2, filed May 12, 2000 ("PEA No. 2").

(d.2) Schedule A to the Investment Advisory Agreement between the Trust and BGFA is incorporated herein by reference to Post-Effective Amendment No. 242, filed June 12, 2009.

(d.3) Schedule A to the Investment Advisory Agreement between iShares, Inc. and BGFA is incorporated herein by reference to Post-Effective Amendments No. 243, filed June 17, 2009 ("PEA No. 243").

(d.4) Fee Waiver Agreement, dated August 11, 2008, between iShares Trust for iShares All Country Asia ex-Japan Index Fund and BGFA is incorporated herein by reference to PEA No. 175.

(d.5) Fee Waiver Agreement, dated September 24, 2008, between iShares Trust for Target Funds and BGFA is incorporated herein by reference to Post-Effective Amendment No. 184, filed November 3, 2008.

(e.1) Distribution Agreement between the Trust and SEI Investments Distribution Company ("SEI") is incorporated herein by reference to PEA No. 2.

(e.2) Exhibit A to the Distribution Agreement between the Trust and SEI is incorporated herein by reference to PEA No. 243.

(f)       Not applicable.

(g.1) Custodian Agreement between the Trust and Investors Bank & Trust Company ("IBT")(1) is incorporated herein by reference to PEA No. 2.

(g.2) Amendment, dated December 31, 2002, to the Custodian Agreement is incorporated herein by reference to Post-Effective Amendment No. 45, filed June 28, 2006 ("PEA No. 45").

(g.3) Amendment, dated May 21, 2002, to the Custodian Agreement is incorporated herein by reference to PEA No. 45.

(g.4) Amendment, dated January 1, 2006, to the Custodian Agreement is incorporated herein by reference to PEA No. 45.

(g.5) Appendix A to the Custodian Agreement is incorporated herein by reference to PEA No. 243.

(h.1) Securities Lending Agency Agreement, dated April 2, 2007, between the Trust and iShares, Inc. and Barclays Global Investors ("BGI") is incorporated herein by reference to Post-Effective Amendment No. 78, filed April 23, 2007 ("PEA No. 78").

(h.2) Appendix A to Securities Lending Agency Agreement is incorporated herein by reference to Post-Effective Amendment No. 243.

(h.3) Delegation Agreement between the Trust and IBT(1) is incorporated herein by reference to Exhibit (g.3) to PEA No. 2.

(h.4) Administration Agreement between the Trust and IBT(1) is incorporated herein by reference to Exhibit (h.1) to PEA No. 2.

(h.5) Amendment, dated May 21, 2002, to the Administration Agreement is incorporated herein by reference to Exhibit (h.6) to PEA No. 45.

(h.6) Amendment, dated January 1, 2006, to the Administration Agreement is incorporated herein by reference to Exhibit (h.7) to PEA No. 45.

(h.7) Amendment, dated January 1, 2007, to the Administration Agreement is incorporated herein by reference to Exhibit (h.8) to Post-Effective Amendment No. 75, filed March 26, 2007.

(h.8) Appendix A to the Administration Agreement is incorporated herein by reference to PEA No. 243.

(h.9) Transfer Agency and Service Agreement between the Trust and IBT(1) is incorporated herein by reference to Exhibit (h.2) to PEA No. 2.

(h.10) Amendment, dated May 21, 2002, to the Transfer Agency Agreement is incorporated herein by reference to PEA No. 45.

(h.11) Amendment, dated August 18, 2004, to the Transfer Agency Agreement is incorporated herein by reference to PEA No. 45.

(h.12) Amendment, dated January 1, 2006, to the Transfer Agency Agreement is incorporated herein by reference to PEA No. 45.

(h.13) Appendix A to the Transfer Agency and Service Agreement is incorporated herein by reference to PEA No. 243.

(h.14) Sublicense Agreement, dated April 25, 2000, between BGI and the Trust for iShares S&P Funds is incorporated herein by reference to Exhibit (h.3.i) to PEA No. 2.

(h.15) Amendment to Sublicense Agreement between BGI and the Trust for the iShares S&P Funds is incorporated herein by reference to Post-Effective Amendment No. 188, filed November 20, 2008 ("PEA No. 188").

(h.16) Sublicense Agreement, dated April 25, 2000, between BGI and the Trust for iShares Dow Jones Funds is incorporated herein by reference to Exhibit (h.7) to Post-Effective Amendment No. 37, filed June 6, 2005 ("PEA No. 37").

(h.17) Exhibit A to the Sublicense Agreement, dated April 1, 2006, between BGI and the Trust for iShares Dow Jones Funds is incorporated herein by reference to Exhibit (h.8) to Post-Effective Amendment No. 43, filed April 17, 2006.

(h.18) Sublicense Agreement between BGI and the Trust for iShares Dow Jones Funds to be filed by amendment.

(h.19) Sublicense Agreement, dated April 25, 2000, between BGI and the Trust for iShares Russell Funds is incorporated herein by reference to Exhibit (h.8) to PEA No. 37.

(h.20) Exhibit A to the Sublicense Agreement between BGI and the Trust for iShares Russell Funds is incorporated herein by reference to Post-Effective Amendment No. 114, filed November 9, 2007 ("PEA No. 114").

(h.21) Sublicense Agreement between BGI and the Trust for iShares MSCI EAFE Index Fund is incorporated herein by reference to Exhibit (h.9) to Post-Effective Amendment No. 10, filed June 1, 2001.

(h.22) Amendment to Sublicense Agreement between BGI and the Trust for the iShares MSCI Funds is incorporated by reference to PEA No. 188.

(h.23) Sublicense Agreement between BGI and the Trust for iShares Nasdaq Biotechnology Index Fund is incorporated herein by reference to Exhibit (h.10) to Post-Effective Amendment No. 13, filed July 31, 2001.

(h.24) Sublicense Agreement between BGI and the Trust for iShares Lehman Brothers 1-3 year Treasury Index Fund, iShares Lehman Brothers 7-10 year Treasury Index Fund, iShares Lehman Brothers 20+ year Treasury Index Fund, iShares Lehman Brothers Treasury Index Fund, iShares Lehman Brothers Government/Credit Index Fund and iShares U.S. Credit Index Fund is incorporated herein by reference to Exhibit (h.12) to Post-Effective Amendment No. 16, filed July 31, 2002.

(h.25) Sublicense Agreement between BGI and the Trust for iShares iBoxx $ High Yield Corporate Bond Fund and iShares iBoxx $ Investment Grade Corporate Bond Fund is incorporated herein by reference to Exhibit (h.24) to PEA No. 114.

(h.26) Sublicense Agreement between BGI and the Trust for iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Exhibit (h.15) to PEA No. 37.

(h.27) Sublicense Agreement between BGI and the Trust for iShares Dow Jones Transportation Average Index Fund and iShares Dow Jones Select Dividend Index Fund is incorporated herein by reference to Exhibit (h.17) to PEA No. 37.

(h.28) Sublicense Agreement between BGI and the Trust for iShares NYSE 100 Index Fund and iShares NYSE Composite Index Fund is incorporated herein by reference to Exhibit (h.19) to PEA No. 37.

(h.29) Sublicense Agreement between BGI and the Trust for iShares FTSE/Xinhua China 25 Index Fund is incorporated herein by reference to Exhibit (h.20) to PEA No. 37.

(h.30) Sublicense Agreement between BGI and the Trust for iShares Morningstar Funds is incorporated herein by reference to Exhibit (h.21) to PEA No. 37.

(h.31) Sublicense Agreement between BGI and the Trust for iShares KLD Select SocialSM Index Fund is incorporated herein by reference to Exhibit (h.22) to PEA No. 37.

(h.32) Exhibit A to the Sublicense Agreement between BGI and the Trust for iShares KLD 400 Social Index Fund is incorporated herein by reference to Exhibit (h.31) to PEA No. 114.

(h.33) Exhibit A to the Sublicense Agreement between BGI and the Trust for iShares Lehman Brothers Funds is incorporated herein by reference to Exhibit (h.32) to Post-Effective Amendment No. 67, filed January 5, 2007.

(h.34) Exhibit A to the Sublicense Agreement between BGI and the Trust for iShares Dow Jones EPAC Select Dividend Index Fund is incorporated herein by reference to Exhibit (h.38) to Post-Effective Amendment No. 93, filed July 30, 2007.

(h.35) Sublicense Agreement between BGI and the Trust for FTSE/NAREIT Funds is incorporated herein by reference to PEA No. 114.

(h.36) Amendment to Sublicense Agreement between BGI and the Trust for FTSE/NAREIT Funds to be filed by amendment.

(h.37) Sublicense Agreement between BGI and the Trust for iShares JPMorgan USD Emerging Markets Bond Fund is incorporated herein by reference to Exhibit (h.38) to Post-Effective Amendment No. 101, filed September 27, 2007.

(i) Legal Opinion and Consent of Richards, Layton & Finger P.A. is filed herein.

(j)       Consent of PricewaterhouseCoopers LLP is filed herein.

(k)       Not applicable.

(l.1) Subscription Agreement between the Trust and SEI is incorporated herein by reference to PEA No. 2.

(l.2) Letter of Representations between the Trust and Depository Trust Company is incorporated herein by reference to PEA No. 2.

(l.3) Amendment of Letter of Representations between the Trust and Depository Trust Company for iShares S&P Global 100 Index Fund and iShares Cohen & Steers Realty Majors Index Fund is incorporated herein by reference to Post-Effective Amendment No. 11, filed July 2, 2001.

(m)       Not applicable.

(n)       Not applicable.

(o)       Not applicable.

(p.1) iShares Trust Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 41, filed November 23, 2005.

(p.2) BGI Code of Ethics is incorporated herein by reference to Post-Effective Amendment No. 39, filed July 28, 2005.

(p.3)     Code of Ethics for SEI is incorporated herein by reference to PEA No.
          45.

(q) Powers of Attorney, each dated February 23, 2009, for Michael A. Latham, Lee T. Kranefuss, John E. Martinez, George G.C. Parker, Cecilia H. Herbert, John E. Kerrigan, Charles A. Hurty, Robert H. Silver and Darrell Duffie is incorporated herein by reference to PEA No. 226, filed April 22, 2009.

Item 24. Persons Controlled By or Under Common Control with Registrant:

None.

Item 25. Indemnification:

The Trust (also referred to in this section as the "Fund") is organized as a Delaware statutory trust and is operated pursuant to an Agreement and Declaration of Trust, (the "Declaration of Trust"), that permits the Trust to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940 (the "1940 Act"). The Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses incurred or paid in connection with any claim, action, suit, or proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders that was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; and

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith that the officers and trustees believed were in or not opposed to the best interests of the Trust.

The Declaration of Trust provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

The Administration Agreement provides that IBT(1) shall indemnify and hold the Fund, its Board of Trustees, officers and employees and its agents harmless from and against any and all Claims to the extent any such Claim arises out of the negligent acts or omissions, bad faith, willful misconduct or material breach of the Administration Agreement by IBT(1), its officers, directors or employees or any of its agents or subcustodians in connection with the activities undertaken pursuant to the Administration Agreement, provided that IBT's(1) indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to IBT(1).

The Custodian Agreement provides that IBT(1) shall indemnify and hold the Fund, its Board of Trustees, officers and employees and its agents harmless from and against any and all Claims to the extent any such Claim arises out of the negligent acts or omissions, bad faith, willful misconduct or material breach of the Custodian Agreement by IBT(1), its officers, directors or employees or any of its agents or subcustodians in connection with the activities undertaken pursuant to the Custodian Agreement, provided that IBT's(1) indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to IBT(1).

The Distribution Agreement provides that SEI agrees to indemnify, defend and hold the Fund, its several officers and Board members, and any person who controls the Fund within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Fund, its officers or Board members, or any such controlling person, may incur under the 1933 Act, the 1940 Act, or under common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board members, or such controlling person resulting from such claims or demands,
(a) shall arise out of or be based upon any information, statements or representations made or provided SEI in any sales literature or advertisements, or any Disqualifying Conduct by SEI in connection with the offering and sale of any Shares, (b) shall arise out of or be based upon any untrue, or alleged untrue, statement of a material fact contained in information furnished in writing by SEI to the Fund specifically for use in the Fund's registration statement and used in the answers to any of the items of the registration statement or in the corresponding statements made in the prospectus or statement of additional information, or shall arise out of or be based upon any omission, or alleged omission, to state a material fact in connection with such information furnished in writing by SEI to the Fund and required to be stated in such answers or necessary to make such information not misleading, (c) arising out of SEI's breach of any obligation, representation or warranty pursuant to this Agreement, or (d) SEI's failure to comply in any material respect with applicable securities laws.

The Authorized Participant Agreement provides that the Participant agrees to indemnify and hold harmless the Fund and its respective subsidiaries, affiliates, directors, officers, employees and agents, and each person, if any, who controls such persons within the meaning of Section 15 of the 1933 Act (each an "Indemnified Party") from and against any loss, liability, cost and expense (including attorneys' fees) incurred by such Indemnified Party as a result of
(i) any breach by the Participant of any provision of the Authorized Participant Agreement that relates to the Participant; (ii) any failure on the part of the Participant to perform any of its obligations set forth in the Authorized Participant Agreement; (iii) any failure by the Participant to comply with applicable laws, including rules and regulations of self-regulatory organizations; or (iv) actions of such Indemnified Party in reliance upon any instructions issued in accordance with Annex II, III or IV (as each may be amended from time to time) of the Authorized Participant Agreement reasonably believed by the distributor and/or the transfer agent to be genuine and to have been given by the Participant.

The Securities Lending Agency Agreement provides that BGI shall indemnify and hold harmless each client, Lender, its Board of Trustees and its agents and BGFA from any and all loss, liability, costs, damages, actions, and claims ("Loss") to the extent that any such Loss arises out of the material breach of this Agreement by or negligent acts or omissions or willful misconduct of BGI, its officers, directors or employees or any of its agents or subcustodians in connection with the securities lending activities undertaken pursuant to this Agreement, provided that BGI's indemnification obligation with respect to the acts or omissions of its subcustodians shall not exceed the indemnification provided by the applicable subcustodian to BGI.

Insofar as indemnification for liabilities arising under the 1940 Act may be permitted to directors, officers and controlling persons of the Trust pursuant to foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for Fund expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

Item 26. (a) Business and Other Connections of the Investment Adviser:

The Trust is advised by BGFA, a wholly-owned subsidiary of BGI, 400 Howard Street, San Francisco, CA 94105. BGFA's business is that of a registered investment adviser to certain open-end, management investment companies and various other institutional investors.

The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business. Each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Name and Position      Principal Business(es) During the Last Two Fiscal Years
---------------------  ---------------------------------------------------------
Blake Grossman         Director and Chairman of the Board of Directors of BGFA
Chairman               and Chief Executive Officer and Director of BGI, 400
                       Howard Street, San Francisco, CA 94105

Anthony Spinale        Chief Financial Officer of BGFA and Chief Financial
Officer                Officer and Cashier of BGI, 400 Howard Street, San
                       Francisco, CA 94105

Rohit Bhagat           Director and Chief Operating Officer of BGFA and BGI, 400
Director               Howard Street, San Francisco, CA 94105

Item 27. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. ("SEI") acts as distributor for:

SEI Daily Income Trust                                 July 15, 1982
SEI Liquid Asset Trust                                 November 29, 1982
SEI Tax Exempt Trust                                   December 3, 1982
SEI Institutional Managed Trust                        January 22, 1987
SEI Institutional International Trust                  August 30, 1988
The Advisors' Inner Circle Fund                        November 14, 1991
The Advisors' Inner Circle Fund II                     January 28, 1993
Bishop Street Funds                                    January 27, 1995
SEI Asset Allocation Trust                             April 1, 1996
SEI Institutional Investments Trust                    June 14, 1996
Oak Associates Funds                                   February 27, 1998
CNI Charter Funds                                      April 1, 1999
iShares, Inc.                                          January 28, 2000
Optique Funds, Inc.                                    November 1, 2000

Causeway Capital Management Trust                      September 20, 2001
Barclays Global Investors Funds                        March 31, 2003
SEI Opportunity Fund, LP                               October 1, 2003
The Arbitrage Funds                                    May 17, 2005
The Turner Funds                                       January 1, 2006
ProShares Trust                                        November 14, 2005
Community Reinvestment Act Qualified Investment Fund   January 8, 2007
SEI Alpha Strategy Portfolios, LP                      June 29, 2007
TD Asset Management USA Funds                          July 25, 2007
SEI Structured Credit Fund, LP                         July 31, 2007
Wilshire Mutual Funds, Inc.                            July 12, 2008
Wilshire Variable Insurance Trust                      July 12, 2008
Forward Funds                                          August 14, 2008
Global X Funds                                         October 24, 2008
Veritas Funds                                          January 16, 2009

SEI provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

                             Position and Office                                             Positions and Offices
Name                         with Underwriter                                                    with Registrant
----                         ----------------                                                ---------------------
William M. Doran             Director                                                                  --
Edward D. Loughlin           Director                                                                  --
Wayne M. Withrow             Director                                                                  --
Kevin Barr                   President & Chief Executive Officer                                       --
Maxine Chou                  Chief Financial Officer, Chief Operations Officer & Treasurer             --
John Munch                   General Counsel & Secretary                                               --
Karen LaTourette             Chief Compliance Officer, Anti-Money Laundering
                             Officer & Assistant Secretary                                             --
Mark J. Held                 Senior Vice President                                                     --
Lori L. White                Vice President & Assistant Secretary                                      --
Robert Silvestri             Vice President                                                            --
John Coary                   Vice President & Assistant Secretary                                      --
John Cronin                  Vice President                                                            --

(c)  Not applicable.

Item 28. Location of Accounts and Records:

(a) The Trust maintains accounts, books and other documents required by Section 31(a) of the 1940 Act and the rules there under (collectively, the "Records") at the offices of State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, MA 02116.

(b) BGFA maintains all Records relating to its services as investment adviser at 400 Howard Street, San Francisco, CA, 94105.

(c) SEI maintains all Records relating to its services as distributor at One Freedom Valley Drive, Oaks, PA 19456.

(d) State Street maintains all Records relating to its services as transfer agent, fund accountant and custodian at 200 Clarendon Street, Boston, MA 02116.

Item 29. Management Services:

Not applicable.

Item 30. Undertakings:

Not applicable.

------------------

/1/ On July 2, 2007, State Street Corporation acquired Investors Financial Services Corporation, the parent company of IBT which provides administrative, custodial and transfer agency services for the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 245 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of San Francisco and the State of California on the 26th day of June 2009.


                                     By:
                                           -------------------------------------
                                           Michael A. Latham*
                                           President
                                     Date: June 26, 2009

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 245 to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.


                                     By:
                                           -------------------------------------
                                           Lee T. Kranefuss*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           John E. Martinez*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           George G. C. Parker*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           Cecilia H. Herbert*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           Charles A. Hurty*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           John E. Kerrigan*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           Robert H. Silver*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           Darrell Duffie*
                                           Trustee
                                     Date: June 26, 2009


                                           -------------------------------------
                                           Michael A. Latham*
                                           President
                                     Date: June 26, 2009

                                           /s/ Jack Gee
                                           -------------------------------------
                                           Jack Gee
                                           Treasurer
                                     Date: June 26, 2009


                                           /s/ Jack Gee
                                           -------------------------------------
                                           *By: Jack Gee
                                           Attorney-in-fact
                                     Date: June 26, 2009

----------
* Powers of Attorney, each dated February 23, 2009, for Michael A. Latham, Lee T. Kranefuss, John E. Martinez, George G.C. Parker, Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, Robert H. Silver and Darrell Duffie are incorporated herein by reference to PEA No. 226, filed April 22, 2009.

Exhibit Index
-------------
(i)             Legal Opinion and Consent of Richards, Layton & Finger P.A.

(j)             Consent of PricewaterhouseCoopers LLP